                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12


                           CTI Group (Holdings) Inc.
 -----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ / No fee required
/X/ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title and number of each class of securities to which this transaction applies:

===================================================================================================
     Issuer and              Number of         Price            Proposed Maximum         Filing Fee
   Title of Class           Securities       Per Share           Aggregate Value           Payable
===================================================================================================
Class A common stock,       16,129,171       $1.4375(a)          $23,185,683.31           $4,637.14
par value $0.01 per
share, of CTI Group
(Holdings), Inc.
---------------------------------------------------------------------------------------------------
Class B common stock,        2,833,334         $2.00(b)           $5,666,668.00           $1,133.34
par value $0.01 per
share, of CTI Group
(Holdings), Inc.
---------------------------------------------------------------------------------------------------
TOTAL                       18,962,505                           $28,852,351.31           $5,770.48
                            ==========                           ==============           =========
===================================================================================================

(a) The price per share of CTI Group (Holdings) Inc.'s Common Stock, which is listed on the OTC Bulletin Board, is based on the average of the bid and asked price on April 28, 2000.

(b) Assumes that the price per share of CTI Group (Holdings), Inc.'s Class B common stock (which will not be publicly traded) is based on a one to one conversion ratio with CTIG's Class A Common Stock, and is therefore valued at the same price as the Class A Common Stock. The price per share of CTI Group (Holdings) Inc.'s Common Stock, which is listed on the OTC Bulletin Board, is based on the average of the bid and asked price on July 25, 2000.

2.       Aggregate number of securities to which transaction applies: 18,962,505

3. Calculation of the underlying value of the transaction: The total underlying transaction value: $28,852,351.31

4.       Proposed maximum aggregate value of transaction: $28,852,351.31.

5.       Total fee paid:  $5,770.48

/X/ Fee paid previously with preliminary materials.

/X/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         /x/   Amount Previously Paid: $5,497.60

         /x/   Form, Schedule or Registration Statement No.: Schedule 14A

         /x/   Filing Party: CTI Group (Holdings) Inc.

         /x/   Date Filed: May 4, 2000, July 27, 2000 and September 6, 2000

                            CTI GROUP (HOLDINGS) INC.

--------------------------------------------------------------------------------
Anthony P. Johns                                         2550 Eisenhower Avenue
Chairman of the Board                                    Norristown, PA 19403

                 MERGERS PROPOSED -- YOUR VOTE IS VERY IMPORTANT

         The boards of directors of CTI Group (Holdings) Inc. and Centillion Data Systems, Inc. have agreed on a merger designed to create a premier worldwide provider of software and services for managing billing and billing analysis for telecommunications systems. In addition, the board of directors of CTIG, contingent upon the approval of the Centillion merger, has approved a merger with Celltech Information Systems, Inc., which would have the effect of merging Celltech with and into a subsidiary of CTIG. The company resulting from the merger, which will continue under the name of CTI Group (Holdings) Inc., is referred to throughout this document as CTIG.

         If the Centillion merger is completed, Centillion's stockholders will receive 13,295,837 shares of Class A common stock in exchange for all of the issued and outstanding capital stock of Centillion. In addition, Centillion's stockholders will receive 2,833,334 shares of newly created Class B common stock. Centillion stockholders will also have an option to acquire additional shares of common stock after closing, as described more fully herein.

          If the Celltech merger is completed, Celltech stockholders will receive $262,599 in cash and between 1,330,501 and 2,217,501 shares of Class A common stock.

         Neither the Centillion merger nor the Celltech merger may be completed unless each is approved by a majority of the holders of CTIG common stock, and the Celltech merger is contingent upon the consummation of the Centillion merger.

         We have scheduled a special meeting for CTIG stockholders to vote on each of the Centillion merger and the Celltech merger. YOUR VOTE IS VERY IMPORTANT. At the special meeting, you also will vote on (1) amendments to CTIG's certificate of incorporation, which will be contingent upon the consummation of the Centillion merger, to redesignate its current common stock as Class A common stock, create a new Class B common stock and restructure and designate CTIG's post-merger board of directors all for purposes of the Centillion merger, and (2) an amendment to CTIG's stock option and restricted stock plan to enable CTIG to issue additional options. CTIG stockholders should note that adoption of the amendment of CTIG's certificate of incorporation will have the effect of electing a new board of directors, the members of which have already been determined in accordance with the Centillion merger agreement.

         Whether or not you plan to attend the special meeting, please take the time to vote by completing and mailing the enclosed proxy card to us. If you sign, date and mail your proxy card without indicating how you want to vote, your proxy will be counted as a vote in favor of the mergers, the amendments to the CTIG certificate of incorporation, and the authorization to increase the number of options available under the CTIG stock option and restricted stock plan. If you fail to return your proxy card, the effect will be a vote against the mergers, the amendments to the certificate of incorporation and the amendment to the CTIG stock option and restricted stock plan. This solicitation is being made by CTIG. The costs of the solicitation are being borne by CTIG.

         The special meeting will be held on Monday, February 12, 2001 at 10:00a.m., Eastern Standard Time.

         This proxy statement provides you with detailed information about the proposed mergers and related transactions. In addition, you may obtain information about the business of CTIG from our latest Annual Report on Form 10-KSB and Quarterly Report on Form 10-QSB which accompany this proxy statement, as well as other documents we have filed with the Securities and Exchange Commission. We encourage you to read these documents carefully.

         We are mailing this proxy statement and accompanying form of proxy to the stockholders of CTIG on or about January 23, 2001.

Anthony P. Johns
Chairman of the Board
CTI Group (Holdings) Inc.



                   Proxy statement dated January 23, 2001.

                            CTI GROUP (HOLDINGS) INC.
                             2550 Eisenhower Avenue
                         Norristown, Pennsylvania 19403

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                        To Be Held on February 12, 2001


To the stockholders of CTI Group (Holdings) Inc.:

         A special meeting of our stockholders will be held on February 12, 2001, at 10:00 a.m., Eastern Standard Time, for the following purposes:

         o to approve and adopt the Centillion merger agreement dated as of February 3, 2000, as amended, by and between CTIG and Centillion, pursuant to which (i) Centillion will be merged with and into CTIG, with CTIG being the surviving entity, (ii) holders of Centillion common stock will receive 13,295,837 shares of Class A common stock and 2,833,334 shares of Class B common stock, and
              (iii) holders of Centillion common stock also will have an option to acquire additional shares of Common A common stock within the next five years;

         o to approve and adopt the Celltech merger agreement dated as of April 5, 2000, by and among CTIG, CTI Billing Solutions Inc., a wholly-owned subsidiary of CTIG, which we will refer to as CTIB, Celltech and all of Celltech's stockholders, pursuant to which Celltech will be merged with and into CTIB, with CTIB being the surviving entity and Celltech shareholders receiving $262,599 in cash and between 1,330,501 and 2,217,501 shares of Class A Common Stock, depending upon the average or price of CTIG's common stock prior to the mergers;

         o to approve and adopt amendments to CTIG's certificate of incorporation to redesignate its current common stock as Class A common stock, create a new Class B common stock and restructure and designate CTIG's post-merger board of directors all for purposes of the Centillion merger;

         o to approve and adopt an amendment to the CTIG stock option and restricted stock plan to enable CTIG to authorize additional options; and

         o to act upon any other matters as may properly come before the special meeting or any adjournment or postponement.

The CTIG board of directors has unanimously approved the merger agreements, the amendments to the certificate of incorporation, the amendment to the stock option and restricted stock plan, and the transactions that these actions concern and recommends that stockholders vote FOR approval and adoption of the above proposals.

         Under Delaware law, appraisal rights will be available to holders of our common stock in connection with the Centillion merger. For stockholders to exercise their appraisal rights, they must follow the procedures prescribed by Delaware law. These procedures are summarized under "The Centillion Merger -- Appraisal Rights" beginning on page 42 of this proxy statement. Appraisal rights are not available to holders of our common stock in connection with the Celltech merger.

         The merger agreements, the amendments to the certificate of incorporation, and the authorization of additional options, and other important matters are explained in the accompanying proxy statement, which you are urged to read carefully. A copy of the Centillion merger agreement is attached as Annex A to the proxy statement, and a copy of the Celltech merger agreement is attached as Annex H.

         The CTIG board of directors has fixed the close of business on January 12, 2001 as the record date for determining the stockholders entitled to receive notice of and to vote at the special meeting and at any and all adjournments or postponements thereof.

         Management welcomes your attendance at the special meeting. Whether or not you expect to attend the special meeting in person, you are requested to complete, sign, date and promptly return the enclosed proxy in the accompanying postage-paid envelope. The prompt return of your proxy will save expenses involved in further communication. Your proxy will not affect your right to vote in person if you attend the special meeting.


                                    By: /s/ Mary Ann Davis
                                        ----------------------------------------
                                        Mary Ann Davis
                                        Corporate Secretary
Norristown, Pennsylvania
January 23, 2001


                             YOUR VOTE IS IMPORTANT.
     TO VOTE YOUR SHARES, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY
              AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.

                                TABLE OF CONTENTS
                                -----------------

                                                                                                               Page

SUMMARY TERM SHEET...............................................................................................10

QUESTIONS AND ANSWERS ABOUT THE PROPOSED MERGERS.................................................................12

SELECTED HISTORICAL FINANCIAL DATA OF CTIG.......................................................................17

SELECTED HISTORICAL FINANCIAL DATA OF CENTILLION.................................................................18

SELECTED HISTORICAL FINANCIAL DATA OF CELLTECH...................................................................20

SELECTED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA ........................................................21

COMPARATIVE PER SHARE DATA.......................................................................................22

SPECIAL CONSIDERATIONS...........................................................................................23
         Risks Relating to the Mergers...........................................................................23
         Risks Relating to the Business of the Resulting Company.................................................25

SPECIAL MEETING OF STOCKHOLDERS..................................................................................27

PROPOSAL I

THE CENTILLION MERGER PROPOSAL...................................................................................29
         Background of the Centillion Merger.....................................................................29
         Recommendation of the Board of Directors of CTIG; Reasons for the Centillion Merger.....................31
         Opinion of Financial Advisor to CTIG....................................................................34
         Interest of Certain Persons in the Centillion Merger....................................................39
         Accounting Treatment of the Centillion Merger...........................................................40
         Federal Income Tax Consequences.........................................................................41
         Listing of Class A Common Stock.........................................................................42
         Resales of CTIG Common Stock Issued in Connection with the Merger; Affiliate Agreements.................42
         Regulatory Approvals....................................................................................42
         Appraisal Rights........................................................................................42

THE CENTILLION MERGER AGREEMENT..................................................................................46
         Conversion and Issuance of Shares.......................................................................46
         Exchange of Stock Certificate...........................................................................48
         Representations and Warranties..........................................................................49
         Covenants...............................................................................................50
         Conditions to Obligations to Effect the Centillion Merger...............................................52
         Termination; Termination Fees and Expenses..............................................................52
         Amendment and Waiver....................................................................................54

THE BUSINESS OF CENTILLION.......................................................................................55
         Overview ...............................................................................................55
         Smart Bill(R)...........................................................................................55
         Traditional Billing.....................................................................................55
         Customers...............................................................................................55
         Patent and Patent Litigation............................................................................55

         Employees...............................................................................................56
         Competitors.............................................................................................56
         Properties..............................................................................................56
         Contracts with Related Entities ........................................................................56

CENTILLION MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
CONDITION AND RESULTS OF OPERATIONS OF CENTILLION................................................................57

COMBINED MANAGEMENT'S DISCUSSION AND ANALYSIS OF THE COMBINED FINANCIAL
CONDITIONS AND RESULTS OF OPERATIONS FOR CENTILLION DIGITAL SYSTEMS, INC.  AND ITS
SUBSIDIARIES, E.NOVA, LLC AND SUBSIDIARY, AND CHS, LLC FOR THE NINE MONTHS ENDED
SEPTEMBER 30, 2000 COMPARED TO THE NINE MONTHS ENDED SEPTEMBER 30, 1999..........................................61

COMBINED MANAGEMENT'S DISCUSSION AND ANALYSIS OF THE COMBINED FINANCIAL
CONDITIONS AND RESULTS OF OPERATIONS FOR CENTILLION DIGITAL SYSTEMS, INC.
AND ITS SUBSIDIARIES, E.NOVA, LLC AND SUBSIDIARY, AND CHS, LLC FOR THE YEAR
ENDED DECEMBER 31, 1999 COMPARED TO THE YEAR ENDED DECEMBER 31, 1998.............................................63

PROPOSAL II

THE CELLTECH MERGER PROPOSAL.....................................................................................65
         Background of the Celltech Merger.......................................................................65
         Recommendation of the Board; Reasons for the Merger.....................................................66
         Interests of Certain Persons in the Celltech Merger.....................................................68
         Accounting Treatment of the Celltech Merger.............................................................68
         Federal Income Tax Consequences.........................................................................68
         Regulatory Approvals....................................................................................69

THE CELLTECH MERGER AGREEMENT....................................................................................70
         Conversion and Issuance of Shares.......................................................................70
         Exchange of Stock Certificates..........................................................................71
         Representations and Warranties..........................................................................72
         Covenants...............................................................................................73
         Conditions to Obligations to Effect the Celltech Merger.................................................75
         Termination; Termination Fees and Expenses..............................................................75
         Amendment and Waiver....................................................................................76

THE BUSINESS OF CELLTECH.........................................................................................77
         Overview ...............................................................................................77
         Competition.............................................................................................77
         Celltech Service Capabilities and Product Offerings.....................................................77
         Customers...............................................................................................78
         Employees...............................................................................................78
         Properties..............................................................................................78

CELLTECH'S MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
CONDITION AND RESULTS OF OPERATIONS..............................................................................79
         Results From Operations for the Period Ended September 30, 2000 Compared to the Period
         Ended September 30, 1999................................................................................79

         Results From Operations for the Year Ended December 31, 1999 Compared to the Year Ended
         December 31, 1998.......................................................................................81

THE RESULTING COMPANY............................................................................................85
         Business and Strategy...................................................................................85
         Directors and Executive Officers........................................................................85
         Executive Compensation .................................................................................87

AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION/SAR VALUES............................................................................89

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT OF CTIG.........................................................................90
         Certain Relationships and Related Transactions..........................................................93
         Section 16(a) Beneficial Ownership Reporting Compliance.................................................94

DESCRIPTION OF CTIG COMMON STOCK.................................................................................95
         CTIG Common Stock.......................................................................................95
         Voting   ...............................................................................................95
         Conversion of Class B Common Stock......................................................................96
         Dividends...............................................................................................96
         Prohibited Business Transactions........................................................................96
         Registrar and Transfer Agent............................................................................96

CTIG MARKET PRICES AND DIVIDENDS.................................................................................97

PROPOSAL III

APPROVAL OF AMENDMENTS TO CTIG's
CERTIFICATE OF INCORPORATION.....................................................................................98
         Purposes and Effects of the Amendment...................................................................98
         Restructure of the Board of Directors...................................................................98
         Redesignation of Existing Common Stock as Class A Common Stock and Class B Common Stock.................99
         Effective Date of Proposed Amendment...................................................................100
         Vote Required for Approval.............................................................................100

PROPOSAL IV

PROPOSAL TO AMEND STOCK OPTION AND RESTRICTED STOCK PLAN........................................................101
         Purposes and Effects of the Amendment..................................................................101
         Benefits Under the Plan................................................................................101
         Summary of Stock Option and Restricted Stock Plan......................................................101
         General  ..............................................................................................101
         Administration of the Plan.............................................................................102
         Stock Option Grants....................................................................................102
         Restricted Stock.......................................................................................103
         Federal Income Tax Consequences........................................................................104
         Effective Date of Proposed Amendment...................................................................104
         Vote Required for Approval.............................................................................104
         Market Price of Shares.................................................................................104

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS......................................................105

OTHER MATTERS...................................................................................................106

WHERE YOU CAN FIND MORE INFORMATION.............................................................................106

INCORPORATION OF DOCUMENTS BY REFERENCE.........................................................................106

CENTILLION DATA SYSTEMS, INC. AND SUBSIDIARIES:
         Financial Statements as of and for the Years Ended December 31, 1999 and 1998:.........................F-4

         Unaudited Condensed Consolidated Financial Statements as of
         September 30, 2000 and for the Periods Ended September 30, 2000 and 1999:.............................F-23

CELLTECH INFORMATION SYSTEMS, INC.:
         Financial Statements as of and for the Years Ended December 31, 1999 and 1998:........................F-31

         Unaudited Condensed Financial Statements as of September 30, 2000 and for
         the periods Ended September 30, 2000 and 1999:........................................................F-46

CENTILLION DIGITAL SYSTEMS, INC. AND SUBSIDIARIES, e.NOVA, LLC
AND SUBSIDIARY, AND CHS, LLC:
         Combined Financial Statements as of and for the Years Ended December 31, 1999 and
         1998 (Compiled):......................................................................................F-51

         Unaudited Combined Financial Statements as of September 30, 2000 and December 31, 1999
         and for the Nine Months Ended September 30, 2000 and 1999:............................................F-65

CDS HOLDINGS, LLC:
         Unaudited Financial Statements as of September 30, 2000 and the Two Months Ended
         September 30, 2000:...................................................................................F-72

         Unaudited Condensed Consolidated Pro Forma Financial Data of CDS Holdings, LLC:.......................F-79

CTI GROUP (HOLDINGS) INC:
         Unaudited Condensed Consolidated Pro Forma Financial Data of CTIG:....................................F-84

ANNEX A -    AGREEMENT AND PLAN OF MERGER BY AND BETWEEN CTI
             GROUP (HOLDINGS) INC. AND CENTILLION DATA SYSTEMS, INC.,
             DATED AS OF FEBRUARY 3, 2000, INCLUDING AMENDMENTS THERETO.........................................A-1

ANNEX B -    SURVIVING CORPORATION ARTICLES OF INCORPORATION....................................................B-1

ANNEX C -    SURVIVING CORPORATION BYLAWS.......................................................................C-1

ANNEX D -    SHAREHOLDER LLC PROMISSORY NOTE....................................................................D-1

ANNEX E -    FORM OF PROMISSORY NOTE............................................................................E-1

ANNEX F -    OPINION OF FIRST COLONIAL SECURITIES GROUP, INC....................................................F-1


ANNEX G -    SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW................................................G-1

ANNEX H -    AGREEMENT AND PLAN OF MERGER BY AND AMONG CTI GROUP
             (HOLDINGS) INC., CTI BILLING SOLUTIONS, INC., DAVID A. WARREN,
             FRANK S. SCARPA, VALERIE S. HART AND RICHARD J. DONNELLY,
             DATED AS OF APRIL 5, 2000 INCLUDING AMENDMENT THERETO..............................................H-1

ANNEX I -    COMMUNICATIONS GROUP INC. STOCK OPTION AND
             RESTRICTED STOCK PLAN..............................................................................I-1

ANNEX J -    AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT,
             DATED AS OF OCTOBER 26, 2000, BY AND AMONG CTI DATA
             SOLUTIONS, INC., CTI DATA SOLUTIONS, LTD, CTI GROUP
             (HOLDINGS) INC., AND CENTILLION DATA SYSTEMS, INC..................................................J-1

ANNEX K -    AMENDED AND RESTATED PROMISSORY NOTE, DATED AS
             OF OCTOBER 26, 2000................................................................................K-1




                               SUMMARY TERM SHEET

         This summary highlights selected information from this document and contains information concerning the most material terms of the mergers that may be important to you. To more fully understand the mergers, the proposed amendments to the certificate of incorporation and proposed amendments to the stock option and restricted stock plan, our stockholders are urged to read this entire document carefully, including the annexes, and the documents we have referred you to. See "Where You Can Find More Information" on page 106.

                                  The Companies

         CTIG is a publicly-held company which designs and develops data processing software for managing telecommunications systems. Its headquarters is located at 2550 Eisenhower Avenue, Norristown, Pennsylvania 19403, Telephone:
(800) 355-5353, Facsimile: (610) 666-7707.

         Centillion is a privately-held company which designs and develops data processing software for managing telecommunications services. Its headquarters is located at 333 North Alabama Street, Suite 240, Indianapolis, IN 46204,
Telephone: (317) 262-4666, Facsimile: (317) 262-4849.

         Celltech is a privately-held company which provides billing, rating, printing and mailing services for the telecommunications industry. Celltech focuses on the wireless marketplace. Its headquarters is located at 15425 I45 North, Suite 200, Houston, TX 77090, Telephone: (281) 873-2300, Facsimile: (281) 873-3018.


                       Summary Description of the Mergers

The Merger between CTIG and Centillion

         Centillion's stockholders will receive:

         o    13,295,837 shares of Class A common stock;
         o additional shares of Class A common stock based on net settlement proceeds that may be received prior to closing from defendants in Centillion patent litigation and from parties who have received a letter from Centillion alleging patent infringement; and
         o 2,833,334 shares of Class B common stock, which have conversion rights into Class A common stock.

         The assets of Centillion businesses that are not related to its billing business and specified cash balances are being transferred to a limited liability company that will be owned by all of the Centillion stockholders (the "Holding LLC") in exchange for a promissory note which will be acquired by CTIG in the Centillion merger (the "Shareholder LLC Promissory Note"). The Shareholder LLC Promissory Note will be secured by the Holding LLC's assets. The Centillion stockholders will have options to purchase additional shares of Class A common stock which will be exercised upon receipt by CTIG of principal payments received under the promissory note. If the promissory note is not fully paid in five years, it is to be appraised, based upon the remaining Holding LLC assets serving as collateral for the note, and the option to purchase shall be deemed exercised based upon the appraised value. The shares which are issued based on the appraised value of the assets serving as collateral are in addition to shares issued in connection with any payments previously made on the note. No cash will be received for those shares issued based on the appraisal until the outstanding principal holder of the promissory note is paid in full, upon maturity which is seven and one-half years after its issue date.

         As of January 11, 2001, CTIG had 7,521,255 shares of common stock issued and outstanding. Each share will entitle the holder to one vote per share.

Ownership of CTIG Following the Centillion Merger (see pages 90 to 93)

         Current CTIG stockholders will own approximately 37.3% of Class A common stock after the Centillion merger. Centillion stockholders will own approximately 62.7% of the Class A common stock and 100% of the Class B common stock of CTIG. The percentage ownership of CTIG upon conversion of the Class B common stock is not determinable at the present time. The number of Class A shares to be issued in exchange for Class B shares depends on three variables which will not be known at the time of closing:

         o    The value, if any, of the patent claims held by the Tracking LLC;
         o    The costs associated with pursuing those claims; and
         o    The then current market price of CTIG Class A common stock.

         Of the Class A and Class B common stock that will be owned by former Centillion stockholders, an aggregate of 52.5% of the Class A common stock and 83.7% of the Class B common stock will be owned by two corporations which are controlled by Mr. Salah Osseiran, resulting in a majority ownership stake and effective control of CTIG by Mr. Osseiran. Mr. Osseiran is currently a member of the board of directors of Centillion, and will be an initial member of the board of directors of CTIG following the Centillion merger. Additionally,4.6% and 7.3% of outstanding shares of Class A and Class B common stock will be beneficially owned by Harold Garrison, who is currently the Chairman of Centillion and will be Chairman of the board of CTIG after the Centillion merger.

Board of Directors and Management of CTIG Following the Centillion Merger (see pages 85 to 87)

         If the Centillion merger is completed, the board of directors will consist of seven members. Pursuant to the Centillion merger agreement and the proposed amendments to CTIG's certificate of incorporation, for a period of three years after the closing of the Centillion merger the current Centillion stockholders have the right to designate four of those directors, and the current CTIG stockholders have the right to designate three.

The Merger between CTIG and Celltech

         If the Celltech merger is completed, Celltech will be merged with and into CTIB, a wholly-owned subsidiary of CTIG, with CTIB remaining as the surviving entity. In the Celltech merger, Celltech stockholders will receive:

         o    a pro rata distribution of an aggregate of $262,599 in cash; and
         o 1,663,126 shares of Class A common stock, subject to possible adjustment, as follows: in the event that the average market price per share (based on the previous twenty (20) trading days) of the Class A common stock on the closing date is greater than $3.00, to a maximum of $3.75, or below $3.00 to a minimum of $2.25, then the number of shares of Class A common stock to be issued in the Celltech merger will be determined by dividing $4,989,378 by this average market price per share; provided that in no event will the number of shares issued be less than 1,330,501 shares nor more than 2,217,501 shares.

Ownership of CTIG Following the Celltech Merger (see pages 90 to 93)

         Current CTIG stockholders will own approximately 33.7% of Class A common stock after the Centillion and Celltech mergers. Celltech stockholders will own approximately 9.5% of the Class A common stock and none of the Class B common stock. Of the Class A common stock that will be owned by former Celltech stockholders, an aggregate of 80% will be owned by David A. Warren, Celltech's president and sole director, and the present owner of 85% of Celltech's outstanding common stock.

         Our stockholders may call 800-355-5353 to obtain more information about the mergers, including updates on the number of shares issued in the mergers.

                              QUESTIONS AND ANSWERS
                           ABOUT THE PROPOSED MERGERS

Q:  Why is CTIG proposing to merge with Centillion?

A: Because we believe the Centillion merger will provide our stockholders with substantial benefits and enable us to better serve our customers. The Centillion merger will allow CTIG to improve its capital position, increase liquidity and expand the functionality of its products. CTIG and Centillion are two very complementary businesses. CTIG has a history in front end call tracking and accounting as well as general billing. Centillion has a 10-year history in billing analysis. The combination of these product offerings will present a more complete billing solution to our customer base, and lay the foundation for CTIG's convergent billing strategy which would allow customers to receive a single bill for their usage of local and long distance telephone service, cable television, internet content, wireless service, and other media, to track and analyze these various forms of communications media in conjunction with one another, and to view this bill in near-real time via the Internet.

Q: What will the stockholders of CTIG and Centillion receive from the Centillion merger?

A: Prior to the Centillion merger, Centillion divested itself of all businesses other than its telecommunications industry billing business. Centillion's stockholders will receive 13,295,837 shares of newly-authorized Class A common stock and 2,833,334 shares of newly-authorized Class B common stock. Centillion will be required to have cash reflected on its balance sheet at the closing of the merger of not less than $8,000,000 (minus expenditures made by Centillion for software in its billing business in fiscal year 2000, not to exceed $2,000,000). Centillion stockholders will also be able to receive additional shares of Class A common stock based on net settlement proceeds that may be received by Centillion prior to closing from defendants in patent infringement actions brought by Centillion. Additionally, over the next five years, current Centillion stockholders will receive additional shares of CTIG Class A common stock as a result of the exercise of an option to purchase shares as principal payments are received under the Shareholders LLC Promissory Note, or after an appraisal of that note which was acquired by CTIG in the merger. This appraisal will be based on the assets serving as collateral for the note, which assets are set forth on Exhibit "A" to the promissory note, attached to this proxy statement as Annex D. If the Holding LLC defaults on the promissory note, recovery will be limited to the value of the assets listed on Exhibit "A" to the note. The shares to be issued based on the appraisal are in addition to any shares issued in connection with payments previously made on the note.

Q:  What will happen to the non-billing businesses of Centillion?

A: The Centillion businesses that are not related to the billing business have been transferred to the Holding LLC in exchange for a promissory note issued to Centillion in the principal amount of approximately $10 million, which CTIG will acquire in the Centillion merger. Principal and interest will be paid as those businesses are sold. CTIG will issue additional shares of Class A common stock to the Centillion stockholders for the amount of principal payments received, at a per share value of 88% of the average market value of the Class A common stock at the time. If the promissory note is not fully paid in five years, it is to be appraised, and shares of Class A common stock are to be issued for the appraised value at 88% of the average market price at the time. In effect, this will permit CTIG over time to raise additional capital by selling its shares of Class A common stock at a 12% discount from the then average market value of its stock. Financial statements for the Holding LLC are attached to this proxy statement beginning at page F-72.

Q: What will happen to the current patent claims being pursued by Centillion?

A: Centillion's patents, its right to enforce those patents, and its current and future patent infringement litigation, are being transferred to the Tracking LLC. As noted above, in connection with the transfer, 2,833,334 newly-authorized shares of Class B common stock will be issued to the Centillion stockholders (the current outstanding common stock will be re-designated as Class A). CTIG and the holders of Class B common stock have the right to convert the Class B common stock into Class A common stock at various times after the merger based on the value of the Tracking LLC (excluding the value of the patents) at a Class A common stock value in accordance with the following:

         o if issued within 25 months of closing, the lower of $1.50 per share or 88% of the then current market value, for the first 1,000,000 additional shares (minus shares issued prior to closing based upon any net proceeds received from settlement of patent claims) and 88% of fair market value for shares issued in excess of 1,000,000; or
         o after 25 months, at either 88% of the average market value at the time or 100% of the average market value at the time, depending upon the type and amount of the conversion.

Affiliates of Centillion's current stockholders have committed to loan, on a non-recourse basis, up to $2,000,000 to the Tracking LLC to pursue its patent infringement litigation.

Q: Why does CTIG need to create the Class B common stock and pursue the patent litigation through a separately owned company?

A: This is being done so that the value of the Centillion patent claims can be easily tracked and valued, and so that these shares may be converted into shares of Class A common stock of CTIG based upon the value to CTIG as those claims are resolved.

Q: Why is CTIG proposing to merge with Celltech?

A: Celltech focuses on the wireless marketplace including cellular, personal communication services (PCS) and enhanced specialized mobile radio (ESMR). Its domain knowledge skill, source code and industry expertise are considered complementary to both CTIG and Centillion and should enhance CTIG's deployment of its convergent billing strategy. Furthermore, the combination should assist each company in attracting new and retaining existing clients by being able to offer immediate "cross market" complementary billing solutions and a clearly defined product road map to true convergent billing solutions.

Q: What will Celltech stockholders receive from the Celltech merger?

A: Under the Celltech merger agreement, Celltech stockholders will receive $262,599 to be distributed pro rata on a per share equivalent basis and between 1,330,501 and 2,217,501 shares of Class A common stock based upon the closing price of the Class A common stock over the 20 trading days preceding the Celltech merger. Approximately 47% of the shares of stock will be placed in escrow and may be released to the Celltech stockholders over the course of three years based upon receipt of target revenue derived from Celltech/CTIB's largest customer. The cash to be received by the Celltech stockholders in the Celltech merger will be used by them to pay fees due Celltech's broker in this transaction.

Q: Why are additional options being authorized under the stock option and restricted stock plan?

A: Up to 2,000,000 new options would be available at the board's discretion to compensate employees of Centillion and Celltech who will now become employees of CTIG, current CTIG employees, individuals who will become directors of CTIG after the mergers, and individuals that the company will need to hire after the mergers.

Q: Why does CTIG need to amend its certificate of incorporation?

A: The amendments to CTIG's certificate of incorporation change the capital structure of CTIG, resulting in the conversion of all outstanding common stock to Class A common stock and Class B common stock, and provide a mechanism for converting Class B common stock into Class A common stock. Additionally, the new certificate of incorporation changes the structure and the membership of the board of directors. All of these changes were negotiated as part of the Centillion merger agreement. The certificate of incorporation will only be amended if the Centillion merger is consummated.

Q:  What do I need to do now?

A: Just mail your signed proxy card in the enclosed return envelope as soon as possible, so that your shares may be represented at the special meeting. The special meeting will take place on February 12, 2001. The board of directors of CTIG unanimously recommends voting in favor of the proposed mergers, the amendments to the certificate of incorporation of CTIG, and increasing the number of options available under the CTIG stock option and restricted stock plan.

Q: If my shares are held in "street name" by my broker, will my broker vote my shares for me?

A: Your broker will vote your shares only if you provide instructions on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares.

Q: Can I change my vote after I have mailed my signed proxy card?

A: Yes. You can change your vote at any time before your proxy is voted at the special meeting. You can do this in one of three ways:

First, you can send a written notice stating that you would like to revoke your proxy.

Second, you can complete and submit a new proxy card. If you choose either of these first two methods, you must submit your notice of revocation or your new proxy card to CTIG. Your submissions must be mailed to CTIG at the address on page 16.

Third, you can attend the special meeting and vote in person. Simply attending the meeting, however, will not revoke your proxy.

If you have instructed a broker to vote your shares, you must follow directions received from your broker to change your vote.

Q:  Should I send in my stock certificates now?

A: No. Our stockholders will not need to exchange their current certificates of CTIG common stock for new certificates as a result of the redesignation of those shares as Class A common stock.

Q:  When do you expect the mergers to be completed?

A: We are working towards completing the mergers as quickly as possible. We expect to complete the mergers within two business days following the special meeting.

Q:  What are the tax consequences of the mergers?

A: CTIG management believes that the mergers should be tax-free to CTIG and our stockholders for Federal income tax purposes. To review the tax consequences to CTIG and our stockholders in greater detail, see pages 40 to 41 and 68 to 69.

Q. How can I get more information about the mergers?

A. You can call Mary Ann Davis, Corporate Secretary of CTIG at (800) 355-5353 to obtain more information about the mergers and updates on the number of shares to be issued in the mergers.

                     Structure of CTI Group (Holdings) Inc.
                  Following the Centillion and Celltech Mergers

 ------------------------------------                ----------------------------------       ------------------------------
|         Centillion                 |              |           Current CTIG           |      |          Celltech           |
|        Stockholders                |              |           Stockholders           |      |        Stockholders         |
|        ------------                |              |           ------------           |      |        ------------         |
| 56.8% (approximate) of post-merger |              |   33.7% (approximate) of post-   |      | 9.5% (approximate) of post- |
| Class A common stock of CTIG       |              |    merger Class A common stock   |      |    merger Class A common    |
| and 100% of post-merger Class B    |              |      of CTIG and 0% of post-     |      |   stock of CTIG and 0% of   |
|       Common Stock                 |              |    merger Class B common stock   |      |     post-merger Class B     |
 ----------------------------------                  ----------------------------------       |        common stock         |
               |               |                                      |                        -----------------------------
               |               |                                      |                                         |
               |               |                                      |                                         |
               |               |                                      |                                         |
               |                --------------------------            |         --------------------------------
               |                                          |           |        |
               |                                          |           |        |
               |                                          |           |        |
               |                                          |           |        |
      -------------------                                 |           |        |
     |                   |                                |           |        |
     |    Holding LLC+   |                                |           |        |
     |                   |                              --------------------------------
      -------------------                              |                                |
               | $10 million Promissory                |                                |
               |     Note            --------------    |                                |          ------------------
               |                    |              |   |            CTI Group           |         |                  |
                --------------------|Centillion    |-- |            (Holdings)          |---------|    CTI Billing   |
                                    |Data Systems, |   |               Inc.             |         | Solutions Inc.** |
      --------------------          |Inc.          |   |                                |         |                  |
     |                    |          --------------    |                                |          ------------------
     |      Tracking      |                            |                                |
     |         LLC        |--------------------------- |                                |
     |                    |                            |                                |
      --------------------                              --------------------------------
                                                                      |
                                                                      |
                                                                      |
                                                                      |
                        -------------------------------------------------------------------------------------------
                       |                   |                  |              |                 |                   |
                 --------------      --------------      -----------    ------------     -------------      --------------
                |              |    |              |    |           |  |            |   |  Telephone  |    |   Plymouth   |
                |   CTI Data   |    |              |    | CTI Data  |  |CTI Soft-Com|   |  Budgeting  |    |Communications|
                |Solution, Ltd.|    | CTI Delaware |    | Solutions |  |    Inc.    |   |Systems, Inc.|    |     Inc.     |
                |    (UK)      |    |Holdings, Inc.|    |(USA) Inc.*|  |  (Dormant) |   |  (Dormant)  |    |   (Dormant)  |
                 --------------      --------------      -----------   -------------     -------------      --------------

*  Will contain the operations of Centillion after the Centillion merger.

** Will contain the operations of Celltech after the Celltech merger.

+  Will contain the former non-billing businesses of Centillion. The promissory note indicated was issued to Centillion and will be acquired by CTIG upon consummation of the Centillion merger.

                     WHO CAN HELP ANSWER YOUR QUESTIONS?

         If you have more questions about the mergers, you should contact:

                            CTI Group (Holdings) Inc.
                             2550 Eisenhower Avenue
                         Norristown, Pennsylvania 19403
                            Telephone: (800) 355-5353
                            Facsimile: (610) 666-7707
                            Attention: Fred Hanuschek
                         e-mail: fhanuschek@ctigroup.com

         If you would like additional copies of the proxy statement or if you would like to receive updated information about the number of CTIG shares to be issued in the mergers, you can also contact Mary Ann Davis, Corporate Secretary of CTIG at the above address.

                   SELECTED HISTORICAL FINANCIAL DATA OF CTIG

         The selected financial data presented below for the years ended March 31, 2000 and 1999 are derived from the consolidated financial statements of CTI Group (Holdings), Inc. which have been audited by Deloitte & Touche LLP, independent auditors (whose report included an explanatory paragraph indicating substantial doubt exists as to CTIG's ability to continue as a going concern), and which are incorporated by reference from information delivered with this proxy statement. The selected financial data presented below for the years ended March 31, 1998, 1997 and 1996 are derived from the audited consolidated financial statements of CTIG which are not incorporated by reference herein. The financial data as of September 30, 2000 and for the six and three months ended September 30, 2000 and 1999 are derived from the Company's unaudited financial statements incorporated herein by reference. The unaudited financial statements include all adjustments, consisting of normal, recurring accruals, which CTIG considers necessary for a fair presentation of the financial position and the results of operations for these periods, and are not necessarily indicative of CTIG's results of operations for the full year. The selected financial data should be read in conjunction with the consolidated financial statements of CTIG and the related notes thereto and "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF CTIG" incorporated by reference from information delivered with this proxy statement.


                                         Fiscal Years                       Three Months                       Six Months
                                       Ended March 31,                   Ended September 30                 Ended September 30
                        ------------------------------------------------------------------------------------------------------------
                            1996       1997       1998          1999        2000       2000         1999           2000        1999
                        ------------------------------------------------------------------------------------------------------------
Statement of Operations
Data:
Net Sales                4,134,830   3,223,290   3,598,720   7,043,026   7,230,336     879,955   1,962,604    2,145,097   3,965,721
Gross Profit             2,310,790   1,839,220   1,569,770   2,664,458   3,027,407     228,341     927,451      732,959   1,987,673
Operating Income (loss)    172,440    (193,750) (1,756,441)   (308,646)   (514,482) (1,090,958)    338,565   (1,489,892)    475,746
Income (loss) before       227,510    (192,710) (1,804,321)   (338,343)   (521,291) (1,092,484)    337,432   (1,490,055)    472,889
Income Taxes
Net Income (loss)          223,850    (197,510) (1,727,821)   (414,843)   (521,291) (1,092,484)    337,432   (1,490,055)    472,889
Income (loss) per common      0.04       (0.04)      (0.27)      (0.06)      (0.07)      (0.15)       0.05        (0.20)       0.07
Share - basic and diluted
Weighted Average Number
of common shares
outstanding:
  Basic                  5,340,089   5,641,765   6,479,341   6,898,946   7,007,295   7,491,255   7,000,467    7,460,422   6,972,301
  Diluted                5,340,089   5,641,765   6,479,341   6,898,946   7,007,295   7,491,255   7,196,992    7,460,422   7,159,679

Balance Sheet Data (at
period end):
Working Capital            177,970  (1,250,617) (1,340,890) (1,369,928)   (944,635) (1,885,275)              (1,885,275)
(Deficiency)
Total Assets             2,107,260   2,755,770   4,420,057   2,583,073   1,721,402     850,728                  850,728
Short-term debt             28,710      57,360     293,820     218,424      50,398     290,000                  290,000
Long-term debt              34,720      25,280   1,267,743           0           0           0                        0
Stockholders' equity     1,113,190   1,479,000       8,530    (305,604)   (354,700) (1,541,499)              (1,541,499)
(deficiency)

Other Data:
Gross Profit Margin          55.9%       57.1%       43.6%       37.8%       41.9%       25.9%       47.3%        34.2%       50.1%
Operating Margin              4.2%       (6.0%)     (48.8%)      (4.4%)      (7.1%)    (124.0%)      17.3%       (69.5%)      12.0%
Current Ratio (at Period    118.6%       69.8%       57.3%       52.6%       54.5%       21.2%                    21.2%
end)

Cash Flows(Uses of
Cash):
  Operating Activities     282,280     396,000     (15,632)    396,679    (466,155)                            (373,179)    (11,583)
  Investing Activities    (588,860)   (569,240)    324,651    (184,978)   (149,395)                             (34,480)    (54,149)
  Financing Activities      29,900      (8,710)    213,084     (94,838)    (25,401)                             261,752    (118,429)


                SELECTED HISTORICAL FINANCIAL DATA OF CENTILLION

         The selected financial data presented below for the years ended December 31, 1999 and 1998 are derived from the consolidated financial statements of Centillion which have been audited by Olive LLP, independent auditors, and which are included elsewhere within this proxy statement. The selected financial data presented below for the years ended December 31, 1997, 1996, and 1995 are derived from the audited consolidated financial statements of Centillion which are not included herein. Reclassifications were made to the 1997, 1996, and 1995 financial statements in order for them to conform to the 1999 and 1998 presentation. The statement of operations and cash flows data for the three month and nine month periods ended September 30, 2000 and 1999 are derived from unaudited financial statements included elsewhere in this proxy statement. The unaudited financial statements include all adjustments, consisting of normal recurring accruals, which Centillion considers necessary for a fair presentation of the financial position and the results of its operations for these periods, and are not necessarily indicative of Centillion's results of operations for the full year. The selected financial data should be read in conjunction with the consolidated financial statements of Centillion and the related notes thereto and "CENTILLION MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF CENTILLION" included elsewhere in this proxy statement.


                                                                           Fiscal Years
                                                                         Ended December 31,
                                                   -------------------------------------------------------------------
                                                      1995         1996         1997         1998          1999

                                                   -------------------------------------------------------------------
Statement of Operations Data:
Net Sales                                          11,023,498   12,655,662   12,753,950   10,573,501    10,734,642
Patent License Revenue                                                                    25,000,000
Cost of Revenues:
     Service                                        5,461,739    5,673,621    5,183,078    3,874,610     3,973,282
     Patent Licenses                                  112,494      454,683    2,629,913    4,091,290       549,503
Gross Profit                                        5,449,265    6,527,358    4,940,959   27,607,601     6,211,857
Operating Income                                    4,960,339    5,665,540    4,305,129   25,575,928     4,253,272
Income from Continuing Operations before
Income Taxes & Minority Interests
                                                    4,813,603    5,566,345    4,394,795   26,172,272     4,353,047
Net Income from Continuing Operations Before        2,846,149    3,604,716    2,645,667   15,749,869     2,619,563
Minority Interests
Net Income (Loss)                                   2,155,728    2,271,910   (1,683,671)  10,282,092   (2,180,725)

Basic Earnings Per Share
Income from Continuing Operations
Per Share                                                0.81         1.01         0.67         4.28          0.74
Weighted Average Shares Outstanding                 3,525,290    3,565,942    3,971,127    3,683,143     3,559,018

Balance Sheet Data (at period end):
Working Capital                                     1,561,519      509,941    1,385,803   12,840,041    15,737,783
Total assets of discontinued operations             1,026,691    9,449,863    7,253,142    5,597,738     5,082,961
Total Assets                                        5,488,957   15,046,635   12,328,028   21,311,346    22,465,058
Short-term debt                                       136,106      746,759      616,285      367,285       118,285
Long-term debt                                              0            0            0            0             0
Total liabilities of discontinued operations           47,309    2,095,330      961,742      455,805     2,788,762
Redeemable Common Stock                               510,125      653,108      799,986      397,969       490,711
Minority Interest                                           0            0            0    1,145,165     1,399,441
Stockholders' equity                                3,890,291   10,503,800    8,755,823   16,721,536    16,322,743

Other Data:
Gross Profit Margin                                     49.4%        51.6%        38.7%        77.6%         57.9%
Operating Margin                                        45.0%        44.8%        33.8%        71.9%         39.6%
Current Ratio (at Period end)                          243.5%       115.0%       150.2%       521.4%        470.1%

Cash Flows(Uses of Cash):
  Operating Activities                              2,609,989    3,576,637    1,274,199   17,227,257       112,694
  Investing Activities                             (2,546,878)  (2,040,164)  (1,081,975)  (2,401,429)   (6,427,909)
  Financing Activities                               (691,397)     235,020     (620,197)  (3,365,226)      (83,141)

[RESTUB TABLE]

                                                     Three Months Ended          Nine Months Ended
                                                        September 30,               September 30,
                                                -------------------------------------------------------
                                                     2000           1999          2000          1999

                                                -------------------------------------------------------
Statement of Operations Data:
Net Sales                                          2,738,984      2,722,332     8,096,903     8,043,056
Patent License Revenue                                                          7,500,000
Cost of Revenues:
     Service                                       1,014,072      1,088,402     3,254,992     2,989,296
     Patent Licenses                                 194,796        111,855     2,551,345       327,052
Gross Profit                                       1,530,116      1,522,075     9,790,566     4,746,708
Operating Income                                     914,485      1,154,393     8,108,736     3,409,721
Income from Continuing Operations before
Income Taxes & Minority Interests
                                                   1,330,692      1,217,572     9,767,327     3,558,762
Net Income from Continuing Operations Before         647,669        731,761     5,789,664     2,138,816
Minority Interests
Net Income (Loss)                                    647,669      (287,623)     5,789,664     (583,148)

Basic Earnings Per Share
Income from Continuing Operations
Per Share                                               0.18           0.20          1.60          0.61
Weighted Average Shares Outstanding                3,629,087      3,632,487     3,629,843     3,534,528

Balance Sheet Data (at period end):
Working Capital                                   13,446,640
Total assets of discontinued operations              938,265
Total Assets                                      18,720,296
Short-term debt                                            0
Long-term debt                                             0
Total liabilities of discontinued operations         487,909
Redeemable Common Stock                              487,498
Minority Interest                                          0
Stockholders' equity                              16,969,672

Other Data:
Gross Profit Margin                                    55.9%          55.9%         62.8%         59.0%
Operating Margin                                       33.4%          42.4%         52.0%         42.4%
Current Ratio (at Period end)                        1164.6%

Cash Flows(Uses of Cash):
  Operating Activities                                                          4,136,142        94,179
  Investing Activities                                                           3,913,401   (6,930,842)
  Financing Activities                                                         (3,170,128)       880,271

                 SELECTED HISTORICAL FINANCIAL DATA OF CELLTECH

         The selected financial data presented below for the years ended December 31, 1999 and 1998 are derived from the financial statements of Celltech which have been audited by Arthur Andersen LLP, independent auditors, and which are included elsewhere within this proxy statement. The selected financial data presented below for the years ended December 31, 1997, 1996, and 1995 are derived from unaudited financial statements of Celltech which are not included herein. The statement of operations and cash flows data for the three and nine month periods ended September 30, 2000 and 1999 are derived from unaudited financial statements included elsewhere in this proxy statement. The unaudited financial statements include all adjustments, consisting of normal recurring accruals, which Celltech considers necessary for a fair presentation of the financial position and the results of its operations for these periods. The selected financial data should be read in conjunction with the consolidated financial statements of Celltech and the related notes thereto and "CELLTECH MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF CELLTECH" included elsewhere in this proxy statement.

                                                           Fiscal Years Ended
                                                               December 31,
                                        ------------------------------------------------------------
                                           1995       1996         1997         1998        1999
                                        ------------------------------------------------------------
Statement of Operations Data:
Net Sales                               4,565,489   3,896,796    5,600,381    8,991,445   7,952,798
Gross Profit                            2,490,219   1,903,284    3,121,637    4,761,268   3,968,862
Operating Income (loss)                   (17,495)   (444,349)     (48,007)     553,288    (714,580)
Income (loss) before Income                (5,410)     15,383      (37,010)     595,800    (860,386)
     Taxes
Net Income (loss)                          (5,410)     17,928      (34,501)     386,584    (577,411)
Income (loss) per share - basic
 and diluted                                (2.30)       7.62       (14.66)      164.29     (245.39)
Weighted average shares outstanding         2,353       2,353        2,353        2,353       2,353

Balance Sheet Data (at period end):
Working Capital (Deficiency)              541,430     518,417      484,382      777,388     290,064
Total Assets                            1,283,042   1,224,899    1,397,623    2,124,902   1,783,465
Short-term debt                            31,392           0            0      147,222     140,963
Long-term debt                                  0           0            0            0     164,001
Stockholders' equity                      702,740     720,668      686,167    1,039,682     462,271

Other Data:
Gross Profit Margin                         54.5%       48.8%        55.7%        53.0%       49.9%
Operating Margin                            (0.4%)     (11.4%)       (0.9%)        6.2%       (9.0%)
Current Ratio (at Period end)              193.3%      202.8%       168.1%       171.8%      125.3%

Cash Flows(Uses of Cash):
  Operating Activities                    533,970      84,336     (134,722)     475,164    (342,927)
  Investing Activities                    (65,856)   (110,798)     (70,830)    (165,634)   (208,897)
  Financing Activities                    (94,072)    (31,392)           0      147,222     157,742


[RESTUB TABLE]

                                       Three Months Ended       Nine Months Ended
                                           September 30,          September 30,
                                      ---------------------------------------------
                                          2000        1999       2000        1999
                                      ---------------------------------------------
Statement of Operations Data:
Net Sales                               1,515,520   1,911,985  5,125,853  6,236,214
Gross Profit                              886,460     910,256  2,783,255  3,370,595
Operating Income (loss)                   240,853     (33,628)   406,713    (39,152)
Income (loss) before Income               244,941     (29,551)   421,039    (32,345)
     Taxes
Net Income (loss)                         189,882     (29,551)   315,779    (32,345)
Income (loss) per share - basic
 and diluted                                80.70      (12.56)    134.20     (13.75)
Weighted average shares outstanding         2,353       2,353      2,353      2,353

Balance Sheet Data (at period end):
Working Capital (Deficiency)              638,481
Total Assets                            1,693,647
Short-term debt                            88,812
Long-term debt                            108,991
Stockholders' equity                      778,050

Other Data:
Gross Profit Margin                         58.5%       47.6%      54.3%      54.0%
Operating Margin                            15.9%       (1.8%)      7.9%      (0.6%)
Current Ratio (at Period end)              180.37

Cash Flows (Uses of Cash):
  Operating Activities                                           428,918   (247,064)
  Investing Activities                                             2,665    (41,536)
  Financing Activities                                          (107,162)   (12,199)


            SELECTED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

         The following table summarizes specified unaudited selected pro forma condensed consolidated data for CTIG, giving effect to the Centillion merger and the Celltech merger. The unaudited selected pro forma balance sheet data as of September 30, 2000 assumes that the Centillion and Celltech mergers had both occurred on that date and was prepared utilizing the unaudited balance sheets of CTIG, Centillion and Celltech as of September 30, 2000. The unaudited selected pro forma operations data for the year ended March 31, 2000 has been prepared on the basis of the results of operations for the year ended March 31, 2000 for CTIG. The operating results for Centillion and Celltech were developed by adding the results for the quarter ended March 31, 2000 and subtracting the results for the quarter ended March 31, 1999 from the historical results for the year ended December 31, 1999. These quarterly results were derived from schedules prepared by Centillion and Celltech's management. The unaudited selected pro forma operations data for the six months ended September 30, 2000 has been prepared using the unaudited financial statements of CTIG, Centillion and Celltech, incorporated by reference into or included with this proxy statement. The unaudited selected pro forma operating data give effect to the Centillion and Celltech mergers as if they occurred on April 1, 1999.

         The unaudited selected pro forma condensed consolidated financial data set forth in the following table is derived from, and should be read in conjunction with, the historical consolidated financial statements of CTIG, Centillion and Celltech, including the respective notes thereto, and the unaudited pro forma condensed consolidated financial data, including the respective notes thereto, incorporated by reference into or included in this proxy statement. See "Where You Can Find More Information," "Incorporation of Documents by Reference" and "Unaudited Pro Forma Condensed Consolidated Financial Data." The following selected unaudited pro forma condensed consolidated financial data is presented for informational purposes only and is not necessarily indicative of the results that would have been achieved had the Centillion merger and Celltech merger been consummated on the dates or prior to the periods presented.

                                                                                                      Pro Forma
                                                                                  Year ended       Six Months Ended
                                                                                   March 31,         September 30,
                                                                                     2000                2000
                                                                                  ----------        --------------
Statement of Operations Data:
Net Sales                                                                         25,395,403          10,883,345
License Fee Settlement Revenue                                                     7,500,000
Cost of Revenues:
     Service                                                                      12,409,489           4,726,396
     Patent Licenses                                                               1,954,000             460,758
Gross Profit                                                                      18,531,914           5,696,191
Depreciation and Amortization                                                      3,426,549           1,684,299
Operating Income (loss)                                                            6,092,129            (571,191)
Income before Income Taxes                                                         5,996,776            (516,041)
Net loss from Continuing Operations                                                2,726,543            (846,785)
Primary Income (loss) from Continuing Operations per common Share                       0.13               (0.04)
Primary Diluted (loss) from Continuing Operations per common Share                      0.12               (0.04)
Weighted Average Number of common shares outstanding:
  Basic                                                                           21,468,876          21,918,752
  Diluted                                                                         22,885,764          21,918,752



                                                                               Pro Forma as of
                                                                                September 30,
                                                                                    2000
                                                                               ---------------
Balance Sheet Data:
Cash and Short Term Investments                                                    6,944,524
Working Capital                                                                    6,947,211
Goodwill                                                                          15,493,879
Total Assets                                                                      29,992,614
Short-term debt                                                                      378,812
Long-term debt                                                                       108,991
Stockholders' equity (deficiency)                                                 25,909,573

                           COMPARATIVE PER SHARE DATA

         The following table presents CTIG's historical and pro forma per share data, and historical and equivalent pro forma per share data of Centillion and Celltech, as of September 30, 2000 and March 31, 2000 and for the six months ended September 30, 2000 and the year ended March 31, 2000. The information in the following table is based upon the historical financial statements of CTIG, Centillion and Celltech included within, or incorporated by reference from information delivered with, this proxy statement. The income (loss) per share to Centillion and Celltech is based on the results of operations for the year ended December 31, 1999. The pro forma per share data is not necessarily indicative of the results that would have been achieved had the mergers been consummated on the dates or prior to the periods presented. The following per share data should be read in conjunction with the consolidated financial statements and related notes thereto of CTIG, Centillion and Celltech, and the unaudited pro forma condensed consolidated financial data, including the notes thereto, included elsewhere in this proxy statement, or incorporated by reference from information delivered with this proxy statement.


                                               CTIG                         CENTILLION                         CELLTECH
                                    -------------------------     -----------------------------     -------------------------------
                                                                  Historical        Equivalent      Historical         Equivalent
                                    Historical      Pro Forma       (1)(2)         Pro Forma (3)      (1)(2)          Pro Forma (4)
                                    ----------      ---------     ----------       -------------    ----------        --------------
Book Value per Share (5)
   September 30, 2000                 (0.21)           1.18          4.68              2.45           330.66             439.74
   March 31, 2000                     (0.05)                         4.77              2.58           230.72             463.30
Cash Dividends Declared per
Share:
   Six Months Ended
   September 30, 2000                  N/A             N/A           N/A                N/A             N/A                N/A
   Year Ended March 31, 2000           N/A             N/A           N/A                N/A             N/A                N/A
Income (loss) from Continuing
Operations per Share:
   Six Months Ended
   September 30, 2000:                (0.20)          (0.04)         0.43              (0.08)          99.94             (14.37)
   Basic                              (0.20)          (0.04)         0.43              (0.08)          99.94             (14.37)
   Diluted
Year Ended March 31, 2000
   Basic                              (0.07)           0.13          0.74              0.26          (245.39)             47.24
   Diluted                            (0.07)           0.12          0.73              0.26          (245.39)             47.24

(1) The historical Income (loss) from Continuing Operations per Share is based on information for the six months ended September 30, 2000.
(2) The historical Income (loss) from Continuing Operations per Share is based on information for the year ended December 31, 2000.
(3) The equivalent pro forma per share data for Centillion is computed by multiplying CTIG's pro forma per share information by the Centillion exchange ratio of 2.069.
(4) The equivalent pro forma per share data for Celltech is computed by multiplying CTIG's pro forma per share information by the Celltech exchange ratio of 372.01.
(5) Book value per share is computed by dividing total stockholders' equity by the aggregate number of common shares outstanding as of the balance sheet date.

                             SPECIAL CONSIDERATIONS

     In addition to general investment risks and those factors set forth throughout this document (including those set forth under the caption "Cautionary Statement Concerning Forward-Looking Statements"), the following issues should be considered by stockholders of CTIG in deciding whether to approve and adopt the Centillion merger agreement and Celltech merger agreement.

Risks Relating to the Mergers

     We face risks associated with a new control group.

     Upon completion of the Centillion merger, the former management of CTIG will no longer have control over CTIG. Rather, directors of Centillion will initially constitute a majority of the members of the board of directors and the executive committee of CTIG, and the majority of outstanding shares of CTIG common stock will be owned by Centillion stockholders. This new control group may implement policies which are different than those currently in place, and have interests which are different than the interests of present CTIG stockholders.

     We may have difficulty integrating three companies which could reduce our anticipated revenues or cost savings.

     The mergers involve the integration of three companies that have previously operated independently. We cannot assure that the respective operations of CTIG, Centillion and Celltech will be integrated without encountering difficulties. These difficulties could arise from integrating different business strategies and integrating personnel with disparate business backgrounds and corporate cultures. The resulting corporations may also lose key CTIG, Centillion or Celltech personnel due to the mergers. One-time costs to CTIG related to the mergers (consisting primarily of financial advisors' fees and expenses, legal and accounting fees and expenses and severance and other exit costs) and integration of operations are anticipated to be approximately $1 million. We cannot assure whether and to what extent the integration and consolidation will achieve increased revenues or operating synergies or that the costs of the mergers and integration of operations will not be greater than anticipated.

     We are greatly dependent on some personnel, and the loss of these personnel could have a material adverse effect on the operations of CTIG.

     CTIG's, Centillion's and Celltech's senior executive officers have substantial experience and expertise and make significant contributions to CTIG's, Centillion's and Celltech's growth and success. In particular, CTIG is highly dependent on some of its employees who are responsible for programming software. Further, the ultimate success of the combination of CTIG, Centillion and Celltech after the merger will be largely dependent on the leadership of the Chief Executive Officer, Anthony P. Johns. The unexpected loss of the services of one or more of CTIG's, Centillion's or Celltech's senior executive officers, or employees responsible for programming software, may have a material adverse effect on the operations of CTIG.

     Amortization of goodwill created by the mergers will have a significant negative impact on the net income of CTIG.

     Based upon the average price of CTIG Common Stock being $1.37 at the time of signing the fourth amendment to the Centillion merger agreement on October 26, 2000, and $3.00 at the time of the signing of the Celltech merger agreement, it is anticipated that, on a pro forma basis, the mergers will result in the creation of approximately $15,494,000 of goodwill. On a pro forma basis, amortization of goodwill will reduce net income by approximately $2,213,000 per year over the next seven years, based upon an assumed seven-year amortization period (which period may be shorter or longer depending on a number of factors). The amount of goodwill created will be determined by the stock price at the effective time of the mergers and the higher price of CTIG stock at that time, the greater will be the amount of the goodwill. Any change in the price of CTIG common stock prior to the mergers may have a substantial impact on the amount of goodwill that is created.

     If we complete the mergers, our use of our NOL's will be limited which could increase our current tax obligations.

     At March 31, 2000, CTIG had federal net operating loss carry forwards in excess of $3.7 million. These NOL's are due to expire in the years 2006 through 2020. These NOL's may be used to offset future taxable income through 2020 and thereby reduce or eliminate federal income taxes otherwise payable. The Internal Revenue Code imposes significant limitations on the utilization of NOL's in the event of an "ownership change" as defined in section 382 of the code. In general, NOL's may be utilized to offset income in the 20 year period following the tax year in which the losses are generated. This is an annual limitation on the amount of pre-ownership change NOL's that a corporation generally may use to offset its post-ownership change income. Any portion of the limitation that is not used in one year will increase the limitation for the following year. The limitation is calculated by multiplying the value of a corporation's stock immediately before an ownership change by the federal long-term tax exempt rate, which rate is currently 5.10%. The Centillion merger will cause an "ownership change" of CTIG and will, as a result, limit the amount of NOL's that CTIG may use to offset its separately generated future taxable income following the Centillion merger. CTIG estimates that the annual limitation would be approximately $1 million as a result of the Centillion merger. Consequently, there can be no assurance that CTIG will fully utilize the tax benefits associated with its NOL's before their expiration.

     Our existing stockholders may experience additional dilution of their ownership interests due to the issuance of shares of our Class A common stock in connection with payments of principal on the Shareholder LLC Promissory Note, conversion of the Class B common stock, additional shares issued in the Celltech merger, and other stock issuances upon exercise of or in connection with future acquisitions.

     If the Shareholder LLC Promissory Note, which is currently valued at approximately $10 million, was paid on [January 11, 2001], CTIG would issue 16,161,616 shares of its Class A common stock based upon the Class A common stock being issued at 88% of its average market value calculated as of that date, pursuant to the formula in the merger agreement, which would dilute our current stockholders' holdings of the post-merger entity from 33.7% to 20.0%. Dilution from the conversion of the Class B common stock is not presently determinable, as this conversion is based on several currently unknown variables including the value of patent claims held by the Tracking LLC (if any), the costs of pursuing these claims and the market price of CTIG Class A common stock on the date of conversion. Additional dilution may result from the Celltech merger. The number of shares to be issued in the Celltech merger is based upon a CTIG stock price of $3.00 per share. If the price of CTIG Stock is below $3.00 on the closing date down to a minimum of $2.25 per share, a maximum of 554,375 additional shares of CTIG Class A common stock will be issued, further diluting current CTIG stockholders.

     In the future, we may also issue additional securities upon the exercise of outstanding stock options or for future acquisitions. These issuances would result in the dilution of the ownership interests of our present stockholders. Currently, we have 50,000,000 shares of common stock that are authorized for issuance. After the mergers, we will have issued a total of approximately [23,554,844] of those shares, including treasury stock, assuming that all currently outstanding stock options are exercised and assuming that the maximum number of shares are issued under the mergers (but not including conversion of the Class B stock).

     As a result of our merger with Centillion and the amendments to the certificate of incorporation, our existing stockholders will not be able to elect directors until July, 2003 and will not have majority representation on our board of directors.

     The amendments to our certificate of incorporation will have the effect of designating a new board of directors which will be classified. The initial two directors in Class I and the initial two directors in Class II have been designated by Centillion. Prior to July 2003, directors in Class I and II will be elected only by holders of Class B common stock, and those holders will be the current Centillion stockholders. The initial three directors in Class III have been designated by CTIG, and their term expires in July 2003. After July 2003, the holders of shares of Class A and Class B common stock will each have one vote for each share held, in the election of all directors. Until that date, however, our existing stockholders will not be able to vote in an election of directors.

Risks Relating to the Business of the Resulting Company

     We have incurred losses and been plagued by poor cash flow.

     CTIG has suffered operating losses in the last three of its fiscal years, including net losses of $1,727,821 in fiscal 1998, $414,843 in fiscal 1999 and $521,291 in fiscal 2000. Based upon the deterioration which occurred in CTIG's financial condition during fiscal 1999 and 2000 and the presence of other conditions, as of March 31, 1999 and 2000, in connection with their audit of CTIG's financial statements, CTIG's independent auditors opined that substantial doubt existed as to CTIG's ability to continue as a going concern. While CTIG has developed a business plan and implemented a number of programs designed to return CTIG to profitability, including consummation of the mergers with Centillion and Celltech, there can be no assurance that our business plan adequately addresses the circumstances and situations which resulted in CTIG's poor financial performance in the periods referred to above.

     We will derive a substantial percentage of our revenue from contracts with a few customers.

     In 1999, the billing business of Centillion derived approximately 83% of its revenue from a single customer, Sprint Communications, L.P. Centillion's contract with Sprint will expire in March 2001. Centillion is hopeful this contract will be renewed but cannot predict whether that will occur or, if it occurs, the terms of any new contract. Also, in 1999 Celltech derived approximately 47% of its revenue from its largest customer and 65% of its revenue from its three largest customers. In May, 2000, Celltech signed an agreement with its largest customer to extend the term of the previous agreement from February 28, 2000 to February 28, 2001, however, this customer has expressed its intent not to renew the contract beyond this date. In May, 1999, Celltech entered into a five year contract extension with its second largest customer. However, later in 1999, the customer filed for Chapter 11 reorganization under the United States Bankruptcy Code. That customer expects to file and seek approval for a plan of reorganization. At the present time, Celltech does not know what impact the bankruptcy will have on its business relationship with this customer. Celltech currently does not have a written contract with its third largest customer. The loss by any of CTIG, Centillion or Celltech of the business of one of these customers could have a substantial negative impact on the resulting company.

     We may not be able to compete successfully in our industry which would have a negative impact on our results of operations.

     CTIG competes with a number of companies in both the United States and United Kingdom that provide products and services that serve the same function as those provided by CTIG. Although CTIG operates in a highly fragmented market, competitors such as Amdocs Corp., Daleen Technologies, Veramark Technologies and Billing Concepts in the United States and BTS, FDS, Softech, Oak and Tiger in the United Kingdom provide products and services comparable to those of CTIG which have the potential to acquire some or all of CTIG's market share in their respective geographic markets. In addition, there are competitors serving the same market niche as Celltech, including Baja Systems, CBill, PSA, Infotech Solutions Corp. and Ito Systems, as well as public companies such as ITDS (recently acquired by Amdocs Corp.) and Convergys Corp. that provide similar services to larger accounts. Centillion competes with many of the same companies as CTIG and Celltech mentioned above. Additionally, new high profile entrants into the market such as Lucent Technologies have created the potential for CTIG's loss of market share, which would have a negative impact on CTIG's business.

     CTIG is also subject to many risks associated with doing business abroad, including:

     o  adverse fluctuations in currency exchange rates;
     o  political and economic disruptions;
     o  the imposition of tariffs and import and export controls; and
     o  increased customs or local regulations.

     The occurrence of any one or more of the foregoing could have a material negative effect on our results of operations.

     We may not be successful when we enter new markets and that lack of success could limit our growth.

     As CTIG enters into new markets, including countries in Asia, Europe and South America, it is faced with the uncertainty of not having previously done business in those commercial, political and social settings. Accordingly, despite our best efforts, our likelihood of success in each new market which we enter is unpredictable for reasons particular to each new market. For example, our success in any new market is based primarily on strong acceptance of our products and services in the new market. It is also possible that, despite our apparently successful entrance into a new market, such as the United Kingdom, some unforeseen circumstances could arise which would limit our ability to continue to do business or to expand in that new market. This would limit our ability to expand and grow.

     The telecommunications billing services industry is subject to continually evolving industry standards and rapid technological changes to which we may not be able to respond.

     The markets for our software products and services are characterized by rapidly changing technology, evolving industry standards and frequent new product introductions. Our business success will depend in part upon our continued ability to enhance our existing products and services, to introduce new products and services quickly and cost-effectively to meet evolving customer needs, to achieve market acceptance for new product and service offerings and to respond to emerging industry standards and other technological changes. We may not be able to respond effectively to technological changes or new industry standards. Moreover, there can be no assurance that our competitors will not develop competitive products, or that any new competitive products will not have an adverse effect on our operating results.

     We intend further to refine, enhance and develop some of our existing software and billing systems and to change all of our billing and accounts receivable management services operations over to the most proven software systems and technology to reduce the number of systems and technologies that must be maintained and supported. There can be no assurances that:

     o We will be successful in refining, enhancing and developing our software and billing systems in the future;
     o The costs associated with refining, enhancing and developing these software products and billing systems will not increase significantly in future periods;
     o We will be able to successfully migrate our billing and accounts receivable management services operations to the most proven software systems and technology; or
     o Our existing software and technology will not become obsolete as a result of ongoing technological developments in the marketplace.

     CTIG's business may suffer as a result of the settlement of Centillion's patent claims.

     Centillion has written letters and filed lawsuits claiming the possible infringement of its patents in connection with the Smart Bill(R) technology. Two settlements in those actions have been entered into and additional settlements may be negotiated in the future. These settlements have provided substantial cash payments to Centillion and, in return, Centillion has waived its claims for past patent violations and granted ongoing licenses to use the technology to the parties involved in those actions. Since these parties are potential customers of CTIG, the effect of granting these licenses as well as the fact that Centillion has brought legal claims against those parties could reduce the ability of CTIG, after the Centillion merger, to find new customers for its products.

                         SPECIAL MEETING OF STOCKHOLDERS

The Special Meeting

General

     This proxy statement is being furnished to our stockholders as part of the solicitation of proxies by the CTIG board of directors for use at a special meeting of stockholders of CTIG to be held on February 12, 2001 at 10:00 a.m. local time, at the offices of Klehr, Harrison, Harvey, Branzburg & Ellers, LLP. This proxy statement and the enclosed form of proxy are first being mailed to stockholders of CTIG on or about January 23, 2001.

     The purpose of the special meeting is to:

     (a) approve and adopt the Centillion merger agreement;

     (b) approve and adopt the Celltech merger agreement;

     (c) approve and adopt amendments to CTIG's certificate of incorporation;

     (d) approve and adopt an amendment to the CTIG stock option and restricted stock plan; and

     (e) transact any other business that may properly come before the special meeting.

     Each copy of this proxy statement mailed to our stockholders is accompanied by a form of proxy for use at the special meeting.

     The CTIG board of directors recommends that our stockholders vote FOR the approval and adoption of the Centillion merger agreement, the Celltech merger agreement, the amendments to the certificate of incorporation, and the amendment to the CTIG stock option and restricted stock plan.

Record Date and Voting

     CTIG has fixed the close of business on January 12, 2001 as the record date for the determination of the CTIG stockholders entitled to notice of and to vote at the special meeting. Accordingly, only holders of record of CTIG common stock on the record date will be entitled to notice of and to vote at the special meeting. As of January 11, 2001, there were outstanding and entitled to vote 7,521,255 shares of CTIG common stock (constituting all of the voting stock of CTIG), which shares were held by approximately 500 holders of record. Each holder of record of shares of CTIG common stock on the record date is entitled to one vote per share which may be cast either in person or by properly executed proxy, at the special meeting. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of CTIG common stock entitled to vote at the special meeting is necessary to constitute a quorum at the special meeting.

     The approval of the Centillion and Celltech merger agreements and the amendments to the CTIG certificate of incorporation will require the affirmative vote of the holders of a majority of the shares of CTIG common stock outstanding on the record date. The amendment to the CTIG stock option and restricted stock plan will require the affirmative vote of the holders of a majority of the shares of CTIG common stock represented at the special meeting.

     Shares of CTIG common stock represented in person or by proxy will be counted for the purposes of determining whether a quorum is present at the special meeting. Shares which abstain from voting as to a particular matter will be treated as shares that are present and entitled to vote at the special meeting for purposes of determining whether a quorum exists, but will not be counted as votes cast on that matter. Because CTIG's Certificate of Incorporation and Bylaws are silent with respect to this issue, if a broker or nominee holding stock in "street name" indicates on a proxy that it does not have discretionary authority to vote as to a particular matter, which are referred to as "broker non-votes," those shares will be treated as present and entitled to vote at the special meeting for purposes of determining whether a quorum exists, but will not be counted as votes cast on that matter. Accordingly, abstentions and broker non-votes will have the same effect as votes against approval of the merger agreements and the amendments to CTIG's certificate because they will not be counted for purposes of achieving a majority vote in favor of those proposals.

     As of January 11, 2001 directors and executive officers of CTIG and their affiliates are beneficial owners of approximately 36% of the outstanding shares of CTIG common stock and have expressed their intent to vote their shares in favor of the merger agreements.

Voting and Revocation of Proxies

     All shares of CTIG common stock which are entitled to vote and are represented at the special meeting by properly executed proxies received prior to or at this meeting, and not revoked, will be voted at this meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated (other than in the case of broker non-votes), those proxies will be voted for approval and adoption of the merger agreements, the amendments to CTIG's certificate of incorporation, and the authorization of additional options under the CTIG stock option and restricted stock plan.

     The CTIG board of directors does not know of any matters other than those described in the notice of the special meeting that are to come before the meeting. If any other matters are properly presented at the special meeting for consideration, including, among other things, consideration of a motion to adjourn the meeting to another time and/or place (including, without limitation, for the purposes of soliciting additional proxies or allowing additional time for the satisfaction of conditions to the mergers), the persons named in the enclosed forms of proxy and acting thereunder generally will have discretion to vote on those matters in accordance with their best judgment. Notwithstanding the foregoing, proxies voting against a specific proposal may not be used by the persons named in the proxies to vote for adjournment of the meeting for the purpose of giving management additional time to solicit votes to approve that proposal.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by

     o filing with the corporate secretary of CTIG, at or before the taking of the vote at the special meeting, a written notice of revocation bearing a later date than the proxy,
     o duly executing a later dated proxy relating to the same shares and delivering it to the secretary of CTIG before the taking of the vote at the special meeting, or
     o attending the special meeting and voting in person (although attendance at the special meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent to CTI Group (Holdings) Inc., 2550 Eisenhower Avenue, Norristown, Pennsylvania 19403, Attention: Mary Ann Davis, or hand delivered to the secretary of CTIG at or before the taking of the vote at the special meeting.

     All expenses of CTIG's solicitation of proxies for the special meeting will be borne by CTIG. In addition to solicitation by use of the mails, proxies may be solicited from CTIG stockholders by directors, officers and employees of CTIG in person or by telephone, telegram or other means of communication. These directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with this solicitation. Arrangements will also be made with brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy solicitation materials to beneficial owners of shares held of record by these brokerage houses, custodians, nominees and fiduciaries, and CTIG will reimburse those brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with this solicitation.

                                   PROPOSAL I

                         THE CENTILLION MERGER PROPOSAL

Background of the Centillion Merger

     In July 1998, the board of directors of CTIG decided to evaluate various alternatives to increase stockholder value. In connection with evaluating its alternatives, the board of directors engaged Sokoloff & Co. as financial advisors. Sokoloff & Co., in turn, solicited various parties which it thought might be interested in either making an investment in CTIG or forming a strategic alliance. Management of CTIG met with management of several competitors to discuss the possibility of a merger, acquisition, sale or investment. This search continued for a period of approximately 12 months. However, in the opinion of CTIG management, none of the companies provided the right strategic fit or offered stockholders adequate value.

     After developing a new business plan, and conducting further negotiations with several potential investors and strategic partners, senior management of CTIG initiated contact with members of the management of Centillion to discuss a possible strategic alliance. Centillion had originally contacted CTIG in 1996 to consider the potential of a licensing agreement in respect of CTIG's Neptune billing software. The project did not develop any further at that time due to Centillion's alternative internal development plans. No further contact was made until CTIG re-initiated contact in June, 1999 with William Miller, Vice President of Centillion. Sokoloff & Co., arranged for Mr. Miller to meet with Mr. Johns and Mr. Sokoloff in Dallas, Texas to explore potential possibilities with Centillion.

     At that meeting the parties discussed the fact that Centillion had significant capital reserves and would be able to provide at least $5 million in cash to CTIG in connection with a possible business combination. In addition, Centillion's patented Smart Bill billing analysis software would complement and expand the functionality and capabilities of CTIG's Neptune - billing software and would significantly enhance CTIG's billing analysis capabilities. The parties believed that the combination of the companies' respective competencies would enable the merged company to provide a complete billing and billing analysis solution to customers and pursue a "convergent billing" strategy. Because of Centillion's ability to provide cash to CTIG, and because of the perceived synergistic fit between the two businesses, CTIG management decided that a potential merger with Centillion was the best strategic alternative to be pursued.

     An initial exploratory discussion was held among Mr. Johns and Mr. Garrison and Mr. Leeds of Centillion in the middle of October, 1999. In this discussion, those individuals conveyed to Mr. Johns that any transaction negotiated between the parties could not include an arrangement that would provide a 5% profit share to the resulting company's president, noting that Mr. Johns' then current employment agreement held this type of provision. Mr. Johns reported this to a regularly convened board meeting of CTIG held on November 3, 1999, and excused himself from the meeting while the board deliberated on this issue. Upon his return to the meeting it was proposed by the board and accepted by Mr. Johns, that in lieu of the 5% profit share, Mr. Johns be issued 300,000 options at the then current prevailing stock price of $1.09, which would vest equally over 3 years, and be conditioned upon a successful conclusion of the negotiations with Centillion.

     In early November 1999, representatives of CTIG, Centillion, Sokoloff & Co., Klehr, Harrison, Harvey, Branzburg & Ellers LLP (outside counsel for CTIG) and Blank Rome Comisky & McCauley (outside counsel for Centillion) met at CTIG's headquarters to discuss a possible business combination. At that meeting, representatives of Centillion suggested a transaction with CTIG in which Centillion placed a value of $40 million on their company and a value of $10 million on CTIG's business. Mr. Johns countered by proposing the negotiation be split into two separate parts. In the first instance, he proposed that CTIG would likely accept a valuation placed upon it of $12 million for the purpose of attracting new investment capital into its business. However, in the second instance, he argued, while Centillion was financially far stronger than CTIG, that this was because CTIG had already invested its resources into the establishment of a European presence and the development of its marketable products. CTIG therefore benefitted from the "time value" it had achieved. He therefore advised Centillion that CTIG would strongly disagree with the 80% / 20% relative values that Centillion had placed on the two businesses.

     Centillion responded by accepting the "investment capital" valuation and agreed to invest $5 million into the common stock of the combined businesses provided that relative values could be agreed upon. It was further agreed that CTIG would appoint a neutral entity to carry out an independent relative valuation of the two businesses.

     Following this review, in mid-November 1999, the same representatives of CTIG, Sokoloff & Co., and Klehr, Harrison met with the representatives of Centillion and Blank Rome in Philadelphia, Pennsylvania. Messrs. Johns and Sokoloff proposed that the operations of the two businesses be valued on a 50% / 50% basis and, therefore, the total number of CTIG outstanding shares and options (approximately eight million) would be the number of shares issued to the Centillion stockholders. However, Mr. Johns believed that Centillion's future revenue stream could be at risk, being largely dependent on one customer. Therefore, it was agreed that approximately 3,250,000 of the 8,000,000 shares proposed to be issued to Centillion shareholders would be held in escrow pending the receipt of future revenues from that or specific substitute customers over a three-year period.

     It was further agreed that Centillion would provide additional working capital to the combined business by contributing $5 million in cash as part of the transaction, which cash CTIG had been attempting to raise independently of the merger. For this $5 million, Centillion would receive an additional 3,333,333 shares of CTIG common stock in the transaction. It was later negotiated that Centillion would contribute an additional $3 million in cash to the combined entity, which funds it had recently received from the settlement of a patent infringement claim it had brought against another company. In exchange for this additional $3 million in cash, CTIG agreed to issue additional shares of CTIG to Centillion stockholders. The final exchange negotiated would be a total of five million shares of CTIG for $8 million cash, in addition to the approximately eight million shares referred to above.

     After substantial discussion, these parties reached a basis of understanding for a proposed merger of CTIG and Centillion, subject to satisfactory due diligence, finalization of economic terms and negotiation of a definitive merger agreement.

     On December 6, 1999, CTIG management reviewed the terms of the proposed merger with its board of directors. Following this review, the board of directors authorized management to continue to pursue a possible merger with Centillion and to appoint First Colonial Securities Group to act as its financial advisor.

     In mid-to-late December 1999, the parties began a review of definitive documentation and commenced a comprehensive due diligence review. This process lasted through most of January 2000.

     On February 3, 2000, the board of directors of CTIG, after reviewing all documentation relating to the proposed merger, and after receiving a preliminary opinion issued by First Colonial Securities Corporation, that the transaction was fair, from a financial point of view, to the holders of CTIG common stock, authorized the execution and delivery of the Centillion merger agreement.

     The merger agreement originally provided that the merger must be consummated by June 30, 2000. Because of various delays, the transaction could not close on that date, and the parties agreed several times to extend the closing date ultimately until January 31, 2001. These changes as well as several others are memorialized in Amendments 1-4 of the merger agreement, attached hereto as Annex A.

     Because the closing had been delayed, in September of 2000, Messrs. Leeds, Garrison and Johns discussed the general terms of changes to the merger agreement, during a conference call, to reflect changes in the relative valuations of CTIG and Centillion and changes in general business conditions from when the merger agreement was first negotiated. The proposed changes were subsequently presented to Rupert Armitage who is a member of CTIG's board. The aforementioned parties agreed upon the changes subject to the approval of the CTIG board of directors. On October 18, 2000, the board of directors, after receiving a revised opinion issued by First Colonial that the transaction as proposed to be amended was fair, from a financial point of view, to the holders of CTIG common stock, approved the proposed terms. On October 26, 2000, the parties executed a fourth amendment to the merger agreement which amendment is attached to the merger agreement as part of Annex A hereto.

     The principal changes to the business terms of the Centillion transaction are as follows:

     (1) The $8 million cash contributed to the transaction by Centillion will be exchanged for 5,333,333 shares of CTIG Class A common stock instead of the previously agreed 5 million shares, representing an increase of 333,333 shares, thereby increasing the total number of Class A shares to be initially issued from 12,962,504 to 13,295,837.

     (2) Up to $2 million of this cash may be reduced by Centillion for capitalized costs associated with product development. Centillion has used and will continue to use this available cash to continue its development of software.

     (3) 3,215,100 shares of Class A common stock, originally planned to be held in escrow pending receipt of revenues from Sprint and others, will be released at closing. This is in recognition of progress on business activity in this area.

     (4) The original transaction had a rate for voluntary conversions of shares of Class B Common Stock into shares of Class A Common Stock of $2.25 per share, for a maximum of 333,334 shares if issued within one year after closing, and otherwise at 88% of the average market price at the time. This voluntary conversion price has been changed to the lower of $1.50 per share or 88% of the average market price for a maximum of 1,000,000 shares if issued within 25 months after closing, and otherwise at 88% of the average market price. As in the original agreement, CTIG has the right to voluntarily convert the shares for a period of two years after closing, and the holders of the Class B Common Stock have the right for three years after that period. This conversion price was changed due to a gradual decline in the market price for CTIG's common stock and the parties had agreed that this change more accurately reflected the market price for CTIG's stock.

     (5) To the extent that net proceeds from Centillion's patent claims are received between October 1, 2000 and the closing date, that additional cash will remain in Centillion as part of the merger and the Centillion stockholders will be issued additional shares of CTIG Class A common stock at closing in accordance with the formula outlined in 4 above. The maximum aggregate number of shares that may be issued based upon the formula of the lower of $1.50 or 88%, whether as a conversion of Class B common stock or for net proceeds from patent claims, is 1,000,000 shares.

     (6) The original agreement made closing contingent upon CTIG's stock price being at least $1.26 per share at the closing date. The parties agreed to lower that floor price by $.46 to $.80 per share.

     In addition, at Mr. Johns' request, the CTIG board of directors cancelled 200,000 of a total of 300,000 unvested options previously granted to him in connection with the Centillion merger in light of the large non-cash compensation charge associated with those options. Also, loans amounting to $550,000 have been made to CTIG by Centillion. The purpose of these loans is to help with the short-term working capital requirements of CTIG.

     On January 12, 2001, the parties executed a fifth amendment to the merger agreement which extended the deadline for closing of the merger to February 28, 2001, a copy of which is attached to the merger agreement as part of Annex A hereto.

Recommendation of the Board of Directors of CTIG; Reasons for the Centillion Merger

     The CTIG board of directors believes that the terms of the Centillion merger are fair to, and in the best interests of, CTIG and its stockholders. Accordingly, the CTIG board of directors has approved and adopted the Centillion merger agreement and the transactions contemplated thereby and recommends its approval and adoption by the stockholders of CTIG.

     The CTIG board of directors believes that the Centillion merger represents the best available strategic alternative for CTIG. It believes that by combining CTIG's strengths in front-end call tracking, accounting and general billing, with Centillion's strengths in billing analysis and its favorable financial position, a new company will be created which will have a better, more competitive position. The CTIG board of directors believes that the resulting company will be able to offer a more complete billing solution to its customers, and lay the foundation for a convergent billing strategy, which would allow its customers to receive a single bill for their usage of local and long distance telephone service, internet, cellular phone, and other media, to track and analyze these various forms of communications media in conjunction with one another, and to view this bill in near-real time via the Internet. See "The Resulting Company."

     In reaching its determination to approve the Centillion merger agreement and recommend approval of the Centillion merger to the CTIG stockholders, the CTIG board of directors considered the information presented to it by CTIG's management, as well as CTIG's professional advisors, and weighed the positive and countervailing factors associated with the Centillion merger. The factors considered by the CTIG board of directors included, without limitation:

     (i) Favorable Considerations:

         (a) CTIG's Business. The CTIG board of directors considered historical and prospective information concerning the financial condition, results of operations and business of CTIG, including in particular, the cash flow needs of the business and its cash position. The CTIG board of directors also considered the current state (and its perception of the future state) of the domestic and international telecommunications billing and billing analysis industry and the economic and market conditions relating to this industry. CTIG's management and professional advisors made several presentations to the CTIG board of directors providing it with operational, financial and legal information concerning CTIG and its future prospects. The CTIG board of directors considered the strategic theoretical alternatives available to CTIG in lieu of the Centillion merger, including maintaining the status quo, seeking to remain independent through alternative financing or partnership transactions, seeking to sell CTIG for cash, or to another third party for stock, as well as the likelihood of being able to pursue any similar alternatives to a successful conclusion. The board determined that the Centillion merger was the most favorable alternative.

         (b) Centillion's Business. The CTIG board of directors considered the operational, financial and legal due diligence materials provided to it by CTIG's management and professional advisors concerning Centillion. This due diligence included historical and prospective information regarding the results of operations, financial condition and business of Centillion and the current state (and its perception of the future state) of the telecommunications billing and billing analysis industry. Factors included in evaluating Centillion included, among other things: its strong balance sheet position, its patented Smart Bill technology, and the expertise of its management in the telecommunications billing industry.

         (c) Opinion of First Colonial Securities Corporation. The CTIG board of directors considered the presentation of First Colonial Securities Corporation, and First Colonial's preliminary opinion, delivered on February 2, 2000, and finalized as of April 5, 2000 and the updated opinion delivered on October 18, 2000, that as of those dates, the transaction was fair, from a financial point of view, to the holders of CTIG common stock. A copy of the October 18, 2000 written opinion, which sets forth the assumptions made, matters considered and limitations on the review undertaken is attached as Annex F to this proxy statement.

         (d) Strategic Merits of the Centillion Merger. The CTIG board of directors approved the Centillion merger based upon its assessment of the strategic merits of the Centillion merger as well as its assessment of the likelihood that other strategic and financing alternatives which had been pursued by CTIG over the course of the 1999 calendar year, would come to fruition. The strategic merits of the Centillion merger, as assessed by the CTIG board of directors, include, but are not limited to:

                  o Centillion would provide CTIG with substantial working capital to enable CTIG to increase its marketing, product development and customer support activities;

                  o Centillion's strengths in billing analysis would complement CTIG's strengths in front-end call tracking and accounting, as well as general billing;

                  o Centillion would provide greater management depth to CTIG, with substantial experience in the telecommunications billing industry; and

                  o CTIG's President and CEO would continue to preside over the operations of the combined business.

         (e) Structure of Centillion Merger; Terms of the Centillion Merger Agreement. The CTIG board of directors considered the terms of the Centillion merger agreement and its legal and tax implications. Because the Centillion merger will be tax neutral to CTIG and our stockholders, this factor weighed in favor of approving the Centillion merger.

     (ii) Countervailing Considerations. The CTIG board of directors also seriously considered factors which may be characterized as countervailing considerations, including, but not limited to:

         (a) The change in control that will result from current stockholders of Centillion owning approximately 62.7% of the outstanding shares of CTIG, including the fact that after the Centillion merger, one stockholder, Mr. Salah Osseiran, will control approximately 52.5% of the outstanding shares of CTIG;

         (b) The change in the composition of the board of directors of CTIG, which will result in former Centillion directors constituting a majority of the directors of CTIG;

         (c) The risks inherent in attempting to successfully integrate the management of CTIG and Centillion into an effective organization;

         (d) The possibility that key employees and members of the management of CTIG may not be willing to remain with CTIG pending the consummation of the Centillion merger and, therefore, may leave CTIG; and

         (e) Approximately 83% of the gross revenues of Centillion's billing business are derived from a single customer. The contract between Centillion and this customer initially expired on September 20, 2000. and was subsequently extended by the parties until March 2001. If this customer chooses not to renew its contract, these revenues would be difficult to replace.

         (f) The size of the termination fee payable, in some circumstances, by CTIG under the Centillion merger agreement.

         (g) The number of shares of CTIG common stock which would be exchanged for the number of shares of Centillion Common Stock and which would result in a transfer of control to Centillion stockholders; and

         (h) The expectation that the Centillion merger would be accounted for as a purchase of CTIG by Centillion resulting in the creation of an amount of goodwill which, based on CTIG's net assets, could have been equivalent to the value of the Centillion transaction.

     The foregoing discussion of the information and factors considered and given weight by the CTIG board of directors is not intended to be exhaustive but is believed to include the material factors considered by the CTIG board of directors. In addition, in reaching the determination to approve and recommend approval and adoption of the Centillion merger agreement, in view of the wide variety of factors considered in connection with its evaluation of the Centillion merger, the CTIG board of directors did not assign any relative or specific weights to the foregoing factors. The CTIG board of directors did, however, take into account, and placed reliance upon, the analyses performed by, and the opinion rendered by, First Colonial Securities Corporation as to the fairness, from a financial point of view, of the number of shares being issued to Centillion stockholders.

     THE CTIG BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE CENTILLION MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY AND BELIEVES THAT THE TERMS OF THE CENTILLION MERGER ARE FAIR TO, AND IN THE BEST INTERESTS OF, CTIG AND ITS STOCKHOLDERS. THE CTIG BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL AND ADOPTION OF THE CENTILLION MERGER AGREEMENT.

Opinion of Financial Advisor to CTIG

     On December 15, 1999, CTIG engaged First Colonial Securities Group, Inc., an investment banking firm, to act as its exclusive financial advisor in connection with the proposed merger of CTIG and Centillion and to render an opinion as to the fairness from a financial point of view of the Centillion merger to the holders of outstanding shares of CTIG common stock. First Colonial Securities Group, Inc. is a 12-year old regional investment-banking firm that, as part of its investment banking services, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, strategic transactions, corporate restructurings, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for other corporate purposes. First Colonial was selected by the CTIG board of directors based on First Colonial's qualifications, expertise and reputation. First Colonial rendered its oral opinion, subsequently confirmed in writing on October 18, 2000, to the CTIG board of directors that, as of such date, the consideration to be received by CTIG stockholders in the merger is fair from a financial point of view to the holders of outstanding shares of CTIG common stock. The opinion issued to the CTIG board and delivered on October 18, 2000 is an updated version of an opinion issued earlier by First Colonial on April 5, 2000 and updated to take into account all of the amendments, including the Fourth Amendment, which have been executed and agreed to by the CTIG Board subsequent to the original opinion being issued.

     The full text of the opinion delivered by First Colonial to the CTIG board of directors dated October 18, 2000, which sets forth the assumptions made, general procedures followed, matters considered, and limitations on the scope of the review undertaken by First Colonial in rendering its opinion, is attached as Annex F to this proxy statement. First Colonial's opinion is directed only to the fairness, from a financial point of view, of the Centillion merger and does not constitute a recommendation to any CTIG stockholder as to how such stockholder should vote with respect to the proposed transaction. The summary of First Colonial's fairness opinion set forth below is qualified in its entirety by reference to the full text of such fairness opinion attached to this proxy statement as Annex F. CTIG stockholders are urged to read the opinion carefully in its entirety.

     In reviewing the proposed transaction, and in arriving at its opinion, First Colonial, among other things:

              o reviewed the available consolidated financial statements of Centillion for recent years and interim periods to date and other relevant financial and operating data of Centillion made available to First Colonial from Centillion and CTIG;

              o discussed the business, financial condition and prospects of Centillion with members of its senior management;

              o reviewed the publicly available consolidated financial statements of CTIG for recent years and interim periods to date and other relevant financial and operating data of CTIG made available to First Colonial from published sources;

              o reviewed internal financial and operating information relating to CTIG prepared by senior management of CTIG;

              o discussed the business, financial condition and prospects of CTIG with members of its senior management;

              o reviewed the recent reported prices and trading activity for the common stock of CTIG and compared this information and financial information for CTIG and Centillion with similar information for other companies engaged in the businesses that First Colonial considered comparable;

              o reviewed the financial terms, to the extent publicly available, of merger and acquisition transactions that First Colonial considered comparable;

              o reviewed the merger agreement as amended, employment agreement and promissory note;

              o performed such other analysis and examinations and considered such other information, financial studies, analyses and investigations and financial, economic and market data as First Colonial deemed relevant.

         First Colonial did not independently verify any of the information concerning CTIG or Centillion in connection with its review of the proposed transaction and, for purposes of its opinion. First Colonial assumed and relied upon the accuracy and completeness of all such information. In connection with its opinion, First Colonial did not prepare or obtain any independent valuation or appraisal of any of the assets or liabilities of CTIG or Centillion. With respect to the financial forecasts and projections used in its analyses, First Colonial assumed that they reflected the best currently available estimates and judgments of the expected future financial performance of CTIG and Centillion. For the purposes of its opinion, First Colonial also assumed that neither CTIG nor Centillion was a party to any pending transactions, including external financings, recapitalizations or material merger discussions, other than the proposed transaction and those activities undertaken in the ordinary course of conducting their respective businesses. For purposes of its opinion, First Colonial assumed that the proposed transaction would qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended, for the CTIG stockholders and that the proposed transaction will be accounted for as a purchase.

         First Colonial's opinion is necessarily based upon market, economic, financial and other conditions as they existed and can be evaluated as of the date of the opinion and any subsequent change in conditions would require a reevaluation of the opinion.

         The following is a brief summary of all material financial analyses performed by First Colonial in connection with providing its opinion to the CTIG board of directors on October 18, 2000. The summary of the First Colonial analyses set forth below does not purport to be a complete description of the presentation by First Colonial to the CTIG board of directors.

Pro Forma Ownership

         Based on the projections for CTIG for the period January 1, 1999 through December 31, 2002 provided by the management of CTIG the projections for Centillion for the period January 1, 2000 through December 31, 2004, each company's relative contribution to the combined entity's balance sheet and the estimates by the management of both companies as to the potential cost savings anticipated to result from the merger, First Colonial compared the estimated implied equity value of a share of CTIG with the theoretical implied equity value of a share of CTIG common stock in the combined company. In its analysis, First Colonial made the following assumptions: (i) CTIG will be permitted to use no more than $1 million of its NOL in any one year should the combined company's earnings enable such offset, (ii) Centillion stockholders have exercised rights to acquire a total of 4,215,099 shares under rights granted to them in the Agreement and Plan of Merger; which when combined with the initial 9,080,738 shares, a total of 13,295,837 shares of Class A common stock is issued to Centillion stockholders at closing (the additional 333,333 shares have been granted in consideration for changes in general business conditions). Accordingly, the Class B common stock to be issued has been reduced to 2,833,334 shares to reflect the exercise of the rights acquired by Centillion stockholders to acquire additional Class A common stock, (iii) cash of not less than $8,000,000, (less all expenditures made by Centillion relating to the development of Billing Business software not to exceed $2,000,000) is on Centillion's balance sheet, (iv) no accounting for potential recoverable patent infringement claims, and (v) goodwill of $13,383,000 is assumed and amortized over a proposed seven year schedule.

          Based upon such assumptions and estimates, including all potential cost savings, synergies and strategic benefits expected by the management of both companies, First Colonial noted that the merger would result in a theoretical implied equity per share price of $0.9125 to $1.62875. Therefore, when compared to the theoretical implied equity value of a share of CTIG common stock prior to the merger of $0.725 to $1.30, the merger should result in per share value accretion for current holders of CTIG common stock of between 13.6% and 25%.

Analysis of Publicly Traded Companies Comparable to Centillion

         Using published Wall Street estimates and First Colonial research, First Colonial compared, among other things, certain financial, trading and valuation statistics and projected revenues for calendar year 2000 as well as resulting multiples for Centillion to corresponding measures for publicly traded companies that First Colonial considered comparable to Centillion. The companies that First Colonial considered comparable to Centillion were:

         Billing Concepts    Telespectrum Worldwide     Teletech Holdings
         TCSI Group          Boston Communication       Objective Systems
         Clarify             Convergys                  Amdocs Ltd.
         Remedy              Siebel Systems             Management Network Group

         First Colonial determined the implied equity value of Centillion, not taking into consideration potential recoverable payments for the tracked assets' patent infringement claims, to be in the range of $20,140,00 to $45,580,000 by applying revenue multiples of Centillion and such comparable companies to projected calendar year 2000. Using First Colonial research, First Colonial calculated the multiples of market value to projected 2000 revenues. With respect to all companies deemed comparable, this analysis yielded the following multiples: a range of 2.5x to 4.5x projected calendar year 2000 revenues. As of October 16, 2000, the proposed transaction values Centillion at $22,177,610, or 2.09x projected 2000 revenues, within the stated range of industry standards for comparable companies.

Analysis of Selected Mergers and Acquisitions Transactions

         First Colonial compared the proposed transaction with selected mergers and acquisitions of comparable companies within the industry. This analysis included seven transactions involving companies in the industry announced since September 1999. No company or transaction used in the above analyses is identical to the proposed transaction and participants. In examining these transactions, First Colonial analyzed, among other things, the multiples of offer prices to revenues for the last 12-month period and the multiples of offer prices to projected earnings before interest and taxes ("EBIT") for the years 2000 and 2001.

         First Colonial's analysis found that for these transactions the multiples of offer prices to revenues for the last 12-month period yielded a range of 2.7x to 4.6x revenue. Using this range, the implied equity value of Centillion using this method of analysis yielded a range of $29,160,000 to $49,680,000. As of October 16, 2000, the proposed transaction values Centillion at $22,177,610, or 2.05x trailing 12-month revenues, below the stated range of industry standards for comparable companies.

         First Colonial's analysis found that for these transactions the multiples of offer prices to projected 2000 EBIT yielded a range of 11x to 18.7x projected 2000 EBIT. Using this range, the implied equity value of Centillion using this method of analysis yielded a range of $20,497,048 to $34,844,982. As of October 16, 2000, the proposed transaction values Centillion at $22,177,610, or 11.9x projected 2000 EBIT, within the stated range of industry standards for comparable companies.

Other Analyses

         First Colonial conducted other analyses as it deemed necessary, including reviewing historical and projected financial and operating data for CTIG and Centillion as well as trading data for CTIG. In addition, First Colonial analyzed information pertaining to the estimated revenues for each of the entities and assessed future growth and acquisition opportunities for each of the companies.

         The preparation of a fairness opinion is a complex process and involves various judgments and determinations as to the most appropriate and relevant assumptions and financial analyses and the application of these methods to the particular circumstances involved. Such an opinion is therefore not readily susceptible to partial analysis or summary description. Taking portions of the analyses set out above, without considering the analysis as a whole, would, in the view of First Colonial, create an incomplete and misleading picture of the processes underlying the analyses considered in rendering the First Colonial opinion. First Colonial did not form an opinion as to whether any individual analysis or factor, positive or negative, considered in isolation, supported or failed to support the First Colonial opinion. In arriving at this opinion, First Colonial considered the results of its separate analyses and did not attribute particular weight to any one analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. The analyses performed by First Colonial, particularly those based on estimates and projections, are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. Such analyses were prepared solely as part of the First Colonial analysis of the fairness to CTIG shareholders, from a financial point of view, of the financial terms of the transaction.

         The foregoing description of First Colonial's opinion is qualified in its entirety by reference to the full text of the opinion that is attached as Annex F to this proxy statement.

Interests of First Colonial in the Merger

         First Colonial, as part of its investment banking services, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, strategic transactions, corporate restructurings, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. First Colonial was engaged by CTIG in February 2000 to render a fairness opinion to the Board of CTIG, as to the fairness from a financial standpoint to the shareholders of CTIG, the proposed transaction.

         Pursuant to the engagement letter dated February 2, 2000, and amended October 20, 2000, CTIG agreed to pay First Colonial a fee of $67,500 upon consummation of the merger, of which $20,000 has been paid to date. The balance of $47,500 is due upon closing of the proposed transaction as well as reimbursement to First Colonial for its reasonable out of pocket expenses. CTIG has agreed to indemnify First Colonial against certain liabilities under the federal securities laws or relating to or arising out of First Colonial's engagement.

Projected Financial Data

         Internal management forecasts, projections and estimates were furnished to First Colonial in January, 2000, in connection with its analysis of the Centillion merger. As a matter of policy, neither CTIG nor Centillion publicly disclose forecasts, projections and estimates of this type and such forecasts, projections and estimates were not prepared with a view towards public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, but, in the view of CTIG's and Centillion's management, was prepared on a reasonable basis, reflects the best available estimates and judgments and presents, to the best of management's knowledge and belief, the expected course of action and the expected future financial performance of CTIG and Centillion at the time it was provided to First Colonial. However, this information is not fact and should not be relied upon as necessarily indicative of future results, and readers of this proxy statement are cautioned not to place reliance on the prospective financial information. These forecasts, projections and estimates were based on numerous variables and assumptions which are inherently uncertain and which may not be within the control of management, including, without limitation, general economic, financial market, regulatory and competitive conditions. Additionally, these projections were prepared independently of the Centillion merger and will be affected by the outcome of the Centillion merger. Accordingly, actual results could vary materially from those set forth in those forecasts, projects and estimates.

         Neither CTIG's nor Centillion's independent auditors, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the prospective financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the prospective financial information.

         The assumptions and estimates underlying the prospective financial information are inherently uncertain and, though considered reasonable by the management of CTIG and Centillion as of the date provided to First Colonial, are subject to a wide variety of significant business, economic, and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information, including, among others, those enumerated in the section of this proxy statement entitled "Special Considerations." Actual results for CTIG and Centillion through September 30, 2000, exclusive of non-recurring licensing revenues to Centillion resulting from the settlement of patent litigation, were significantly lower than the projections provided to First Colonial and presented below. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of CTIG or Centillion or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this proxy statement should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

         Neither CTIG nor Centillion generally publish their business plans and strategies or make external disclosures of their anticipated financial position or results of operations. Accordingly, neither CTIG nor Centillion intend to update or otherwise revise the prospective financial information to reflect circumstances existing since their preparation or to reflect the occurrence of unanticipated events, even in the event that any or all of the underlying assumptions are shown to be in error. Furthermore, neither CTIG nor Centillion intend to update or revise the prospective financial information to reflect changes in general economic or industry conditions.

         Centillion Projections. The following projections assumed that (i) Centillion was a stand-alone company with $5 million dollars of cash and (ii) Centillion's new product would be available for delivery to the market on or about June, 2000. As a result of the Centillion merger, Centillion has committed its available cash to this merger, and delivery of Centillion's new product was delayed until November 2000. Therefore, at the time of the First Colonial analysis, Centillion's projections were as follows:

         Centillion projected revenues relating to its traditional billing business as follows: $402,000 for Fiscal Year 2000; $3,367,000 for Fiscal Year 2001; $6,742,000 for Fiscal Year 2002; $14,533,000 for Fiscal Year 2003; and
$28,093,000 for Fiscal Year 2004; with corresponding net income before taxes of $(1,082,000) for Fiscal Year 2000; $(814,000) for Fiscal Year 2001; $(413,000)
for Fiscal Year 2002; $3,064,000 for Fiscal Year 2003; and $9,269,000 for Fiscal Year 2004.

         Centillion projected revenues relating to its electronic billing business as follows: $10,307,000 for Fiscal Year 2000; $10,731,000 for Fiscal Year 2001; $15,254,000 for Fiscal Year 2002; $ 28,836,000 for Fiscal Year 2003;
and $41,058,000 for Fiscal Year 2004; with corresponding net income before taxes of $3,377,000 for Fiscal Year 2000; $(1,036,000) for Fiscal Year 2001;
$(319,000) for Fiscal Year 2002; $9,367,000 for Fiscal Year 2003; and
$17,905,000 for Fiscal Year 2004.

         Centillion projected cash flow relating to its combined traditional and electronic billing businesses as follows: $(1,129,000) for Fiscal Year 2000; $(4,275,000) for Fiscal Year 2001; $(2,437,000) for Fiscal Year 2002;
$10,762,000 for Fiscal Year 2003; and $25,312,000 for Fiscal Year 2004.

         CTIG Projections. The CTIG projections provided by CTIG to First Colonial were part of a business plan that originally involved the proposed investment of $5 million in cash which was to be applied to CTIG's working capital in order to further develop, support and market its new software. CTIG provided two sets of projections, one showing the result with the investment of the $5 million dollars and one without that investment. Because that $5 million will be obtained from Centillion upon consummation of the Centillion merger, only the set of projections involving the $5 million are included in this proxy statement.

         CTIG's projections assumed that $5 million would be invested into its business by September 30, 1999. Therefore the revenue projections were as follows: $8,648,000 for Fiscal Year 2000; $10,902,000 for Fiscal Year 2001; $14,494,000 for Fiscal Year 2002; and $19,497,000 for Fiscal Year 2003; with corresponding net income before taxes of $678,000 for Fiscal Year 2000; $1,221,000 for Fiscal Year 2001; $3,483,000 for Fiscal Year 2002; and $7,264,000
for Fiscal Year 2003. Actual results for Fiscal Year 2000 were less than the projected amounts.

Interest of Certain Persons in the Centillion Merger

         In considering the recommendations of the board of directors of CTIG with respect to the Centillion merger, the holders of CTIG common stock should be aware that some members of management of CTIG and of the CTIG board of directors have interests in the Centillion merger that are different from, or in addition to, the interests of the holders of CTIG common stock generally. The board of directors of CTIG was aware of these interests and considered them, among other matters, in approving the Centillion merger agreement and the transactions contemplated thereby.

         Board Of Directors, Committees and Management of CTIG After the Centillion Merger. As provided in the Centillion merger agreement, upon the Centillion merger, the CTIG board of directors will initially consist of seven directors, three of which will be designated by CTIG and four of which will be designated by Centillion. The CTIG board will be divided into three classes for purposes of their initial terms (See "Approval of an Amendment to CTIG's Articles of Incorporation -- Restructure of Board of Directors"). All seven of the individuals served previously on the board of directors of either CTIG or Centillion, and are receiving their appointments as a result of the Centillion merger agreement. As board members, these individuals, other than CTIG's chief executive officer, will receive directors' fees, and they will be eligible to participate in the CTIG Stock Option and Restricted Stock Plan. After the Centillion merger, members of CTIG's board of directors will receive compensation in the form of options to acquire shares of Class A common stock and cash as more fully described in "The Resulting Company -- Executive Compensation" beginning on page 85.

         Indemnification of Directors and Officers of CTIG and Centillion. The Centillion merger agreement provides that upon consummation of the Centillion merger, CTIG will indemnify and hold harmless each present and former director and officers of CTIG and Centillion and its subsidiaries to the extent permitted under the organizational documents of those companies with respect to matters existing or occurring at or prior to the Centillion merger, whether asserted or claimed prior to, at or after the Centillion merger. The Centillion merger agreement also provides that if CTIG is a party to any business combination where it is not the surviving entity, it will make reasonable efforts to ensure that the surviving entity assumes this indemnification of Centillion officers and directors.

         Employment Agreement - Anthony P. Johns. Pursuant to the terms of the Centillion merger agreement, Mr. Johns and CTIG will execute an employment agreement to become effective upon consummation of the transactions contemplated by the Centillion merger agreement. This agreement will supersede an employment agreement between CTIG and Mr. Johns which was originally scheduled to terminate on March 31, 2001. Pursuant to the new employment agreement, Mr. Johns will serve as President and Chief Executive Officer of CTIG for a period of 36 months following the completion of the Centillion merger at an annual minimum salary of $250,000. Mr. Johns' prior employment agreement provided for Mr. Johns to receive an annual salary of $175,000. Under his new agreement, Mr. Johns may also receive an annual cash bonus in the sole discretion of the board of directors of CTIG, which will be based on performance, profitability, or other factors. In his prior employment agreement, Mr. Johns was was entitled to a 5% share of CTIG's pre-tax profit. Under his new agreement, Mr. Johns will further be entitled to reimbursement of specified expenses relating to accommodations and transportation, as well as medical insurance, 401(k), and other similar plans in which the company may participate as in his prior agreement. Additionally, the new employment agreement provides for severance payments under certain circumstances in the event of termination of Mr. Johns' employment, of 24 months salary, at his current salary at the time of the termination. Under his prior agreement, Mr. Johns was not entitled to any severance pay except for salary accrued through the termination of the agreement.

         In addition, the CTIG board of directors, in November, 1999, granted Mr. Johns options to purchase 300,000 shares of CTIG common stock at an exercise price of $1.09 per share in the event that CTIG enters into a merger agreement with Centillion. These options were granted to Mr. Johns in lieu of proceeds from a 5% profit share arrangement which was part of the employment agreement entered into with CTIG during fiscal year 1998. Of those 300,000 options, Mr. Johns subsequently agreed unilaterally and without any additional compensation to forfeit 200,000 unvested options in light of the large non-cash compensation charge associated with those options. The remaining 100,000 options vested on November 3, 2000.

         Stock Options. The CTIG Stock Option and Restricted Stock Plan provides for vesting of all issued CTIG stock options and a lifting of all restrictions on transfer of CTIG restricted stock upon a "change in control." The Centillion merger will constitute a change in control under the plan. As a result, all of the currently unvested options outstanding under the plan, with the exception of the 100,000 options granted to Mr. Johns as described above, will become fully vested and immediately exercisable, and all restrictions on transfer of CTIG restricted stock issued under the plan will be eliminated upon consummation of the Centillion merger. The treatment in the Centillion merger of outstanding options and restricted stock under the plan is described under "Proposal to Amend Stock Option and Restricted Stock Plan."

         Additionally, there are 150,000 options to purchase CTIG common stock which have been issued outside of the plan. All of these options will vest and become immediately exercisable upon consummation of the Centillion merger.

Accounting Treatment of the Centillion Merger

         The Centillion merger will be accounted for as a reverse acquisition of CTIG by Centillion. Under this method of accounting, the legal acquirer, CTIG, will continue in existence as the legal entity whose shares represent the outstanding common stock of the combined company. In applying purchase accounting to a reverse acquisition, the assets and liabilities of the legal acquirer are revalued and the purchase price allocated to those assets and liabilities assumed.

Federal Income Tax Consequences

         The following discussion summarizes the material federal income tax consequences of the Centillion merger that are generally applicable to CTIG and our stockholders. This discussion is based on currently existing provisions of the Internal Revenue Code, existing and proposed Treasury regulations thereunder and the current administrative rulings and court decisions, all of which are subject to change. Any such change, which may or may not be retroactive, could alter the tax consequences to CTIG or our stockholders.

         The following does not purport to deal with all aspects of federal income taxation that may affect particular stockholders in light of their individual circumstances, and is not intended for stockholders subject to special treatment under the federal income tax law (including insurance companies, tax-exempt organizations, financial institutions, broker-dealers, foreign persons, stockholders who hold their stock as part of a hedge, appreciated financial position, straddle or conversion transaction, stockholders who do not hold their stock as capital assets and stockholders who have acquired their stock upon the exercise of employee options or otherwise as compensation). In addition, the discussion below does not consider the effect of any applicable state, local or foreign tax laws.

ACCORDINGLY, OUR STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES OF THE MERGER TO THEM, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE MERGER IN THEIR PARTICULAR CIRCUMSTANCES. THE DISCUSSION SET FORTH BELOW IS NOT INTENDED AND SHOULD NOT BE CONSIDERED TAX ADVICE.

         Neither CTIG nor Centillion has requested or will request, a ruling from the IRS with regard to any of the federal income tax consequences of the Centillion merger. As a condition to CTIG's and Centillion's obligation to consummate the Centillion merger, since the date of the Centillion merger agreement, there is not to have been any changes in the facts, circumstances or applicable federal tax laws that would negatively impact the treatment of the Centillion merger for federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Code, and at the effective time, the price of CTIG common stock is not to be below $.80 per share.

         Treatment Of CTIG. No income, gain or loss should be recognized by CTIG upon the consummation of the Centillion merger. Accordingly, no income, gain or loss should be recognized for federal income tax purposes by CTIG upon the issuance of the Class A common stock to the Centillion stockholders in exchange for all of the issued and outstanding common stock of Centillion. In addition, no income, gain, or loss should be recognized for Federal income tax purposes by CTIG upon the issuance of the Class B common stock to the Centillion stockholders in exchange for all of the issued and outstanding common stock of Centillion or upon the conversion of the Class B common stock to Class A common stock.

         Treatment Of Holders of CTIG Common Stock. No income, gain or loss will be recognized by the holders of CTIG common stock upon the consummation of the Centillion merger. Accordingly, no income, gain or loss will be recognized for federal income tax purposes by the holders of CTIG common stock upon CTIG's issuance of the Class A common stock to the Centillion stockholders in exchange for all of the issued and outstanding common stock of Centillion. In addition, no income, gain, or loss will be recognized for Federal income tax purposes by the holders of CTIG common stock upon CTIG's issuance of the Class B common stock to the Centillion stockholders in exchange for all of the issued and outstanding common stock of Centillion or upon the conversion of the Class B common stock to Class A common stock.

         Net Operating Loss Limitations. For a discussion of limitations on the use of CTIG's net operating losses, see "Risk Factors -- Risks Relating to the Centillion Merger."

         CTIG will report to stockholders of CTIG and to the IRS the amount of "reportable payments" and any amount withheld with respect to Class A common stock and Class B common stock during each calendar year.

         Exercise of Dissenters' Rights. Holders of CTIG common stock who exercise their statutory dissenters' rights will recognize gain or loss equal to the difference between their tax basis in their stock and the amount of cash they receive in exchange for that stock. See "The Centillion Merger -- Appraisal Rights."

         EACH OF OUR STOCKHOLDERS IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF THE CENTILLION MERGER, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL OR FOREIGN TAX LAWS.

Listing of Class A Common Stock

         CTIG common stock currently is listed on the Over-the-Counter Bulletin Board. At the time of the Centillion merger, CTIG will attempt to have its Class A common stock listed on the NASDAQ National Market or SmallCap Market. There can be no assurance that CTIG's application for NASDAQ listing will be successful.

Resales of CTIG Common Stock Issued in Connection with the Merger; Affiliate Agreements

         Upon registration of the Class A common stock issued in connection with the mergers for resale, such shares will be freely transferable.

Regulatory Approvals

         No federal or state regulatory approvals or consents are required in connection with the Centillion merger.

Appraisal Rights

         Holders of CTIG common stock who do not vote for the approval and adoption of the Centillion merger agreement and who otherwise comply with the applicable statutory procedures of Section 262 of the Delaware General Corporation Law may be entitled to appraisal rights under Section 262. In order to exercise and perfect appraisal rights, the record holder of CTIG common stock must follow the steps summarized below properly and in a timely manner. A person having a beneficial interest in shares of CTIG common stock held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect appraisal rights.

         Section 262 of the DGCL is reprinted in its entirety as Annex G to this proxy statement. Failure to comply strictly with the procedures set forth in
Section 262 of the DGCL will result in the loss of appraisal rights. Set forth below are all material provisions relating to appraisal rights under Section 262.

         Under the DGCL, holders of CTIG common stock who follow the procedures set forth in Section 262 will be entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment in cash of the "fair value" of those shares, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, if any, as determined by such court.

         Under Section 262, where a proposed merger is to be submitted for approval at a meeting of stockholders, as in the case of the special meeting, the corporation, not less than 20 days prior to such meeting, must notify each of its stockholders who was a stockholder on the record date with respect to such shares for which appraisal rights are available, that appraisal rights are so available, and must include in each such notice a copy of Section 262. This proxy statement constitutes such notice to the holders of CTIG common stock and
Section 262 of the DGCL is attached to this proxy statement as Annex G. Any holder who wishes to exercise such appraisal rights or who wishes to preserve his right to do so should review the following discussion and Annex G carefully, because failure to timely and properly comply with the procedures specified will result in the loss of appraisal rights under the DGCL.

         A holder wishing to exercise appraisal rights (a) must not vote for the approval and adoption of the merger agreement and (b) must deliver to CTIG, before the vote or the proposal to approve and adopt the merger agreement, a written demand for appraisal of such holder's shares of CTIG common stock. A holder who signs and returns a proxy card without expressly directing that his or her shares of CTIG common stock be voted against the merger agreement will effectively waive his, her or its appraisal rights because such shares represented by the proxy card will be voted for the approval and adoption of the merger agreement. Accordingly, a holder who desires to exercise and perfect appraisal rights with respect to any of his or her shares of CTIG common stock must either (i) refrain from executing and returning the enclosed proxy card and from voting in person in favor of the proposal to approve the merger agreement, or (ii) check either the "Against" or the "Abstain" box next to the proposal on such card or affirmatively vote in person against the proposal or register in person an abstention with respect thereto. A vote or proxy against the merger agreement shall not, in and of itself, constitute a demand for appraisal.

         A demand for appraisal will be sufficient if it reasonably informs CTIG of the identity of the holder and that such holder intends thereby to demand appraisal of such holder's shares of CTIG common stock. This written demand for appraisal must be separate from any proxy or vote abstaining from or voting against the approval and adoption of the merger agreement. A holder wishing to exercise appraisal rights must be the record holder of such shares of CTIG common stock on the date the written demand for appraisal is made and must continue to hold such shares through the effective time. Accordingly, a holder who is the record holder of shares of CTIG common stock on the date the written demand for appraisal is made, but who thereafter transfers such shares prior to the effective time, will lose any right to appraisal in respect of such shares.

         Only a holder of record of shares of CTIG common stock is entitled to assert appraisal rights for the shares of CTIG common stock registered in that holder's name. A demand for appraisal should be executed by or on behalf of the holder of record, fully and correctly, as the holder's name appears on the stock certificates and must state that such person intends thereby to demand appraisal of his, her or its shares of CTIG common stock. If the shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of the demand for appraisal should be made in that capacity, and if the shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including one for two or more joint owners, may execute the demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he or she is acting as agent for such owner or owners.

         A record holder such as a broker who holds shares as nominee for several beneficial owners may exercise appraisal rights with respect to the shares of CTIG common stock held for one or more beneficial owners while not exercising such rights with respect to the shares held for other beneficial owners; in such case, the written demand should set forth the number of shares as to which appraisal is sought. Where the number of shares of CTIG common stock is not expressly stated, the demand will be presumed to cover all shares held in the name of the record owner. Holders of CTIG common stock who hold their shares in brokerage accounts or other nominee form and who wish to exercise appraisal rights are urged to consult with their brokers to determine the appropriate procedures for the making of a demand for appraisal by such nominee.

         All written demands for appraisal of shares must be mailed or delivered to: CTI Group (Holdings) Inc., 2550 Eisenhower Avenue, Norristown, Pennsylvania 19403, or should be delivered to the secretary at the special meeting, prior to the vote on the merger agreements.

         Within ten days after the effective time, CTIG will notify each holder who properly asserted appraisal rights under Section 262 and has not voted for the approval and adoption of the merger agreement as of the effective time.

         Within 120 days after the effective time, but not thereafter, CTIG or any holder who has complied with the statutory requirements summarized above may file a petition in the Delaware Chancery Court demanding a determination of the fair value of the shares held by the holder. If no such petition is filed, appraisal rights will be lost for all holders who had previously demanded appraisal of their shares. CTIG is not under any obligation, and has no present intention, to file a petition with respect to appraisal of the value of the shares. Accordingly, holders who wish to exercise their appraisal rights should regard it as their obligation to take all steps necessary to perfect their appraisal rights in the manner prescribed in Section 262.

         Within 120 days after the effective time, any holder who has complied with the provisions of Section 262 will be entitled, upon written request, to receive from CTIG a statement setting forth the aggregate number of shares of CTIG common stock not voted in favor of the approval and adoption of the merger agreement and with respect to which demands for appraisal were received by CTIG, and the number of holders of such shares. Such statement must be mailed within ten days after the written request therefore has been received by CTIG.

         If a petition for an appraisal is timely filed and a copy thereof served upon CTIG, CTIG will then be obligated within 20 days to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of the holders who have demanded appraisal of their shares and with whom agreements as to the value of their shares have not been reached. After notice to the holders of CTIG common stock as required by the Delaware Chancery Court, the Delaware Chancery Court is empowered to conduct a hearing on such petition to determine those holders of CTIG common stock who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Chancery Court may require the holders who demanded appraisal rights of their shares of CTIG common stock to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceeding; and if any holder fails to comply with such direction, the Delaware Chancery Court may dismiss the proceedings as to such holder.

         After determining which holders are entitled to appraisal, the Delaware Chancery Court will appraise the "fair value" of their shares of CTIG common stock, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. Holders considering seeking appraisal should be aware that the fair value of their shares as determined under Section 262 could be more than, the same as or less than the consideration they are entitled to receive pursuant to the merger agreement if they did not seek appraisal of their shares and that investment banking opinions as to fairness from a financial point of view are not necessarily opinions as to fair value under Section 262. In determining "fair value" of shares, the Delaware Chancery Court shall take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court has stated that these factors include "market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts which were known or which could be ascertained as of the date of the merger which throw any light on future prospects of the merged corporation." In Weinberger, the Delaware Supreme Court stated, among other things, that "proof of value by any techniques or methods generally considered acceptable in the financial community and otherwise admissible in court" should be considered in an appraisal proceeding. In addition, the Delaware Chancery Court has decided that the statutory appraisal remedy, depending on factual circumstances, may or may not be a dissenter's exclusive remedy.

         The Delaware Chancery Court will also determine the amount of interest, if any, to be paid on the amounts to be received by persons whose shares of CTIG common stock have been appraised. The costs of the action may be determined by the Delaware Chancery Court and taxed upon the parties as the Delaware Chancery Court deems equitable. The Delaware Chancery Court may also order that all or a portion of the expenses incurred by any holder in connection with an appraisal, including without limitation, reasonable attorneys' fees and the fees and expenses of experts utilized in the appraisal proceeding, be charged pro rata against the value of all of the shares entitled to appraisal. In the absence of such determination or assessment, each party bears its own expenses.

         Any holder who has duly demanded and perfected an appraisal in compliance with Section 262 will not, after the effective time, be entitled to vote his or her shares for any purpose or be entitled to the payment of dividends or other distributions thereon, except dividends or other distributions payable to holders of record of shares of CTIG common stock as of a date prior to the effective time.

         At any time within 60 days after the effective time, any holder will have the right to withdraw his or her demand for appraisal and to accept the merger consideration. After this period, a holder may withdraw his or her demand for appraisal only with the written consent of CTIG. If no petition for appraisal is filed with the Delaware Chancery Court within 120 days after the effective time, a holder's right to appraisal will cease and he or she will be entitled to receive the merger consideration, without interest, as if he or she had not demanded appraisal of his or her shares. No petition timely filed in the Delaware Chancery Court demanding appraisal will be dismissed as to any holder without the approval of the Delaware Chancery Court, and this approval may be conditioned on such terms as the Delaware Chancery Court deems just.

         If any holder who properly demands appraisal of his or her shares of CTIG common stock under Section 262 fails to perfect, or effectively withdraws or loses, his right to appraisal, as provided in the DGCL, the shares of such holder will be converted into the right to receive the consideration receivable with respect to such shares in accordance with the merger agreement. A holder will fail to perfect, or effectively lose or withdraw, his right to appraisal if, among other things, no petition for appraisal is filed within 120 days after the effective time, or if the holder delivers to CTIG a written withdrawal of his demand for appraisal. Any such attempt to withdraw an appraisal demand more than 60 days after the effective time will require the written approval of CTIG.

         HOLDERS OF CTIG COMMON STOCK DESIRING TO EXERCISE THEIR APPRAISAL RIGHTS MUST NOT VOTE IN FAVOR OF THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND MUST STRICTLY COMPLY WITH THE PROCEDURES SET FORTH IN SECTION 262 OF THE DGCL.

         FAILURE TO TAKE ANY REQUIRED STEP IN CONNECTION WITH THE EXERCISE OF APPRAISAL RIGHTS WILL RESULT IN THE TERMINATION OR WAIVER OF THESE RIGHTS.

                         THE CENTILLION MERGER AGREEMENT

         The following is a summary of the material terms of the Centillion merger agreement, a copy of which is attached as Annex A to this proxy statement and is incorporated herein by reference. Holders of CTIG common stock are urged to read the Centillion merger agreement in its entirety.

         The Centillion merger agreement provides that, following the approval of the Centillion merger by the holders of CTIG common stock and the holders of Centillion common stock and the satisfaction or waiver of the other conditions to the Centillion merger, Centillion will merge with, and into, CTIG, with CTIG becoming the surviving corporation. The holders of Centillion common stock will become holders of Class A common stock and Class B common stock.

         If the Centillion merger agreement is approved by a majority of the holders of CTIG common stock and Centillion common stock, and the other conditions to the Centillion merger are satisfied or waived, the closing will take place within two business days following the date on which the last of the conditions is satisfied or waived, or at any other time and date to which CTIG and Centillion mutually agree. As soon as practicable, after the closing date, CTIG will cause a certificate of merger to be filed with the Secretary of State of the State of Delaware as provided in Section 251 of the DGCL and Centillion will cause articles of merger to be filed with the Secretary of State of Indiana as provided in Section 23-1-40-5 of the Indiana Business Corporation Law. The Centillion merger will become effective upon the filing of the certificate of merger and articles of merger or at a later time as is specified in those documents. Subject to the satisfaction (or waiver) of the other conditions to the obligations of CTIG and Centillion to consummate the merger, it is presently expected that the Centillion merger will be consummated during the first calendar quarter of 2001. See "The Centillion Merger Agreement -- Conditions to Obligations to Effect the Merger."

Conversion and Issuance of Shares

         Shares Issued at Effective Time. The Centillion merger agreement provides that the Centillion merger will be effected by the merger of Centillion with and into CTIG, with CTIG being the surviving corporation.

         At the effective time, all issued and outstanding Centillion common stock will be converted pro rata, into

         (1) 13,295,837 shares of Class A common stock (subject to adjustment as described below);

         (2) 2,833,334 shares of Class B common stock which may be converted to Class A common stock, as described below;

         (3) an option to purchase additional shares of Class A common stock (the "Option for Additional Shares") attributable to specified Centillion assets that will be transferred to a new limited liability company prior to the merger, as described below; and

         (4) Class A common stock equal to the amount of net after tax proceeds that may be received from patent infringement actions received by Centillion prior to consummation of the merger, valued at the lower of $1.50 per share or 88% of the average market value of Class A common stock at the time, for the first 1,000,000 shares so issued, and thereafter at 88% of the average market price.

         Option for Additional Shares. In addition to its billing division, Centillion owns portions of four companies (the "Other Entities"). While the billing division will be an integral part of CTIG's operations after the Centillion merger, the Other Entities will not be a part of CTIG at all. Prior to the closing, the Other Entities will be sold to the Holding LLC which will be owned by the present stockholders of Centillion. Along with the Other Entities, Centillion is transferring cash in the approximate amount of $6.9 million and certain employees, together with assets and liabilities related to such employees, as well as other miscellaneous assets. The sale price for the Other Entities and the other assets being transferred will be approximately $10 million, which represents their fair market value. The value of the $10 million will be satisfied by the Holding LLC giving Centillion a promissory note, which will be subsequently acquired by CTIG as a result of the Centillion merger. For additional information on the Other Entities See Combined Management's Discussion and Analysis of the Combined Financial Conditions and Results of Operations of Centillion Digital Systems, Inc. and its Subsidiaries, e.Nova, LLC and Subsidiary, and CHS, LLC for the Nine Months Ended September 30, 2000 Compared to the Nine Months Ended September 30, 1999 beginning on page 61 of this proxy statement and Combined Management's Discussion and Analysis of the Combined Financial Conditions and Results of Operations of Centillion Digital Systems, Inc. and its Subsidiaries, e.Nova, LLC and Subsidiary, and CHS, LLC for the Year Ended December 31, 1999 Compared to the year Ended December 31, 1998 beginning on page 63 of this proxy statement. Financial statements of the Holding LLC and the entities in which it holds a substantial equity ownership interest are attached hereto, beginning at page F-72.

         The basic terms of the promissory note are:

         o Interest will be at the minimum rate set by the Internal Revenue Service.

         o The promissory note will be secured by the assets listed in Exhibit "A" to the promissory note, which is attached to this proxy statement as Annex D. If the Holding LLC defaults on the promissory note, recovery by CTIG will be limited to the value of those assets.

         o Payments of principal and interest will be made only when the Holding LLC sells all or a portion of the Other Entities, or at the end of seven and a half years. Principal payments will consist of 52% of the sale price of assets serving as collateral for the note, after interest and related fees are paid.

        o The promissory note contains an option for the present Centillion stockholders to acquire additional shares of Class A common stock. That option will be exercised when principal payments on the promissory note are made. Additional shares of Class A common stock will be issued by the Company to the present stockholders of Centillion in an amount equal to the value of the principal paid. The shares of Class A common stock will be valued at 88 percent of the market value of the Class A common stock at time of issuance. The 12% discount from market reflected what the parties believed was an appropriate discount for shares sold in a privately negotiated transaction and was a negotiated part of this transaction. A formula is used to determine the market value by using the average of the market price over the preceding 20 business days.

        o If the promissory note has not been paid in full five years after the effective time, an appraisal of its value will be obtained. That appraisal will be based upon the remaining Holding LLC assets serving as collateral for the promissory note. The option to purchase additional shares of Class A common stock will be automatically exercised at that time, and shares will be issued to the pre-merger Centillion stockholders based on this appraisal, at the same value of Class A common stock described above. No cash will be received for those shares until the outstanding principal balance of the promissory note is paid in full at maturity. Shares issued based on the appraisal will be in addition to any shares previously issued in connection with payments previously made on the promissory note.

         The procedure described above is intended to provide Centillion stockholders with proper payment in Class A common stock for the promissory note. Rather than just relying on a current appraisal, this method allows for Class A common stock to be issued during the first five years only when actual payments are received. If an appraisal is needed later (i.e., five years after the closing date), there will be five more years of operations to consider for purposes of accurately valuing the Shareholder LLC Promissory Note transferred by Centillion to CTIG pursuant to the Centillion merger. The appraisal and final issuance of Class A common stock can occur no later than five years after closing of the merger, in order to comply with requirements under Internal Revenue Service Regulations for the merger to be a tax-free transaction for Centillion's stockholders. However, since there may not be sufficient cash in the Holding LLC at the time of issuance, the parties agreed to defer CTIG's receipt of cash for those shares until the maturity date of the Shareholder LLC Promissory Note two and one-half years later, in order to allow additional time for the Holding LLC to liquidate its assets. There is a risk that CTIG stock will be issued at the end of five years and that the Holding LLC will default on the promissory note when it is due two and one-half years later, resulting in the issuance of shares of CTIG common stock essentially for no consideration.

         The Holding LLC will be lending up to $2 million to the Tracking LLC to fund the patent litigation. This loan will be on a non-recourse basis and will be secured by the assets of the Tracking LLC. The remainder of the approximate $6.9 million cash to be received by the Holding LLC will be available to be used for business purposes as the Holding LLC may determine, which may include funding operating losses, in which case it would not be available to repay the note. It presently intends to invest $2 million in its subsidiaries' operations.

         Class B Common Stock. Centillion's assets include two registered patents. Centillion has various claims against other companies for violating these patents. Centillion has already reached successful settlements on some patent infringement lawsuits, has additional pending lawsuits and may make additional patent claims in the future. The value of these current and potential claims is difficult to determine. To fairly compensate Centillion stockholders for the value of these claims, it was agreed that CTIG would issue a class of stock (that being the Class B common stock) the value of which would be tied to the economic performance of the patent rights claims. Prior to the effective time of the Centillion merger, these patent claims, the underlying patents and the right to make future claims will be contributed by Centillion to the Tracking LLC and the Class B common stock will be issued to Centillion stockholders as part of the consideration for their Centillion shares. As a result, the Tracking LLC and the assets it owns will remain a part of, and under the control of CTIG. Class B stockholders have no direct or exclusive financial interests in the assets of the Tracking LLC. The assets of the Tracking LLC are available to all creditors of CTIG. CTIG's board of directors does not have the power to move the assets or liabilities of the Tracking LLC without shareholder approval.

         The Class B common stock is a mechanism through which the pre-merger stockholders of Centillion can possess an ownership interest in CTIG which reflects an ownership interest in the patent claims held by the Tracking LLC. At any time within an initial conversion period commencing at the effective time and ending on the earlier of two years after the effective time or the date Centillion stockholders cease to own at least 51% of Class A common stock, CTIG can convert the Class B common stock into Class A common stock. For a three year period after the initial conversion period, the holders of the Class B common stock can convert the Class B common stock into shares of Class A common stock. All Class B common stock shall convert, on a mandatory basis, if the Tracking LLC transfers 50% or more of its equity interests, or any such transfer results in receipt of more than $7,500,000. A mandatory conversion may not be effected prior to the fourth anniversary of the effective time. All conversions of Class B common stock shall be based upon the value of the Tracking LLC at the time of conversion (excluding the value of the patents owned by the LLC). Any conversion of Class B common stock during the first 25 months after the closing shall be at a Class A common stock value per share of the lower of $1.50 per share or 88% of the then current market value of CTIG Class A common stock for the first 1,000,000 shares of Class A common stock issued in the 25 month period after closing (less the number of shares issued at closing for proceeds from settlement of patent actions received by Centillion prior to closing), and at 88% of the average market price of Class A common stock at the time for shares beyond 1,000,000 or after 25 months. All other conversions, other than a mandatory conversion, shall be at 88% of the average market price of Class A common stock. Any mandatory conversion shall be at 100% of the average market price. Affiliates of Centillion's current stockholders have committed to loan up to $2,000,000 on a non-recourse basis to the Tracking LLC to pursue its patent infringement litigation.

Exchange of Stock Certificate

         As soon as reasonably practicable after the effective time, CTIG will have its appointed exchange agent mail to each holder of Centillion common stock
(i) a transmittal letter stating that certificates representing Class A common stock and Class B common stock will be sent to holders of Centillion common stock only upon delivery of

Centillion stockholder's stock certificates to the exchange agent, and (ii) instructions for holders of shares of Centillion common stock to exchange their certificates for the applicable shares of Class A common stock and Class B common stock. Upon surrender of Centillion common stock to the exchange agent together with the transmittal letter completed and executed by a Centillion stockholder, the Centillion certificates, a stockholder will receive the whole number of the shares of Class A common stock and Class B common stock that the holder has the right to receive, and a check in the amount equal to the cash that the holder has the right to receive in lieu of any fractional shares. The Centillion share certificates surrendered will be canceled. No interest will be paid or will accrue on any cash payable for fractional shares.

         No Further Ownership Rights In Centillion Common Stock. All shares of Class A common stock and Class B common stock (and cash in lieu of fractional shares) issued upon the surrender for exchange of certificates, which immediately prior to the effective time represented shares of Centillion common stock, will be deemed to have been issued (and paid) in full satisfaction of all rights pertaining to the shares of Centillion common stock represented by those certificates.

         Fractional Shares. No fractional shares of CTIG common stock will be issued in the Centillion merger. In lieu of any fractional shares, each holder of shares of Centillion common stock outstanding immediately prior to the effective time, exchanged pursuant to the Centillion merger, who would otherwise have been entitled to receive a fraction of a share of Class A common stock or Class B common stock (after taking into account all certificates representing shares of Centillion common stock delivered by the holder) will receive, in lieu thereof, cash (without interest) in an amount equal to this fractional part of a share of CTIG common stock multiplied by the per share average market price for Class A common stock or $1.50 per share for Class B common stock. The term "Average Market Price of Class A Common Stock" is based on a 20 business day market price average.

         Dividends and Distributions. No dividends or other distributions declared or made with respect to Class A common stock or Class B common stock with a record date after the effective time will be paid to the holder of any unsurrendered Centillion common stock certificate with respect to the shares of Class A common stock or Class B common stock that the holder would be entitled to receive upon surrender of that certificate, and no cash payment in lieu of fractional shares will be paid to any such holder until the holder of record of such certificate surrenders such certificate to CTIG.

         No Liability. None of CTIG, Centillion, or the exchange agent will be liable to any third party for any shares of CTIG common stock (or cash in lieu of fractional shares of CTIG common stock or any dividends or distributions with respect thereto) delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

         Lost Certificates. If any certificate which prior to the effective time represented shares of Centillion common stock shall have been lost, stolen or destroyed, then upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed and, if required by CTIG, the posting of a bond as indemnity against any claim that may be made against it with respect to that certificate, the exchange agent will issue in exchange for the lost, stolen or destroyed certificate the shares of Class A common stock and Class B common stock, and any cash in lieu of fractional shares and unpaid dividends and distributions on shares of CTIG common stock otherwise deliverable in respect thereof.

Representations and Warranties

         The Centillion merger agreement contains various customary representations and warranties, subject to identified exceptions, relating to, among other things, (a) due organization, valid existence and good standing of each of CTIG, Centillion and their respective material subsidiaries and some similar corporate matters; (b) the capital structure of each of CTIG and Centillion; (c) the authorization, execution, delivery and enforceability of the Centillion merger agreement and related documents, the consummation of the transactions contemplated by the Centillion merger agreement and documents and related matters; (d) conflicts under certificate of incorporations or by-laws, required consents or approvals and violations of any instruments or law; (e) documents and financial statements of CTIG and Centillion and the accuracy of information contained therein; (f) the absence of undisclosed liabilities; (g) the absence of certain material adverse events, changes or events; (h) taxes and tax returns; (i) properties; (j) intellectual property;
(k) agreements, contracts and commitments; (l) litigation; (m) environmental matters and hazardous materials; (n) employees, independent contractors and labor matters; (o) employee benefit plans; (p) compliance with laws and permits;
(q) the accuracy of information supplied by each of CTIG and Centillion in connection with the registration statement to be filed by CTIG in connection with the issuance of the Class A common stock and this proxy statement; (r) insurance; and (s) conflicts of interest. In addition, Centillion has made representations and warranties concerning the transfer of the Other Entities to the Holding LLC and the assets of the billing division that will remain in Centillion.

Covenants

         Conduct of Business. The Centillion merger agreement provides that each of CTIG and Centillion has agreed that, during the period from the date of the signing of the Centillion merger agreement until the effective time, except as contemplated by the Centillion merger agreement, it and each of its respective subsidiaries will: (a) carry on its business in the usual, regular and ordinary course in substantially the same manner as previously conducted, and not enter into any new line of business; (b) pay its debts and taxes when due subject to good faith disputes over these debts or taxes, and pay or perform other obligations when due; (c) use reasonable efforts consistent with past practices to preserve intact its present business organization, management team and business relationships; (d) not accelerate, amend or change the period of exercisability of options or restricted stock granted under any employee stock plan or authorize cash payments in exchange for any options granted under any employee stock plan, except as required pursuant to the plan or any related agreement; (e) not declare or pay any dividends on or make other distributions in respect of any of its capital stock, not effect certain other changes in its capitalization; (f) not issue or sell, or authorize or propose the issuance or sale of, any shares of its capital stock or securities convertible into or exchangeable for shares of its capital stock, or any subscriptions, rights, warrants or options to acquire or other agreements or commitments of any character obligating it to issue any such shares or other convertible securities, other than the issuance of shares upon the exercise of outstanding stock options, but only if these options were outstanding on February 3, 2000;
(g) not make any material acquisitions; (h) not sell, lease, license or otherwise dispose of material properties or assets outside the ordinary course of business; (i) not increase the compensation payable to its directors, officers or employees (except for increases to non-officer employees consistent with past practices), grant additional severance or termination pay or enter into employment or severance agreements with any consultants, employees, officers or directors, enter into any collective bargaining agreement (other than as required by law) or establish, adopt, enter into or amend any plan for the benefit of its directors, officers, employees or consultants; (j) not amend its certificate of incorporation or certificate of incorporation, as the case may be, or bylaws, except as provided for in the Centillion merger agreement;
(k) not incur indebtedness for money borrowed other than in the ordinary course of business; (l) not take any action that would or is reasonably likely to result in a material breach of any provision of the Centillion merger agreement to which it is a party or in any of its representations or warranties set forth in the Centillion merger agreement to which it is a party being untrue as of and on the closing date; (m) not make or rescind any material tax elections, including any actions which would prevent the Centillion merger from qualifying for tax-free treatment under the Code, settle any tax claims or make any material change in its accounting methods; (n) make its reasonable best efforts to carry out the terms of the Centillion merger agreement; (o) make its reasonable best efforts to obtain all consents, waivers, approvals or permits of any governmental entity; (p) develop a joint communications plan and obtain the other party's consent before issuing any press releases or public statements;
(q) notify the other party of any fact which would result in the breach of any of the above warranties or covenants; (r) provide access to all corporate records and other information to the other party; (s) hold, as promptly as possible, a stockholders' meeting to vote on approval of the merger.

         No Solicitation. The Centillion merger agreement provides that neither CTIG nor any of its subsidiaries will authorize or permit any of its directors, officers or employees or representatives to solicit, initiate, or encourage or take any other action to facilitate, the making of any proposal or offer for the acquisition of 20% or more of the assets or voting equity of CTIG or engage in any discussion with respect to such a proposal. However, prior to the special meeting, CTIG's board of directors, in the exercise of its fiduciary duty may furnish information and engage in discussions on negotiations if it receives a proposal for the acquisition of 50% or more of the assets or voting securities of CTIG which is more favorable to CTIG's stockholders than the Centillion merger, is reasonably capable of being completed and for which financing is reasonably capable of being obtained. The board of directors may only modify its recommendation with respect to the Centillion merger, if it does so in response to a superior proposal. In addition, the CTIG board of directors may, in the exercise of its fiduciary duties and subject to the terms of the Centillion merger agreement, terminate the Centillion merger agreement and accept the superior proposal.

         CTIG has agreed to file a registration statement to register the resale of the shares of Class A common stock to be issued in the merger.

         Special Meetings. The Centillion merger agreement provides that each of CTIG and Centillion will call a meeting of its respective stockholders to be held as promptly as practicable for the purpose of voting upon the Centillion merger agreement and the Centillion merger. Subject to the discussion above under "The Centillion Merger Agreement -- Covenants -- No Solicitation," the board of directors of each of CTIG and Centillion agreed to recommend to its respective stockholders adoption of the Centillion merger agreement and approval of these matters, to coordinate and cooperate with respect to the timing of its special meeting and to use its best efforts to hold the meeting on the same day as the other party's special meeting and as soon as practicable after the date of the Centillion merger agreement. Unless otherwise required to comply with the applicable fiduciary duties of the directors of CTIG, as determined by the directors in good faith after consultation with outside legal counsel, each party agreed to use all reasonable efforts to solicit from its stockholders proxies in favor of the Centillion merger.

         Post-Merger Corporate Governance; Employment Arrangement. The Centillion merger agreement provides that some corporate governance matters relating to CTIG will be as described above under "The Centillion Merger -- Interests of Certain Persons in the Merger -- Board of Directors and Committees of CTIG" and "The Resulting Company -- Directors and Executive Officers." The Centillion merger agreement also provides that CTIG will enter into an executive employment agreement and have executive officers as described under "The Centillion Merger -- Interests of Certain Person in the Merger -- Employment Agreement" and "The Resulting Company -- Directors and Executive Officers." The Centillion merger agreement provides that CTIG will have an executive committee which initially will be comprised of the following: Michael Leeds, Harold Garrison and Rupert Armitage. See "The Resulting Company."

         Stock Option and Benefit Plans. At the effective time, the CTIG stock option and restricted stock plan and any benefit plans in effect at the time will cover employees of Centillion who become employees of CTIG after the Centillion merger.

         Indemnifications. For a period of one year after the effective time, CTIG and Centillion shall indemnify each other and their stockholders against damages resulting from a breach of their respective representations, warranties or agreements under the Centillion merger agreement. Claims for indemnification damages on behalf of CTIG or its stockholders shall be made by the Class III directors to the board of directors and a decision is to be made by the affirmative vote of a majority of the Class I and II directors. Claims for indemnification damages on behalf of Centillion or its stockholders shall be made by the Class I and II directors to the board of directors and a decision is to be made by the affirmative vote of a majority of the Class III directors. If an affirmative vote is not obtained, the decision can be submitted to arbitration by the directors asserting the claim. The remedy for damages found to be due CTIG or its stockholders shall be a reduction in the number of shares that would otherwise be issued either as a result of a distribution of the escrowed stock, issued pursuant to the terms governing the Shareholder LLC Promissory Note or conversion of shares of Class B Common Stock. The remedy for damages found to be due Centillion or its stockholders shall be an increase in shares of Class A common stock issued to the pre-merger Centillion Stockholders in the amount of those damages, adjusted for dilution to these stockholders.

         The Centillion merger agreement provides that CTIG, after the Centillion merger, will indemnify and hold harmless former directors or officers of Centillion and its subsidiaries as provided in their respective certificate of incorporation or by-laws and indemnification agreements for acts or omissions occurring at or prior to the effective time. The merger agreement also provides that if CTIG is a party to a further consolidation or merger, and is not the surviving party in that transaction, it will make a reasonable effort to require the surviving corporation to continue the indemnification of prior Centillion officers and directors.

Conditions to Obligations to Effect the Centillion Merger

         The respective obligations of CTIG and Centillion to effect the Centillion merger are subject to the satisfaction (or waiver) of the following conditions: (a) the Centillion merger agreement and the Centillion merger shall have been approved in the manner required under the Delaware General Corporation Law and the Indiana Business Corporation Law, as the case may be, by the respective holders of the issued and outstanding shares of capital stock of CTIG and Centillion; (b) the merger will not be prohibited by any order, judgment or ruling of any court or other governmental entity; (c) CTIG must receive the written opinion of First Colonial Securities Corporation that the Centillion merger is fair, from a financial point of view, to CTIG's stockholders; (d) the employment agreement with Anthony P. Johns must be executed; (e) Centillion must enter into a security agreement with certain stockholders regarding the promissory note issued in connection with the Option for Additional Shares, which is attached to this proxy statement at Annex D; (f) the representations and warranties made by each of Centillion and CTIG are true and correct as of the effective time; (g) Centillion must transfer specified assets to the Tracking LLC, as described in "The Centillion Merger Agreement -- Conversion and Issuance of Shares -- Option for Additional Shares" and in section 6.2(c) of the Centillion merger agreement; (h) the adjusted balance sheet of Centillion, on and as of the effective time (which shall be certified by Centillion's chief financial officer) must reflect: (1) net current assets (i.e., current assets less current liabilities) of not less than $1.00; (2) cash of not less than $8,000,000 (minus expenditures made by Centillion for software in its billing business in fiscal year 2000, to a maximum deduction of $2,000,000)- (3) no long term liabilities other than deferred taxes, (4) net worth of not less than $2,000,000, after eliminating from consideration in determining this net worth
(x) $8,000,000 of cash, (y) the Shareholder LLC Promissory Note and (z) the legal claims of Centillion which are being transferred to the Tracking LLC, in connection with the issuance of the Class B common stock; (5) all earnings of Centillion's billing business for the period from January 1, 2000 to the effective time; and (6) any proceeds received between October 1, 2000 and the effective time from defendants in Centillion's patent infringement litigation (less expenses and taxes related to that litigation); (i) there must not have been any event that has occurred to either Centillion or CTIG which has caused a material adverse effect (as that term is defined in the merger agreement) to their respective businesses; (j) holders of no more than 5% of the issued and outstanding shares of CTIG common stock shall have made the demands and given the notices required under Delaware law to assert dissenters' appraisal rights;
(k) any severance obligations as a result of a change of control or termination of employment which are owed by Centillion must be paid prior to closing; (l) there must be no change in the law which would prevent the merger from being treated as a tax-free reorganization under the Code; (m) the price of Class A common stock must not be below $.80 per share; and (n) the Tracking LLC must execute an exclusive, irrevocable, perpetual, royalty-free license authorizing CTIG to use the patents that the LLC acquired from Centillion in the merger.

Termination; Termination Fees and Expenses

         The Centillion merger agreement may be terminated at any time prior to the effective time by CTIG or Centillion:

         (a)      by the mutual written consent of CTIG and Centillion;

         (b) By either CTIG or Centillion if the effective time does not occur on or before January 31, 2001. However, this right to terminate shall not be available to any party whose intentional failure to fulfill any material obligation under the Centillion merger agreement has caused, or resulted in, the failure of the effective time to occur on or before that date;

         (c) By either CTIG or Centillion if any governmental entity (i) has issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Centillion merger agreement, and such order, decree, ruling or other action has become final and non-appealable or (ii) shall have failed to issue an order, decree or ruling or to take any other action (which order, decree, ruling or other action the parties shall have used their reasonable best efforts to obtain, in accordance with the Centillion merger agreement);

         (d) By either CTIG or Centillion if either (i) the approval by the stockholders of Centillion required for the consummation of the Centillion merger has not been obtained or (ii) the approval by the stockholders of CTIG required for the consummation of the Centillion merger has not have been obtained;

         (e) By CTIG, if it obtains a superior proposal (See "The Centillion Merger Agreement -- Covenants -- No Solicitation) from a third party. If CTIG claims the benefit of this section, it must comply with notice provisions and pay the termination fee described below;

         (f) By Centillion, if CTIG has breached or failed to perform any of its representations, warranties, covenants or other agreements contained in the Centillion merger agreement, which breach or failure to perform (A) would give rise to the failure of a condition of the Centillion merger agreement and
                  (B) has not been or is incapable of being cured by CTIG within 14 calendar days after receipt of written notice of that breach from Centillion;

         (g) By CTIG, if Centillion has breached or failed to perform any of its representations, warranties, covenants or other agreements contained in the Centillion merger agreement, which breach or failure to perform (A) would give rise to the failure of a condition of the Centillion merger agreement and
                  (B) has not been or is incapable of being cured by Centillion within 14 calendar days after its receipt of written notice thereof from CTIG; or

         (h) By Centillion, in the event that CTIG takes any action relating to the modification or a public proposal to modify the terms of the Centillion merger or the Centillion merger agreement in response to a CTIG superior proposal.

         In the event of any termination of the Centillion merger agreement by either CTIG or Centillion as provided above, the merger agreement will become void and there will be no liability or obligation (with limited exceptions) on the part of CTIG, Centillion, or their respective officers, directors, stockholders or affiliates, except as provided below with respect to termination fees in some circumstances and except that such termination will not limit liability for a willful and material breach of the Centillion merger agreement; provided that, the indemnification provisions described above under "Indemnifications" and the termination fee provisions described below will remain in full force and effect and survive any termination of the Centillion merger agreement.

         Except as discussed in the following paragraph, if the Centillion merger is not consummated, all fees, costs and expenses incurred in connection with the Centillion merger agreement and the transactions contemplated thereby will be paid by the party incurring such expenses.

         If CTIG terminates the Centillion merger agreement because it has received and accepted a CTIG superior proposal CTIG is required to pay to Centillion a termination fee of $1.5 million within five business days after this termination. This fee is non-refundable, and is Centillion's sole remedy for a termination by CTIG.

Amendment and Waiver

         The Centillion merger agreement may be amended by CTIG and Centillion at any time before or after any approval of the Centillion merger agreement by the stockholders of CTIG and/or Centillion. However, after any approval by the Centillion stockholders, no amendment may be made by Centillion which decreases the amount of consideration that Centillion stockholders will be receiving under the Centillion merger, or adversely affects the rights of Centillion's stockholders without the approval of a majority of the holders of common stock of Centillion. In addition, after any approval by the CTIG stockholders, no amendment may be made by CTIG which increases the amount of consideration that Centillion stockholders will be receiving under the Centillion merger, or adversely affects the rights of CTIG stockholders without the approval of a majority of the holders of common stock of CTIG. The agreement may only be amended by an instrument in writing signed on behalf of all the parties.

                           THE BUSINESS OF CENTILLION

Overview

         Centillion provides traditional paper billing and electronic billing and analysis services to the telecommunications industry. It was established in 1983 and is headquartered in Indianapolis, Indiana.

Smart Bill(R)

         Centillion's primary service is based on its Smart Bill system which is an electronic billing analysis tool. This service is currently sold via distributor relationships with telecommunications providers who make it available to their business customers.

         Telecommunications companies provide Centillion complete billing information for their Smart Bill customers. This data is first processed by Centillion's main frame computers using Centillion's patented technology.
 The processed data is then made available to the telecommunications company's Smart Bill customers on diskette, CD Rom or via the internet. These customers utilize the Smart Bill end user application to access over 200 standard reports or they can utilize the ad hoc system to create customized reports. Smart Bill also allows customers to access a flat rate or percentage mark-up for rebilling telecom charges to internal or external clients.

         Processing of more than 600 million calls for more than 7,000 end users is normally accomplished in less than two days although contracts allow five day turnaround.

Traditional Billing

         Centillion also provides billing and customer care services to clients using the company's traditional billing software. On a limited basis, this service can combine long distance, local call, wireless and data charges. Traditional billing only represents a small component of Centillion's business at the present time (7% in 1999). Centillion has been developing a new product which will enable it to more aggressively enter this convergent segment of the market. Centillion believes that traditional billing represents the largest component of its telecommunications billing opportunity and, therefore, future growth is most likely to come from this area.

Customers

         Centillion currently has eight customers for Smart Bill. Sprint accounted for approximately 83% of its billing division revenue in 1999. Centillion has a three year contract with Sprint that expires in March 2001. Centillion is hopeful this contract will be renewed but cannot predict whether that will occur or, if it occurs, the terms of any new contract.

Patent and Patent Litigation

         Centillion has two patents on its Smart Bill process. These patents enable customer data to be sorted in a manner so that the customer's generation of reports is much faster than using a non-patented method. Several telecommunications companies have developed programs to replicate Centillion's patented process which the company believes violates its patents. Centillion has instituted several legal actions alleging that the telecommunications companies being sued have improperly copied Centillion's patents. As a matter of course, the defense of these lawsuits attack the validity of Centillion's patents. Centillion does not anticipate that these attacks will be successful but the results of litigation are difficult to predict. Centillion's suits against AT&T and Ameritech Corporation were settled resulting in their purchasing licenses for Centillion's patents. Ameritech's settlement included its affiliates SBC Communications, Inc., Pacific Bell, Inc. and Southwestern Bell Telecommunications. Inc. As a result of this purchase, AT&T and SBC and its subsidiaries can provide their customers a product similar to Smart Bill.

Employees

         Centillion has approximately 98 employees most of whom are located in Indianapolis, Indiana, approximately 62 of whom will be continuing with CTIG after the merger. None of Centillion's employees is represented by a labor union. Centillion considers its relations with its employees to be good.

Competitors

         There are numerous competitors in the traditional billing area. Many companies perform these services in-house while others outsource. There are only a few competitors selling a product which directly competes with Smart Bill. However, several telecommunications companies offer a similar product using in-house resources. Centillion is suing several of these telecommunications companies alleging patent infringement.

Properties

         Centillion leases 38,758 square feet in Indianapolis, Indiana at a cost of $16.27 per rentable square foot. The lease expires on November 30, 2003. The landlord is an affiliate of Centillion stockholders, Harold Garrison, Cornelius Alig and Salah Osseiran. In Centillion's opinion, the terms of the lease are at least as favorable as terms available from a non-affiliated landlord. Messrs. Garrison and Osseiran serve on Centillion's board of directors and will serve on CTIG's board of directors after the completion of the Centillion merger.

Contracts with Related Entities

         XILA, LLC provides local and long distance telephone and data services to local businesses. XILA operates in Indianapolis, Indiana and is organized under the laws of Indiana. XILA is a wholly owned subsidiary of Netisun, LLC. Approximately 51% of Netisun is controlled by Centillion stockholders. The other 49% is owned by third parties.

         XILA is one of Centillion's current customers that utilize Centillion's billing systems. For the years ended December 31, 1997, 1998, and 1999, XILA paid Centillion $8,083, $10,547 and $7,685 pursuant to the terms of the contract between Centillion and XILA. For the nine months ended September 30, 2000 XILA paid Centillion $5,605 pursuant to the terms of the contract between Centillion and XILA.

         Centillion also has a month-to-month contract with XILA whereby XILA provides to Centillion telecommunication services including the arrangement of Centillion's use of local exchange services and facilities from Ameritech as well as the arrangement of joint and shared usage of facilities leased from other common carriers. In addition to the services provided under the contract, XILA leases to Centillion telecommunications equipment, which includes telephones, switchboards, data lines and other computer related equipment. Throughout the initial term of the lease and all renewal terms, the equipment continues to be the sole and exclusive property of XILA. Monthly charges fluctuate depending upon usage, and average $8,000 per month.

         A number of Centillion's employees provide management and clerical services for XILA from Centillion's office. XILA paid Centillion $19,145, $21,203, and $28,966 for the calendar year ended December 31, 1997, 1998, and 1999 for their services. XILA paid Centillion $24,776 for the nine months ended September 30, 2000.

          CENTILLION MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                CONDITION AND RESULTS OF OPERATIONS OF CENTILLION

Cautionary Statements Regarding Forward-Looking Statements

This report contains "forward-looking" statements. Examples of forward-looking statements include, but are not limited to: (a) projections of revenues, capital expenditures, growth, prospects, dividends, capital structure and other financial matters; (b) statements of plans and objectives of Centillion or its management or Board of Directors; (c) statements of future economic performance;
(d) statements of assumptions underlying other statements and statements about Centillion and its business relating to the future; and (e) any statements using the words "anticipate", "expect", "may", "project", "intend" or similar expressions.

Centillion's ability to predict projected results or the effect of events on Centillion's operating results is inherently uncertain. Forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those discussed in this document. In addition to information provided elsewhere in this document, shareholders should consider the following: the risk that Centillion will not be able to attract and retain customers to purchase its products, the risk that Centillion will not be able to commercialize and market products; results of research and development; technological advances by third parties; competition; future capital needs of Centillion; history of operating losses; dependence upon key personnel and general economic and business conditions.

Background

Centillion provides traditional paper billing and electronic billing and analysis services to the telecommunications industry. It was established in 1983 and is headquartered in Indianapolis, Indiana where it has approximately 62 employees.

Its primary product is Smart Bill(R) which is an electronic billing analysis tool. This product is currently sold via distributor relationships with telecommunications providers who make it available to their business customers. Centillion holds two patents which are embodied in the Smart Bill(R) product and data preparation process.

Centillion currently produces Smart Bill(R) software and Smart Bill(R) monthly data for eight telecommunications providers, the largest of which is Sprint. Additionally, it has also licensed its patents to AT&T and SBC.

The merger with CTIG and Celltech brings strength to Centillion in its other product area, traditional paper billing. Centillion and CTIG have experience in the long distance side of traditional billing which is complemented by Celltech's experience in wireless billing. CTIG's UK operation gives Centillion a potential launching pad in Europe for both of its product lines.

Results of Operations

Three Months Ended September 30, 2000 Compared to Three Months Ended September 30, 1999

Revenues from continuing operations for the three months ended September 30, 2000 were $2,738,984 compared to $2,722,332 for the three months ended September 30,1999, an increase of 1% in the three months ended September 30, 2000. Of the recurring continuing operations revenues, 84% in the three months ended September 30, 2000 and 83% of the three months ended September 30, 1999 were from a single customer.

Cost of revenues were $1,208,868 in the three months ended September 30, 2000 and $1,200,257 in the three months ended September 30,1999. The cost of revenues were 44% of revenue in the three months ended September 30, 2000 and 44% in the three months ended September 30,1999.

Operating expenses were 22% of revenues in the three months ended September 30, 2000 and 14% of revenues in the three months ended September 30,1999. The increase was attributable to additional corporate marketing staffing and non-capitalizable merger expenses.

Other income increased to $416,207 in the three months ended September 30, 2000 from $63,179 in the three months ended September 30,1999. This increase is the result of liquidating a portion of the company's equity investments during the three months ended September 30, 2000 and realizing the gain. The liquidation of the investments was in anticipation of the merger of Centillion with CTIG.

The tax rate, which reflects both federal and state taxes, was 51% for the three months ended September 30, 2000 and 40% for the three months ended September 30,1999. The difference is due to an adjustment in state income taxes. After this adjustment, the nine months ended September 30, 2000 cumulative tax rate is 41%.

Non-telecommunications software activities for the three months ended September 30, 1999 are classified as Discontinuing Operations in anticipation of their sale prior to the merger of Centillion with CTIG. In the three months ended September 30, 2000 the losses from these activities were offset against the accrued liability established at December 31, 1999.

Nine months Ended September 30, 2000 Compared to Nine months Ended September 30, 1999

Revenues from continuing operations for the nine months ended September 30, 2000 were $15,596,903 compared to $8,043,056 in the nine months ended September 30, 1999. However, eliminating $7,500,000 in one-time 2000 revenues derived from licenses resulting from patent litigation settlements, the nine months ended September 30, 2000 revenues were $8,096,903, an increase of 1% over the nine months ended September 30, 1999. Of the recurring continuing operations revenues, 84% in the nine months ended September 30, 2000 and 83% of the nine months ended September 30, 1999 were from a single customer.

Eliminating $2,551,345 of pre-tax patent litigation costs in the nine months ended September 30, 2000, cost of revenues were $3,254,992 in the nine months ended September 30, 2000 and $2,969,296 in the nine months ended September 30,1999 eliminating the $327,053 of patent litigation costs. The cost of revenues after eliminating the patent license cost were 40% of revenue in the nine months ended September 30, 2000 and 37% in the nine months ended September 30,1999. The difference resulted from an increase in development costs of $19,139, and an increase in production costs of $266,557.

Without one-time license revenues, operating expenses were 21% of revenues in the nine months ended September 30, 2000 and 17% of revenues in the nine months ended September 30,1999. The increase was attributable to additional corporate marketing staffing and non-capitalizable merger expenses.

Other income increased to $1,658,591 in the nine months ended September 30, 2000 from $149,041 in the nine months ended September 30,1999. This increase is the result of liquidating a portion of the company's equity investments during the nine months ended September 30, 2000 and realizing the gain. The liquidation of the investments was in anticipation of the merger of Centillion with CTIG.

The tax rate, which reflects both federal and state taxes, was 41% for the nine months ended September 30, 2000 and 40% for the nine months ended September 30,1999. The difference of 1% was the effect of an adjustment made in the third quarter for state income taxes.

Non-telecommunications software activities for the nine months ended September 30, 1999 are classified as Discontinuing Operations in anticipation of their sale prior to the merger of Centillion with CTIG. In the nine months ended September 30, 2000 the losses from these activities were offset against the accrued liability established at December 31, 1999.

Liquidity and Capital Resources

Centillion is currently financing operations through cash generated from operations. On September 30, 2000 it had $11,577,965 in cash, cash equivalents, and securities available for sale and on September 30, 1999 the corresponding amount was $11,120,038. The increase is the result of the one-time revenues realized in the three months ended March 31, 2000; investment income from September 30, 1999 to September 30, 2000; a distribution of $3,000,000 to Holdings, LLC as part of the transferring of ownership by Centillion of the entities that make up the Discontinued Operations; and a loan made to CTIG in the amount of $250,000 in September, 2000.

During the three months ended September 30, 2000, Centillion invested $651,865 in telecommunications software development. In the three months ended September 30, 2000 Centillion capitalized $80,021 of expenses incurred in the development of version 7.0 of its Smart Bill(R) product. In the three months ended September 30, 2000 Centillion capitalized $345,248 of expenses incurred in the continued development of Magnaflex, its new client server, convergent, traditional billing system.

During the nine months ended September 30,2000, Centillion invested $2,055,250 in telecommunications software development. In the nine months ended September 30, 2000 Centillion capitalized $226,896 of expenses incurred in the development of version 7.0 of its Smart Bill(R) product. In the nine months ended September 30, 2000 Centillion capitalized $1,062,871 of expenses incurred in the continued development of Magnaflex, its new client server, convergent, traditional billing system.

On September 30, 2000 Centillion had no investment in marketable securities. On September 30, 1999 Centillion had approximately $5,164,815 invested in marketable securities. The difference is the result of Centillion selling its marketable securities in preparation for its merger with CTIG. Centillion has also invested in tax exempt industrial rate bonds, with a rate that varies weekly. The bonds include a weekly put back option at face value so there is no risk to changes in the market. On September 30, 2000 Centillion had $8,587,852 invested in these bonds which are considered a cash equivalent.

Results of Operations

Year ended December 31, 1999 Compared to year ended December 31, 1998

Revenues from continuing operations for 1999 were $10,734,642 compared to $35,573,501 in 1998. However, eliminating $25,000,000 in one-time 1998 revenues derived from licenses resulting from patent litigation settlements, 1999 revenues increased 1.5% over 1998's comparable revenue of $10,573,501. Of this revenue, 92% in 1999 and 93% in 1998 came from Centillion's flagship product, Smart Bill(R). Most of the remainder came from Centillion's traditional paper billing product. The current traditional paper billing service is mainframe based and is being phased out until a new client server version, currently in development, is completed. Of the recurring continuing operations revenues, 83% in 1999 and 84% in 1998 were from a single customer.

Eliminating patent litigation expenses of $549,503 in 1999 and $4,091,290 in 1998, the cost of revenues were 37% of revenue in 1999 and 37% in 1998. This level performance was achieved despite increased spending of $205,000 on product development. The increased development expense was offset by overall increases in operational efficiencies.

Selling, general and administrative expenses were 18% of revenues in 1999 and 19% of revenues in 1998 without one-time patent licenses. The increased efficiency was achieved despite increased staffing in the accounting, corporate marketing, human resource, and training areas. These staffing increases are part of the preparation for an expected expansion of business as the software development activity reaches the market in year 2000.

Non-telecommunications software activities are classified as Discontinuing Operations in anticipation of their sale prior to the merger of Centillion with CTIG. These activities are in the development stage and lost $3,622,867 in 1999 and $5,467,777 in 1998, net of applicable taxes. It is anticipated that the Discontinuing Operations will be sold to the Holding LLC, which will be owned by the shareholders of Centillion at their fair values, resulting in a loss of $1,281,706.

Other income declined $496,569 in 1999 compared to 1998 as a result of a change in the investment portfolio. During 1998 there were significant funds in cash equivalents, which was earning interest income. This income was recorded as earned. During 1999, Centillion used some of these funds to purchase equity investments. These equity investments are classified as "available-for-sale securities" and the unrealized holding gains and losses are excluded from earnings. Therefore, the unrealized earnings on these investments are not included in the 1999 other income.

The tax rate reflects both federal and state taxes and remained constant at 40% in both years.

Liquidity and Capital Resources

Centillion is currently financing operations through cash generated from operations. On December 31, 1999 it had $12,213,450 in cash, cash equivalents, and securities available for sale. On December 31, 1998 the corresponding amount was $12,721,601.

During 1999, Centillion invested $3,540,683 in the Discontinuing Operations and $1,031,366 in telecommunications software development. In 1999 Centillion capitalized $415,346 of expenses incurred in the development of version 7.0 of its Smart Bill(R) product. In 1999 Centillion capitalized $616,020 of expenses incurred in the continued development of Magnaflex, its new client server, convergent, traditional billing system.

In 1998 Centillion invested approximately $1,000,000 in marketable securities and added approximately $4,000,000 in 1999. On December 31, 1999 this investment's approximate market value was $6,100,000. The investment manager has been instructed to liquidate this investment prior to the merger with CTIG. The final return is subject to the risks associated with the stock market. Centillion has also invested in tax exempt industrial rate bonds, with a rate that varies weekly. The bonds include a weekly put back option at face value so there is no risk to changes in the market. On December 31, 1999 Centillion had $4,383,377 invested in these bonds which are considered a cash equivalent.

     COMBINED MANAGEMENT'S DISCUSSION AND ANALYSIS OF THE COMBINED FINANCIAL CONDITIONS AND RESULTS OF OPERATIONS FOR CENTILLION DIGITAL SYSTEMS, INC. AND
 ITS SUBSIDIARIES, E.NOVA, LLC AND SUBSIDIARY, AND CHS, LLC FOR THE NINE MONTHS
  ENDED SEPTEMBER 30, 2000 COMPARED TO THE NINE MONTHS ENDED SEPTEMBER 30, 1999

Background

Centillion Digital Systems, Inc. is a global provider of digital file storage and retrieval services to corporations and major publishing companies. Based on net revenue, this is its most significant service. The Company's software applications allow users to share, retrieve, and distribute files using web-based technology. The Company has operations in Sweden and Germany. At September 30, 2000, net assets in Sweden and Germany are approximately $131,875 and $7,844, respectively.

e.Nova, LLC along with its wholly owned subsidiary, Xila Communications, LLC, is an information solutions provider. As an outsource information technology (IT) department, e.Nova helps businesses, primarily in Indiana, optimize the cost of hardware, software, Internet connections, telecommunications and network strategy. Some of the services provided include Application Service Provider
(ASP) software access, data management, Internet access, hardware and software integration, Web hosting and maintenance, long distance, telephone hardware, local telephone dial tone, bandwidth services, PBX installation and switch management and Local Area Network cabling. Telecommunication services provided are the most significant based on net revenue.

CHS, LLC was established to hold small investments unrelated to other business lines that already exist. Currently, there is only one investment in a start-up technology company being held in this company. CHS, LLC has less than a 20% equity interest and therefore this investment is accounted for using the cost method.

On July 31, 2000, Centillion Data Systems, Inc. sold its ownership interests in e.Nova, LLC, CHS, LLC, and Lockerbie, LLC together with $3,261,500 in cash and notes to Holdings, LLC for a $5,051,036 note.

The assets and liabilities (except cash) of e.Nova, LLC, (47% owned by Holdings and the members of Holdings owning 45%) including XILA Communications, LLC, were then contributed to Netisun, LLC in exchange for a 26% ownership of Netisun. At the same time Holdings contributed cash of $1,000,000 and a note receivable in the amount of $216,500 to Netisun and issued a note payable to Netisun of $738,500 for 27% of its membership units. This gave Holdings directly and indirectly a 39% ownership interest in Netisun. An unrelated company also contributed assets to Netisun for 47% of its membership units. Due to the creation of Netisun, Holdings no longer had effective control of e.Nova and began accounting for it on the equity method on that date. Holdings is also accounting for its investment in Netisun on the equity method.

Netisun, LLC is a full service provider for IT services for businesses. Its several services are categorized as access solutions, voice solutions, internet solutions, application solutions, and managed solutions.

The entities combined in these financial statements are all commonly owned by Centillion Data Systems, Inc (Data). The entities included and the ownership percentage of Data for 1999 are Centillion Digital Systems, Inc. (Digital) (100% owned) and its two wholly-owned subsidiaries, Centillion Digital GmbH (Germany) and Centillion Digital Systems, Inc.'s Branch Office in Sweden (Sweden); e.Nova, LLC (e.Nova) (47% owned by Data and Data's stockholders owning 45%) and its wholly owned subsidiary, Xila Communications, LLC; CHS, LLC (CHS) (50% owned). CHS was formed as a new entity during 1999.

The transfer of these investments in e.Nova, LLC, CHS, LLC, and Lockerbie Vermont, LLC and the selling of net assets of Centillion Digital Systems, Inc. and subsidiaries to Holdings will be accounted for as a spin-off at historical cost to the stockholders of Data. The presentation below provides an historical presentation of Results of Operations and Liquidity and Capital Resources for these companies as if they were owned by LLC for the periods presented.

Results of Operations

Nine Months Ended September 30, 2000 Compared to Nine Months Ended September 30, 1999.

The net revenues for the nine months ending September 30, 2000 were $987,447 a 14% decrease over the $1,145,900 for the same period in 1999. The decrease was attributable to the fact that e.Nova's revenues for August and September of 2000 became a part of Netisun, LLC and were accounted for by Holdings under the equity method of accounting.

The cost of revenues decreased 11% from $1,409,357 for the nine months ending September 30, 1999 to $1,254,864 for the nine months ending September 30, 2000. The accounting for e.Nova under the equity method was responsible for this decrease.

Operating expenses decreased from $3,518,530 in the nine months ended September 30, 1999 to $1,617,736 in the nine months ended September 30, 2000. This 54% decrease was the combination of the change in accounting for e.Nova's expenses; the sale of Centillion Digital Systems, Inc.'s Swedish branch office in the third quarter of 1999; and a reduction in Centillion Digital Systems, Inc.'s administrative staff.

Other Income and Expense increased from a net expense of $9,383 in the nine months ended September 30, 1999, to net income of $19,261 in the nine months ending September 30, 2000. This resulted from a net decrease of $13,537 in investment income, a decrease in interest expense of $17,572, and no loss on the sale of equipment in 2000 compared to a $24,609 loss in 1999.

The losses from these start-up investments produced tax benefits of $1,020,752 in the nine months ending September 30, 1999 and $380,000 in the nine months ending September 30, 2000. These tax benefits result from the inclusion of Digital in Data's consolidated federal income tax return.

Liquidity and Capital Resources

In the nine months ended September 30, 2000 Centillion Data Systems, Inc. funded Centillion Digital Systems, Inc. in the amount of $1,801,333 and increased its membership interests in LLCs by a net amount of $358,732. Centillion Data Systems, Inc. considered its subsidiaries as start-ups and the investments as costs required to establish the subsidiaries as ongoing businesses.

During the nine months ended September 30, 2000, the Centillion Data Systems, Inc. subsidiaries acquired $8,603 in capital assets required for the delivery of services and capitalized $414,555 in the development of software.

The companies included in the combined financial statements have incurred significant losses in recent years. They have negative working capital and significant negative cash flows from operating activities. The negative cash flows have been funded by additional capital contributions primarily from Data.

Data will continue to provide additional capital in 2000 through the date of sale to Holdings. A substantial part of the other assets transferred to Holdings by Data in exchange for the promissory note will be approximately $6,900,00 in cash. The combination of the additional Data capital contributions and the cash transferred to Holdings is expected to allow the combined companies to continue to operate through December 31, 2001.

     COMBINED MANAGEMENT'S DISCUSSION AND ANALYSIS OF THE COMBINED FINANCIAL
                    CONDITIONS AND RESULTS OF OPERATIONS FOR
     CENTILLION DIGITAL SYSTEMS, INC. AND ITS SUBSIDIARIES, E.NOVA, LLC AND
          SUBSIDIARY, AND CHS, LLC FOR THE YEAR ENDED DECEMBER 31, 1999
                  COMPARED TO THE YEAR ENDED DECEMBER 31, 1998

Background

Centillion Digital Systems, Inc. is a global provider of digital file storage and retrieval services to corporations and major publishing companies throughout the world. Based on net revenue, this is its most significant service. The Company's software applications allow users to share, retrieve, and distribute files using web-based technology. The Company has operations in Sweden and Germany. At December 31, 1999, net assets in Sweden and Germany are approximately $145,000 and $101,000, respectively.

e.Nova, LLC along with its wholly owned subsidiary, Xila Communications, LLC, is an information solutions provider. As an outsource information technology (IT) department, e.Nova helps businesses, primarily in Indiana, optimize the cost of hardware, software, Internet connections, telecommunications and network strategy. Some of the services provided include Application Service Provider
(ASP) software access, data management, Internet access, hardware and software integration, Web hosting and maintenance, long distance, telephone hardware, local telephone dial tone, bandwidth services, PBX installation and switch management and Local Area Network cabling. Telecommunication services provided are the most significant based on net revenue.

CHS, LLC was established to hold small investments unrelated to other business lines that already exist. Currently, there is only one investment in a start-up technology company being held in this company. CHS, LLC has less than a 20% equity interest and therefore this investment is accounted for using the cost method.

The entities combined in these financial statements are all commonly owned by Centillion Data Systems, Inc (Data). The entities included and the ownership percentage of Data for 1999 are Centillion Digital Systems, Inc. (Digital) (100% owned) and its two wholly owned subsidiaries, Centillion Digital GmbH (Germany) and Centillion Digital Systems, Inc.'s Branch Office in Sweden (Sweden); e.Nova, LLC (e.Nova) (47% owned by Data and Data's stockholders owning 45%) and its wholly owned subsidiary, Xila Communications, LLC; CHS, LLC (CHS) (50% owned). CHS was formed as a new entity during 1999.

The transfer of these investments in e. Nova, LLC, CHS, LLC and Lockerbie Vermont, LLC and the selling of net assets of Centillion Digital Systems, Inc. and subsidiaries to Holdings will be accounted for as a spin-off at historical cost to the stockholders of Data.

Results of Operations

Fiscal year ending December 31, 1999 compared to fiscal year ending December 31, 1998.

The net revenues for the fiscal year ending December 31, 1999 were $1,566,279 a 30% increase over the $1,204,904 for the same period in 1998. The increase was attributable to the start-up revenues of e.Nova, LLC and the acquired revenues of e.Nova, LLC's subsidiary, XILA Communications, LLC.

The cost of revenues rose 8% from $2,007,993 for the fiscal year ending December 31, 1998 to $2,168,420 for the fiscal ending December 31, 1999. This was the net result of decreased costs for Centillion Digital Systems, Inc. and new costs in 1999 for start-up e.Nova, LLC, acquisition of XILA, LLC and start-up of CHS, LLC.

Operating Expenses decreased from $6,587,453 in the fiscal year ending December 31, 1998 to $4,575,904 in the fiscal year ending December 31, 1999. This 31% decrease was the combination of a $146,632 decrease in general and administrative expenses resulting from smaller overseas overhead; a $274,296 decrease in selling expenses resulting from the net effect of new sales expenses for e.Nova, LLC and XILA, LLC and lower sales expenses for Centillion Digital Systems, Inc. after the sale of its Swedish sales activities to a Swedish value added reseller; and a $1,590,621 decrease in the write down of intangibles, which write-off was completed in 1998.

Other Income improved from a negative $47,177 in the fiscal year ending December 31, 1998, to a positive $294,271 in the fiscal year ending December 31, 1999. The improvement came from lower interest expenses and from a gain on the sale of assets in the Swedish branch office to a Swedish value added reseller. An investment loss of $42,025 was incurred in 1999 from the write down of an investment in Searchsoft Technologies, Inc.

The losses from these start-up investments produced tax benefits of $1,796,154 in the fiscal year ending December 31, 1998 and $1,260,801 in the fiscal year ending December 31, 1999. These tax benefits result from the inclusion of Digital in Data's consolidated federal income tax return.

Liquidity and Capital Resources

In the fiscal year ending December 31, 1999 Centillion Data Systems, Inc. funded its subsidiaries in the amount of $3,260,786, including acquisition costs of $1,080,000 for XILA Communications, LLC. Centillion Data Systems, Inc. considered its subsidiaries as start-ups and the investments as costs required to establish the subsidiaries as ongoing businesses.

During the fiscal year ending December 31, 1999, the Centillion Data Systems, Inc. subsidiaries acquired $505,608 in capital assets required for the delivery of services and capitalized $266,651 in the development of software.

                                   PROPOSAL II

                          THE CELLTECH MERGER PROPOSAL

Background of the Celltech Merger

         In mid-January 2000, during the final stages of the negotiations of the Centillion merger agreement, CTIG was informed that Sokoloff & Co. had been retained by a Houston, Texas-based company that specializes in wireless telephone billing. Being familiar with CTIG's plans to develop a convergent billing solution, the investment banker suggested that CTIG could benefit from this type of additional strategic acquisition.

         In late January, prior to the signing of the Centillion merger agreement, CTIG disclosed to Centillion the existence of this potential acquisition opportunity. It was agreed between the parties that a representative from each of CTIG and Centillion would visit Celltech in Houston on February 16, 2000, conduct an evaluation of the suitability of this potential acquisition and report their findings to the individuals who will comprise the executive committee of the CTIG board of directors after the Centillion merger.

         On March 2, 2000, Mr. Johns, representing CTIG, accompanied by Mr. Garrison and Mr. Leeds representing Centillion, visited the Houston, Texas offices of Celltech and met with its President, Mr. Warren, and Celltech's investment banker/advisor, Mr. Sokoloff. Over dinner the previous evening, Messrs. Johns, Garrison and Leeds met to discuss and agree upon: (1) the strategic approach that CTIG/Centillion would adopt for their combined negotiation with Celltech, (2) the value range of the Celltech business to the CTIG/Centillion business, and (3) the consideration to be used utilizing various cash and stock formulae. During these deliberations it was agreed that Mr. Johns would lead with an initial proposal to Celltech in accordance with the understanding reached between the parties. Based upon earlier discussions between Mr. Sokoloff and Mr. Johns, Mr. Sokoloff had indicated that Celltech was seeking a valuation of 1.25 to 1.5 times current annual gross revenues of $8 million. Mr. Johns' initial proposal was for approximately .75 times Celltech's estimated annual revenues, but based upon a six-month trailing average. The next day, following a presentation of the Celltech business by its management to the parties, Mr. Johns led the negotiations on behalf of CTIG/Centillion. After the submission of the above offer, Mr. Warren adjourned for a separate meeting with Mr. Sokoloff. Upon their return Mr. Sokoloff, on behalf of Celltech, put forward a counter proposal to the parties, offering a valuation of .75 times the prior annual revenue. The parties reviewed the counter proposal and, following further negotiations, agreed on a valuation of .75 times the prior year's actual revenue, rather than the trailing average which had been previously employed. Agreeing in principle to these figures, the parties reached a basis of understanding for the acquisition of Celltech by the combined CTIG/Centillion merged business entity, subject to satisfactory due diligence and the subsequent finalization of valuation and negotiation of a definitive merger agreement.

         The principal terms of the acquisition of Celltech negotiated among the parties at that time provided for a price of $6,000,000, the cash component of which was $300,000 and the stock component of which was CTIG Class A Common Stock in the amount of $5,700,000 based upon an assumed "average price per share" on the date of closing of $3.00 per share. It was agreed that the stock component would be adjusted at closing to address fluctuations in the value of CTIG Class A stock. In addition, it was agreed that the stock component of the purchase price would be subject to further adjustment through a mechanism whereby 47.37% of the stock would be delivered in escrow at closing and released to the Celltech shareholders in specified increments upon the achievement of earn-out thresholds measured against future revenues generated by Celltech's largest customer.

         On March 7, 2000, CTIG received the necessary written consent from Centillion under the Centillion merger agreement to conclude a merger agreement with Celltech in accordance with the terms of a term sheet between CTIG and Celltech dated March 6, 2000. Through March 2000, the parties began a review of definitive documentation and commenced a comprehensive due diligence review, which process lasted until early April 2000.

         On March 22, 2000, Mr. Johns met with Messrs. Warren and Sokoloff at the Centillion offices in Indianapolis, Indiana where Centillion and its Smart Bill product was presented to Celltech. Following the presentation, Mr. Johns proceeded with further negotiations on the Celltech valuation following his receipt of an initial due diligence report received from Deloitte & Touche which report indicated, among other things, that a portion of Celltech's revenues consisted of pass-through postage charges which it received from its customers, a fact that was not known during the initial negotiations.

         Following this new information, the parties reduced the purchase price and agreed upon the final terms on which Celltech would be merged with, and into CTIB, a wholly-owned subsidiary of CTIG. Under these terms, Celltech stockholders, who collectively own 100% of the outstanding stock of Celltech, would receive an aggregate of $262,599 in cash to be distributed pro rata on a per share equivalent basis. The cash to be received would be used to pay fees due Celltech's broker in this transaction. Additionally, Celltech stockholders would receive 1,663,126 shares of Class A common stock subject to adjustment if any, as follows: in the event that the average market price per share based on the 20 preceding trading days of the CTIG common stock on the closing date is greater than $3.00, to a maximum of $3.75, or below $3.00 to a minimum of $2.25, then the number of shares of Celltech merger stock would be determined by dividing $4,989,378 by the average market price per share; provided that in no event would the Celltech merger stock be less than 1,330,501 shares nor more than 2,217,501 shares regardless of the average market price per share of common stock. Of the shares of Class A common stock to be issued to the Celltech stockholders, 52.63% would be delivered at closing, and 47.37% of the stock would be placed in escrow. This escrowed stock would be released to current Celltech stockholders in varying amounts based upon future revenues received over three years from Celltech's largest customer. Any shares of Class A common stock which were not issued to Celltech stockholders would be returned to CTIG and cancelled. It was further understood that the Celltech merger would only occur if the Centillion merger was approved by CTIG and Centillion stockholders, and was ultimately consummated. The parties agreed to begin the process of incorporating these terms into a definitive agreement. Subsequent to this meeting, Mr. Johns reported the outcome of these final negotiations to Mr. Garrison, Mr. Leeds and Mr. Armitage.

         On April 5, 2000, Centillion reviewed the final draft of the proposed merger agreement between CTIG and Celltech, and notified CTIG of its acceptance of the final terms negotiated therein.

         On April 5, 2000, CTIG management reviewed the terms of the Celltech merger and the Celltech merger agreement with its board of directors. After reviewing all documentation relating to the proposed merger, including the assurances of acceptance from Centillion, the board of directors of CTIG authorized the execution and delivery of the Celltech merger agreement.

         On October 26, 2000 the parties amended the Celltech merger agreement in the form attached hereto as Annex H to clarify the provision regarding the release of the escrowed stock to provide that if the contract with Celltech's largest customer expired, but that customers continued to use Celltech's and, after the merger, CTIG's services and the revenue requirements to release the stock were met, even if there is no written contract, then appropriate stock will be released from escrow.

Recommendation of the Board; Reasons for the Merger

         The CTIG board of directors believes that the terms of the Celltech merger are fair to, and in the best interests of, CTIG and its stockholders. Accordingly, the CTIG board of directors has approved and adopted the Celltech merger agreement and the transactions contemplated thereby and recommends its approval and adoption by the stockholders of CTIG.

         The CTIG board of directors believes that the Celltech merger would enhance CTIG's ability to pursue its convergent billing strategy. See "The Resulting Company."

         In reaching its determination to approve the Celltech merger agreement and recommend approval of the Celltech merger to the CTIG stockholders, the CTIG board of directors considered the information presented to it by CTIG's management, as well as CTIG's professional advisors, and weighed the positive and countervailing factors associated with the Celltech merger. The factors considered by the CTIG board of directors included, without limitation:

         (i)      Favorable Considerations.

                  (a) Celltech Business. The CTIG board of directors considered the operational, financial and legal due diligence materials provided to it by CTIG's management and professional advisors concerning Celltech. This due diligence included historical and prospective information regarding the results of operations, financial condition and business of Celltech and the current state (and its perception of the future state) of the telecommunications billing and billing analysis industry, particularly in the wireless segment.

                  (b) Strategic Merits of the Celltech Merger. The CTIG board of directors approved the Celltech merger based upon its assessment of the strategic merits of the Celltech merger. The strategic merits of the Celltech merger, as assessed by the CTIG board of directors, include, but are not limited to the fact that Celltech focuses on the wireless marketplace including cellular, personal communication services and enhanced specialized mobile radio. Its domain knowledge skill, source code and industry expertise are considered complementary to both CTIG and Centillion and should enhance CTIG's deployment of its convergent billing strategy. Furthermore, the combination should assist each company in attracting new and retaining existing clients by being able to offer immediate "cross market" complementary billing solutions and a clearly defined product road map to true convergent billing solutions.

                  (c) Structure of Merger; Terms of the Celltech Merger Agreement. The CTIG board of directors considered the terms of the Celltech merger agreement and its legal and tax implications. The CTIG board of directors considered the number of shares of Class A common stock which would be exchanged for the number of shares of Celltech Stock. The CTIG board of directors considered that the Celltech merger is expected to be a tax free exchange by Celltech's stockholders for federal income tax purposes. The board also considered that approximately 47% of Class A common stock to be issued in the Celltech merger would be held in escrow and released over the course of three years, depending upon CTIG continuing to realize revenue from Celltech's largest customer that accounts for approximately 47% of its business.

         (ii) Countervailing Considerations. The CTIG board of directors also seriously considered factors which may be characterized as countervailing considerations, including, but not limited to:

                  (a) The risks inherent in attempting to successfully integrate the management of CTIG, Centillion, and Celltech into an effective organization;

                  (b) The possibility that key employees and members of the management of CTIG may not be willing to stay on pending the consummation of the Celltech merger and, therefore, may leave CTIG;

                  (c) Approximately 47% of Celltech's gross revenues are derived from a single customer. In May, 2000, Celltech signed an agreement with its largest customer to extend the term of the previous agreement which ended February 28, 2000, to February 28, 2001, however, this customer has expressed its intent not to renew its contract with Celltech; and

                  (d) The Celltech merger would be accounted for as a purchase of Celltech by CTIG and would result in the creation of a substantial amount of goodwill.

         The foregoing discussion of the information and factors considered and given weight by the CTIG board of directors is not intended to be exhaustive but is believed to include the material factors considered by the CTIG board of directors. In addition, in reaching the determination to approve and recommend approval and adoption of the Celltech merger agreement, in view of the wide variety of factors considered in connection with its evaluation of the Celltech merger, the CTIG board of directors did not assign any relative or specific weights to the foregoing factors. The CTIG board of directors did not attempt to analyze the fairness of the number of shares being issued to Celltech stockholders in isolation from the considerations as to the businesses of CTIG and Celltech, the strategic merits of the Celltech merger or the other considerations referred to above.

         THE CTIG BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE CELLTECH MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY AND BELIEVES THAT THE TERMS OF THE CELLTECH MERGER ARE FAIR TO, AND IN THE BEST INTERESTS OF, CTIG AND ITS STOCKHOLDERS. THE CTIG BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL AND ADOPTION OF THE CELLTECH MERGER AGREEMENT.

Interests of Certain Persons in the Celltech Merger

         No officers or directors of CTIG had any additional interests in the Celltech merger.

Accounting Treatment of the Celltech Merger

         The Celltech merger will be accounted for as a purchase for accounting purposes. Under this method of accounting, the assets and liabilities of Celltech will be recorded by CTIG at their estimated fair market value and the remaining purchase price will be recorded as goodwill.

Federal Income Tax Consequences

         The following discussion summarizes the material income tax consequences of the Celltech merger that are generally applicable to CTIG and our stockholders. This discussion is based on currently existing provisions of the Code, existing and proposed Treasury Regulations thereunder and the current administrative rulings and court decisions, all of which are subject to change. Any such change, which may or may not be retroactive, could alter the tax consequences to our stockholders.

         The following discussions do not purport to deal with all aspects of federal income taxation that may affect particular stockholders in light of their individual circumstances, and is not intended for stockholders subject to special treatment under the federal income tax law (including insurance companies, tax-exempt organizations, financial institutions, broker-dealers, foreign persons, stockholders who hold their stock as part of a hedge, appreciated financial position, straddle or conversion transaction, stockholders who do not hold their stock as capital assets and stockholders who have acquired their stock upon the exercise of employee options or otherwise as compensation). In addition, the discussion does not consider the effect of any applicable state, local or foreign tax laws. ACCORDINGLY, OUR STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES OF THE CELLTECH MERGER TO THEM, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE CELLTECH MERGER IN THEIR PARTICULAR CIRCUMSTANCES. THE DISCUSSION SET FORTH BELOW IS NOT INTENDED AND SHOULD NOT BE CONSIDERED TAX ADVICE.

         Neither CTIG nor Celltech has requested, or will request, a ruling from the IRS with regard to any of the federal income tax consequences of the Celltech merger. As a condition to CTIG's and Celltech's obligation to consummate the Celltech merger, since the date of the Celltech merger agreement, there shall not have been any changes in the facts, circumstances or applicable federal tax laws that would negatively impact the treatment of the Celltech merger for federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Code.

         Treatment Of CTIG. No income, gain or loss will be recognized by CTIG upon the consummation of the Celltech merger. Accordingly, no income, gain or loss will be recognized for federal income tax purposes by CTIG upon the issuance of the Class A common stock to the Celltech shareholders in exchange for all of the issued and outstanding common stock of Celltech.

         Treatment Of Holders of CTIG Common Stock. No income, gain or loss will be recognized by the holders of CTIG common stock upon the consummation of the Celltech merger. Accordingly, no income, gain or loss will be recognized for federal income tax purposes by the holders of CTIG common stock upon CTIG's issuance of the Class A common stock to the Celltech shareholders in exchange for all of the issued and outstanding common stock of Celltech.

         Net Operating Loss Limitations. For a discussion of limitations on the use of CTIG's net operating losses, see "Risk Factors -- Risks Relating to the Celltech Merger."

         CTIG will report to stockholders of CTIG and to the IRS the amount of "reportable payments" and any amount withheld with respect to Class A common stock.

         EACH OF OUR STOCKHOLDERS IS URGED TO CONSULT THEIR OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF THE CELLTECH MERGER, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL OR FOREIGN TAX LAWS.

Regulatory Approvals

         No federal or state regulatory approvals or consents are required in connection with the Celltech merger.

                          THE CELLTECH MERGER AGREEMENT

         The following is a summary of the material terms of the Celltech merger agreement, a copy of which is attached as Annex H to this proxy statement and is incorporated by reference. Our stockholders are urged to read the Celltech merger agreement in its entirety.

         The Celltech merger agreement provides that, following the approval of the Celltech merger by the holders of CTIG common stock and the holders of Celltech common stock and the satisfaction or waiver of the other conditions to the Celltech merger, Celltech will merge with, and into, CTIB, a subsidiary of CTIG, with CTIB becoming the surviving corporation. The holders of Celltech common stock will become holders of CTIG Class A common stock.

         If the merger agreement is approved by a majority of the holders of CTIG common stock and Celltech common stock, and the other conditions to the merger are satisfied or waived, the closing will take place no later than two business days following the date on which the last of the conditions is satisfied or waived, or at another time and date to which CTIG and Celltech agree. As soon as practical after the closing date, CTIG and Celltech will file a certificate of merger with the Secretary of State of the State of Delaware as provided in section 251of the DGCL. The Celltech merger will become effective upon the filing of this certificate. Subject to the satisfaction (or waiver) of the other conditions to the obligations of CTIG and Celltech to consummate the merger, it is presently expected that the Celltech merger will be consummated during the first calendar quarter of 2001. See "The Celltech Merger Agreement -- Conditions to Obligations to Effect the Merger."

         All Celltech stockholders are parties to the Celltech merger agreement and have agreed to vote their shares of Celltech common stock in favor of the Celltech merger.

Conversion and Issuance of Shares

         Shares Issued at effective time. The Celltech merger agreement provides that the Celltech merger will be effected by the merger of Celltech with and into CTIB, with CTIB being the surviving corporation.

         At the effective time, all issued and outstanding Celltech common stock will be converted pro rata, into:

         (1)      the right to receive an aggregate $262,599 in cash; and

         (2) 1,663,126 shares of CTIG Class A common stock, subject to adjustment if any, as follows: in the event that the average market price per share (based on the 20 preceding trading days) of the CTIG common stock on the closing date is greater than $3.00, to a maximum of $3.75, or below $3.00 to a minimum of $2.25, then the number of shares of Celltech merger stock will be determined by dividing $4,989,378 by the average market price per share; provided that in no event will the number of shares of Class A common stock to be received by Celltech stockholders in the Celltech merger be less than 1,330,501 shares nor more than 2,217,501 shares regardless of the average market price per share of CTIG common stock.

         Of the shares of Celltech merger stock, 52.63% will be delivered to Celltech stockholders at closing, and 47.37% will be placed in escrow. The escrowed stock may be released to current Celltech stockholders in varying amounts based upon future revenues received over a three year period from Celltech's largest customer. Any shares of Celltech escrowed stock which are not issued to Celltech stockholders will be returned to CTIG and cancelled.

         The Celltech stockholders have assigned their right to receive the cash portion of the merger consideration to PASCO Business Trust, on behalf of Sokoloff & Co., the broker retained by Celltech in connection with the Celltech merger, to pay the broker fee.

         No shares of Class B common stock will be issued in the Celltech merger.

         Escrowed Class A Common Stock. The release of the escrowed stock depends upon revenues received from Celltech's largest customer as follows:
Fifty percent of the escrowed stock will be subject to release during the first escrow year, 35% during the second escrow year and the final 15% during the third escrow year. For purposes of the Celltech merger agreement, an "escrow year" means each of the first three consecutive 12 calendar month periods commencing on March 1, 2000 and ending on February 28, 2003, and an "Escrow quarter" means each of the three consecutive calendar month periods within a respective escrow year. In the event gross revenues received from the customer, less a portion of the revenue attributed to postage ("Celltech Target Revenue"), equals or exceeds $645,652 in any escrow quarter, then 25% of the Celltech escrowed stock that is subject to release in the escrow year in which that escrow quarter occurs shall be released from escrow to the Celltech stockholders. If the Celltech Target Revenue in an escrow quarter is less than $645,652, then a pro rata portion (based upon the ratio of that actual Revenue to $645,652) of the full number that would potentially be subject to release in that escrow quarter shall be released. If at the end of the third escrow year the proportion that all escrowed stock previously released from escrow bears to the total escrowed stock placed in escrow is less than the proportion that the aggregate Celltech Target Revenue received during all three Celltech Escrow Years bears to $7,747,821, then an additional number of shares of Celltech escrowed stock shall be released to the Celltech stockholders in order to eliminate that difference to a maximum of the total escrowed stock remaining in escrow; provided that CTIG shall not issue any shares of Class A common stock in excess of the number originally placed in escrow as escrowed stock, regardless of the amount of such aggregate Celltech Target Revenue.

         If at any time prior to the end of the third escrow year, CTIG sells or licenses software to this target customer that replaces the software that has produced the gross revenue received by CTIB/Celltech from this customer, resulting in a reduction or elimination of that customer's revenue, then any shares of escrowed stock then remaining in escrow shall be released to the Celltech stockholders.

         All releases of Celltech escrowed stock from escrow to the Celltech stockholders shall be made in the same proportions to Celltech stockholders as the closing stock was distributed. No fractional shares or scrip representing shares of the Celltech escrowed stock shall be issued. If at anytime during any escrow year, the customer discontinues its relationship with the surviving corporation, then all Celltech escrowed stock then in escrow shall be returned to CTIG and cancelled, and no additional shares of Class A common stock shall be subject to issue to the Celltech stockholders.

         Based upon the number of shares of CTIG common stock outstanding on the record date for the special meeting, the number of shares of Celltech common stock outstanding, and the conversion described above, at the Celltech effective time CTIG's current stockholders, Centillion's stockholders and Celltech's stockholders will own approximately 33.7%, 56.8% and 9.5% respectively, of CTIG's issued and outstanding Class A common stock after the Celltech merger. These figures assume the release of all escrowed stock under the Centillion merger agreement, the maximum number of shares issued under the Celltech merger agreement, and the exercise of all CTIG stock options currently outstanding which vest upon the consummation of the Centillion merger.

Exchange of Stock Certificates

         As soon as reasonably practicable after the Celltech merger, CTIG will have its appointed exchange agent mail to each holder of Celltech common stock
(i) a transmittal letter stating that certificates representing Class A common stock will be sent to holders of Celltech common stock only upon delivery of Celltech stockholder's stock certificates to the exchange agent, and (ii) instructions for holders of shares of Celltech common stock to exchange their certificates for the applicable shares of Class A common stock. Upon surrender of Celltech common stock certificates to the exchange agent together with the transmittal letter completed and executed by a Celltech stockholder, a Celltech stockholder will receive the whole number of the shares of Class A that the holder has the right to receive, and a check in the amount equal to the cash that the holder has the right to receive in lieu of any fractional shares. The Celltech share certificates surrendered will be canceled. No interest will be paid or will accrue on any cash payable for fractional shares.

         No Further Ownership Rights In Celltech Common Stock. All shares of Class A common stock (and cash in lieu of fractional shares) issued upon the surrender for exchange of certificates which, immediately prior to the Celltech merger effective time, represented shares of Celltech common stock will be deemed to have been issued (and paid) in full satisfaction of all rights pertaining to the shares of Celltech common stock represented by those certificates.

         Fractional Shares. No fractional shares of CTIG Class A common stock will be issued in the Celltech merger. In lieu of any fractional shares, each holder of shares of Celltech common stock outstanding immediately prior to the Celltech merger effective time exchanged pursuant to the Celltech merger who would otherwise have been entitled to receive a fraction of a share of Class A (after taking into account all certificates representing shares of Celltech common stock delivered by the holder) will receive, in lieu thereof, cash (without interest) in an amount equal to such fractional part of a share of CTIG common stock multiplied by the per share average market price (based on a 20 business day market price average) for CTIG common stock.

         Dividends and Distributions. No dividends or other distributions declared or made with respect to Class A common stock with a record date after the effective time will be paid to the holder of any unsurrendered Celltech common stock certificate with respect to the shares of Class A common stock that the holder would be entitled to receive upon surrender of such certificate, and no cash payment in lieu of fractional shares will be paid to any such holder until the holder of record of such certificate surrenders such certificate to CTIG.

         No Liability. None of CTIG, Celltech, or the exchange agent will be liable to any third party for any shares of Class A common stock (or cash in lieu of fractional shares of Class A common stock or any dividends or distributions with respect thereto) delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

         Lost Certificates. If any certificate, which prior to the effective time represented shares of Celltech common stock, shall have been lost, stolen or destroyed, then upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed and, if required by CTIG, the posting of a bond as indemnity against any claim that may be made against it with respect to such certificate, the exchange agent will issue in exchange for the lost, stolen or destroyed certificate the shares of Class A common stock, and any cash in lieu of fractional shares and unpaid dividends and distributions on shares of Class A common stock otherwise deliverable in respect thereof.

Representations and Warranties

         The Celltech merger agreement contains various customary representations and warranties by Celltech, subject to identified exceptions, relating to, among other things, (a) due organization, valid existence and good standing and similar corporate matters; (b) the capital structure of Celltech;
(c) the authorization, execution, delivery and enforceability of the Celltech merger agreement and related documents, and the consummation of the transactions contemplated by the Celltech merger agreement and related documents and matters;
(d) conflicts under certificates of incorporation or by-laws, required consents or approvals and violations of any instruments or law; (e) documents and financial statements of Celltech and the accuracy of information contained therein; (f) the absence of undisclosed liabilities; (g) the absence of specified material adverse events, changes or events; (h) taxes and tax returns;
(i) properties; (j) intellectual property; (k) agreements, contracts and commitments; (l) legal proceedings; (m) environmental matters and hazardous materials; (n) employees, independent contractors and labor matters; (o) employee benefit plans; (p) compliance with laws and permits; (q) the accuracy of information supplied by Celltech in connection with the registration statement to be filed by CTIG in connection with the issuance of the Class A common stock and this proxy statement; (r) insurance; (s) conflicts of interest;
(t) broker's fees; (u) principal
customers and suppliers; (v) accounts receivable; and (w) amount of revenue previously received from Celltech's largest customer.

         The Celltech merger agreement also contains various customary representations and warranties by the Celltech stockholders relating to, among other things, (a) their ownership of Celltech common stock; (b) the execution, delivery and enforceability of the Celltech merger agreement against them, the consummation of the transactions contemplated by the Celltech merger agreement, and violations of any agreements, instruments or law; (c) the absence of any claims by them against Celltech as of the date of the Celltech merger agreement; and (d) their agreement to vote in favor of the Celltech merger at a stockholders' meeting.

         Finally, the Celltech merger agreement contains various customary representations and warranties by CTIG and CTIB relating to, among other things
(a) due organization, valid existence and good standing; (b) the authorization, execution, delivery and enforceability of the Celltech merger agreement and related documents, and the consummation of the transactions contemplated by the Celltech merger agreement and related documents and matters; (c) conflicts under their respective certificates of incorporation or bylaws, required consents or approvals and violations of any instruments of law; (d) legal proceedings; (e) the accuracy of information supplied in connection with the registration statement to be filed by CTIG in connection with the issuance of the Class A common stock and this proxy statement; (f) broker's fees; (g) capitalization of CTIB; (h) SEC filings and reports of CTIG; and (i) authorization and issuance of the Celltech merger Stock.

Covenants

         Conduct of Business. The Celltech merger agreement provides that Celltech has agreed that, during the period from the date of the signing of the Celltech merger agreement until the effective time, except as contemplated by the Celltech merger agreement, it will not: (a) amend its certificate of incorporation or by-laws; authorize for issuance, issue, sell, deliver, grant any options for, or otherwise agree or commit to issue, sell or deliver any shares of any class of its capital stock or any securities convertible into shares of any class of its capital stock; (b) split, combine or reclassify any shares of its capital stock, declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock or purchase, redeem or otherwise acquire any shares of its capital stock; (c) create, incur, assume, maintain or permit to exist any long-term debt or any short-term debt for borrowed money other than under existing lines of credit or replacements thereof, or the negotiation of a capital lease or buy-out agreement with Pitney Bowes at the expiration of the current lease for a mail-inserter machine; (d) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any third party, or (e) make any loans, advances or capital contributions to, or investments in, any third party; (f) increase in any manner the compensation of any of its directors, officers or other employees (other than regularly scheduled raises for employees other than David A. Warren, Celltech's principal stockholder), or pay any bonuses to any director or officer or to Mr. Warren; (g) pay or agree to pay any pension, retirement allowance or other employee benefit not required, or enter into or agree to enter into any agreement or arrangement with such director, officer or employee, whether past or present, relating to any such pension, retirement allowance or other employee benefit except as required under currently existing agreements, plans or arrangements; (h) grant any severance or termination pay to, or enter into any employment or severance agreement with, any of its directors, officers or other employees; or (i) except as may be required to comply with applicable law, become obligated under any new pension plan, welfare plan, multi-employer plan, employee benefit plan, benefit arrangement, or similar plan or arrangement, which was not in existence on the date hereof, including any bonus, incentive, deferred compensation, stock purchase, stock option, stock appreciation right, group insurance, severance pay, retirement or other benefit plan, agreement or arrangement, or employment or consulting agreement with or for the benefit of any third party, or amend any of such plans or any of such agreements in existence on the date hereof; (j) except as otherwise expressly contemplated by the Celltech merger agreement, enter into any material agreements, commitments or contracts, except agreements, commitments or contracts for the purchase, sale or lease of goods or services in the ordinary course of business, consistent with past practices; provided that Celltech shall not enter into any agreement, commitment or contract that requires payments by Celltech in excess of $50,000 without the prior written consent of CTIG, which shall not be unreasonably withheld; (k) authorize, recommend, propose or announce an intention to authorize, recommend or propose, or enter into, any agreement in principle or any agreement with respect to any plan of liquidation or dissolution, any sale, transfer, lease, license, pledge, mortgage, or other disposition or encumbrance of a material amount of assets or securities or any change in its capitalization, or any entry into a material contract or any amendment or modification of any material contract or any release or relinquishment of any material contract rights; (l) acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial equity interest in or all or a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or enter into any new material line of business outside its existing core businesses; (m) knowingly undertake any act, or suffer to exist any condition, causing any insurance policy naming it as a beneficiary or a loss payee to be canceled or terminated; (n) take any action that would, or could reasonably be expected to, result in any of the conditions to the Celltech merger agreement (other than those exclusively in CTIG's control) not being satisfied or a material delay in the satisfaction of such conditions; (o) make any material change in its methods of accounting in effect at December 31, 1999, except as required by changes in GAAP as concurred in by its independent auditors, or change its fiscal year; (p) take any action that would cause its representations and warranties to no longer be true and correct;
(q) commit to any capital expenditures, other than those incurred or committed in the ordinary course of business and which are not in excess of $15,000, individually or $50,000 in the aggregate; or (o) agree to do or authorize any of the foregoing.

         No Solicitation. The Celltech merger agreement provides that Celltech and Mr. Warren, jointly and severally represent and warrant to, and covenant and agree with, CTIG and CTIB that Celltech does not have any agreement, arrangement or understanding with any other potential acquiror. Celltech and each Celltech stockholder further represent and warrant that from and after the date of the Celltech merger agreement and until the earlier of the consummation of the Celltech merger or the termination of the Celltech merger agreement, they shall, and Celltech and Mr. Warren shall cause Celltech's officers, directors, advisors, investment bankers, agents and attorneys to (a) not solicit (or authorize any third party to solicit), directly or indirectly, any inquiries, proposals or offers from any third party relating to any acquisition or purchase of all or substantially all the assets of, or any equity interest in, or any merger, consolidation or business combination with Celltech, (b) not enter into any agreement with respect to any such transaction, and (c) not elicit any discussions of, participate in any negotiations regarding, cooperate with, facilitate or encourage such a transaction or furnish to any other third party any information concerning Celltech in connection with any such transaction. Celltech shall immediately notify CTIG if any unsolicited proposal or offer with respect to such transaction is received by Celltech and communicate to CTIG the terms of any such proposal or offer.

         CTIG has agreed to file a registration statement to register the resale of the shares of Class A common stock to be issued in the mergers.

         Merger with Centillion Data Systems, Inc. The Celltech merger agreement requires that the Centillion merger must occur prior to the Celltech merger.

         Stock Option and Benefit Plans. At the effective time, the CTIG stock option and restricted stock plan and any benefit plans in effect at the time will cover employees of Celltech who become employees of CTIB after the Celltech merger.

         Indemnifications. For a period of one year after the effective time, subject to some specified conditions contained in the Celltech merger agreement, David A. Warren will indemnify and hold harmless CTIG and CTIB against all losses, claims, damages, liabilities and expenses resulting from a material breach of the Celltech merger agreement or any related documents, any material error contained in any statement or document delivered to CTIG or CTIB in connection with the merger, any claim, debt or obligation of Celltech or Mr. Warren incurred prior to the effective time (with certain limited exceptions specified in the Celltech merger agreement), any claims made by current or former stockholders of Celltech, and claims made by any governmental entity.

         Damages due CTIG or CTIB as a result of this indemnification shall first be paid by Mr. Warren by reducing the number of shares of Celltech escrowed stock he would have otherwise received. In the event that the amount of damages exceeds the value of such Celltech escrowed stock, such excess shall be paid in cash. Any cash payment is not to exceed $500,000 in the aggregate (unless it is caused by a claim made by Celltech stockholders), and the total indemnification liability of Mr. Warren shall not exceed the value of the Celltech merger consideration to be received by Mr. Warren.

Conditions to Obligations to Effect the Celltech Merger

         The respective obligations of CTIG and Celltech to effect the Celltech merger are subject to the satisfaction (or waiver) of the following conditions:
(a) the Celltech merger agreement and the Celltech merger shall have been approved in the manner required under the Delaware General Corporation Law by the respective holders of the issued and outstanding shares of capital stock of Celltech and CTIG; (b) the merger will not be prohibited by any order, judgment or ruling of any court or other governmental entity; (c) the Centillion merger shall have occurred; (d) the employment agreement with David A. Warren must be executed; (e) Celltech shall have delivered to CTIG all required third party consents; (f) Celltech shall have delivered to CTIG general releases from the Celltech stockholders, all Celltech directors and a third party with which it had been engaged in litigation that was settled prior to the date of the Celltech merger agreement; (g) the representations and warranties made by each of Celltech and CTIG are true and correct as of the effective time and each party shall have performed their respective obligations under the Celltech merger agreement; (h) the adjusted balance sheet of Celltech, on and as of the effective time (which shall be certified by Celltech's President) must reflect:
(1) net current assets (i.e., current assets less current liabilities) of not less than $1.00; (2) no long term liabilities other than deferred taxes; (3) all earnings of Celltech for the period from January 1, 2000 to the effective time; and (i) there must not have been any material adverse change in Celltech's business operations, assets, financial condition or results of operation.

Termination; Termination Fees and Expenses

         The merger agreement may be terminated at any time prior to the effective time by CTIG or Celltech:

         (a) by the mutual written consent of the boards of directors of CTIG and Celltech;

         (b) by either CTIG or Celltech if, without a material breach of the Celltech agreement by the terminating party, the Celltech merger shall not have been consummated on or before September 30, 2000, which date may be extended by mutual written consent of CTIG and Celltech (the parties have agreed in writing to extend the date to January 31, 2001); or

         (c) by either CTIG or Celltech, if any court of competent jurisdiction in the United States or other governmental entity issues an order (other than a temporary restraining order), decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the merger, and such order, decree, ruling or other action has become final and nonappealable; provided that the party seeking to terminate this agreement has used reasonable efforts to remove or lift such order, decree or ruling; or

         (d) by CTIG if the approval of CTIG's stockholders required for the consummation has not been obtained.

         The Celltech merger agreement may be terminated at any time prior to the effective time by CTIG if Celltech or David A. Warren fail to comply in any material respect with their respective obligations under the Celltech merger agreement, there is a material breach of a representation or warranty made by Celltech or a Celltech stockholder in the Celltech merger agreement or Celltech fails to deliver audited financial statements for its last two fiscal years to CTIG.

         The Celltech merger agreement may be terminated at any time prior to the effective time by Celltech if CTIG or CTIB fails to comply in any material respect with their respective obligations under the Celltech merger agreement, or if there is a material breach of a representation or warranty made by CTIG or CTIB in the Celltech merger agreement.

Amendment and Waiver

         The Celltech merger agreement may be amended by CTIG and Celltech at any time before or after any approval of the Agreement by the stockholders of CTIG and/or Celltech. However, after any approval by the Celltech stockholders, no amendment may be made by Celltech which decreases the amount of consideration that Celltech stockholders will be receiving under the Celltech merger, or adversely affects the rights of Celltech's stockholders without the approval of a majority of the holders of common stock of Celltech. Additionally, after any approval by the CTIG stockholders, no amendment may be made by CTIG which increases the amount of consideration that Celltech will be receiving under the Celltech merger, or adversely affects the rights of CTIG stockholders without the approval of all of the holders of CTIG common stock. The Celltech merger agreement may only be amended by an instrument in writing signed on behalf of all the parties to that agreement.

                            THE BUSINESS OF CELLTECH

Overview

         Celltech, a Houston, Texas, based company, provides billing, rating, printing and mailing services to the telecommunications industry, focusing on the wireless segment.

         Founded in 1983 by individuals from the private telephone industry, Celltech developed software solutions for facilities-based cellular telephone companies. The Company's primary focus was on the small to medium sized cellular telephone company that would benefit from Celltech's experience and expertise. In the early 1990's the cellular market underwent a period of consolidation. A large number of Celltech's clients were acquired by cellular companies intent on developing a national or regional presence. As a result of this consolidation, the Company downsized and reviewed market strategy. The result of this market strategy review was a shift away from facilities-based cellular operators to resellers of cellular and other telecommunications services. In addition, deregulation of telecommunications services provided Celltech's target client base with an opportunity to deliver multiple telecommunications products to their customer base. In response to this market shift, Celltech started development on a Windows based product that would meet the needs of the emerging multi-service telecommunications provider.

         Celltech has extensive skills in managing complex, time/usage sensitive billing issues that require proper calculation of usage charges and discounting based on variable pricing schemes, such as time-of-day, group cumulative usage, individual cumulative usage, originating point of call, receipt point of call and re-rating of pass through charges based on multiple criteria. In addition to the management of these billing issues a complete billing system needs to be able to integrate usage information from multiple sources, long distance providers, cellular operators, other billing vendors and corresponding clearing houses.

         Celltech has transferred its competency in managing the time and usage sensitive billing of the facilities-based cellular operator to the needs and demands of other providers of telecommunications services such as paging, long distance, 1-800, Personal Communications Services "PCS," Internet and local exchange services.

Competition

         Competitors serving the same market as Celltech include Baja Systems, CBill, PSA, Infotech Solutions Corp. and HO Systems. Public companies that target similar, but larger accounts, are ITDS (recently acquired by Amdocs Corp) and Convergys Corp.


Celltech Service Capabilities and Product Offerings

         With a corporate mission to provide services and products that are scalable, flexible and competitive, Celltech has recently implemented a Windows-based Customer Care and Management System to support the needs of the Multi-Service Telecommunications provider. Celltech's comprehensive services solution, Win Command, is a fully-integrated Windows-based, GUI (graphical user interface) technology. Win Command is designed to work in an operating environment using Windows 95, Windows 98, Windows NT network or client, Novell network and Citrix. The Win Command product suite consists of billing as well as work flow management modules such as Customer Care, Inventory Management, Collections/Credit with an interface for credit reporting agencies, and Order Entry. Unlike a majority of its competitors, Celltech allows clients to have on-site access to their database enabling clients to analyze their underlying usage/customer information more effectively and to provide superior customer service.

         The complete, Win Command product suite consists of two key components having a common client database interface:

         o The Business Information System (BIS), is located at the client's site. Win Command performs all the routine daily functions of the telecommunications business office. This includes sophisticated database management capabilities which enable clients to analyze underlying subscriber information. It also includes several integrated work flow management modules to support ongoing operations. These modules include Customer Care, Inventory Management, Collections/Credits, New Order Entry, Remote Order Entry, Service Center Scheduling and Switch Management.

         o The Billing Engine, is located at Celltech in Houston, Texas on a DEC/VAX computer utilizing the ALPHA/VMS operating system. It performs the highly complex recurring billing, rating, taxing and fulfillment functions. This process leverages the company's extensive expertise in bill production with the need for timely completion of the billing cycle. The processing done by the Billing Engine includes weekly roaming processing, sorting, rating, taxing and tabulation of all call and usage records made by telecommunications subscribers.

Customers

         Celltech currently has 13 customers. Its largest customer accounted for approximately 47% of its revenue in 1999. In May, 2000, Celltech signed an agreement with this customer to extend the term of its previous agreement, which ended February 28, 2000, to February 28, 2001.

Employees

         Celltech has approximately 58 employees all located in Houston, Texas. None of Celltech's employees are represented by a labor union. Celltech considers its relations with its employees to be good, and expects all 58 employees to continue with CTIG after the Celltech merger.

Properties

         Celltech leases 18,005 square feet in Houston, Texas at an average cost of $14.65 per square foot. The lease expires in October, 2004.

          CELLTECH'S MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                       CONDITION AND RESULTS OF OPERATIONS

Overview

     Celltech Information Systems, Inc, a Houston, Texas based company, provides customer management systems for billing, rating, printing and mailing services to the telecommunications industry. The following discussion compares Celltech's actual results for the nine months ended September 30, 2000 and 1999.

                            STATEMENTS OF OPERATIONS

                       CELLTECH INFORMATION SYSTEMS, INC.

                                                     For the Three Months Ended      For the Nine Months Ended
                                                           September 30,                   September 30,
                                                       2000             1999             2000            1999
                                                    ----------       ----------      ----------       ----------
REVENUES                                            $1,515,520       $1,911,985      $5,125,853       $6,236,214

EXPENSES:
   Cost of revenues (excluding depreciation
       and amortization)                               629,060        1,001,729       2,342,598        2,865,619
   Research and development                             34,304           90,261          77,184          391,566
   Selling, general and administrative                 576,781          826,721       2,196,179        2,938,163
   Depreciation and amortization                        34,522           26,902         103,178           80,018
                                                    ----------       ----------      ----------       ----------

     Total Expenses                                  1,274,667        1,945,613       4,719,140        6,275,366
                                                    ----------       ----------      ----------       ----------

             Operating (loss) income                   240,853          (33,628)        406,713          (39,152)
                                                    ----------       ----------      ----------       ----------

OTHER (EXPENSE) INCOME:
   Interest income (expense)                             1,838            4,077             281            6,807
   Other (expense) income                                2,251                0          14,045                0
                                                    ----------       ----------      ----------       ----------

              Income (loss) before provision
                for income taxes                       244,941         (29,551)         421,039         (32,345)
INCOME TAX BENEFIT (PROVISION)                        (55,059)                0       (105,260)                0
                                                    ----------       ----------      ----------       ----------

NET (LOSS) INCOME                                     $189,882         ($29,551)       $315,779         ($32,345)
                                                    ==========       ==========      ==========       ==========

NET (LOSS) INCOME PER COMMON SHARE                      $80.70          ($12.56)        $134.20          ($13.75)
                                                    ==========       ==========      ==========       ==========

WEIGHTED AVERAGE COMMON SHARES
   OUTSTANDING                                           2,353            2,353           2,353            2,353
                                                    ==========       ==========      ==========       ==========

Results From Operations for the Period Ended September 30, 2000 Compared to the Period Ended September 30, 1999

                Celltech typically enters into contracts to provide billing services at its Houston-based service bureau. Approximately 96% of Celltech's revenue result from the recurring, monthly processing and printing of telecommunications bills for its clients. The rate structure is based on a price per bill plus charges for additional services such as second telephone, pager, etc. The revenue per bill will tier downward based on the volume of bills produced. Additional sources of revenue may be earned through services such as custom programming, generation of special reports and transmission of data. Revenues decreased $1,110,361 to $5,125,853 for the nine months and $396,465 to $1,515,520 for the quarter ended September 30, 2000 as compared to the prior year period. This reflects a decrease of 17.8% and 20.7% respectively due primarily to the reduction in business of one customer.

            Cost of revenues primarily includes the costs associated with bill production. To manage its variable processing needs, Celltech utilizes state-of-the-art Alpha/Vax processors at its data center operation, to provide data processing and data storage capability. Cost of revenues decreased 18.3% for the nine months and 37.2% for the quarter ended September 30, 2000 primarily related to the reduction of revenues.

            Celltech incurred significant research and development charges in 1999 for the development of its new billing product. These costs include those expenses incurred for contractors and consultants outside of the Company. With the roll-out of the new billing product to the market, research and development cost decreased 80.3% for nine months and 62.0% for the quarter ended September 30, 2000 as compared to the prior year period.

            Selling, general and administrative expenses decreased $741,984 to $2,196,179 for the nine months and $249,940 to $576,781 for the quarter ended September 30, 2000 primarily as a result of reduced operating expenses as a result of completing its Y2K compliance testing.

            Depreciation and amortization expense increased $23,160 to $103,178 for the nine months and $7,620 to $34,522 for the quarter ended September 30, 2000 as compared to 1999 due to an increase of $83,475 in Property and Equipment during 1999. The Property and Equipment cost increase was due primarily to the acquisition of equipment for an in-house system acquired in 1999.

            Other Income for the nine months ended September 30, 2000 was $14,045 and for the Quarter was $2,251 primarily derived from payments on a legal settlement against a former customer for an early termination claim brought by Celltech.

                            STATEMENTS OF OPERATIONS

                       CELLTECH INFORMATION SYSTEMS, INC.

                                                                                                             % Chg
For the Year Ended December 31                  1999             %              1998           %           '98 to '99
                                             ----------       ------         ----------      ------        ----------
REVENUES                                     $7,952,798       100.0%         $8,991,445      100.0%          -11.6%

EXPENSES:
   Cost of revenues (excluding depreciation
       and amortization)                      3,983,936        50.1%          4,230,177       47.0%           -5.8%
   Research and development                     422,252         5.3%            451,856        5.0%           -6.6%
   Selling, general and administrative        4,135,768        52.0%          3,658,694       40.7%           13.0%
   Depreciation and amortization                125,422         1.6%             97,430        1.1%           28.7%
                                             ----------                      ----------

     Total Expenses                           8,667,378       109.0%          8,438,157       93.8%            2.7%
                                             ----------                      ----------

             Operating (loss) income           (714,580)       -9.0%            553,288        6.2%         -229.2%
                                             ----------                      ----------

OTHER (EXPENSE) INCOME:
   Interest income (expense)                      6,547         0.1%            (2,488)       -0.0%         -363.1%
   Other (expense) income                      (152,353)       -1.9%             45,000        0.5%         -438.6%
                                             ----------                      ----------

              Income (loss) before provision
                for income taxes               (860,386)      -10.8%            595,800        6.6%         -244.4%
INCOME TAX BENEFIT (PROVISION)                  282,975         3.6%           (209,216)      -2.3%         -235.3%
                                             ----------                      ----------

NET (LOSS) INCOME                             ($577,411)       -7.3%           $386,584        4.3%         -249.4%
                                             ==========                      ==========

NET (LOSS) INCOME PER COMMON                  ($245.39)                         $164.29
SHARE
                                             ==========                      ==========

WEIGHTED AVERAGE COMMON SHARES
   OUTSTANDING                                    2,353                           2,353
                                             ==========                      ==========

Results From Operations for the Year Ended December 31, 1999 Compared to the Year Ended December 31, 1998

         Celltech typically enters into contracts to provide billing services at its Houston-based service bureau. Approximately 96% of Celltech's revenue result from the recurring, monthly processing and printing of telecommunications bills for its clients. The rate structure is based on a price per bill plus charges for additional services such as second telephone, pager, etc. The revenue per bill will tier downward based on the volume of bills produced. Additional sources of revenue may be earned through services such as custom programming, generation of special reports and transmission of data. Revenues for the year ended December 31, 1999 were $7,952,798 as compared to $8,991,445 in 1998. This reflects a decrease of 11.6% due primarily to the reduction in business of one customer.

         Cost of revenues primarily includes the costs associated with bill production. To manage its variable processing needs Celltech utilizes state-of-the-art Alpha/Vax processors at its data center operation, to provide data processing and data storage capability. While Cost of revenues decreased 5.8% primarily related to the reduction of revenues, Celltech incurred one-time charges associated with the migration of its core rater processing from an outsource provider to an in-house system, including a $75,000 contract termination fee, and incurred increased postage expense due to a U.S.P.S. rate increase. Celltech projects annual savings in excess of $250,000 associated with the in-house migration of its rater processing.

            Celltech incurred significant research and development charges of $422,252 in 1999 for the development of its new billing product which was $29,604, or 6.6% less than 1998 charges for research and development. These costs include those expenses incurred for contractors and consultants outside of the Company.

            Selling, general and administrative expenses increased $477,074 in 1999 from $3,658,694 in 1998 primarily as a result of on-going new production development and implementation of Celltech's Y2K compliance testing and due to a one-time charge off of $150,000 from accounts receivable and a bad debt reserve of an additional $410,072 primarily for one client (see Significant and Recent Events).

            Depreciation and amortization expense increased $27,992, to $125,422 as compared to 1998, reflecting a 28.7% increase due to an increase of $83,475 in Property and Equipment. The Property and Equipment cost increase was due primarily to the acquisition of equipment for the in-house system discussed under Cost of revenues.

            Interest Income in 1999 increased 41.8% from $15,417 in 1998 to $21,862 in 1999 due primarily to cash management strategies. Interest Expense increased from $2,844 in 1998 to $15,315 in 1999 primarily to Celltech's strategy of establishing bank lending relationships. Celltech established lending facilities in lieu of establishing lease facilities. Net Interest Income increased from ($2,488) in 1998 to $6,547 in 1999.

            Other Income in 1998 of $45,000 was a legal settlement against a former customer for an early termination claim brought by Celltech. Other Expense in 1999 was a settlement of a lawsuit brought by the minority shareholders of Celltech, filed in January 2000. The suit was settled in March 2000, resulting in a payment to the minority shareholders in the amount of $152,353.

            An Income tax provision of $209,216 in 1998 was replaced by an Income tax benefit of $282,975 in 1999 primarily due to 1999 losses.

Liquidity and Capital Resources

            Historically, Celltech has financed its activities primarily from customer revenues and use of its lease and bank credit facilities. At September 30, 2000 Celltech's cash and cash equivalents increased $324,421 from December 31, 1999 as compared to a decrease of $300,799 for the same period in 1999. This was related to the cumulative effect of Celltech completing its Y2K compliance program, the roll-out of its new WinCommand product and receipt of an Income Tax Receivable in the amount of $161,786.

            Net accounts receivable at September 30, 2000 were $564,995 which reflects a 51.2% decrease compared to September 30, 1999. The accounts receivable decrease is due in part to an increase allowance for doubtful accounts from $13,708 at December 31, 1998 to $410,072 at December 31, 1999 primarily due to a one-time reserve for one client. Inventory of forms decreased $22,400 at September 30, 2000 compared to 1999 due to implementation of an as-need basis of inventory supply. Net Property and Equipment increased $31,658 from $221,783 in 1999 to $253,441 in 2000 due primarily to the acquisition of equipment for an in-house system acquired in 1999.

            Celltech maintains two credit facility arrangements with a bank for equipment loans that are secured by the equipment, and maintains one $400,000 line-of-credit facility for a working capital line. The balance of the equipment loans is $42,978 at September 30, 2000 as compared to $135,023 at September 30, 1999. The working capital line, personally guaranteed by the principal shareholder, has a current balance of $0 at September 30, 2000.

               The financial statements attached to this proxy statement have been prepared assuming that Celltech will continue as a going concern. Celltech incurred an operating loss of $714,580 and an operating cash flow deficit of $342,927 during 1999. In addition, during 1999 Celltech was not in compliance with the financial covenants of a Promissory Note, as discussed in Note 5, for which there was no balance outstanding at December 31, 1999. Celltech has obtained a waiver through the period ended December 31, 1999 for this covenant violation. This waiver does not extend beyond December 31, 1999. Management's operating plan for 2000 indicates positive cash flow from operations. To the extent necessary, management intends to reduce its costs during 2000 to fund its obligations. These conditions raise substantial doubt about Celltech's ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Significant and Recent Events

            Throughout 1999 one of Celltech's largest clients materially decreased its operations, which substantially reduced Celltech's revenues. In May 1999 Celltech agreed to forgive $150,000 in accounts receivable from this client in exchange for a five-year contract commitment. In October 1999 this client filed for Chapter 11 bankruptcy protection from its creditors. As a result, Celltech increased its allowance for doubtful accounts by approximately $400,000 to provide for the client's outstanding accounts receivable at 12/31/99.

Subsequent Events

            On April 6, 2000 Celltech entered into a definitive merger agreement with CTIG, a leading provider of software and services for the management of telecommunications systems, to acquire 100% of the outstanding shares of Celltech stock for total consideration valued at $5,251,977. The purchase will include $262,599 in cash; the balance of $4,989,378 will be satisfied by the issuance of 1,663,126 newly registered shares of CTIG Class A common stock at an assumed value of $3.00 per share. The shares, to be issued at closing, may be adjusted by the effect of a maximum 25% ceiling and floor collar dependent on the average stock price during the twenty-day trading period prior to the closing. In no event will Celltech's shareholders receive fewer than 1,330,501 or more than 2,217,501 shares. Approximately 47% of these common shares will be held in escrow for up to three years pending the attainment of specified business goals to be accomplished by Celltech.

            Celltech was involved in a lawsuit with minority shareholders, filed in January, 2000. The suit was settled in March 2000, resulting in a payment to minority shareholders in the amount of $152,353. The settlement was reflected in the 1999 financial statements.

Year 2000

            Many computer programs have been written using two digits rather than four to define the applicable year. Any computer programs with time-sensitive software or embedded chips may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations. During 1999 and 1998, Management of the Company and their staff completed their assessment of the various computer software and hardware used in connection with the ongoing operations of the Registrant. In some cases software modifications were made. In all cases programs were tested for Y2K compliance.

            During this two year period Celltech allocated $288,619 of its operating costs to the review, modification and testing of its compliance program. Since December 31, 1999, Celltech has not experienced any adverse effects associated with the Year 2000 issues.

New Accounting Pronouncements

            In June 1998, the FASB issued SFAS No. 133, as amended by SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activity," is required to be adopted by the company on January 1, 2001. Management is currently assessing the effect of this statement on the financial disclosures of the company, however management does not expect adoption of this statement to have a material effect on the company's financial position or results of operations.

            In December 1999, the Securities and Exchange Commission (the "SEC") issued Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements ("SAB No. 101"). SAB No. 101 provides guidance on the recognition, presentation, and disclosure of revenue in financial statements filed with the SEC, and is required to be adopted in the fourth quarter of fiscal years beginning after December 15, 1999. Celltech has not yet determined the impact SAB No. 101 will have on its financial position or results of operations.

                              THE RESULTING COMPANY

            As a result of the Centillion merger, the telecommunications industry billing division of Centillion will be merged into CTIG. As a result of the Celltech merger, Celltech will be merged into CTIB, a subsidiary of CTIG. The executive management of CTIG will be comprised of members of the existing executive management of CTIG and Centillion, with Anthony Johns serving as president and chief executive officer and Harold Garrison serving as chairman of the board of CTIG. The CTIG board of directors will initially consist of seven persons (with CTIG designating three members and Centillion designating four members) and will have an executive committee (with CTIG designating one member and Centillion designating two members). See "The Resulting Company --Directors and Executive Officers."

            Management of CTIG, Centillion and Celltech are jointly reviewing the companies' operations in order to develop plans and proposals regarding the integration and combination of all functional areas of the resulting business. The goal of management of CTIG, Centillion and Celltech is to complete its transition plan prior to the consummation of the mergers, so that the plan may be implemented as soon thereafter as possible.

            CTIG and Centillion will consummate the Centillion merger (subject to stockholder approval and satisfaction or waiver of all conditions to closing in the Centillion merger agreement) even if the Celltech merger is not approved by CTIG stockholders or, if approved, is not consummated. If the Centillion merger is not consummated, the Celltech merger will not be consummated, even if approved by CTIG stockholders.

Business and Strategy

            As the global telecommunications market continues to evolve, end customers will be drawn to service providers who can offer a broad array of services and single point of contact for support. "Convergent billing" refers to the need for telecom firms to integrate the many different service inputs (voice, data, wireless, Internet service provider, xDSL, VolP) arising from the combination of customer demand, technology evolution, increasing competition and market deregulation. Whether established incumbents or new market entrants, telecommunications providers must have systems that allow all services to be combined on a single bill. Furthermore, these providers will require customer management systems that enable increasingly complex customer relationships to be managed through a unified, user-friendly interface into the customer database. CTIG intends to pursue such a convergent billing strategy after the mergers, leveraging its experience in front-end call tracking and accounting, with Centillion's expertise in billing analysis. Additionally, Celltech's expertise in the area of billing services for wireless communications will further enable CTIG to pursue a convergent billing strategy. Additionally, the funds provided by Centillion will enable CTIG to repair its working capital deficit, thereby increasing the marketing, product development and support efforts behind its core billing products and services.

Directors and Executive Officers

            Currently, CTIG has a compensation committee, but no audit or nominating committee. The purpose of the compensation committee is to determine the compensation of directors and executive officers of CTIG. This committee is currently comprised of Anthony P. Johns, Rupert D. Armitage and Francis O. Hunnewell. Members of the compensation committee following the mergers have not yet been determined.

            In fiscal year 1999, the CTIG board of directors held four meetings, and the compensation committee held one meeting. No director failed to attend fewer than 75% of either the four full board meetings or the compensation meeting. There are no material proceedings to which any director, officer, affiliate of CTIG or five percent holder of CTIG common stock is a party adverse to CTIG or has a material interest adverse to CTIG.

            After the Centillion merger, and as provided for in the Centillion merger agreement and CTIG's proposed amended certificate of incorporation, the CTIG board of directors will be divided into three classes. Class I and Class II will initially consist of two directors each, whose initial terms will be one year and two years, respectively. Both Class

I directors and Class II directors will initially be designated by Centillion. Class III will initially consist of three directors, each of whose initial term will be three years, and initially will be designated by CTIG. After the initial terms all directors in each class will serve for three year terms. The board of directors will also have an executive committee, of which one member will be designated by CTIG and two members will be designated by Centillion.

            In the event of vacancies during the first three years following the Centillion merger, Class I and Class II directors will designate a director to occupy any vacancy, while Class III directors will designate a director to occupy any vacancy to a Class III director position.

            For the initial board, Centillion will designate: Harold D. Garrison, (who will serve as chairman of the board of CTIG and an Executive Committee member) and Salah N. Osseiran as the Class I directors; and Michael H. Leeds, who will serve as vice chairman and an executive committee member, and Thomas W. Grein as the Class II directors. CTIG will appoint Anthony P. Johns, who will also serve as president and chief executive officer, Rupert D. Armitage, who will also serve as an executive committee member, and Graham Bevington as the Class III directors. Neither the Celltech merger nor the Celltech merger agreement will have any effect on CTIG's board of directors.

            The following table sets forth information regarding individuals who will be either directors, officers or significant employees of the resulting company following the mergers.

Name and Age                                            Occupation During Past Five (5) Years
------------                                            -------------------------------------
Anthony P. Johns (51)             Mr. Johns, a citizen of the United Kingdom, has served as chairman of the board of
President, Chief Executive        CTIG since October, 1996, and president, chief executive officer and director of
Officer and Director              CTIG since March, 1990.  He was chairman of the board of directors of Britannic
                                  Group Holdings Ltd., Britannic Telecom Company Ltd. and Britannic Telecare Ltd.
                                  from December, 1989 to May, 1995.

Rupert D. Armitage (52)           Mr. Armitage, a citizen of the United Kingdom, has been a director of CTIG since
Director                          November, 1995. He is a founding member, chairman and managing director of three software-related companies  in the United Kingdom: Ambit Research Ltd. formed in 1987; Information from Data Ltd. formed in 1993; and Personal and Corporate
                                  Training Systems Ltd. formed in 1995.

Graham Bevington (40)             Mr. Bevington, a citizen of the United Kingdom, has been a director of CTIG since
Director                          July, 1999.  He is presently the managing director of Mitel Telecommunications Ltd.
                                  (EMEAAP), a business telecommunications company. He has served as managing director of
                                  DeTeWe Ltd., a telecommunications distributor based in the United Kingdom, since 1997, and had been a director of that company since 1992.

Michael H. Leeds (54)             Mr. Leeds has served as a member of the executive committee of the board of
Director and Vice Chairman        directors of Centillion since 1987.  He is the managing partner of the Boca Raton,
                                  Florida office of the law firm of Blank Rome Comisky & McCauley LLP, which is a legal advisor to Centillion.

Salah N. Osseiran (45)            Mr. Osseiran, a Lebanese citizen, has been a director of Centillion since 1987.  He
Director                          is the President and CEO of Business Projects Company (BPC), a Lebanese company located in Beirut. BPC owns a bottled water company operating in Lebanon and interests in the other business activities in Lebanon which include a department store, a supermarket, an investment bank and a commercial bank, a satellite television station and FM radio station, a hotel and an electronics manufacturing company, as well as a polystyrene manufacturing company in the United Arab Emirates.


Thomas W. Grein (48)              Mr. Grein has served as a director of Centillion since October, 1999, and is currently
Director                          vice president and treasurer of Eli Lilly and Company.  He has served as director of investor relations from 1994 to 1997, assistant treasurer and executive director of investor relations from 1997 to 1998 and executive director of finance from 1998 to
                                  2000. Mr. Grein is also a member of the board of directors of the Walther Cancer Foundation.

Harold D. Garrison (51)           Mr. Garrison has served as chairman of Centillion since 1988.  He is also serving as
Chairman of the Board             the chairman and chief executive officer of Mansur Group since 1982 and served as
of Directors                      chairman of XILA Communications, Inc. from 1983 to 1999.  Mr. Garrison currently serves as a chairman of XILA Communications, LLC and e.Nova, LLC.

Mary Ann Davis (61)               Ms. Davis has been corporate secretary of CTIG since May 1989.  Prior to that, Ms.
Corporate Secretary               Davis was an Administrative Assistant to a Judge of the Common Pleas Court of
                                  Montgomery County, Pennsylvania.

Executive Compensation

            The following table sets forth the compensation paid or accrued for our highest paid officer and our subsidiaries. We had only one officer for the year ended March 31, 2000 who received in excess of $100,000.

                                              Annual Compensation
                                  ---------------------------------------
Name and Principal                                                                Other Annual
    Position                                  Salary                Bonus         Compensation
---------------------------                   ------                -----         -------------
Anthony P. Johns, President       2000       $175,000                 --           $32,434 (1)
and Chief Executive Officer       1999       $175,000                 --           $32,762 (1)
                                  1998       $175,000                 --           $32,651 (1)

(1) Includes an $11,100 annual automobile allowance, $15,600 of living expense payments and automobile, life and medical insurance premiums paid by CTIG.

            On April 1, 1998, CTIG entered into an employment agreement with Anthony P. Johns. Pursuant to this agreement, Mr. Johns is employed as president and chief executive officer of CTIG for a three-year term at an annual base salary of $175,000. Should CTIG regain its listing on NASDAQ, Mr. Johns' salary would be increased to $200,000 for the remaining term of the employment agreement. In addition to the annual base salary, Mr. Johns is entitled to receive as additional compensation in the form of an annual bonus, an amount equal to five percent (5%) of our pretax profit. CTIG has also agreed to:

              (i)    provide Mr. Johns with a monthly automobile allowance,

             (ii) an accommodation allowance in recognition of his need to maintain a residence both here and in the United Kingdom, and

            (iii) pay the premiums on life insurance and health insurance policies for the benefit of Mr. Johns.


            Mr. Johns is also reimbursed by the Company for all expenses reasonably incurred by him in the performance of his duties. Upon consummation of the Centillion merger, Mr. Johns and CTIG will enter a new employment agreement that will replace the current agreement. Mr. Johns' proposed employment agreement (to become effective upon consummation of the Centillion merger) and options granted to him in lieu of his 5% profit share arrangement in his current employment agreement are described on Page 39 of this proxy statement.

Director Compensation

            Our current practice is that the members of the board of directors who are not our employees, are paid fees of $1,000 per quarter and $500 per board of director meeting attended, plus reasonable travel expenses. The chairman of the board, if not our employee, receives an additional $2,000 per year as compensation for his duties as chairman. Mr. Armitage receives an additional $1,000 per board meeting attended due to the two additional days needed for travel to and from the United Kingdom pursuant to an agreement upon his election to the board in November 1995. During the fiscal year ended March 31, 2000, Messrs. Armitage, Hunnewell, Rohn and Bevington earned fees for their services on the board of directors of approximately $10,000, $6,000, $6,000 and $5,000, respectively, plus expenses. In addition, in fiscal year 1999, Mr. Armitage earned fees of approximately $23,000 for consulting and advisory services rendered to CTI Data Solutions Ltd. These services were to assist the new managing director of CTI Data Solutions Ltd. The fees were earned over the course of the year and were determined by CTIG management to be the fair market value of the services rendered by Mr. Armitage. During the fiscal year ended March 31, 2000, Mr. Bevington received 30,000 stock options pursuant to the stock option and restricted stock plan upon his appointment to the board of directors, and Mr. Hunnewell received 10,000 shares of CTIG in recognition of advisory services that he provided to CTIG in connection with the Centillion merger.

            After the mergers, the compensation paid to the board of directors will be as follows: non-employee board members will receive:

            o $5,000, plus reasonable expenses for attendance at annual meetings,
            o $3,000 plus reasonable expenses for attendance at quarterly meetings,
            o $1,500, plus reasonable expenses for attendance at special meetings, and
            o $2,500 plus reasonable expenses for attendance at executive committee meetings.

            In addition, the chairman of the board will receive $5,000 per month plus reasonable expenses and the vice-chairman will receive $4,000 per month plus reasonable expenses.

            After the mergers, it is contemplated that some non-employee individuals will also receive options to purchase shares of Class A common stock in accordance with the following:

            o the chairman of the board will receive options to purchase 20,000 shares of Class A common stock per year;
            o the vice-chairman of the board will receive options to purchase 15,000 shares of Class A common stock per year,
            o each executive committee member will receive options to purchase 10,000 shares of Class A common stock per year, and
            o each board member will receive options to purchase 10,000 shares of Class A common stock per year.

            If any individual serves in more than one of the above capacities he or she will receive options for each position, and these options will be cumulative.

            The following table sets forth option and stock appreciation rights, exercises in last fiscal year and year end values for all employees who are required to disclose such options and rights.

              AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                    Number of Securities           Value of Unexercised
       Name            Shares Acquired      Value Received         Underlying Unexercised               in-the-Money
                       on Exercise (#)            ($)                 Options/SARS at                 Options/SARS at
                                                                          FY-End (#)                     FY-End ($)
                                                                         Exercisable/                   Exercisable/
                                                                         Unexercisable                  Unexercisable
------------------------------------------------------------------------------------------------------------------------
Anthony P. Johns,          50,000            $140,000(1)                  0 /300,000                  $0.00/$498,000(2)
President and Chief
Executive Officer

(1) Options were granted at an exercise price of $.20 per share. As of December 13, 1999, the date of exercise of the options, the market value of CTIG's stock was $3.00 per share.

(2) Options were granted at an exercise price of $1.09 per share. As of March 31, 2000, the market value of CTIG's stock was $2.75 per share. In October 2000, 200,000 of the unexercised options were cancelled.


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

       Name              Number of Securities        Percent of Total        Exercise or      Expiration
                        Underlying Unexercised         Options/SARS          Base Price          Date
                             Options/SARS               Granted to
                               Granted                 Employees in
                                                        Fiscal Year
-----------------------------------------------------------------------------------------------------------
Anthony P. Johns,             300,000(1)                     57%                $1.09       November 3, 2009
President and Chief
Executive Officer

(1) In October 2000, 200,000 of the unexercised options were cancelled.

                          SECURITY OWNERSHIP OF CERTAIN
                    BENEFICIAL OWNERS AND MANAGEMENT OF CTIG

               The following table sets forth current and pro forma information as to the number of shares of CTIG common stock that is, or will be beneficially owned by:

               (i) each person currently known by us or expected to be the beneficial owner of more than 5% of any of our voting securities after the Centillion merger and the Celltech merger,
               (ii) each person who will be a director after the Centillion merger and the Celltech merger,
               (iii) our chief executive officer and the other highly compensated executive officers, and
               (iv) our executive officers and directors as a group assuming the mergers had been consummated on March 31, 2000.

Except as indicated by the notes to the following table (a) the holders listed below will have sole voting power and investment power over the shares beneficially held by them and (b) the beneficial ownership is direct, as determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934.


                                                                                      Pro Forma
                                        Beneficial Ownership                     Beneficial Ownership
                                       Prior to Both Mergers                  After the Centillion Merger
                                      ------------------------                ---------------------------
                                        Common                      Class A                           Class B
Name and Address of                     Stock          Percent       Shares            Percent        Shares         Percent
-------------------                   ---------        -------      --------           -------       ---------       -------
Beneficial Owner
----------------
Anthony P. Johns                      1,963,456(1)      24.8        1,963,456(1)         9.3                 0           0
c/o CTI Group (Holdings) Inc.
2550 Eisenhower Avenue
Norristown, PA 19403

Rupert D. Armitage                      396,219(2)       5.0         396,219(2)          1.9                 0           0
c/o Ambit Research
100 New Kings Road
London SW64LX United
Kingdom

Graham Bevington                         32,938(3)       0.4          32,938(3)          0.2                 0           0
c/o Mitel Telecom Ltd.
Portskewett, Monmouthshire
NP 26 5YR United Kingdom

Harold D. Garrison                            0            0         976,263(4)(5)       4.6           208,041(6)      7.3
c/o Centillion Data Systems, Inc.
333 North Alabama Street
Suite 240
Indianapolis, IN 46204

Salah N. Osseiran                             0            0      11,127,414(4)(7)      52.5         2,371,244(8)     83.7
c/o Centillion Data Systems, Inc.
333 North Alabama Street
Suite 240
Indianapolis, IN 46204

Michael H. Leeds                              0            0               0               0                 0           0
c/o Centillion Data Systems, Inc.
333 North Alabama Street
Suite 240
Indianapolis, IN 46204

Thomas W. Grein                               0            0               0               0                0            0
c/o Centillion Data Systems, Inc.
333 North Alabama Street
Suite 240
Indianapolis, IN 46204

David A. Warren                               0            0               0               0                 0           0
Celltech Information Systems,
Inc.
15425 I45 North, Suite 200
Houston, TX 77090

All directors and executive           2,446,223         31.0      14,549,900            68.6         2,579,284        91.0
officers as a group
 (9 individuals (10))

[RESTUB TABLE]

                                                           Pro Forma
                                                       Beneficial Ownership
                                                       After the Centillion
                                                       and Celltech Mergers
                                                      ----------------------
                                           Class A                     Class B
Name and Address of                        Shares          Percent      Shares         Percent
-------------------                      ----------        -------     -------         -------
Beneficial Owner
----------------
Anthony P. Johns                          1,963,456(1)        8.4            0             0
c/o CTI Group (Holdings) Inc.
2550 Eisenhower Avenue
Norristown, PA 19403

Rupert D. Armitage                          396,219(2)        1.7            0             0
c/o Ambit Research
100 New Kings Road
London SW64LX United
Kingdom

Graham Bevington                             32,938(3)        0.1            0             0
c/o Mitel Telecom Ltd.
Portskewett, Monmouthshire
NP 26 5YR United Kingdom

Harold D. Garrison                          976,263(4)(5)     4.2      208,041(6)        7.3
c/o Centillion Data Systems, Inc.
333 North Alabama Street
Suite 240
Indianapolis, IN 46204

Salah N. Osseiran                        11,127,414(4)(7)    47.5    2,371,244(8)       83.7
c/o Centillion Data Systems, Inc.
333 North Alabama Street
Suite 240
Indianapolis, IN 46204

Michael H. Leeds                                  0             0            0             0
c/o Centillion Data Systems, Inc.
333 North Alabama Street
Suite 240
Indianapolis, IN 46204

Thomas W. Grein                                   0             0            0             0
c/o Centillion Data Systems, Inc.
333 North Alabama Street
Suite 240
Indianapolis, IN 46204

David A. Warren                           1,884,876(9)        8.1            0             0
Celltech Information Systems,
Inc.
15425 I45 North, Suite 200
Houston, TX 77090

All directors and executive              16,434,776          70.0    2,579,284          91.0
officers as a group
 (9 individuals (10))


Notes to pro forma security ownership of some of our beneficial owners and management:

(1)   Includes options to purchase 100,000 shares of common stock of CTIG.

(2) Includes options to purchase 30,000 shares of common stock of CTIG, all of which will vest and become immediately exercisable upon consummation of the Centillion merger.

(3) Includes options to purchase 15,000 shares of common stock of CTIG, all of which will vest and become immediately exercisable upon consummation of the Centillion merger.

(4) Assumes the release of all escrowed stock pursuant to the Centillion merger agreement.

(5) Includes 444,686 shares which will be owned by Sunset LLC, of which Mr. Garrison is the Managing Member, and 289,656 shares which will be owned by XCI Holdings, Inc., of which Mr. Garrison is Chairman and Chief Executive Officer.

(6) Includes 94,762 shares which will be owned by Sunset LLC, of which Mr. Garrison is the Managing Member, and 61,725 shares which will be owned by XCI Holdings, Inc., of which Mr. Garrison is Chairman and Chief
      Executive Officer.

(7) Includes 9,919,798 shares which will be owned by Hawazen, BVI of which Mr. Osseiran the sole shareholder and 1,207,615 shares which will be owned by Fairford Holdings, Ltd., of which Mr. Osseiran is also the sole shareholder.

(8) Includes 2,113,902 shares which will be owned by Hawazen, BVI of which Mr. Osseiran is the sole shareholder and 257,342 shares which will be owned by Fairford Holdings, Ltd., of which Mr. Osseiran is also the sole shareholder.

(9) Assumes that the maximum number of shares of Class A common stock authorized under the Celltech merger agreement will be issued, and that all stock placed into escrow pursuant to the Celltech merger agreement will be released.

(10) If the Centillion merger is consummated, but the Celltech merger is not consummated, David A. Warren will not serve as an executive officer of CTIG, and would not be counted for purposes of this table.

Certain Relationships and Related Transactions

         In fiscal year 1999, Rupert Armitage, a director of CTIG, provided consulting and advisory services to CTI Data Solutions, Ltd., the U.K. subsidiary of CTIG. For services rendered, Mr. Armitage earned fees of approximately $23,000, which was determined by CTIG management to be the fair market value of services rendered. During the fiscal year ended March 31, 2000, Mr. Bevington received 30,000 stock options pursuant to the stock option and restricted stock plan upon his appointment to the board of directors, and Mr. Hunnewell received 10,000 shares of CTIG in recognition of advisory services that he provided to CTIG in connection with the Centillion merger.

         Also, as part of the Centillion merger, Anthony Johns, Chairman and Chief Executive Officer of CTIG, will receive an employment agreement that entitles him to a base salary of $250,000 per year for a period of three years, as well as additional compensation and benefits. Mr. Johns has also been granted 300,000 options at an exercise price of $1.09 each (200,000 of which Mr. Johns subsequently agreed to have cancelled). The remaining 100,000 options vested and became exercisable in November 2000. These options were issued to compensate Mr. Johns for his forfeiture of funds under a profit-sharing agreement with CTIG. For more information regarding Mr. Johns' employment agreement and stock options, please see "Proposal I - Interests of Certain Persons in the Centillion Merger - Employment Agreement -

Anthony P. Johns." In addition, a number of CTIG officers and directors also have options to purchase an aggregate of 200,000 shares of CTIG common stock which will accelerate and vest as a result of the Centillion merger.

         Centillion is currently leasing 38,758 square feet of office space at 333 North Alabama Street, Indianapolis, Indiana at a cost of $16.27 per rentable square foot. The landlord is an affiliate of Harold Garrison and Salah Osseiran, both of whom are Centillion stockholders who will become stockholders of CTIG after the Centillion merger. In Centillion's opinion, the terms of the lease are at least as favorable as terms available from a non-affiliated landlord.

         In an agreement dated as of September 13, 2000, and amended as of October 26, 2000, Centillion loaned to CTI Data Solutions Inc., a subsidiary of CTIG, $550,000 in cash. Interest accrues on the outstanding balance at a rate of 10% per annum. Principal and interest are payable at the earlier of the following: upon demand at the consummation of the Centillion merger or, if no demand is made, September 12, 2001. The loan is secured by the trade receivables of CTI Data Solutions Inc. and CTI Data Solutions Ltd.

         If the loan is repaid at the consummation of the Centillion merger, it will be accomplished by reducing the amount of cash required to be reflected on Centillion's balance sheet (pursuant to the Centillion merger agreement) by the amount of principal and accrued interest outstanding on the loan.

         The proceeds of the loan will be applied by CTIG toward its working capital.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires CTIG's directors and some of its officers and persons who own more than 10% of CTIG Common Stock (collectively, "Insiders"), to file reports of ownership and changes in their ownership of CTIG Common Stock with the SEC. Insiders are required by SEC regulations to furnish CTIG with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, CTIG believes that its Insiders complied with all applicable Section 16(a) filing requirements for fiscal 2000, with the exception of Messrs. Rohn, Bevington, Hunnewell and Ms. Davis, each of whom filed a late Form 4 reporting one transaction per person. Each of the above Forms 4 was due on January 10, 2000, and all were filed with the SEC on March 9, 2000.

                        DESCRIPTION OF CTIG COMMON STOCK

         THE FOLLOWING IS A SUMMARY DESCRIPTION OF THE MATERIAL ASPECTS OF THE CAPITAL STOCK OF CTIG AND IS QUALIFIED IN ITS ENTIRETY BY THE COMPLETE TEXT OF CTIG's AMENDED CERTIFICATE OF INCORPORATION, AMENDED AND RESTATED BYLAWS WHICH ARE INCORPORATED HEREIN BY REFERENCE AND ARE ATTACHED TO THIS PROXY STATEMENT AS ANNEXES B AND C, RESPECTIVELY.

CTIG Common Stock

Our authorized capital stock currently consists of 50,000,000 shares of common stock, par value $.01 per share. Upon completion of the mergers, 47,166,666 shares shall be designated Class A common stock, and 2,833,334 shares shall be designated Class B common stock. Based upon the number of shares of our common stock and Centillion common stock outstanding as of January 11, 2001, it is anticipated that 21,197,093 shares of Class A common stock and 2,833,334 shares of Class B common stock will be issued and outstanding immediately after the completion of the Centillion merger, and 23,414,594 shares of Class A common stock, and 2,833,334 shares of Class B common stock will be issued and outstanding immediately after the Celltech merger, assuming that the maximum number of shares of CTIG common stock are issued under the Celltech merger agreement. All of the above figures assume the exercise of all CTIG options currently outstanding which will vest upon the closing of the Centillion merger.

Voting

         Except with respect to the election of directors occurring prior to July 1, 2003, as described below, each share of Class A common stock and Class B common stock entitles the holder to one vote on matters submitted to a vote of the stockholders. Under the proposed amended certificate of incorporation, the board of directors will be classified into three classes consisting of two, two and three directors, respectively. The holders of common stock will not be entitled to cumulate votes for the election of directors.

         Assuming the adoption of the amended certificate of incorporation set forth in Proposal III, and the filing of the certificate of merger with the Delaware Secretary of State, the existing board of directors shall be reclassified. The board of directors shall be divided into three classes, which shall be as nearly equal in number as possible. After their initial terms, directors of each class shall serve for a term of three years, and until their successors shall have been elected and qualified. Each director of the reclassified board of directors shall be placed in one of the three classes, and the initial term of office of each such class shall expire (except in the event of his earlier resignation or removal) at the annual stockholders' meeting taking place in the year set forth opposite such director's name (or, if later, upon the election and qualification of his successor), as follows:

                Name                           Class            Term Expires

         Harold Garrison                         I                  2001
         Salah Osseiran

         Michael Leeds                           II                 2002
         Thomas Grein

         Graham Bevington                        III                2003
         Rupert Armitage
         Anthony Johns

         For any meeting of stockholders held prior to July 1, 2003, the holders of Class B common stock, voting together as a single class, shall have the right to elect the Class I directors. For any meeting of stockholders held prior to July 1, 2003, the holders of Class B common stock, voting together as a single class, shall have the right to elect the

Class II directors. For any meeting of stockholders held prior to July 1, 2003, any vacancies with respect to Class I or Class II directors shall be filled by the remaining Class I and Class II directors voting as a group, or with respect to a Class III director by the remaining Class III directors.

         If, prior to July 1, 2003, there is any increase or decrease in the number of directors, such directors shall be assigned as Class I, II or III so that the holders of Class B common stock, voting togther as a single class, maintain a majority of the board of directors.

Conversion of Class B Common Stock

         For a description of the provisions in the proposed amendments to the certificate of incorporation regarding conversion of shares of Class B common stock into Class A common stock, see "The Centillion Merger Agreement -- Conversion and Issuance of Shares."

Dividends

         The board of directors may declare and pay dividends on the Class A common stock and the Class B common stock, in equal or unequal amounts (including declaring and paying dividends on one class of shares while not declaring or paying dividends, or paying a different dividend on the other classes of shares. However, whenever a dividend is paid to the holders of the Class B common stock, CTIG will also pay to the holders of Class A common stock a dividend per share equal to or greater than the dividend per share paid to the holders of Class B common stock unless a different dividend amount (or no dividend) has been authorized by a two-thirds majority of the board of directors.

Prohibited Business Transactions

         As a corporation organized under the laws of the State of Delaware, CTIG is subject to Section 203 of the DGCL, which restricts some types of business combinations between CTIG and an "interested stockholder," in general, a stockholder owning 15% or more of the outstanding voting stock of CTIG, or such stockholder's affiliates or associates for a period of three years following the date on which the stockholder becomes an "interested stockholder." The restrictions do not apply if:

         (i) prior to an interested stockholder becoming an interested stockholder, the board approves either the business combination or the transaction by which the person became an interested stockholder;

         (ii) upon consummation of the transaction, the interested stockholder owns at least 85% of the voting stock outstanding at the time the transaction commenced, excluding shares owned by certain employee stock plans and persons who are both directors and officers, or

         (iii) at or subsequent to the time an interested stockholder becomes an interested stockholder, the business combination is both approved by the board of directors and authorized at an annual or special meeting of our stockholders by the affirmative vote of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

Registrar and Transfer Agent

         The registrar and transfer agent of CTIG will be American Stock
Transfer.

                        CTIG MARKET PRICES AND DIVIDENDS

         Our common stock is listed on the OTC Bulletin Board. The table below sets forth, for the fiscal quarters indicated, the reported high and low sales prices of our common stock as reported by the OTCBB, based on published financial sources. These quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission, and may not represent actual transactions. Our fiscal year ends on March 31 of each year. Centillion and Celltech are both privately-held corporations, and therefore no stock quotations are available.

                                                             CTIG
                                                         Common Stock

                                                      High           Low
                                                     -----          -----
Fiscal Year ended 2001
  4th Quarter (through January 11, 2001)             $0.75          $0.69
  3rd Quarter                                         1.94           0.66
  2nd Quarter                                         2.31           1.56
  1st Quarter                                         3.44           1.38
Fiscal Year ended 2000
  4th Quarter                                         5.75           1.91
  3rd Quarter                                         4.88           0.45
  2nd Quarter                                         0.75           0.31
  1st Quarter                                         0.56           0.35
Fiscal Year Ended 1999
   4th Quarter                                        0.69           0.12
   3rd Quarter                                        0.15           0.10
   2nd Quarter                                        0.33           0.27
   1st Quarter                                        0.31           0.22


         On February 2, 2000, the last trading date prior to the date on which CTIG and Centillion publicly announced the signing of the Centillion merger agreement, the high and low sales prices on the OTCBB were $4.6875 and $4.00 per share, respectively, for our common stock.

         On April 5, 2000, the last trading date prior to the date on which CTIG and Celltech publicly announced the signing of the Celltech merger agreement, the high and low sales prices on the OTCBB were $2.6875 and $2.34375 per share, respectively, for our common stock.

         On October 26, 2000, the last trading on the date in which the fourth amendment to the Centillion merger agreement was signed, the high and low prices of the OTCBB were $1.625 and $1.4375 per share, respectively, for our common stock.

         We have not paid any dividends in the past two fiscal years.

         OUR STOCKHOLDERS ARE URGED TO OBTAIN CURRENT MARKET QUOTATIONS FOR OUR COMMON STOCK.

                                  PROPOSAL III

                        APPROVAL OF AMENDMENTS TO CTIG's
                          CERTIFICATE OF INCORPORATION

         The Centillion merger agreement requires amendments to our certificate of incorporation. By unanimously approving the Centillion merger and the Centillion merger agreement at a board meeting held on February 3, 2000, the board of directors also unanimously authorized an amendment to our certificate of incorporation. The board of directors determined that such an amendment is advisable and directed that the proposed amendment be considered by our stockholders at the special meeting.

         The full text of the proposed amendments to the certificate of incorporation is set out in Annex B, and will have the following effects:

         o restructure the board of directors to provide for a larger classified board with representatives of Centillion and CTIG, and designate the initial CTIG board of directors after the Centillion merger,

         o redesignate 47,166,666 shares of the currently authorized common stock of CTIG as Class A common stock, and describe the voting, dividend and other rights of Class A stockholders,

         o redesignate 2,833,334 shares of currently authorized common stock as Class B common stock which will be issued to Centillion stockholders, and describe the voting, dividend, and conversion rights of Class B stockholders.


         Holders of common stock should note that the approval of the amendments to the certificate of incorporation will have the practical result of electing a new board of directors. The members of this board of directors have been predetermined in accordance with the Centillion merger agreement.

Purposes and Effects of the Amendment

         The following is a summary of the material terms of the proposed amendments to the certificate of incorporation, a copy of which is attached as Annex B to this proxy statement, and is incorporated herein by reference. This summary is qualified in its entirety by reference to the proposed amendments. Our stockholders are urged to read the proposed amendments in their entirety for a more complete description of their terms and conditions.

Restructure of the Board of Directors

         CTIG's current certificate of incorporation provides for a board of five directors, of a single class, each elected for a one year term. Under the Centillion merger agreement, our board of directors is to increase from five to seven members at the effective time, and CTIG has the right to designate three of the members for three years after the Centillion merger. To accomplish this, the proposed amendments to the certificate of incorporation increase the board to seven members and divide it into three classes. Class I directors have an initial term of one year, Class II directors have an initial term of two years and Class III directors have an initial term of three years. After the respective initial terms, each class of directors will serve for a three year term. There are two directors in each of Class I and Class II, and three directors in Class III. The initial Class I and Class II directors have been designated by Centillion and the initial Class III directors have been designated by CTIG. All of the initial directors are named in the proposed amendments to the certificate of incorporation, and information about each of them is set forth in "The Resulting Company -- Directors and Executive Officers."

         Except with respect to elections of directors prior to July 1, 2003, the holders of Class A common stock and Class B common stock shall each be entitled to one vote for each share of stock of either class owned for the election of directors of each class. For any meeting of stockholders held prior to July 1, 2003 the holders of Class B common stock shall have the right to elect the Class I and Class II directors. Prior to July 1, 2003, any vacancies with respect to Class I or Class II directors are to be filled by the remaining Class I and Class II directors voting as a group, and any vacancies with respect to Class III directors are to be filled by the remaining Class III directors. Any director appointed to fill a vacancy will serve until the end of the term of the director's class. This structure will assure that the three directors designated initially by CTIG as Class III directors prior to the Centillion merger (or their proper successors) will serve for at least a three year term.

         Pursuant to the Centillion merger agreement, the amendments to the certificate of incorporation require the board of directors to establish a three member executive committee to be composed of one Class III director (initially, Rupert Armitage), and one director from each of Class I and Class II (initially, Michael Leeds and Harold Garrison). In addition to its other powers to act for the full board between meetings, all decisions with respect to the Tracking LLC are to be made by the executive committee. All decisions with respect to this limited liability company will be made by the majority vote of the members of the executive committee present at a meeting at which a quorum is present. A majority of the total number of members of the executive committee will constitute a quorum. The executive committee will have the same fiduciary duties to all CTIG stockholders that the full board has, and will have no separate duty solely to the holders of Class B common stock.

Initial Board of Directors After Merger

         The amendment of the certificate of incorporation includes the designation of the new board of directors of CTIG. This board will consist of:
Harold D. Garrison, who will serve as chairman of the board of CTIG and an executive committee member, and Salah Osseiran as Class I directors, and Michael
H. Leeds, who will serve as vice chairman and an executive committee member, and Thomas W. Grein as the Class II directors. CTIG will appoint Anthony P. Johns, who will also serve as president and chief executive officer, Rupert D. Armitage, who will also serve as an executive committee member, and Graham Bevington as Class III directors. Biographical information on these individuals may be found in "The Resulting Company -- Directors and Executive Officers."

Redesignation of Existing Common Stock as Class A Common Stock and Class B Common Stock

         Our current certificate of incorporation authorizes 50,000,000 shares of a single class of common stock. In order to create the Class B common stock required by the merger agreement (see "The Centillion Merger Agreement -- Conversion and Issuance of Shares"), the proposed amendments redesignate the current common stock as 47,166,666 shares of Class A common stock, par value $0.01 per share, and 2,833,334 shares of Class B common stock, par value $0.01 per share. Except as specifically set forth in the amended certificate, each share of Class A and Class B common stock have identical rights. The Class B common stock may only be issued:

         (a) pursuant to the merger agreement,

         (b) in a stock split or after subdivision of outstanding shares of Class B common stock, or

         (c) as a stock dividend or share distribution with respect to shares of Class B common stock.

Voting Rights

         Except with respect to any election of directors prior to July 1, 2003, as described above, the holders of shares of Class A common stock and Class B common stock will have one vote for each share held and shall vote as a single class with no separate votes or consents required for any matter.

Dividends

         The board of directors may declare and pay dividends on the Class A common stock and the Class B common stock, in equal or unequal amounts (including declaring and paying dividends on one class while not declaring or paying a dividend, or paying a different dividend, on the other class of shares). However, whenever a dividend is paid to the holders of the Class B common stock, we will also pay to the holders of Class A common stock a dividend per share equal to or greater than the dividend per share paid to the holders of Class B common stock unless a different dividend amount (or no dividend) has been authorized by a two-thirds majority of the board of directors.

Liquidation

         In the event of a liquidation, dissolution or winding up of CTIG, whether voluntary or involuntary, after payment or provision for payment of its debts and other liabilities, the holders of the shares of Class A common stock and the holders of the shares of Class B common stock will be entitled to their respective share of the remaining assets after payment of all applicable liabilities. The respective share of the assets distributed to the holders of Class B common stock will be based on the relative fair market value of the net assets of the wholly-owned limited liability company which will hold the patent claims to the total assets at the time of the liquidation. The respective share of the assets distributed to the holders of Class A common stock will be based on the relative fair market value of CTIG's assets without regard to the net assets of the limited liability company to the total assets of CTIG at the time of the liquidation. Neither the consolidation or merger of CTIG with or into any other corporation or corporations nor the sale, transfer or lease of all or substantially all of CTIG's assets shall itself be deemed to be a liquidation, dissolution or winding up of CTIG. The holders of the Class B common stock shall have no rights to the specific assets owned by the limited liability company at the time of liquidation, dissolution or winding up of CTIG.

Conversion of Class B Common Stock

         For a summary of the provisions in the proposed amendments to the certificate of incorporation regarding conversion of shares of Class B common stock into Class A common stock, see "The Centillion Merger Agreement -- Conversion and Issuance of Shares."

Further Amendments to Certificate of Incorporation

         In order to protect the rights of our current stockholders for the initial three years after the effective time, the proposed amendments to the certificate of incorporation provide that until July 1, 2003, except for amendments as a result of acquisitions or raising capital, further amendments will require, prior to submission to the stockholders, the affirmative vote of a majority of the board of directors, which vote must contain the affirmative vote of at least one Class III director.

Effective Date of Proposed Amendment

         If the amendment to the certificate of incorporation is adopted by the required vote of our stockholders, such amendment will become effective at the effective time of the Centillion merger, pursuant to the filing by us of a certificate of amendment to the certificate of incorporation with the secretary of the State of Delaware.

Vote Required for Approval

         The proposal to approve the amendment to the certificate of incorporation as described above requires the affirmative vote of a majority of our outstanding shares for its approval. Abstentions may be specified on the proxy and will be considered present at the special meeting, but will not be counted as affirmative votes. Abstentions, therefore, will have the practical effect of voting against the proposal because the affirmative vote of a majority of our outstanding shares is required to approve the proposal.

         The board of directors unanimously recommends a vote FOR the proposed amendment.

                                   PROPOSAL IV

            PROPOSAL TO AMEND STOCK OPTION AND RESTRICTED STOCK PLAN

Purposes and Effects of the Amendment

         Prior to the special meeting, the board of directors will adopt and approve the amendment to our stock option and restricted stock plan and reserve an additional 2,000,000 shares of Class A common stock for stock options and other stock awards to employees and officers of CTIG and its subsidiaries and other eligible participants after the mergers. There are currently 600,000 option shares authorized under the plan, of which 390,000 have been issued and 250,000 of which remain unexercised. If this amendment is adopted, there will be an additional 2,000,000 options authorized. The principal purpose of the plan is to provide incentives for our officers, employees and consultants and those of our subsidiaries through the granting of options and restricted stock, thereby stimulating their personal and active interest in our development and financial success, and inducing them to remain in our company's employ. In addition to awards made to officers, directors, employees or consultants, the plan will continue to permit the granting of stock options to our non-employee directors.

Benefits Under the Plan

         If this proposal to amend the stock option and restricted stock plan is approved, along with the mergers, CTIG management intends to grant some of the additional authorized options to some non-employee individuals in accordance with the following:

         o the chairman of the board will receive 20,000 options per year;
         o the vice-chairman of the board will receive 15,000 options per year;
         o each executive committee member will receive 10,000 options per year; and
         o each board member will receive 10,000 options per year.

         If any individual serves in more than one of the above capacities he or she will receive options for each position, and such shares shall be cumulative.

         Assuming both the Centillion and Celltech mergers are consummated, approximately 11 CTIG directors and/or executive officers and 180 CTIG employees will be eligible to participate in the CTIG stock option plan. Assuming only the Centillion merger is consummated, approximately 10 CTIG directors and/or executive officers and 120 CTIG employees will be eligible to participate in the CTIG stock option plan. Assuming neither the Centillion nor the Celltech mergers are consummated, approximately seven CTIG directors and/or executive officers and approximately 60 CTIG employees will be eligible to participate in the CTIG stock option plan.

         The material features of the plan are summarized below. The plan is attached as Annex I to this proxy statement.

Summary of Stock Option and Restricted Stock Plan

General

         Pursuant to the plan, we afford eligible participants the opportunity to receive three types of grants. Eligible participants of the plan may include:

         (i) designated key employees (including employees who also serve as members of the board of directors)-

         (ii)  non-employee members of the board of directors; and

         (iii) independent contractors and consultants who perform services for CTIG.

            Grants under the plan include: (1) Incentive Stock Options ("ISO's"), (2) Nonqualified Stock Options ("NQSO's"), and (3) Restricted Stock. ISO's and NQSO's are collectively referred to as "stock options". A director's grant is a special type of grant of NQSO's made only to particular members of the board of directors who are not employees of CTIG and who serve on the compensation committee of the board of directors. Prior to the adoption of the proposal to increase the number of options authorized under the plan, CTIG has been able to issue or transfer stock options to purchase up to 600,000 shares of CTIG common stock pursuant to the provisions of the plan.

         A stock option gives a holder the right to purchase stock in the future within a specified exercise period at a price fixed in advance. An ISO is an option granted to an employee of a corporation, and the ISO qualifies for special tax treatment under the Internal Revenue Code. An NQSO, however, may be granted to both employees and non-employees, and NQSOs do not qualify for special tax treatment under the code.

         Restricted stock is common stock issued to eligible participants in consideration for cash or services. Such stock is made subject to restrictions as may be determined by the committee. Generally, restricted stock may not be sold or otherwise transferred until restrictions are removed or expire. Unlike recipients of stock options, holders of restricted stock will have voting rights and will receive dividends prior to the time when the restrictions lapse.

Administration of the Plan

         Generally, the committee administers and interprets the plan. The committee consists of at least two persons, both of whom are "outside directors", as defined in the code, and each of whom is a "disinterested person", as defined in the Securities Exchange Act of 1934. Except with respect to director's grants, the committee has full authority to determine the persons to whom grants are to be made, the type, size, and terms of each grant, the time when each grant will be made, the duration of any exercise or restriction period, any restrictions on resale, and the number of shares to be subject to the plan. Notably, the provisions of the plan relating to director's grants operate automatically, without any administration of the committee.

         The board of directors has full authority to amend the plan. Stockholder approval, however, is required:

         (a) to materially increase the benefits accruing to eligible participants,

         (b) to increase the number of shares available for the plan,

         (c) to materially modify the eligibility requirements for participation in the plan, or

         (d) to modify the provisions for determining fair market value under the plan.

         The board may not amend more than once every six months those provisions of the plan relating to Director's Grants. The board may amend such provisions more than once every six months only if the amendments are necessary to conform the plan to changes in the provisions of the Code or Employee Retirement Income Security Act of 1974, or to conform to the rules promulgated under the code or ERISA.

         The plan offers stock option grants and restricted stock grants. The two types of stock option grants include ISO's and NQSO's. As to ISO's, only employees of CTIG are eligible to receive ISO's; non-employee directors and independent contractors and consultants are not eligible to receive ISO's. As to NQSO's, all eligible participants may receive this type of option. As to restricted stock, all eligible participants may hold restricted stock. Each stock option grant and each restricted stock grant is evidenced by a grant letter containing terms and conditions that the committee approves.

Stock Option Grants

         Exercise Price. The exercise price of all ISO's and NQSO's granted is the higher of the fair market value, as defined in the plan, and the book value of the common stock on the date of the grant. If a grantee owns common stock representing more than 10% of the total combined voting power of all classes of stock of CTIG, the option price per share in the case of an ISO shall not be less than 110% of the fair market value of a share of common stock on the date of the grant and such option is not exercisable after the expiration of five (5) years from the date of the grant. The exercise price of a stock option is payable in cash, shares of common stock already owned by the grantee, or a combination of cash and shares. If the grantee pays the exercise price, in any part, with shares of common stock already owned, the optionee must obtain the consent of the committee.

         Exercise Period. The committee determines the option exercise period of each stock option. The holder of stock options may exercise such options at a date no later than ten (10) years from the date of the grant. An exercise period may terminate earlier because the grantee dies, the grantee becomes disabled, or because CTIG terminates the grantee's employment or relationship with CTIG.

         In the event of a change of control, as defined in the plan, grantees may immediately exercise all stock options. Upon a sale or exchange of assets or upon a dissolution, liquidation, merger or consolidation of CTIG where CTIG is not the surviving corporation, each such grantee has the right to exercise in full any such Grants not previously exercised, within ten (10) days after the grantee receives the required written notice of such event. If upon a merger or consolidation where CTIG does survive, the committee, in its sole discretion, may elect to give grantees notice of such event. If notice is given, the grantee has the right to exercise the grant within ten (10) days after such written notice is sent.

         Special Limits on ISO's. In the case of ISO's, when the grantee exercises an ISO for the first time, the aggregate fair market value of such common stock, determined as of the date of the grant, shall not exceed $100,000. Also, unless a grantee of an ISO could otherwise transfer common stock issued pursuant to the stock option without incurring liability under Section 16 (b) of the Securities and Exchange Act of 1934, at least six months must elapse from the date of acquisition of the ISO grant until the date of disposition of the common stock issued upon exercise.

         Assignability. A grantee may not assign or otherwise transfer the ISO except by will, or the laws of descent and distribution. However, an eligible participant may assign an NQSO if he or she is permitted under Rule 16b-3 of the Exchange Act, by the committee, pursuant to a qualified domestic relations order as defined under the Internal Revenue Code or Title I of ERISA, and to a trust for the benefit of a member of the grantee's immediate family.

         Director's Grants: A Special Type of NQSO Grant for Non-Employee Directors. All non-employee directors who serve on the committee each receive an automatic grant of NQSO's with respect to 30,000 shares of common stock at the commencement of and in consideration for their service to CTIG as a committee member. One-half (50%) or 15,000 shares of common stock of each director's grant vests on the first anniversary of the date of such grant , and one-quarter (25%) or 7,500 shares of common stock vests on each of the second and third anniversaries of the date of such director's grant, provided such non-employee director is then serving as a director. After this initial vesting period, at the end of each successive three-year period, such non-employee director receives an additional grant of options to purchase 30,000 shares of common stock, which are classified as NQSOs. This additional director's grant is subject to the same vesting schedule, provided the non-employee director is continuously reelected to the board and provided the non-employee director has continuously served as a director during each such three-year period. Upon a change of control, all restrictions imposed on any restricted stock immediately lapse. Such non-employee directors may exercise the NQSOs at a date no later than ten (10) years from the date of the director's grant.

         Upon a sale or exchange of assets or upon a dissolution, liquidation, merger or consolidation of CTIG where CTIG is not the surviving corporation, each grantee has the right to exercise in full any installment of grants not previously exercised (whether or not the right to exercise such installments has accrued), within ten (10) days after the grantee receives the required written notice of the event. If upon a merger or consolidation where CTIG does survive, the committee in its sole discretion, may elect to give grantees notice of the event; if notice is given, the grantee has the right to exercise the grant within ten (10) days after the required written notice is sent.

Restricted Stock

         The committee may issue restricted stock to eligible participants, subject to terms set by the committee. The committee may issue such shares of common stock in consideration for cash or services rendered having a value, as determined by the board, at least equal to the par value of the common stock. The committee determines the number of shares of common stock that will be granted in each restricted stock grant. In general, any recipient (including non-employee directors) of restricted stock is not permitted to sell, transfer, pledge or otherwise dispose of the restricted stock until the restrictions, established by the committee, lapse. Each certificate representing a share of such common stock issued or transferred must contain a legend giving appropriate notice of the restrictions in the grant.

          In the event of a change of control, as defined in the plan, all restrictions on any restricted stock will immediately lapse. If CTIG terminates the recipient's relationship with CTIG before the restrictions lapse, all shares issued pursuant to a director's grant immediately revert to CTIG, unless the committee determines otherwise.

Federal Income Tax Consequences

         The current federal income tax consequence of grants under the stock option plan are described below.

Tax Deductibility under Section 162(m)

         Section 162(m) of the Internal Revenue Code disallows a public company's deductions for employee compensation exceeding $1,000,000 per year for the chief executive officer and the four other most highly compensated executive officers. Section 162(m) contains an exception for performance-based compensation that meets specific requirements. The Compensation Committee may grant stock awards that are based on the attainment of objective performance goals and are intended to qualify as performance-based compensation.

Tax Treatment of Options

         An optionee will not be subject to federal income tax upon the grant of non-qualified stock option. Upon the exercise of a non-qualified stock option, the optionee will recognize ordinary compensation income in an amount equal to the excess, if any, of the then fair market value of the shares acquired over the exercise price. CTIG will generally be able to take a deduction with respect to this compensation income for federal income tax purposes. The optionee's tax basis in the shares acquired will equal the exercise price plus the amount taxable as compensation to the optionee. Upon a sale of the shares acquired upon exercise, any gain or loss is generally long term or short-term capital gain or loss, depending on how long the shares are held. The required holding period for long-term capital gain is presently more than one year. The optionee's holding period for shares acquired upon exercise will begin on the date of exercise.

         An employee who receives incentive stock options generally incurs no federal tax liability at the time of grant or upon exercise of the options. However, the spread will be an item of tax preference which may give rise to alternative minimum tax liability at the time of exercise. If the optionee does not dispose of the shares before the date that is two years from the date of grant and one year from the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowable to CTIG for federal income tax purposes in connection with the option. If, within two years of the date of grant or within one year from the date of exercise, the optionee disposes of the shares, the optionee will generally realize ordinary compensation income at the time of the disposition equal to the difference between the exercise price and the lesser of the fair market value of the stock on the date of exercise or the amount realized on the disposition. The amount realized upon such a disposition will generally be deductible by CTIG for federal income tax purposes.

Effective Date of Proposed Amendment

         If the amendment to the stock option and restricted stock plan is adopted by the required vote of the stockholders, the amendment will become effective at the effective time of the Centillion merger.

Vote Required for Approval

         The proposal to approve the amendment to the plan as described above requires the affirmative vote of a majority of shares present in person or represented by proxy at the special meeting for its approval. Abstentions may be specified on the proxy and will be considered present at the special meeting, but will not be counted as affirmative votes. Abstentions, therefore, will have the practical effect of voting against the proposal because the affirmative vote of a majority of the shares present at the special meeting, in person or by proxy, is required to approve the proposal. Broker non-votes are considered not present at the special meeting and, therefore, will not be voted or have any effect on the proposal.

         The board of directors unanimously recommends a vote FOR the proposed amendment.

Market Price of Shares

         The closing price of CTIG's common stock, as reported on the OTCBB for January 11, 2001, was $0.70.

           CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

         We have made forward-looking statements in this document and the documents incorporated by reference herein that are subject to risks and uncertainties. These statements are based on management's beliefs and assumptions, based on information currently available to management. Forward-looking statements include the information concerning possible or assumed future results of operations of CTIG after the mergers set forth: (i) under "Summary," "Special Considerations," "The Centillion Merger Proposal -- Background of the Merger," "The Celltech Merger Proposal -- Background of the Merger," "Recommendations of the Boards of Directors of CTIG and Centillion; Reasons for the Merger," "Opinion of Financial Advisor to CTIG (including without limitation the projections of Centillion and CTIG included therein)" and "Selected Pro Forma Condensed Consolidation Financial Information," (ii) under "Business" and "Management's Discussion and Analysis" in CTIG's Annual Report on Form 10-KSB incorporated by reference into this document, (iii) under "The Resulting Company -- Business and Strategy" and (iv) in this document and the documents incorporated herein by reference preceded by, followed by or that include the words "believes," "expects," "anticipates," "intends," "plans," "estimates" or similar expressions, or the negotiations of those words.

         Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. Our future results and stockholder values after the mergers may differ materially from those expressed in these forward-looking statements. Many of the factors that will determine these results and values are beyond our ability to control or predict. Our stockholders are cautioned not to put undue reliance on any forward-looking statements. In addition, we have no intention or obligation to update forward-looking statements after we distribute this proxy statement, even if new information, future events or other circumstances have made them incorrect or misleading. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

         Our stockholders should understand that the following important factors, in addition to those discussed elsewhere in the documents which are incorporated by reference into this proxy statement, could affect the future results of CTIG and could cause results to differ materially from those expressed in such forward-looking statements:

         (i)    the effect of economic and market conditions,

         (ii) our ability to successfully integrate Centillion's and Celltech's operations with our operations,

         (iii)  the impact of competition; and

         (iv)   customer demand.

                                  OTHER MATTERS

         As of the date of this proxy statement, the board of directors know of no matters that will be presented for consideration at the special meeting other than as described in this proxy statement. If any other matters shall properly come before the special meeting or any adjournments or postponements of the meeting and be voted upon, the enclosed proxies will be deemed to confer discretionary authority on the individuals named as proxies on the proxy to vote the shares represented by the proxies as to any other matters. The persons named as proxies intend to vote or not to vote in accordance with the recommendation of the management of CTIG.

                       WHERE YOU CAN FIND MORE INFORMATION

         CTIG is subject to the Exchange Act and files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at "http://www.sec.gov."

                     INCORPORATION OF DOCUMENTS BY REFERENCE

         The SEC allows CTIG to "incorporate by reference" information into this proxy statement, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. We are providing each of these documents to you along with this proxy statement. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement. This proxy statement incorporates by reference CTIG's Annual Report on Form 10-KSB for the year ended March 31, 2000 and Quarterly Reports on Form 10-QSB for the quarters ended June 30, 2000 and September 30, 2000 (SEC File No. 000-10560), that we have previously filed with the SEC. These documents contain important information about CTIG and its finances.

         You may obtain additional copies of documents incorporated by reference in this proxy statement, without charge, by requesting them in writing or by telephone from:

                           Mary Ann Davis, Corporate Secretary
                           CTI Group (Holdings) Inc.
                           2550 Eisenhower Avenue
                           Norristown, PA 19403
                           (800) 355-5353

         If you would like to request documents from us, please do so by February 1, 2001 to receive them before the special meeting.

         You should rely only on the information contained or incorporated by reference in this proxy statement to vote on the mergers. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated January 23, 2001.

Index

                                                                                                               Page
CENTILLION DATA SYSTEMS, INC. AND SUBSIDIARIES:                                                                ----
Financial Statements as of and for the Years Ended December 31, 1999 and 1998:
Independent Auditor's Report                                                                                    F-4
Consolidated Statements of Income for the Years Ended December 31, 1999 and 1998                                F-5
Consolidated Balance Sheets as of December 31, 1999 and 1998                                                    F-6
Consolidated Statements of Stockholders' Equity for the Years Ended December 31, 1999 and 1998                  F-7
Consolidated Statements of Cash Flows for the Years Ended December 31, 1999 and 1998                            F-8
Notes to the Consolidated Financial Statements                                                                  F-9

Unaudited Condensed Consolidated Financial Statements as of September 30, 2000
  and for the Periods Ended September 30, 2000 and 1999:
Unaudited Condensed Consolidated Statements of Income  for the Three and Nine Months Ended
   September 30, 2000 and 1999                                                                                 F-23
Unaudited Condensed Consolidated Balance Sheets as of September 30, 2000 and December 31, 1999                 F-24
Unaudited Condensed Consolidated Statements of Stockholders' Equity for the Nine Months Ended
   September 30, 2000                                                                                          F-25
Unaudited Condensed Consolidated Statements of Cash Flows for the Nine Months Ended
   September 30, 2000 and 1999                                                                                 F-26
Notes to the Unaudited Condensed Consolidated Financial Statements                                             F-27

CELLTECH INFORMATION SYSTEMS, INC.:

Financial Statements as of and for the Years Ended December 31, 1999 and 1998:
Report of Independent Public Accountants                                                                       F-31
Balance Sheets as of December 31, 1999 and 1998                                                                F-32
Statements of Operations for the Years Ended December 31, 1999 and 1998                                        F-33
Statements of Shareholders' Equity for the Years Ended December 31, 1999 and 1998                              F-34
Statements of Cash Flows for the Years Ended December 31, 1999 and 1998                                        F-35
Notes to the Financial Statements                                                                              F-36

Unaudited Condensed Financial Statements as of
  September 30, 2000 and for The periods Ended September 30, 2000 and 1999:
Unaudited Condensed Balance Sheets as of September 30, 2000 and December 31, 1999                              F-46
Unaudited Condensed Statements of Operations  for the Three and Nine Months
   Ended September 30, 2000 and 1999                                                                           F-47
Unaudited Condensed Statements of Cash Flows for the Nine Months Ended September 30, 2000 and 1999             F-48
Notes to the Unaudited Condensed Financial Statements                                                          F-49

CENTILLION DIGITAL SYSTEMS, INC. AND SUBSIDIARIES, e.NOVA, LLC AND
  SUBSIDIARY, AND CHS, LLC:

Combined Financial Statements as of and for the Years Ended December 31, 1999
and 1998 (Unaudited):
Independent Auditor's Report                                                                                   F-51
Combined Statements of Income for the Years Ended December 31, 1999 and 1998 (Unaudited)                       F-52
Combined Balance Sheets as of December 31, 1999 and 1998 (Unaudited)                                           F-53
Combined Statements of Stockholders' and Members' Equity for the Years
   Ended December 31, 1999 and 1998 (Unaudited)                                                                F-54
Combined Statements of Cash Flows for the Years Ended December 31, 1999 and 1998 (Unaudited)                   F-55
Notes to the Combined Financial Statements                                                                     F-56

Unaudited Combined Financial Statements as of September 30, 2000 and December
  31, 1999 and for the Nine Months Ended September 30, 2000 and 1999:
Unaudited Condensed Combined Statements of Income  for the Nine Months Ended
   September 30, 2000 and 1999                                                                                 F-65
Unaudited Condensed Combined Balance Sheets as of September 30, 2000 and December 31, 1999                     F-66
Unaudited Condensed Combined Statements of Stockholders' Equity for the Nine Months Ended
   September 30, 2000                                                                                          F-67
Unaudited Condensed Combined Statements of Cash Flows for the Nine Months Ended
   September 30, 2000 and 1999                                                                                 F-68
Notes to the Unaudited Condensed Combined Financial Statements                                                 F-69

CDS HOLDINGS, LLC:

Unaudited Financial Statements as of September 30, 2000 and the Two Months Ended
  September 30, 2000:
Unaudited Condensed  Statement of Income for the Two Months Ended September 30, 2000                           F-72
Unaudited Condensed Balance Sheet as of September 30, 2000                                                     F-73
Unaudited Condensed Statement of Members' Equity for the Two Months Ended September 30, 2000                   F-74
Unaudited Condensed  Statement of Cash Flows for the Two Months Ended
   September 30, 2000 and 1999                                                                                 F-75
Notes to the Unaudited Condensed Financial Statements                                                          F-76

Unaudited Condensed Consolidated Pro Forma Financial Data of CDS Holdings, LLC:
Unaudited Condensed Combined Pro Forma Balance Sheet Data as of September 30, 2000                             F-79
Unaudited Condensed Combined Pro Forma Statement of Loss Data for the Nine
   Months Ended September 30, 2000                                                                             F-80
Unaudited Condensed Consolidated Pro Forma Statement of Loss Data for the Year Ended
   December 31, 1999                                                                                           F-81
Notes to the Unaudited Condensed Combined Pro Forma Financial Statement Data                                   F-82

CTI GROUP (HOLDINGS), INC.:

Unaudited Condensed Consolidated Pro Forma Financial Data of CTIG:
Introduction                                                                                                   F-84
Unaudited Condensed Consolidated Pro Forma Balance Sheet Data as of September 30, 2000                         F-85
Notes to the Unaudited Condensed Consolidated Pro Forma Balance Sheet Data                                     F-86
Unaudited Condensed Consolidated Pro Forma Statement of Operations Data for the Year
   Ended March 31, 2000                                                                                        F-89
Unaudited Condensed Consolidated Pro Forma Statement of Operations Data for the Six
   Months Ended September 30, 2000                                                                             F-90
Notes to the Unaudited Condensed Consolidated Pro Forma Statement of Operations Data                           F-91

                 Centillion Data Systems, Inc. and Subsidiaries
              Financial Statements as of December 31, 1999 and 1998
               and for the Years Ended December 31, 1999 and 1998

                          Independent Auditor's Report


                  To Stockholders of
                  Centillion Data Systems, Inc. and Subsidiaries
                  Indianapolis, Indiana


                  We have audited the accompanying consolidated balance sheet of Centillion Data Systems, Inc. and Subsidiaries as of December 31, 1999 and 1998, and the related consolidated statements of income, stockholders' equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

                  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                  In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Centillion Data Systems, Inc. and Subsidiaries as of December 31, 1999 and 1998, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.



                  /s/ Olive LLP
                  Indianapolis, Indiana
                  January 21, 2000, except for Notes 2 and 17,
                    which are as of February 3, 2000

                 CENTILLION DATA SYSTEMS, INC. AND SUBSIDIARIES
                        Consolidated Statement of Income

Year Ended December 31                                                                          1999              1998
----------------------------------------------------------------------------------------------------------------------------
Net Revenues
   Service fees                                                                             $10,375,914        $10,179,217
   Patent licenses                                                                                              25,000,000
   Reimbursed expense                                                                           303,828            308,595
   Other                                                                                         54,900             85,689
                                                                                     ---------------------------------------
                                                                                             10,734,642         35,573,501
                                                                                     ---------------------------------------
Cost of Revenues
   Service                                                                                    3,973,282          3,874,610
   Patent licenses                                                                              549,503          4,091,290
                                                                                     ---------------------------------------
                                                                                              4,522,785          7,965,900
                                                                                     ---------------------------------------

Gross Profit                                                                                  6,211,857         27,607,601
                                                                                     ---------------------------------------

Operating Expenses
   General and administrative                                                                 1,782,832          1,695,412
   Selling                                                                                      175,753            336,261
                                                                                     ---------------------------------------
                                                                                              1,958,585          2,031,673
                                                                                     ---------------------------------------
     Operating income                                                                         4,253,272         25,575,928
                                                                                     ---------------------------------------

Other Income (Expense)
   Investment income                                                                            156,095            598,184
   Loss on disposal of assets                                                                   (56,320)            (1,840)
                                                                                     ---------------------------------------
                                                                                                 99,775            596,344
                                                                                     ---------------------------------------

Income From Continuing Operations Before Income Taxes and Minority Interest                   4,353,047         26,172,272

Income Tax                                                                                    1,733,484         10,422,403
                                                                                     ---------------------------------------

Income From Continuing Operations Before Minority Interest                                    2,619,563         15,749,869

Discontinuing Operations
   Loss from discontinuing operations--net of applicable tax benefit of $1,834,204
     and $1,796,154                                                                          (3,622,867)        (5,467,777)
   Loss on disposal of discontinuing operations--net of applicable tax benefit of            (1,334,700)
     $865,300

Minority Interest in Net Loss of Discontinuing Operations                                       157,279
                                                                                     ---------------------------------------

Net Income (Loss)                                                                         $  (2,180,725)       $10,282,092
                                                                                     =======================================

Earnings Per Common Share
   Income From Continuing Operations Before Minority Interest                                     $0.74              $4.28
   Discontinuing Operations
     Loss from discontinuing operations                                                           (1.02)             (1.49)
     Loss on disposal of discontinuing operations                                                 (0.38)
     Minority interest in discontinuing operations                                                 0.04
                                                                                     ---------------------------------------

   Net Income (Loss)                                                                             $(0.62)             $2.79
                                                                                     =======================================

Earnings Per Common Share--Assuming Dilution
   Income From Continuing Operations Before Minority Interest                                     $0.73              $4.26
   Discontinuing Operations
     Loss from discontinuing operations                                                           (1.01)             (1.48)
     Loss on disposal of discontinuing operations                                                 (0.37)
     Minority interest in discontinuing operations                                                 0.04
                                                                                     ---------------------------------------

   Net Income (Loss)                                                                             $(0.61)             $2.78
                                                                                     =======================================


See notes to consolidated financial statements.

                 CENTILLION DATA SYSTEMS, INC. AND SUBSIDIARIES
                           Consolidated Balance Sheet

December 31                                                                                     1999              1998
----------------------------------------------------------------------------------------------------------------------------
                                       Assets
Current Assets
   Cash and cash equivalents                                                              $  6,097,338        $11,669,606
   Securities available for sale                                                             6,116,112          1,051,995
   Accounts receivable (net of allowance of $70,510 and $115,366)                            1,136,502          1,077,715
   Other receivables                                                                            53,904              2,833
   Prepaid assets                                                                              129,917            117,907
   Income taxes refundable                                                                     507,912
   Deferred income tax benefit                                                                 865,300             58,669
   Assets of discontinuing operations                                                        5,082,961          1,907,992
                                                                                     ---------------------------------------
         Total current assets                                                               19,989,946         15,886,717
                                                                                     ---------------------------------------

Property and Equipment                                                                       2,012,751          1,444,569
                                                                                     ---------------------------------------

Assets of Discontinuing Operations                                                                              3,689,746
                                                                                     ---------------------------------------

Other Assets
   Intangible assets                                                                           432,883            244,092
   Investments                                                                                  19,800             19,800
   Deferred income tax benefit                                                                   9,678             26,422
                                                                                     ---------------------------------------
                                                                                               462,361            290,314
                                                                                     ---------------------------------------

                                                                                           $22,465,058        $21,311,346
                                                                                     =======================================

                        Liabilities and Stockholders' Equity
Current Liabilities
   Notes payable--banks                                                                  $     118,285       $    367,285
   Accounts payable                                                                            261,941            177,738
   Income taxes payable                                                                                         1,507,148
   Deferred income tax liability                                                               389,009
   Accrued liabilities                                                                         694,166            538,700
   Liabilities of discontinuing operations                                                   2,788,762            455,805
                                                                                     ---------------------------------------
         Total current liabilities                                                           4,252,163          3,046,676
                                                                                     ---------------------------------------

Minority Interest In Discontinuing Operations                                                1,399,441          1,145,165
                                                                                     ---------------------------------------

Redeemable Common Stock                                                                        490,711            397,969
                                                                                     ---------------------------------------

Stockholders' Equity
   Common stock--no-par value
     Authorized--10,000,000 shares
     Issued and outstanding--3,632,487 and 3,485,548 shares, respectively, at stated
       value of $.0001 per share                                                                   363                348
   Additional paid-in capital                                                                8,396,220          7,321,475
   Accumulated other comprehensive income                                                      795,657             88,485
   Retained earnings                                                                         7,130,503          9,311,228
                                                                                     ---------------------------------------
                                                                                            16,322,743         16,721,536
                                                                                     ---------------------------------------

                                                                                           $22,465,058        $21,311,346
                                                                                     =======================================

See notes to consolidated financial statements.

                 CENTILLION DATA SYSTEMS, INC. AND SUBSIDIARIES
                 Consolidated Statement of Stockholders' Equity

                                                                                                    Accumulated
                                                 Additional                           Retained         Other
                                     Common       Paid-in        Comprehensive        Earnings     Comprehensive
                                     Stock        Capital           Income            (Deficit)        Income           Total
-----------------------------------------------------------------------------------------------------------------------------------
Balances, January 1, 1998, as
   originally reported               $404       $10,475,763                        $   (970,864)     $  50,506     $  9,555,809
   Reclassification of
     redeemable common stock           (7)         (799,979)                                                           (799,986)
                              ----------------------------------                ---------------------------------------------------


Balances, January 1, 1998, as
   restated                           397         9,675,784                            (970,864)        50,506        8,755,823


   Comprehensive Income
     Net income                                                   $10,282,092        10,282,092                      10,282,092
     Unrealized gains on                                               34,401                           34,401           34,401
       securities
     Foreign currency
       translation                                                      3,578                            3,578            3,578
       adjustments
                                                               ------------------
   Comprehensive Income                                           $10,320,071
                                                               ==================
   Stock redemption                   (49)       (2,731,886)                                                         (2,731,935)
   Issuance of common stock                          13,243                                                              13,243
   Revaluation of redeemable
     common stock                                   364,334                                                             364,334
                              ----------------------------------                ---------------------------------------------------


Balances, December 31, 1998           348         7,321,475                           9,311,228         88,485       16,721,536


   Comprehensive Income
     Net loss                                                     $(2,180,725)       (2,180,725)                     (2,180,725)
     Unrealized gains on
       securities                                                     625,589                          625,589          625,589
     Foreign currency
       translation                                                     81,583                           81,583           81,583
       adjustments
                                                               ------------------
   Comprehensive loss                                             $(1,473,553)
                                                               ==================
   Issuance of common stock            15         1,079,989                                                           1,080,004
   Revaluation of redeemable
     common stock                                    (5,244)                                                             (5,244)
                              ----------------------------------                ---------------------------------------------------


Balances, December 31, 1999          $363      $  8,396,220                          $7,130,503       $795,657      $16,322,743
                              ==================================                ===================================================



See notes to consolidated financial statements.

                 CENTILLION DATA SYSTEMS, INC. AND SUBSIDIARIES
                      Consolidated Statement of Cash Flows

Year Ended December 31                                                                          1999              1998
----------------------------------------------------------------------------------------------------------------------------
Operating Activities
   Net income (loss)                                                                        $(2,180,725)      $10,282,092
   Adjustments to reconcile net income (loss) to net cash provided by operating activities
     Depreciation                                                                             1,943,709         2,014,920
     Amortization                                                                             1,157,008         1,631,325
     Provision for bad debts                                                                    (44,856)          (24,691)
     Deferred income tax                                                                        (27,965)          (19,603)
     (Gain) loss on disposal of assets                                                         (135,904)            3,850
     Loss on disposal of discontinuing operations                                             1,334,700
     Write down of intangible assets                                                                            1,590,621
     Deferred revenue                                                                            36,130             8,422
     Minority interest                                                                          254,276
     Changes in
       Receivables                                                                             (436,204)          424,045
       Prepaid assets                                                                           (30,553)           (5,300)
       Income tax (refundable) payable                                                       (2,015,060)        1,945,851
       Accounts payable                                                                          76,691          (482,286)
       Accrued expenses and other liabilities                                                   181,447          (141,989)
                                                                                        ------------------------------------
         Net cash provided by operating activities                                              112,694        17,227,257
                                                                                        ------------------------------------

Investing Activities
   Purchase of equipment                                                                     (1,915,499)       (1,137,126)
   Proceeds from asset disposals                                                              1,275,260             3,434
   Purchase of available-for-sale securities                                                 (4,914,002)         (991,642)
   Purchase of business interests                                                              (873,668)       (1,750,000)
   Cash of  business acquired                                                                                   1,473,905
                                                                                        ------------------------------------
         Net cash used by investing activities                                               (6,427,909)       (2,401,429)
                                                                                        ------------------------------------

Financing Activities
   Net advances (repayments) on line of credit                                                   94,390          (355,741)
   Repayment of debt                                                                           (265,031)         (253,110)
   Issuance of stock                                                                             87,500           174,157
   Redemption of stock                                                                                         (2,930,532)
                                                                                        ------------------------------------
         Net cash used by financing activities                                                  (83,141)       (3,365,226)
                                                                                        ------------------------------------

Effect of Foreign Currency Exchange Rate Changes on Cash and Cash Equivalents                    81,583             3,578
                                                                                        ------------------------------------

Increase (Decrease) in Cash and Cash Equivalents                                             (6,316,773)       11,464,180

Cash and Cash Equivalents, Beginning of Year                                                 13,182,315         1,718,135
                                                                                        ------------------------------------
                                                                                              6,865,542        13,182,315

Cash and Cash Equivalents Included in Assets of Discontinued Operations                        (768,204)       (1,512,709)
                                                                                        ------------------------------------

Cash and Cash Equivalents, End of Year                                                       $6,097,338       $11,669,606
                                                                                        ====================================

Supplemental Cash Flows Information
   Cash paid for interest                                                                       $24,000           $45,167
   Cash paid for income taxes                                                                 1,942,000         6,700,000
   Assets and liabilities acquired in purchase of business
     Cash                                                                                                       1,473,905
     Receivables                                                                                                  105,534
     Prepaid expenses                                                                                                 729
     Property and equipment                                                                                        38,860
     Accounts payable                                                                                              (1,170)
     Accrued expenses                                                                                              (4,950)



See notes to consolidated financial statements.

                 CENTILLION DATA SYSTEMS, INC. AND SUBSIDIARIES
                   Notes to Consolidated Financial Statements


Note 1 - Nature of Operations and Summary of Significant Accounting Policies

Nature of Operations
Founded in 1987, Centillion Data Systems, Inc. pioneered and patented an electronic billing analysis system for the telecommunications industry. Today, Centillion processes data using this software for customers throughout the United States, which based on net revenue, is its most significant service. In addition, Centillion subsidiaries market an internationally recognized digital asset management software application and launched one of the first ASP (Application Service Provider) initiatives in the Indianapolis area. At December 31, 1999, net assets of the Company located in Sweden and Germany are approximately $145,000 and $101,000, respectively.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates are used when accounting for the allowance for doubtful accounts, depreciation and amortization and capitalization of computer software development costs.

Principles of Consolidation
The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries, Centillion Digital Systems, Inc. (formerly PhotoImaging North America, Inc.), Centillion Digital GmbH (Germany), and an entity controlled by the Company, e.Nova, LLC (formerly Computer Bank Services
LLC) and its wholly owned subsidiary, Xila Communications, LLC. The Company purchased its interest in e.Nova, LLC on December 30, 1998. Xila Communications, LLC was formed during 1999. All intercompany accounts and transactions have been eliminated in consolidation.

Foreign Currency Translation
The consolidated statements include the accounts of the Swedish branch office and the German subsidiary. The accounts of the Swedish branch have been translated from Swedish Kroner to U. S. dollars and the accounts of the German subsidiary have been translated from German DM to U. S. dollars at the average of the monthly exchange rates for income and expense accounts and at the rates existing at the respective year ends for assets and liabilities. The effects of these translation adjustments have been recorded as a separate component of accumulated other comprehensive income.

Cash and Cash Equivalents
Cash and cash equivalents consist of bank deposits in federally insured accounts. The Company's cash accounts exceeded federally insured limits by approximately $6,000,000 at December 31, 1999.

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments, if any, purchased with an original maturity of three months or less to be cash equivalents.

Property and Equipment
Property and equipment are recorded at cost. Provisions for depreciation and amortization are computed using straight-line and accelerated methods over the estimated useful lives of the assets.

CENTILLION DATA SYSTEMS, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements


Capitalized Software Development Costs
Amortization of capitalized software costs is based upon straight-line amortization over three years. When the technological feasibility of a software product that is to be marketed has been established, development costs are capitalized. For software products that will be used by the Company to provide service to its customers, development costs are capitalized when the preliminary project stage is completed and the project has been authorized and funds committed.

Intangible Assets
The Company amortizes its intangible assets using the straight-line method over their respective lives, which range from 3 to 15 years.

Investments
Marketable equity securities are classified as available for sale. Securities available for sale are carried at fair value with unrealized gains and losses reported in accumulated other comprehensive income. Realized gains and losses are recorded as gains (losses) on disposal of assets. Gains and losses on sales of securities are determined on the specific-identification method.

Bad Debt
The Company uses the reserve method of accounting for bad debts on receivables.

Earnings Per Share
Earnings per share have been computed based upon the weighted average common shares outstanding during each year.

Income Taxes
Income tax in the consolidated statement of income includes deferred income tax provisions or benefits for all significant temporary differences in recognizing income and expenses for financial reporting and income tax purposes. The Company files consolidated income tax returns with its subsidiaries, except for e.Nova, LLC.

Revenue Recognition
The Company recognizes revenue, net of discounts, for services by work order in the period in which the information is processed and billed. One time license revenue has resulted from settlements of patent infringement litigation. Pursuant to these settlements, the Company has no further obligations related to these licenses. The revenue is recorded when received and related expenses are recorded as incurred.

Research and Development
Research and development costs are expensed as incurred. Total research and development costs were approximately $700,000 for 1999 and $800,000 for 1998.

Reclassifications and Restatement
Certain amounts in prior year financial statements have been reclassified to conform to the current year presentation.

Redeemable common stock was not separately reported prior to 1999. Beginning common stock and additional paid-in capital for 1998 were restated to reflect the reclassification of the redeemable common stock.

CENTILLION DATA SYSTEMS, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements

Note 2 - Discontinuing Operations

The Company's management having the authority to approve the action determined on February 3, 2000 to dispose of its interests in Centillion Digital Systems, Inc., Centillion Digital GmbH, and e.Nova, LLC and subsidiary. These entities provide technology and telecommunication services different than those of the Company and have distinct operations and customers and therefore represent a separate major line of business from the core telecommunication billing business of Centillion Data Systems, Inc. Accordingly, the operations of these subsidiaries and investees have been reported separately as discontinued operations in the accompanying financial statements. Under the proposed merger discussed in Note 18, these entities will be sold to Holdings LLC, which will be owned by the present stockholders of the Company on the same percentage basis as their ownership in the Company. The sale will be for $3,100,000 with the Company receiving a promissory note for the purchase amount. In addition, cash and other assets will be transferred to Holdings LLC in the amount of approximately $6,900,000. The Company will receive a total promissory note of approximately $10,000,000.

The transfer of the ownership of the Company's ownership interest in these entities will be accounted for as a spin-off at historical cost, which is less than the fair market value of $3,100,000. Therefore, the disposition will be accounted for as a distribution to the stockholders. Proceeds received on the note receivable will be recognized as capital transactions as cash is received.

At December 31, 1999 and 1998, the assets of these entities consisted primarily of cash, accounts receivable, property and equipment, capitalized software costs, goodwill, and other intangible assets. The liabilities consisted of accounts payable and short-term bank financing.

December 31                                                                                      1999              1998
----------------------------------------------------------------------------------------------------------------------------
Assets                                                                                        $5,082,961        $5,597,738
Liabilities                                                                                    2,788,762           455,805

Revenues, losses from operations and loss on disposal of these entities follows:

Year Ended December 31                                                                           1999              1998
----------------------------------------------------------------------------------------------------------------------------
Revenues                                                                                      $1,570,000        $1,200,000
Loss from operations, net of tax benefit of $1,834,204 in 1999 and
   $1,796,154 in 1998                                                                          3,622,867         5,467,777
Loss on disposal, net of tax benefit of $865,300                                               1,334,700


Note 3 - Investments

                                                                                      1999
                                                    --------------------------------------------------------------------------
                                                                           Gross             Gross            Approximate
                                                                        Unrealized         Unrealized           Market
December 31                                              Cost              Gains             Losses              Value
--------------------------------------------------- ---------------- ------------------ ----------------- --------------------
Available for sale
   Marketable equity securities                        $4,985,867         $1,370,841        $(240,596)          $6,116,112
                                                    ================ ================== ================= ====================

CENTILLION DATA SYSTEMS, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements

                                                                                      1998
                                                    --------------------------------------------------------------------------
                                                                            Gross            Gross             Approximate
                                                                         Unrealized        Unrealized             Market
December 31                                               Cost              Gains            Losses               Value
--------------------------------------------------- ---------------- ------------------ ----------------- --------------------
Available for sale
   Marketable equity securities                         $991,642           $75,018          $(14,665)           $1,051,995
                                                    ================ ================== ================= ====================

Proceeds from sales of securities available for sale during 1999 were $751,777. The net loss realized was approximately $168,000.


Note 4 - Intangible Assets

Intangible assets of continuing operations consist of the following:

December 31                                                                                      1999              1998
----------------------------------------------------------------------------------------------------------------------------
Patents                                                                                        $344,850          $344,850
Goodwill                                                                                        211,781
                                                                                        ------------------------------------
         Total cost                                                                             556,631           344,850
Accumulated amortization                                                                       (123,748)         (100,758)
                                                                                        ------------------------------------

                                                                                               $432,883          $244,092
                                                                                        ====================================

During 1998, certain intangibles relating to discontinuing operations were written down to their estimated net realizable value due to accelerated technological obsolescence. The write down of $1,590,621 is included in loss from discontinuing operations.


Note 5 - Property and Equipment

Property and equipment of continuing operations consists of the following:

December 31                                                                                    1999               1998
----------------------------------------------------------------------------------------------------------------------------
Data processing equipment                                                                   $1,578,754         $1,546,176
Furniture and equipment                                                                        473,597            444,784
Automobiles                                                                                     12,105             12,105
Software                                                                                     2,439,144          1,634,109
Leasehold improvements                                                                         318,449            360,450
                                                                                      --------------------------------------
         Total cost                                                                          4,822,049          3,997,624
Accumulated depreciation and amortization                                                   (2,809,298)        (2,553,055)
                                                                                      --------------------------------------

                                                                                            $2,012,751         $1,444,569
                                                                                      ======================================

CENTILLION DATA SYSTEMS, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements


At December 31, 1999 and 1998, software of continuing operations was comprised of the following:

                                                                                               1999               1998
----------------------------------------------------------------------------------------------------------------------------
Developed internally                                                                        $2,028,566         $1,344,062
Purchased for internal use                                                                     410,578            290,047
                                                                                      --------------------------------------
         Total                                                                               2,439,144          1,634,109
Accumulated amortization                                                                    (1,103,078)          (957,659)
                                                                                      --------------------------------------

         Software--net                                                                      $1,336,066        $   676,450
                                                                                      ======================================

Software purchased and developed internally is being amortized using the straight-line method over three years. Amortization expense for continuing operations was $145,419 and $146,063 for the years ended December 31, 1999 and 1998.


Note 6 - Investment

On December 30, 1998, the Company acquired a 29% membership interest in e.Nova, LLC for $1,750,000. Although the Company owns less than a 50% interest at December 31, 1998, e.Nova, LLC has been consolidated because the Company has effective control. This control arises from Data having a large minority interest of 47%, Data funding the operations of e.Nova, and the same board members that control 92.9% of Data also separately controlling 41.2% of e.Nova. This transaction was accounted for using the purchase method of accounting. The purchase price was allocated to various tangible and intangible assets based upon their estimated fair values at December 30, 1998. During 1999, the Company acquired additional membership interest in e.Nova, LLC through various transactions. At December 31, 1999, the Company owns 46.9% of the membership interest of e.Nova. Profits and losses are allocated to the members based upon the terms of the LLC operating agreement. As discussed in Note 2, e.Nova, LLC is included as part of discontinuing operations for all periods presented.

During 1999, the Company acquired substantially all of the assets of XMS Corp. for 146,939 shares of Centillion Data Systems stock, valued at $1,080,002. The transaction has been accounted for using the purchase method of accounting. The operations of XMS Corp. have been included in the results of operations from the date of acquisition. Goodwill resulting from the transaction is being amortized using the straight-line method over three years.


Note 7 - Line of Credit

The Company has a $250,000 revolving line of credit expiring on November 1, 2000. At December 31, 1999, there was $94,390 borrowed against this line. This line relates to the discontinuing operations. The line is collateralized by substantially all of the Company's assets. Interest varies with the bank's prime rate.

In connection with the line of credit and other notes payable, the Company has agreed to loan covenants, which require that certain criteria be met, including the limiting of annual fixed asset acquisitions and minimum equity levels.

CENTILLION DATA SYSTEMS, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements


Note 8 - Notes Payable

Notes payable consist of the following:

                                                                                                      1999          1998
----------------------------------------------------------------------------------------------------------------------------
Note payable--bank--8.9%; payable in monthly payments of $20,750 plus interest, final payment due July 1, 2000, collateralized by substantially all of the
   Company's assets
                                                                                                    $118,285      $367,285
Note payable--bank--9.0%; principal and interest payable monthly; paid off in 1999                                  16,031
                                                                                              ------------------------------
                                                                                                     118,285       383,316
Note payable of discontinuing operations                                                                           (16,031)
                                                                                              ------------------------------

                                                                                                    $118,285      $367,285
                                                                                              ==============================


Note 9 - Leases

The Company has a noncancellable operating lease with a related party for office space that expires in 2003. On January 1, 1999, the lease agreement was amended to include additional office space. Rental expense for this lease totaled $630,593 and $478,712 for the years ended December 31, 1999 and 1998.

Minimum annual rental payments required under this operating lease as of December 31, 1999 are as follows:

Years Ending December 31
----------------------------------------------------------------------------------------------------------------------------
2000                                                                                                         $   630,593
2001                                                                                                             630,593
2002                                                                                                             630,593
2003                                                                                                             578,044
                                                                                                        --------------------

                                                                                                              $2,469,823
                                                                                                        ====================


Note 10 - Common Stock

During 1999, the Company issued 10,000 shares for the exercise of a stock option. The Company also issued 146,939 shares for the acquisition of the net assets of XMS Corp. These net assets were then contributed to e.Nova, LLC in exchange for additional membership units. The net effect of these transactions increased additional paid-in capital by $1,167,486.

During 1998, the Company bought back 526,128 shares of its common stock through a stock redemption and issued 20,200 shares for the exercise of stock options. The net effect of these transactions decreased additional paid-in capital by $2,756,325.

CENTILLION DATA SYSTEMS, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements


Note 11 - Redeemable Common Stock

The Company and its stockholders are party to a stockholders agreement. The agreement provides that upon the termination of a management stockholder (specified as two individuals) such stockholder will sell, and the Company will purchase, all outstanding shares held by the management stockholder. In the case of one management stockholder, the Company will purchase all shares into which options then held by such stockholder may be exercised. Additionally, upon a change in control of the Company, all options of the one management shareholder will become immediately exercisable. The purchase price per share shall be determined by mutual agreement between the Company and the management stockholder. If no agreement can be reached, the purchase price will be determined by independent appraisal. At December 31, 1999 and 1998, there were 64,145 and 54,145 shares and 45,655 and 45,655 options subject to repurchase only if the above conditions are met. The Company's Board annually determines a share value for its options. This value for December 31, 1999 and 1998 was $7.65 and $7.35 per share. Using these values, the value of the redeemable shares at December 31, 1999 and 1998 was $490,711 and $397,969.

Changes in redeemable common stock are as follows:

                                                                                                Shares           Amount
----------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1997                                                                    71,300          $799,986
   Stock redeemed                                                                              (35,655)         (198,598)
   Stock issued                                                                                 18,500           160,915
   Adjust value to Board determined value of $7.35 per share                                                    (364,334)
                                                                                         -----------------------------------

Balance at December 31, 1998                                                                    54,145           397,969
   Stock issued                                                                                 10,000            87,498
   Adjust value to Board determined value of $7.65 per share                                                       5,244
                                                                                         -----------------------------------

                                                                                                64,145          $490,711
                                                                                         ===================================


Note 12 - Employee Benefit Plans

The Company maintains a profit-sharing plan that covers certain eligible employees. Contributions to the Plan are discretionary. The Company elected to contribute $165,000 to the plan in both 1999 and 1998.

The Company maintains a wage-deferral plan qualified under Section 401(k) of the Internal Revenue Code that covers certain eligible full-time employees. Effective January 1, 1999, the Company matches 50% of participant contributions up to 2% of participant compensation. During 1999, the Company made contributions of approximately $20,000.

CENTILLION DATA SYSTEMS, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements


Note 13 - Income Taxes

Year Ended December 31                                                                         1999               1998
----------------------------------------------------------------------------------------------------------------------------
Income tax expense
   Currently payable
     Federal                                                                               $1,555,148        $  8,412,364
     State                                                                                    158,217           2,033,724
   Deferred
     Federal                                                                                   11,304             (18,817)
     State                                                                                      8,815              (4,868)
                                                                                    ----------------------------------------

         Income tax expense from continuing operations                                     $1,733,484         $10,422,403
                                                                                    ========================================

Income taxes (benefit) were reported as follows:
   From continuing operations                                                              $2,177,787         $10,448,355
   Discontinued operations                                                                 (2,699,504)         (1,796,154)
   Item charged directly to stockholders' equity                                             (444,303)            (25,952)
                                                                                    ----------------------------------------

         Total income tax expense (benefit)                                               $  (966,020)       $  8,626,249
                                                                                    ========================================

Reconciliation of federal statutory to actual tax expense
   Federal statutory income tax at 34%                                                     $1,480,036        $  8,898,572
   Effect of state income taxes                                                               110,241           1,339,045
   Excess tax rate                                                                                                199,597
   Effect of nondeductible expenses and other                                                 143,207             (14,811)
                                                                                    ----------------------------------------

         Actual income tax expense from continuing operations                              $1,733,484         $10,422,403
                                                                                    ========================================

CENTILLION DATA SYSTEMS, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements

The components of the net deferred tax asset related to continuing operations are as follows:

December 31                                                                                      1999              1998
----------------------------------------------------------------------------------------------------------------------------
Assets
   Depreciation and amortization                                                             $    9,679           $26,424
   Basis of discontinuing operations                                                            865,300
   Allowance for bad debts                                                                       10,463            45,657
   Vacation and bonus compensation                                                               40,938            42,393
   Property tax                                                                                   4,299             3,792
   State income tax                                                                              25,545
                                                                                        ------------------------------------
         Total assets                                                                           956,224           118,266
                                                                                        ------------------------------------

Liabilities
   Unrealized gain on securities available for sale                                            (470,255)          (25,952)
   State income tax                                                                                                (7,223)
                                                                                        ------------------------------------
         Total liabilities                                                                     (470,255)          (33,175)
                                                                                        ------------------------------------

                                                                                               $485,969           $85,091
                                                                                        ====================================

Note 14 - Major Customer

Contract revenue from one major customer (defined as a customer who provided in excess of 10% of total revenue) approximated 71% and 77% of total contract revenues during 1999 and 1998. Accounts receivable from this major customer approximated 64% and 68% of total accounts receivable at December 31, 1999 and 1998, respectively. The Company has a three year contract with this customer which expires September 2000.


Note 15 - Stock Options

Under the Company's various stock option plans, which are accounted for in accordance with Accounting Principles Board Opinion (APB) No. 25, Accounting for Stock Issued to Employees, and related interpretations, the Company grants selected executives and other employees stock option awards. Some of the options vest immediately while others vest over a period of several years. The options have lives ranging from 3 to 15 years. During 1997, the Company granted options for the purchase of 20,200 shares of common stock at 85% of the fair market value of the stock at the date of grant. During 1999 and 1998, the Company granted options for the purchase of 10,000 and 9,000 shares, respectively, of common stock at 85% of the fair market value of the stock at the date of grant. In 1998, the Company also granted options for 35,655 shares of common stock with an exercise price of $5.57 per share.

The Company has entered into a stock option agreement with one of its officers which (as adjusted for the 1996 10,000 for 1 stock split and as amended in 1997 to grant an additional 10,000 shares) grants to the officer the option to purchase 95,000 shares of common stock. When an option is exercised, the employee receives a cash bonus in the amount of the exercise price plus all related income taxes. No options were exercised in 1997. The employee exercised 17,500 shares for $153,125 during 1998. The employee exercised 10,000 shares for $87,500 during 1999. These amounts and the related tax amounts are included as compensation expense for 1999 and 1998. The balance of the remaining options will expire at a rate of 10,000 shares per year through March 31, 2002.

CENTILLION DATA SYSTEMS, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements


Although the Company has elected to follow APB No. 25, SFAS No. 123 requires pro forma disclosures of net income as if the Company had accounted for its employee stock options under that Statement. The fair value of each option grant was estimated on the grant date using a present value calculation with the following assumptions:

                                                                                               1999              1998
                                                                                        ------------------------------------
Risk-free interest rates                                                                        5.75%            5.75%
Dividend yields                                                                                 1.31%            1.36%

Weighted-average expected life of the options                                                 15 years          7 years

Under SFAS No. 123, compensation cost is recognized in the amount of the estimated fair value of the options and amortized to expense over the options' vesting period. The pro forma effect on net income and earnings per share of this statement are as follows:

                                                                                              1999              1998
                                                                                       -------------------------------------
Net income (loss)                                                     As reported          $(2,180,725)        $10,282,092
                                                                      Pro forma             (2,240,425)         10,115,092

Earnings per common share                                             As reported               (0.61)                2.79
                                                                      Pro forma                 (0.63)                2.75

Earnings per common share--assuming dilution                          As reported               (0.61)                2.78
                                                                      Pro forma                 (0.63)                2.74

The following is a summary of the status of the Company's stock option plans and changes in those plans as of and for the years ended December 31, 1999 and 1998.

Year Ended December 31                                                       1999                          1998
----------------------------------------------------------------------------------------------------------------------------
                                                                              Weighted-Average              Weighted-Average
                              Options                               Shares     Exercise Price      Shares    Exercise Price
----------------------------------------------------------------------------------------------------------------------------
Outstanding, beginning of year                                       90,955        $7.20            66,500        $8.63
Granted                                                              10,000         6.50            44,655         5.71
Exercised                                                           (10,000)        8.75           (20,200)        8.62
Forfeited/expired
                                                                --------------                 --------------

Outstanding, end of year                                             90,955        $6.95            90,955        $7.20
                                                                ==============                 ==============

Options exercisable at year end                                      70,955                         57,555
Weighted-average fair value of options granted during the year                     $4.83                          $3.49

As of December 31, 1999, the 90,955 options outstanding have exercise prices ranging from $5.57 to $9.54 and a weighted-average remaining contractual life of
5.82 years.

CENTILLION DATA SYSTEMS, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements


Note 16 - Other Comprehensive Income

                                                                                             1999
                                                                    --------------------------------------------------------
                                                                                                Tax
                                                                         Before-Tax          (Expense)           Net-of-Tax
Year Ended December 31                                                     Amount             Benefit              Amount
------------------------------------------------------------------- ------------------- ------------------ -----------------
Unrealized holding gains arising during the year                        $   901,892          $(374,536)           $527,356
Less:  reclassification adjustment for gains (losses) realized in
   net income                                                              (168,000)            69,767            (237,767)
                                                                    ------------------- ------------------ -----------------
Net unrealized gains                                                      1,069,892           (444,303)            625,589
Foreign currency translation adjustment                                     196,443           (114,860)             81,583
                                                                    ------------------- ------------------ -----------------

                                                                         $1,266,335          $(559,163)           $707,172
                                                                    =================== ================== =================

                                                                                             1998
                                                                    --------------------------------------------------------
                                                                                               Tax
                                                                         Before-Tax          (Expense)           Net-of-Tax
Year Ended December 31                                                     Amount             Benefit              Amount
------------------------------------------------------------------- ------------------- ------------------ -----------------
Unrealized holding gains arising during the year                            $60,353           $(25,952)            $34,401
Foreign currency translation adjustment                                       6,277             (2,699)              3,578
                                                                    ------------------- ------------------ -----------------

                                                                            $66,630           $(28,651)            $37,979
                                                                    =================== ================== =================

The components of other comprehensive income are as follows:

                                                                                         Foreign            Accumulated
                                                                  Unrealized             Currency              Other
                                                                     Gains             Translation         Comprehensive
                                                                 on Securities          Adjustment             Income
------------------------------------------------------------ -------------------- -------------------- ---------------------
Balance, January 1, 1998                                                                $  50,506            $  50,506
     Net change, 1998                                              $  34,401                3,578               37,979
                                                             -------------------- -------------------- ---------------------

Balance, December 31, 1998                                            34,401               54,084               88,485
     Net change, 1999                                                625,589               81,583              707,172
                                                             -------------------- -------------------- ---------------------

Balance, December 31, 1999                                          $659,990             $135,667             $795,657
                                                             ==================== ==================== =====================

CENTILLION DATA SYSTEMS, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements


Note 17 - Earnings Per Share

Earnings per share (EPS) were computed as follows:

                                                                                   Year Ended December 31, 1999
                                                                       -----------------------------------------------------
                                                                                            Weighted
                                                                                            Average            Per-Share
                                                                              Income         Shares              Amount
----------------------------------------------------------------------------------------------------------------------------
Basic Earnings Per Share
   Income available to common stockholders                                  $2,619,563      3,559,018             $.74
                                                                                                          ==================

Effect of Dilutive Securities
   Stock options                                                                               12,844
                                                                       ------------------------------------

Diluted Earnings Per Share
   Income available to common stockholders and assumed conversions
                                                                            $2,619,563      3,571,862             $.73
                                                                       =====================================================

Options to purchase 36,300 shares of common stock from $7.79 to $9.54 per share were outstanding at December 31, 1999, but were not included in the computation of diluted EPS because the options' exercise price was greater than the average market price of the common shares.

                                                                                   Year Ended December 31, 1998
                                                                       -----------------------------------------------------
                                                                                              Weighted
                                                                                              Average       Per-Share
                                                                              Income           Shares         Amount
----------------------------------------------------------------------------------------------------------------------------
Basic Earnings Per Share
   Income available to common stockholders                                  $15,749,869       3,683,143        $4.28
                                                                                                          ==================

Effect of Dilutive Securities
   Stock options                                                                                 10,194
                                                                       ------------------------------------

Diluted Earnings Per Share
   Income available to common stockholders and assumed conversions          $15,749,869       3,693,337        $4.26
                                                                       =====================================================


Options to purchase 46,300 shares of common stock from $7.79 to $9.54 per share were outstanding at December 31, 1998, but were not included in the computation of diluted EPS because the options' exercise price was greater than the average market price of the common shares.

CENTILLION DATA SYSTEMS, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements


Note 18 - Subsequent Acquisition

On February 3, 2000, the Company entered into an Agreement and Plan of Merger with CTI Group Holdings, Inc.(CTIG). This merger is to be effective as soon as each company receives stockholder approval and articles of merger are filed in the respective states. As a result of this Plan of Merger, the shares of the Company's issued and outstanding common stock prior to the merger will be converted into shares of Class A Common Stock and Class B Common Stock of CTIG. In addition, the Company's stockholders will receive the right to additional shares of CTIG Class A Common Stock if certain conditions are met.

Certain of the shares of CTIG Class A Common Stock will be placed in escrow at the merger date and will be transferred to the Company's stockholders if a targeted revenue amount is met during the three-year period following the merger date. If the goal is not met, then the number of shares released from escrow to the Company's stockholders is reduced on a pro rata basis based on the actual target revenue received compared to the goal. If the number of shares from escrow is reduced due to the Company not meeting the target revenue, then its stockholders will have the right to purchase the remaining escrow shares at the price of $1.50 per share.

Prior to the merger date, the Company will create a single member LLC, owned by the Company, to which it will transfer all of its patent rights and patent claims. In addition, the Company will sell its ownership interests in Centillion Digital Systems, Inc., Centillion Digital GmbH, and e.Nova, LLC to its stockholders in exchange for a promissory note due and payable in ten years with interest at the applicable federal rate. These entities are accounted for as discontinued operations at December 31, 1999 (see note 2).

As payments are received by CTIG on the above promissory note, the Company's stockholders will be entitled to receive additional shares of CTIG Class A Common Stock equal in value to the payment received (the CTIG stock to be issued would be valued at 88% of its average market value on the date of distribution). If all or any portion of the promissory note remains outstanding more than five years after the merger, then the Company's stockholders shall receive CTIG Class A Common Stock (on the same basis as if payments were received) based on the fair market value of the promissory note.

As a result of the exchange of CTIG stock for the Company's stock, the stockholders of the Company will hold a majority of the outstanding voting stock of CTIG. Therefore, this transaction will be treated as a recapitalization of the Company with the Company as the acquirer (reverse acquisition). As the acquirer, the Company has capitalized all direct legal and other fees related to the acquisition.

                 Centillion Data Systems, Inc. and Subsidiaries
              Unaudited Condensed Consolidated Financial Statements
                 As of September 30, 2000 and December 31, 1999
             and the Three and Nine Months Ended September 30, 2000
                                    and 1999

                 CENTILLION DATA SYSTEMS, INC. AND SUBSIDIARIES
                   Unaudited Consolidated Statement of Income

                                                          The Three Months   The Three Months   The Nine Months    The Nine Months
                                                            Ended Sept          Ended Sept         Ended Sept         Ended Sept
                                                             30, 2000            30, 1999           30, 2000           30, 1999
------------------------------------------------------------------------------------------------------------------------------------
Net Revenues
   Service Fees                                              $2,610,132           $2,659,165         $7,760,230        $7,803,656
   Patent Licenses                                                    0                    0          7,500,000                 0
   Reimbursed expense                                            58,733               35,507            196,020           239,017
   Other                                                         70,119               27,660            140,653               383
                                                     -------------------------------------------------------------------------------
                                                              2,738,984            2,722,332         15,596,903         8,043,056

Cost of Revenues
   Services                                                   1,014,072            1,088,402          3,254,992         2,969,296
   Patent Licenses                                              194,796              111,855          2,551,345           327,052
                                                     -------------------------------------------------------------------------------
                                                              1,208,868            1,200,257          5,806,337         3,296,348

Gross Profit                                                  1,530,116            1,522,075          9,790,566         4,746,708

Operating Expenses                                              615,631              367,682          1,681,830         1,336,987
                                                     -------------------------------------------------------------------------------
     Operating income                                           914,485            1,154,393          8,108,736         3,409,721

Other Income                                                    416,207               63,179          1,658,591           149,041
                                                     -------------------------------------------------------------------------------

Income From Continuing Operations
Before Income Taxes and Minority Interest                     1,330,692            1,217,572          9,767,327         3,558,762

Income Tax                                                      683,023              485,811          3,977,663         1,419,946

Income From Continuing Operations                               647,669              731,761          5,789,664         2,138,816

Loss from discontinuing operations net of tax
   benefit of $501,502 and $1,386,221                                             (1,066,075)                          (2,814,449)

Minority Interest in Net Loss of Discontinuing
   Operations                                                                         46,691                               92,485
                                                     -------------------------------------------------------------------------------

Net Income (Loss)                                             $647,669            $(287,623)         $5,789,664         $(583,148)
                                                     ===============================================================================

See notes to consolidated financial statements

                 CENTILLION DATA SYSTEMS, INC. AND SUBSIDIARIES
                      Unaudited Consolidated Balance Sheet

                                                            December 31,         Sept 30,          Pro Forma         Pro Forma
                                                                1999               2000           Adjustments       Balance Sheet
---------------------------------------------------------------------------------------------------------------------------------
                            Assets

Current Assets
   Cash and cash equivalents                                  $ 6,097,338      $ 11,577,965     $(5,036,439)(1)       $6,541,526
   Securities available for sale                                6,116,112                 0                                    0
   Accounts receivable (net of allowance of $70,510)            1,136,502         1,579,428        (338,426)(2)        1,241,002
   Other receivables                                               53,904           351,972         (50,024)(3)          301,948
   Prepaid assets                                                 129,917           130,248         (45,646)(4)           84,602
   Income taxes refundable                                        507,912                           930,855 (1)          930,855
   Deferred income tax benefit                                    865,300           131,888                              131,888
   Assets of discontinuing operations                           5,082,961           938,265        (938,265)(5)                0
                                                          -----------------------------------------------------------------------
         Total current assets                                  19,989,946        14,709,766      (5,477,945)           9,231,821
                                                          -----------------------------------------------------------------------
Property and Equipment                                          2,012,751         3,009,089        (227,811)(6)        2,781,278
                                                          -----------------------------------------------------------------------

Other Assets
   Intangible assets                                              221,102           203,860                              203,860
   Deferred Costs                                                 211,781           797,581                              797,581
   Investments                                                     19,800                 0                                    0
   Deferred income tax benefit                                      9,678                 0                                    0
                                                          -----------------------------------------------------------------------
                                                                  462,361         1,001,441               0            1,001,441
                                                          -----------------------------------------------------------------------
                                                             $ 22,465,058      $ 18,720,296     $(5,705,756)         $13,014,540
                                                          =======================================================================

             Liabilities and Stockholders' Equity
Current Liabilities
   Notes payable - banks                                         $118,285
   Accounts payable                                               261,941          $224,346                             $224,346
   Income taxes payable                                                              10,869                               10,869
   Deferred income tax liability                                  389,009             5,970                                5,970
   Accrued liabilities                                            694,166           534,032                              534,032
   Liabilities of discontinuing operations                      2,788,762           487,909       $(487,909)(7)                0
                                                          -----------------------------------------------------------------------
         Total current liabilities                              4,252,163         1,263,126        (487,909)             775,217
                                                          -----------------------------------------------------------------------

Minority Interest In Discontinuing Operations                   1,399,441                 0               0                    0
                                                          -----------------------------------------------------------------------

Redeemable Common Stock                                           490,711           487,498                              487,498

Stockholders' Equity
   Common stock--no-par value                                         363               363                                  363
   Additional paid-in capital                                   8,396,220         8,346,554                            8,346,554
   Accumulated other comprehensive income(Loss)                   795,657          (107,172)                            (107,172)
   Retained Earnings                                            7,130,503         8,729,927      (5,217,847)(8)        3,512,080
                                                          -----------------------------------------------------------------------
                                                               16,322,743        16,969,672      (5,217,847)          11,751,825
                                                          -----------------------------------------------------------------------

                                                             $ 22,465,058      $ 18,720,296     $(5,705,756)         $13,014,540
                                                          =======================================================================

See notes to consolidated financial statements

                  CENTILLION DATA SYSTEMS, INC. AND SUBSIDIARIES
            Unaudited Consolidated Statement of Stockholders' Equity

                                                                                                   Accumulated
                                              Additional                                             Other
                               Common          Paid-In         Comprehensive       Retained      Comprehensive
                               Stock           Capital             Income          Earnings      Income (Loss)       Total
--------------------------------------------------------------------------------------------------------------------------------

 Balances, January 1, 2000      $363         $8,396,220                           $7,130,503       $795,657     $16,322,743


   Comprehensive Income
     Net income                                                 5,789,664          5,789,664                      5,789,664
     Unrealized gains on
       securities, net of
       reclassification
       adjustment                                                (758,920)                         (758,920)       (758,920)
     Foreign currency
       translation
       adjustments                                               (143,909)                         (143,909)       (143,909)
                                                           -------------------
   Comprehensive Income                                         4,886,835

   Distribution of
     Investment in
     related entities and
     other assets                                                                 (4,190,240)                    (4,190,240)

   Stock redemption                              (52,879)                                                           (52,879)
   Revaluation of
     redeemable
      common stock                                 3,213                                                              3,213
                          ----------------------------------                 ---------------------------------------------------


 Balances, September 30,
   2000                          $363         $8,346,554                          $8,729,927      $(107,172)    $16,969,672
                          ==================================                 ===================================================


See notes to consolidated financial statements.

                 CENTILLION DATA SYSTEMS, INC. AND SUBSIDIARIES
                 Unaudited Consolidated Statement of Cash Flows

Nine Months Ended September 30                                                              2000                1999
----------------------------------------------------------------------------------------------------------------------------
Net Cash Provided (used) by Operating Activities                                           $ 4,136,142           $94,179
                                                                                    ----------------------------------------

Net Cash Provided (Used) by Investing Activities                                             3,913,401        (5,850,840)
                                                                                    ----------------------------------------

Net Cash (Used) by Financing Activities                                                     (3,170,125)         (199,731)
                                                                                    ----------------------------------------

Effect of Foreign Currency Exchange Rate Changes on Cash and Cash Equivalents                 (143,909)          (15,736)
                                                                                    ----------------------------------------

Increase (Decrease) in Cash and Cash Equivalents                                             4,735,509        (5,972,128)

Cash and Cash Equivalents, Beginning of Period                                               6,865,542        13,182,315
                                                                                    ----------------------------------------
                                                                                            11,601,051         7,210,187

Cash and Cash Equivalents Included in Assets of Discontinued Operations                        (23,086)       (1,248,617)
                                                                                    ----------------------------------------

Cash and Cash Equivalents, End of Period                                                   $11,577,965        $5,961,570
                                                                                    ========================================

Supplemental Cash Flows Information
   Cash paid for interest                                                                       $2,202           $19,592
   Cash paid for income taxes                                                               $2,320,000        $1,812,305
   Assets Distributed to Shareholders and Transferred to Holdings, LLC                      $1,191,277

See notes to consolidated financial statements.

                 CENTILLION DATA SYSTEMS, INC. AND SUBSIDIARIES
              Notes to Unaudited Consolidated Financial Statements

Note 1 - Business and Basis of Presentation

Founded in 1987, Centillion Data Systems, Inc. pioneered and patented an electronic billing analysis system for the telecommunications industry. Today, Centillion processes data using this software for customers throughout the United States, which based on net revenue, is its most significant service. In addition, Centillion subsidiaries market an internationally recognized digital asset management software application, and launched one of the first ASP (Application Service Provider) initiatives in the Indianapolis area.

The accompanying consolidated financial statements have been prepared by Centillion Data Systems, Inc. and Subsidiaries without audit, and reflect all adjustments (consisting only of normal and recurring adjustments) which, in the opinion of management, are necessary to state fairly the financial information set forth therein in accordance with generally accepted accounting principles. The interim results may not be indicative of the results that may be expected for the year. These financial statements should be read in conjunction with the audited consolidated financial statements for the year ended December 31, 1999 included elsewhere in this proxy statement.

Certain information in footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles has been condensed or omitted, although the Company believes the disclosures are adequate to make the information presented not misleading. These financial statements should be read in conjunction with the financial statements and notes thereto included in the Company's financial statements for the year ended December 31, 1999.


Note 2 - Discontinuing Operations

The Company's management having the authority to approve the action, determined on February 3, 2000 to dispose of its interests in Centillion Digital Systems, Inc., Centillion Digital GmbH, and e.Nova, LLC and subsidiary. These entities provide technology and telecommunication services different than those of the Company and have distinct operations and customers and therefore represent separate major lines of business from the core business of Centillion Data Systems, Inc. Accordingly, the operations of these subsidiaries and investees have been reported separately as discontinued operations in the accompanying financial statements. Under the proposed merger discussed in Note 6 these entities will be sold to a limited liability company, Holdings, LLC, which will be owned by the present stockholders of the Company on the same percentage basis as their ownership in the Company. The sale will be for $2,689,536 with the Company receiving a promissory note for the purchase amount. In addition, cash and other assets will be transferred to Holdings, LLC. The actual amount of the Note will be determined immediately prior to closing. The total amount of the promissory note the Company will receive is expected to be approximately $10,000,000

The transfer of the ownership of the Company's ownership interest in these entities will be accounted for as a spin-off at historical cost, which is less than the fair market value of $2,689,536. Therefore, the disposition will be accounted for as a distribution to the stockholders and the note receivable will not be recognized. The Company had established a loss on disposal of discontinuing operations reserve based on the estimated losses from operations through the expected date of disposal. This reserve has been reduced for actual losses incurred in 2000. This is why there is no loss from discontinuing operations recognized in the current year. Proceeds received on the note will be treated as an equity contribution when received.

At September 30, 2000 and December 31, 1999, the assets and liabilities of these entities consist primarily of cash, accounts receivable, property and equipment, capitalized software costs, goodwill, other intangible assets,

                 CENTILLION DATA SYSTEMS, INC. AND SUBSIDIARIES
              Notes to Unaudited Consolidated Financial Statements

accounts payable and short-term bank financing. Revenues from these entities for the nine months ended, 2000 and the nine months ended September 30, 1999 amount to approximately $987,447 and $1,146,000 respectively.

Note 3 - Major Customer

Contract revenue from one major customer (defined as a customer who provided in excess of 10% of total revenue) approximated 84% of total revenues from continuing operations, net of one-time license fees, during the first nine months of 2000 and 1999. Accounts receivable from this major customer approximated 55% of accounts receivable from continuing operations at September 30, 2000. In September 2000 the Company signed an amendment to the contract with this customer which will expire in March 2001.


Note 4 - Investments

During the nine months ended September 30, 2000, the Company liquidated approximately $6,100,000 at cost of its securities available for sale. The Company realized a gain of approximately $1,260,000 on the sale of these securities during the nine months ended September 30, 2000.


Note 5 - Patent Litigation

During the nine months ended September 30, 2000, the Company received a one-time license fee of $7,500,000 due to a settlement of patent litigation. Costs related to patent litigation were $2,551,345 during this period. This one-time license fee was all recognized as income during this period as the Company has no further obligation under the settlement agreement.


Note 6 - Pending Acquisition

On February 3, 2000, the Company entered into an Agreement and Plan of Merger with CTI Group Holdings, Inc. (CTIG). This agreement was most recently amended on October 26, 2000. This merger is to be effective as soon as each company receives stockholder approval and articles of merger are filed in the respective states. As of September 30, 2000, these conditions have not yet been met. As a result of this Plan of Merger, the shares of the Company's issued and outstanding common stock prior to the merger will be converted into shares of Class A Common Stock and Class B Common Stock of CTIG. In addition, the Company's stockholders will receive the right to additional shares of CTIG Class A Common Stock if certain conditions are met.

Prior to the merger date, the Company will create a single member LLC, owned by the Company to which it will transfer all of its patent rights and patent claims. In addition, on July 31, 2000 the shareholders of the Company established CDS Holdings, LLC and distributed its ownership interest in e.Nova LLC, for $859,977, CHS, LLC for $50,000 and Lockerbie Vermont, LLC $19,800. These distributions were at historical value, which is less than fair value. Along with these ownership interests the Company also distributed $3,000,000 in cash. The Company will also sell its net assets in Centillion Digital Systems, Inc. and Centillion Digital GmbH to CDS Holdings LLC. Both of these transactions are accounted for at historical value, which is less than fair market value, in exchange for a promissory note (based on fair market value) due and payable in seven and half years with interest at the applicable federal rate. These entities are accounted for as discontinued operations at December 31, 1999 (see
Note 2).

                 CENTILLION DATA SYSTEMS, INC. AND SUBSIDIARIES
              Notes to Unaudited Consolidated Financial Statements

As payments are received by CTIG on the above promissory note, the Company's stockholders will be entitled to receive additional shares of CTIG Class A Common Stock equal in value to the payment received (the CTIG stock to be issued would be valued at 88% of its average market value on the date of distribution). If all or any portion of the promissory note remains outstanding more than five years after the merger, then the Company's stockholders shall receive CTIG Class A Common Stock (on the same basis as if payments were received) based on the fair market value of the promissory note.


As a result of the exchange of CTIG stock for the Company's stock, the stockholders of the Company will hold a majority of the outstanding voting stock of CTIG. Therefore, this transaction will be treated as a recapitalization of the Company with the Company as the acquirer (reverse acquisition). As the acquirer, the Company has capitalized all direct legal and other fees related to the acquisition. The amounts are included as Deferred Costs on the balance sheet and totaled $797,581 and $211,781 at September 30, 2000 and December 31, 1999, respectively.

Note 7 - Pro Forma Adjustments

The Pro Forma Adjustments represent the effects of the distribution of the spin-off businesses and related cash accounts receivable, fixed assets and other assets to the Company's shareholders as of September 30, 2000.

(1) It is estimated that $3,903,878 of Cash will be transferred to CDS Holdings, LLC. The balance of cash $1,132,561 is the cost associated with employee severance and related costs to be paid by the Company prior to the transaction. The income tax benefit of these costs and other non cash items is estimated to be $930,855 and has been accounted for as Income Taxes Refundable on the balance sheet
(2)  Accounts Receivable balances to be transferred to CDS Holdings, LLC
(3)  Note Receivable to be transferred to CDS Holdings, LLC
(4)  Deposits to be transferred to CDS Holdings, LLC
(5)  Assets of Discontinued Operations to be transferred to CDS Holdings, LLC
(6)  Office equipment and furniture to be transferred to CDS Holdings, LLC
(7)  Liabilities of Discontinued Operations to be transferred to CDS Holdings,
     LLC
(8)  Net effect on equity of these transactions.

                       Celltech Information Systems, Inc.

                          Audited Financial Statements
            As of and for the Years Ended December 31, 1999 and 1998

                 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Celltech Information Systems, Inc.:

We have audited the accompanying balance sheets of Celltech Information Systems, Inc. (a Delaware Corporation) as of December 31, 1999 and 1998, and the related statements of operations, shareholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Celltech Information Systems, Inc. as of December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.


/s/ Arthur Andersen LLP
-------------------------

Philadelphia, Pa.,
   April 17, 2000, except for Note 1, as to which the date is November 8, 2000.

                       CELLTECH INFORMATION SYSTEMS, INC.
                       ----------------------------------

                                 BALANCE SHEETS
                                 --------------

                                                                                            December 31
                                                                                ---------------------------------
                                                                                      1999             1998
                                                                                ---------------  ----------------
                                    ASSETS
                                    ------
CURRENT ASSETS:
   Cash and cash equivalents                                                    $       325,627  $       719,709
   Accounts receivable, net of allowance for doubtful accounts of $410,072 and
     $13,708 at December 31, 1999 and 1998, respectively                                666,408          983,964
   Inventory                                                                              6,886           29,286
   Prepaid expenses                                                                      83,118           66,529
   Income tax receivable                                                                161,786           60,479
   Deferred income taxes                                                                191,230              --
                                                                                ---------------  ---------------
                  Total current assets                                                1,435,055        1,859,967
                                                                                ---------------  ---------------
PROPERTY AND EQUIPMENT, net of accumulated depreciation of $278,617 and
   $591,244 at December 31, 1999 and 1998, respectively                                 343,740          260,265
OTHER ASSETS                                                                              4,670            4,670
                                                                                ---------------  ---------------
                                                                                $     1,783,465  $     2,124,902
                                                                                ===============  ===============
                     LIABILITIES AND SHAREHOLDERS' EQUITY
                     ------------------------------------
CURRENT LIABILITIES:
   Accounts payable                                                             $       449,186  $       349,268
   Accrued expenses                                                                     554,842          586,089
   Promissory notes payable                                                              95,130          147,222
   Current portion of capital leases                                                     45,833              --
                                                                                ---------------  ---------------
                  Total current liabilities                                           1,144,991        1,082,579
CAPITAL LEASES, LESS CURRENT PORTION                                                    164,001              --
DEFERRED INCOME TAXES                                                                    12,202            2,641
                                                                                ---------------  ---------------
                                                                                      1,321,194        1,085,220
                                                                                ---------------  ---------------
COMMITMENTS AND CONTINGENCIES (Notes 1 and 11)
SHAREHOLDERS' EQUITY:
   Common stock, par value of $1.00,
     2,353 shares authorized and issued                                                   2,353            2,353
   Additional paid-in capital                                                             1,000            1,000
   Retained earnings                                                                    458,918        1,036,329
                                                                                ---------------  ---------------
                  Total shareholders' equity                                            462,271        1,039,682
                                                                                ---------------  ---------------
                                                                                $     1,783,465  $     2,124,902
                                                                                ===============  ===============

   The accompanying notes are an integral part of these financial statements.

                       CELLTECH INFORMATION SYSTEMS, INC.
                       ----------------------------------

                            STATEMENTS OF OPERATIONS
                            ------------------------

                                                                                     For the Years Ended
                                                                                           December 31
                                                                              ------------------------------------
                                                                                    1999               1998
                                                                              ----------------   -----------------

  REVENUES                                                                    $      7,952,798   $      8,991,445

  EXPENSES:
     Cost of revenues (excluding depreciation and amortization)                      3,983,936          4,230,177
     Research and development                                                          422,252            451,856
     Selling, general and administrative                                             4,135,768          3,658,694
     Depreciation and amortization                                                     125,422             97,430
                                                                              ----------------   ----------------

                                                                                     8,667,378          8,438,157
                                                                              ----------------   ----------------

             Operating (loss) income                                                  (714,580)           553,288
                                                                              ----------------   ----------------

  OTHER (EXPENSE) INCOME:
     Interest income (expense)                                                           6,547             (2,488)
     Other (expense) income                                                           (152,353)            45,000
                                                                              ----------------   ----------------

             (Loss) income before provision
                for income taxes                                                      (860,386)           595,800

  INCOME TAX BENEFIT (PROVISION)                                                       282,975           (209,216)
                                                                              ----------------   ----------------

  NET (LOSS) INCOME                                                           $       (577,411)  $        386,584
                                                                              ================   ================

  NET (LOSS) INCOME PER COMMON SHARE                                          $        (245.39)  $         164.29
                                                                              ================   ================

  WEIGHTED AVERAGE COMMON SHARES
     OUTSTANDING                                                                         2,353              2,353
                                                                              ================   ================


   The accompanying notes are an integral part of these financial statements.

                       CELLTECH INFORMATION SYSTEMS, INC.
                       ----------------------------------

                       STATEMENTS OF SHAREHOLDERS' EQUITY
                       ----------------------------------

                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998
                 ----------------------------------------------



                                                                     Additional                               Total
                                                     Common            Paid-In           Retained         Shareholders'
                                                      Stock            Capital           Earnings            Equity
                                                ---------------   ---------------    ---------------    ---------------

BALANCE, DECEMBER 31, 1997                      $         2,353   $         1,000    $       649,745    $       653,098
     Net income                                             --                --             386,584            386,584
                                                ---------------   ---------------    ---------------    ---------------

BALANCE, DECEMBER 31, 1998                                2,353             1,000          1,036,329          1,039,682
     Net loss                                               --                --            (577,411)          (577,411)
                                                ---------------   ---------------    ---------------    ---------------

BALANCE, DECEMBER 31, 1999                      $         2,353   $         1,000    $       458,918    $       462,271
                                                ===============   ===============    ===============    ===============


   Thee accompanying notes are an integral part of these financial statements.

                       CELLTECH INFORMATION SYSTEMS, INC.
                       ----------------------------------

                            STATEMENTS OF CASH FLOWS
                            ------------------------

                                                                                         For the Years Ended
                                                                                             December 31
                                                                                 ---------------------------------
                                                                                       1999             1998
                                                                                 ---------------  ----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net (loss) income                                                             $      (577,411) $       386,584
   Adjustments to reconcile net (loss) income
     to net cash (used in) provided by operating activities-
     Depreciation and amortization                                                       125,422           97,430
     Deferred tax (benefit) provision                                                   (181,669)           2,738
   Changes in operating assets and liabilities-
     Accounts receivable                                                                 317,556         (331,532)
     Accounts receivable from related parties                                              --             180,000
     Inventory                                                                            22,400            2,523
     Prepaid expenses                                                                    (16,589)           2,111
     Income tax receivable                                                              (101,307)         (58,163)
     Accounts payable                                                                     99,918          (71,917)
     Accrued expenses                                                                    (31,247)         265,390
                                                                                 ---------------  ---------------
           Net cash (used in) provided by operating activities                          (342,927)         475,164
                                                                                 ---------------  ---------------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Additions to property and equipment                                                  (208,897)        (165,634)
                                                                                 ---------------  ---------------
           Net cash used in investment activities                                       (208,897)        (165,634)
                                                                                 ---------------  ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Repayment of debt                                                                     (52,092)          (2,778)
   Proceeds from borrowings                                                              209,834          150,000
                                                                                 ---------------  ---------------
           Net cash provided by financing activities                                     157,742          147,222
                                                                                 ---------------  ---------------
   Net (decrease) increase in cash and cash equivalents                                 (394,082)         456,752

CASH AND CASH EQUIVALENTS, beginning of year                                             719,709          262,957
                                                                                 ---------------  ---------------

CASH AND CASH EQUIVALENTS, end of year                                           $       325,627  $       719,709
                                                                                 ===============  ===============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
     Cash paid for interest                                                      $        15,313  $         2,488
                                                                                 ===============  ===============
     Cash paid for taxes                                                         $           --   $       262,000
                                                                                 ===============  ===============


   The accompanying notes are an integral part of these financial statements.

                       CELLTECH INFORMATION SYSTEMS, INC.
                       ----------------------------------

                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------

                           DECEMBER 31, 1999 AND 1998
                           --------------------------




1.   DESCRIPTION OF BUSINESS:
     ------------------------

Celltech Information Systems, Inc. (the "Company") (formerly Celltech Cellular Information Systems, Inc. and Radio Telephone Billing Service Company, Inc.) was incorporated under the laws of the State of Delaware on March 3, 1988.

The Company provides data processing services for the telecommunications industry. These services include processing and rating of call records, statement fulfillment and consulting services.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company incurred an operating loss of $714,580 and an operating cash flow deficit of $342,927 during 1999. In addition, during 1999 the Company was not in compliance with the financial covenants of a Promissory Note, as discussed in Note 5, for which there was no balance outstanding at December 31, 1999. The Company obtained a waiver through December 31, 1999 for this covenant violation. This waiver does not extend beyond December 31, 1999. These conditions raised substantial doubt about the Company's ability to continue as a going concern. Consequently, the original report of the Company's independent public accountants included a paragraph stating that there was a substantial doubt as to the ability of the Company to continue as a going concern. As a result of management's actions to reduce costs in 2000, the Company's independent public accountants have removed the paragraph discussed above from their report.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     -------------------------------------------


Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.


Inventory

Inventory is stated at the lower of cost or market, with cost determined by the specific identification method.

Property and Equipment

Property and equipment are stated at cost. Major additions are capitalized while minor improvements, which do not extend the useful life of the asset, are expensed in the period incurred. The cost and accumulated depreciation of assets retired, sold or otherwise disposed of are eliminated from the accounts and resulting gains or losses, if any, are reflected in the statements of operations. Depreciation is computed on the straight-line method over the estimated useful lives of the assets, primarily three to seven years. Leasehold improvements are depreciated over the shorter of their useful lives or the remaining lease terms. Capital leases are depreciated over the shorter of their useful lives or lease term.


Computer Software Costs

The Company classifies the internal and external direct costs incurred during the preliminary project stage of a computer software application as research and development costs and charges those costs to expense when incurred. During the application development stage, direct costs of producing an application system are capitalized and amortized over the estimated life of the system. Costs of maintenance and customer support are charged to expense when costs are incurred. Capitalized software development costs, net, which are amortized over a three-year life, amounted to $0 and $41,940 at December 31, 1999 and 1998, respectively. Research and development costs expensed during 1999 and 1998 were $422,252 and $451,856, respectively.


Revenue Recognition

The Company recognizes revenues from processing and rating of call records and billing fulfillment when the related services are complete. During 1999 and 1998, revenues included $1,714,033 and $1,511,026 related to postage revenues, respectively. The related postage costs during 1999 and 1998 were $1,528,302 and $1,374,512, respectively.


Income Taxes

The Company records deferred income taxes for the estimated future tax effects of temporary differences between financial statement carrying amounts and the tax bases of existing assets and liabilities. A valuation allowance is recorded against deferred tax assets when it is concluded that it is more likely than not the related tax benefit will not be realized.


Fair Value of Financial Instruments

The fair value of financial instruments is determined by reference to various market data and other valuation techniques, as appropriate. The Company's financial instruments include accounts receivable and debt. The fair value of these financial instruments approximate their recorded book value as of December 31, 1999 and 1998.

New Accounting Pronouncements

In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activity." SFAS No. 133, as amended by SFAS No. 137, is required to be adopted by the Company on January 1, 2001. Management is currently assessing the effect of this pronouncement; however, management does not expect adoption of this statement to have a material effect on the Company's financial position or results of operations.


Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make reasonable estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.   INVENTORY:
     ----------

As of December 31, 1999 and 1998, inventory consists of the following:

                                                  1999              1998
                                             --------------    ---------------

  Forms and envelopes                        $        6,886    $        29,286
                                             ==============    ===============

4.   PROPERTY AND EQUIPMENT:
     -----------------------

As of December 31, 1999 and 1998, the major classifications of property and equipment are as follows:
                                                  1999              1998
                                             --------------    ---------------

  Furniture and office equipment             $       39,288    $       113,815
  Computer equipment                                405,292            350,326
  Leasehold improvements                             30,879            222,111
  Software                                          146,898            165,257
                                             --------------    ---------------
                                                    622,357            851,509
  Accumulated depreciation                         (278,617)          (591,244)
                                             --------------    ---------------
  Property and equipment, net                $      343,740    $       260,265
                                             ==============    ===============

5.   DEBT:
     -----
Debt consists of the following:

                                                     1999             1998
                                               --------------   --------------

  Facility A                                   $        --      $       50,000
  Facility B                                           63,886           97,222
  Facility C                                           31,244              --
                                               --------------   --------------
         Total debt                            $       95,130   $      147,222
                                               ==============   ==============

On August 26, 1997, the Company entered into a promissory note ("Facility A"). Facility A provided for borrowings up to $200,000. Subsequently, on August 26, 1999, the Company and the bank modified the terms of Facility A. The modified terms provided for the following: (1) borrowing availability up to $400,000 and
(2) an interest rate of Prime plus 0.50%. Amounts outstanding under Facility A, which were $0 and $50,000 at December 31, 1999 and 1998, respectively, are personally guaranteed by the President of the Company. Facility A is due upon demand by the bank. If no demand is made, all outstanding principal and interest are due on August 26, 2000. Management intends to renew the facility at that time. In addition, the Company is subject to certain financial covenants, including (1) tangible minimum net worth, as defined by the promissory note, of $900,000, and (2) a minimum net worth ratio, as defined by the promissory note, of 1.7 to 1.0. During 1999, the Company was not in compliance with the tangible net worth requirement. The Company has obtained a waiver through the period ended December 31, 1999 for this covenant violation This waiver does not extend beyond December 31, 1999.

On July 16, 1998, the Company entered into a second promissory note ("Facility B"). Facility B provides for borrowings up to $100,000 at an interest rate of Prime plus 1.00%. In addition, the bank is not obligated to advance funds requested by the Company after November 13, 1998. The borrowings are due upon demand by the bank. Monthly principal payments began on December 13, 1998, and will continue, in the absence of demand by the bank, until November 13, 2001, at which time all remaining amounts due will be satisfied.

On May 3, 1999, the Company entered into a third promissory note ("Facility C"). Facility C provided for borrowings up to $100,000 at an interest rate of 8.25%. In addition, the bank is not obligated to advance funds requested by the Company after August 31, 1999. The borrowings are due upon demand by the bank. Monthly principal payments began on September 30, 1999, and will continue, in the absence of demand by the bank, until August 31, 2002, at which time all remaining amounts due will be satisfied.

Total interest expense during 1999 and 1998 was $15,315 and $2,488, respectively. The weighted-average interest rate at December 31, 1999 and 1998 was 8.83% and 9.50%, respectively. Weighted-average borrowings outstanding during 1999 and 1998 were $121,735 and $42,013, respectively. During 1999, borrowings ranged from $95,129 to $147,222. During 1998, borrowings ranged from $0 to $147,222.

6.   CAPITAL LEASE OBLIGATIONS:
     --------------------------

Property under capital lease obligations at December 31, 1999 consist of the following:

     Leased property - capital leases                    $       142,945
     Less:  Accumulated depreciation                             (14,295)
                                                         ---------------
                                                         $       128,650
                                                         ===============

Depreciation of leased property under capital leases amounted to $14,295 and $0 during 1999 and 1998, respectively.

Capital lease obligations at December 31, 1999 consist of the following:

     Green Tree Vendor Service Corporation due $3,380
       per month including interest through November 2003
       with a $1 buyout. Secured by related computer
       equipment.                                               $       129,033

     Conseco Finance Vendor Service Corporation due $264
       per month including interest through December 2003
       with a $1 buyout. Secured by the related voice mail
       system.                                                            9,047

     Conseco Finance Vendor Service Corporation due $2,057
       per month including interest through December 2003.
       Secured by related computer equipment.                            71,754

     Less:  Amounts due within one year                                 (45,833)
                                                                ---------------

                                                                $       164,001
                                                                ===============


Future lease payments under capital lease obligations are as follows:

     2000                                                       $        68,412
     2001                                                                68,412
     2002                                                                68,412
     2003                                                                60,215
                                                                ---------------
                                                                        265,451
     Less:  Imputed interest                                            (55,617)
                                                                ---------------

                                                                $       209,834
                                                                ===============
                                      F-40

7.   EARNINGS PER SHARE:
     -------------------

Basic earnings per share are computed by dividing net loss or net income applicable to common shareholders by the weighted average number of shares outstanding during the period. There are no potentially dilutive securities which would have a dilutive effect on earnings per share outstanding during 1999 or 1998.

8.   INCOME TAXES:
     -------------

Summaries of the benefit (provisions) for income taxes are as follows for December 31:

                                                    1999             1998
                                              ---------------  ---------------

  Current                                     $       101,306  $      (206,478)
  Deferred                                            181,669           (2,738)
                                              ---------------  ---------------

  Benefit (provision) for income taxes        $       282,975  $      (209,216)
                                              ===============  ===============

The significant components of deferred tax assets and liabilities are as follows:

                                                    Year Ended December 31
                                               --------------------------------
                                                    1999              1998
                                               --------------    --------------
  Deferred tax assets:
     Receivables reserve                       $      139,430    $          --
     Accruals                                          51,800               --
                                               --------------    -------------

                                                      191,230               --
                                               --------------    -------------

  Deferred tax liabilities:
     Plant and equipment                              (12,202)           (2,641)
                                               --------------    --------------

     Net deferred income tax asset (liability) $      179,028    $       (2,641)
                                               ==============    ==============


9.   CONCENTRATION OF CREDIT RISK:
     -----------------------------

In 1999 and 1998, approximately 84% and 65%, respectively, of the Company's revenues were derived from three customers. The revenues during 1999 and 1998 and the accounts receivable balances at December 31, 1999 and 1998 related to these three customers are as follows:


                                           REVENUES                   ACCOUNTS RECEIVABLE, net
                               ---------------------------------- ----------------------------------
                                    1999              1998              1999             1998
                               --------------   --------------    --------------   -----------------
  Customer A                   $    3,700,330   $    2,188,217    $      331,675   $      185,871

  Customer B                        1,443,268        2,295,318                 0          380,105

  Customer C                        1,453,487        1,390,266           245,543          298,299

During 1999, Customer B filed for Chapter 11 reorganization under the United States Bankruptcy Code. During 1999, the Company recorded a charge of approximately $407,000 to reduce Customer B's receivable to its net realizable value. The loss of any major customer could have a material effect on the Company.

10.  PROFIT-SHARING PLAN:
     --------------------

The Company maintains a profit-sharing plan (the "Plan") under the provisions of
Section 401(k) of the Internal Revenue Code. The plan covers all eligible employees. Contributions to the Plan by the Company are equal to 50% of the employee's contribution, up to a maximum of 6% of the employee's salary. As of December 31, 1999 and 1998, the Company made $51,265 and $32,108, respectively, of contributions to the Plan.

11.  COMMITMENTS AND CONTINGENCIES:
     ------------------------------

The Company leases office facilities, computer and office equipment under cancelable and noncancellable leases expiring at various times through October 2004. The following is a schedule by year of the future minimum rental payments required under operating leases that have initial or remaining noncancellable lease terms in excess of one year.

  2000                                         $       473,819
  2001                                                 449,494
  2002                                                 459,973
  2003                                                 461,896
  2004                                                 231,854
                                               ---------------
                                               $     2,077,036
                                               ===============

Total rental expense for all operating leases was $479,036 and $309,780 for 1999 and 1998, respectively.

12.  RELATED PARTY TRANSACTIONS:
     ---------------------------

On December 29, 1999, three individual minority shareholders of the Company filed a complaint (the "Complaint") against the Company and the majority shareholder of the Company. On March 29, 2000, the minority shareholders and the majority shareholder entered into a Compromise, Settlement and Indemnity Agreement whereby the Company paid $152,353. The court subsequently dismissed the Complaint. The payment is reflected in other expense (income) and accrued expenses in the 1999 financial statements.

During 1998, the Company recorded a charge of $180,000 to reflect the write-off of a related party receivable from Symphony Management Associates, Inc. ("Symphony"). Symphony is majority owned by the minority shareholders of the Company. This charge was recorded in the selling, general and administrative expenses in the accompanying 1998 statement of operations. No receivable balance exists from Symphony at December 31, 1999 or 1998.

13.  SUPPLEMENTARY DATA:
     -------------------

Components of accrued expenses:

                                                 Year Ended December 31
                                             ----------------------------------
                                                  1999              1998
                                             --------------    ----------------

  Accrued vacation and sick pay              $      197,006    $       203,328
  Accrued incentives                                     --            240,000
  Accrued settlement                                152,353                --
  Accrued rent                                       12,424             17,679
  Accrued other                                      64,837             37,299
  Customer deposits                                 128,222             87,783
                                             --------------    ---------------

  Total accrued expenses                     $      554,842    $       586,089
                                             ==============    ===============

14. SUBSEQUENT EVENT:
    -----------------

On April 6, 2000, the Company and CTI (Holding) Group, Inc. ("CTIG") entered into a definitive merger agreement (the "Agreement") for the sale of 100% of the common stock of the Company. The merger is expected to be consummated during the second quarter of 2000, subject to CTIG shareholder approval. The total estimated purchase price for the Company is $2,888,587. The estimated purchase price is based on: (1) a $262,599 cash payment to the Company shareholders; (2) 934,515 shares of CTIG Class A common stock; valued at $2.81 per share based on the average trading price preceding the most recent 20 consecutive business days through April 7, 2000 and (3) 841,064 shares of CTIG Class A common stock to be delivered to an escrow agent upon closing. The shares delivered to the escrow agent are considered contingent consideration, payable to Company shareholders upon attainment of certain performance criteria over three years. This contingent consideration will be recorded as additional purchase price when the contingency is resolved and consideration is issued or becomes issuable.

In the event that the average market price per share, as defined by the Agreement, of the CTIG Class A common stock on the closing date is greater than $3.00, to a maximum of $3.75, or below $3.00 to a minimum of $2.25, then the total number of shares shall be determined by dividing $4,989,378 by such average market price per share; provided that in no event will the stock be less than 1,330,501 shares nor more than 2,217,501 shares regardless of the average market price per share of CTIG Class A common stock.

                       Celltech Information Systems, Inc.

                         Unaudited Financial Statements
                    As of September 30, 2000 and December 31,
                       1999 and the Nine and Three Months
                        Ended September 30, 2000 and 1999

                       CELLTECH INFORMATION SYSTEMS, INC.


                                 BALANCE SHEETS
                                   (UNAUDITED)

                                                                            September 30,      December 31,
                                                                               2000                1999
                                                                            -------------      ------------
                                     ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                                                 $  650,047         $  325,627
   Accounts receivable, net of allowance for doubtful accounts of
     $410,072 at both September 30, 2000 and December 31, 1999                  564,995            666,408
   Inventory                                                                      6,886              6,886
   Prepaid expenses                                                              19,727             83,118
   Income tax receivable                                                              0            161,786
   Deferred income taxes                                                        191,230            191,230
                                                                             ----------         ----------
                  Total current assets                                        1,432,885          1,435,055
                                                                             ----------         ----------
PROPERTY AND EQUIPMENT, net of accumulated depreciation of  $366,251 and
   $278,617 at September 30, 2000 and December 31, 1999, respectively
                                                                                253,441            343,740
OTHER ASSETS                                                                      7,321              4,670
                                                                             ----------         ----------
                                                                             $1,693,647         $1,783,465
                                                                             ==========         ==========
                      LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable                                                          $  333,430         $  449,186
   Accrued expenses                                                             266,902            554,842
   Promissory notes payable                                                      42,978             95,130
   Current portion of capital leases                                             45,834             45,833
   Federal Income Tax Payable                                                   105,260                  0
                                                                             ----------         ----------
                  Total current liabilities                                     794,404          1,144,991
CAPITAL LEASES, LESS CURRENT PORTION                                            108,991            164,001
DEFERRED INCOME TAXES                                                            12,202             12,202
                                                                             ----------         ----------
                                                                                915,597          1,321,194
                                                                             ----------         ----------
COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS' EQUITY:
   Common stock, par value of $1.00,
     2,353 shares authorized and issued                                           2,353              2,353
   Additional paid-in capital                                                     1,000              1,000
   Retained earnings                                                            774,697            458,918
                                                                             ----------         ----------
                  Total shareholders' equity                                    778,050            462,271
                                                                             ----------         ----------
                                                                             $1,693,647         $1,783,465
                                                                             ==========         ==========

   The accompanying notes are an integral part of these financial statements.

                       CELLTECH INFORMATION SYSTEMS, INC.

                        STATEMENTS OF OPERATIONS
                                   (UNAUDITED)


                                                                  For the Three Months Ended            For the Nine Months Ended
                                                                         September 30,                        September 30,
                                                                ------------------------------       ------------------------------
                                                                   2000                1999             2000                1999
                                                                ----------          ----------       ----------          ----------
REVENUES                                                        $1,515,520          $1,911,985       $5,125,853          $6,236,214

EXPENSES:
   Cost of revenues (excluding depreciation and amortization)      629,060           1,001,729        2,342,598           2,865,619
   Research and development                                         34,304              90,261           77,184             391,566
   Selling, general and administrative                             576,781             826,721        2,196,179           2,938,163
   Depreciation and amortization                                    34,522              26,902          103,178              80,018
                                                                ----------          ----------       ----------          ----------
                                                                 1,274,667           1,945,613        4,719,140           6,275,366
                                                                ----------          ----------       ----------          ----------
           Operating (loss) income                                 240,853             (33,628)         406,713             (39,152)
                                                                ----------          ----------       ----------          ----------
OTHER (EXPENSE) INCOME:
   Interest income (expense)                                         1,838               4,077              281               6,807
   Other (expense) income                                            2,251                   0           14,045                   0
                                                                ----------          ----------       ----------          ----------
           (Loss) income before provision
              for income taxes                                     244,941             (29,551)         421,039             (32,345)
INCOME TAX BENEFIT (PROVISION)                                     (55,059)                  0         (105,260)                  0
                                                                ----------          ----------       ----------          ----------
NET (LOSS) INCOME                                               $  189,882          $  (29,551)      $  315,779          $  (32,345)
                                                                ==========          ==========       ==========          ==========
NET (LOSS) INCOME PER COMMON SHARE                              $    80.70          $  (12.56)       $   134.20          $   (13.75)
                                                                ==========          ==========       ==========          ==========
WEIGHTED AVERAGE COMMON SHARES
   OUTSTANDING                                                       2,353               2,353            2,353               2,353
                                                                ==========          ==========       ==========          ==========


   The accompanying notes are an integral part of these financial statements.

                       CELLTECH INFORMATION SYSTEMS, INC.

                            STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)



                                                                      For the Nine Months Ended
                                                                            September 30,
                                                                      --------------------------
                                                                        2000             1999
                                                                      ---------        ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net (loss) income                                                  $ 315,779        $ (32,345)
   Adjustments to reconcile net income from operations
     to cash (used in) provided by operations-
     Depreciation and amortization                                       87,634           80,018
   Changes in operating assets and liabilities-
     Accounts receivable                                                101,413         (119,441)
     Prepaid expenses                                                    63,391            1,844
     Income tax receivable                                              161,786             --
     Accounts payable                                                  (115,756)         (92,282)
     Other assets                                                        (2,651)               2
     Accrued expenses                                                  (287,939)         (84,860)
     Federal income tax payable                                         105,260                0
                                                                      ---------        ---------
           Net cash (used in) provided by operating activities          428,918         (247,064)
                                                                      ---------        ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Additions to property and equipment                                    2,665          (41,536)
                                                                      ---------        ---------
           Net cash used in investment activities                         2,665          (41,536)
                                                                      ---------        ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Repayment of debt                                                   (107,162)         (12,199)
                                                                      ---------        ---------
           Net cash provided by financing activities                   (107,162)         (12,199)
                                                                      ---------        ---------
   Net (decrease) increase in cash and cash equivalents                 324,421         (300,799)

CASH AND CASH EQUIVALENTS, beginning of year                            325,627          719,709
                                                                      ---------        ---------

CASH AND CASH EQUIVALENTS, end of quarter                             $ 650,047        $ 418,910
                                                                      =========        =========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
     Cash paid for interest                                           $   5,338        $   8,147
                                                                      =========        =========
     Cash paid for taxes                                              $      --        $      --
                                                                      =========        =========

   The accompanying notes are an integral part of these financial statements.

                       CELLTECH INFORMATION SYSTEMS, INC.

                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE 1:  Business and Basis of Presentation

Celltech provides data processing services for the telecommunications industry. These services include processing and rating of call records, statement fulfillment and consulting services.

The accompanying financial statements have been prepared by Celltech Information Systems, Inc. without audit, and pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"), and reflect all adjustments which, in the opinion of management, are necessary for a fair statement of the results for the interim periods presented. All such adjustments are of a normal recurring nature.

Certain information in footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles has been condensed or omitted pursuant to the rules and regulations of the SEC, although the Company believes the disclosures are adequate to make the information presented not misleading. These financial statements should be read in conjunction with financial statements and the notes thereto included in the Company's December 31, 1999 audited financial statements.

NOTE 2:  Subsequent Event

On April 6, 2000, the Company and CTI (Holding) Group, Inc. ("CTIG") entered into a definitive merger agreement (the "Agreement") for the sale of 100% of the common stock of the Company. The merger is expected to be consummated during the first quarter of 2001, subject to CTIG shareholder approval. The total estimated purchase price for the Company is $2,888,587. The estimated purchase price is based on: (1) a $262,599 cash payment to the Company shareholders; (2) 934,515 shares of CTIG Class A common stock; valued at $2.81 per share based on the average trading price preceding the most recent 20 consecutive business days through April 7, 2000 and (3) 841,064 shares of CTIG Class A common stock to be delivered to an escrow agent upon closing. The shares delivered to the escrow agent are considered contingent consideration, payable to Company shareholders upon attainment of certain performance criteria over three years. This contingent consideration will be recorded as additional purchase price when the contingency is resolved and consideration is issued or becomes issuable.

In the event that the average market price per share, as defined by the Agreement, of the CTIG Class A common stock on the closing date is greater than $3.00, to a maximum of $3.75, or below $3.00 to a minimum of $2.25, then the total number of shares shall be determined by dividing $4,989,378 by such average market price per share; provided that in no event will the stock be less than 1,330,501 shares nor more than 2,217,501 shares regardless of the average market price per share of CTIG Class A common stock.

         Centillion Digital Systems, Inc. and Subsidiaries, e.Nova, LLC
                          and Subsidiary, and CHS, LLC
                          Combined Financial Statements
                  As of December 31, 1999 and 1998 (Unaudited)
               and for the Years Ended December 31, 1999 and 1998
                                   (Unaudited)

                          Independent Auditor's Report


To Stockholders and Members of
Centillion Digital Systems, Inc. and Subsidiaries,
  e.Nova, LLC and Subsidiary, and CHS, LLC
Indianapolis, Indiana


We have audited the accompanying combined balance sheet of Centillion Digital Systems, Inc. and Subsidiaries, e.Nova, LLC and Subsidiary, and CHS, LLC (which are under common ownership) as of December 31, 1999, and the related combined statements of income, stockholders' and members' equity and cash flows for the year then ended. These combined financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the consolidated financial position of Centillion Digital Systems, Inc. and Subsidiaries, e.Nova, LLC and Subsidiary, and CHS, LLC as of December 31, 1999, and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.




/s/ Olive LLP
---------------------
Indianapolis, Indiana
November 6, 2000

               CENTILLION DIGITAL SYSTEMS, INC. AND SUBSIDIARIES,
                    e.NOVA, LLC AND SUBSIDIARY, AND CHS, LLC
                          Combined Statement of Income

Year Ended December 31                                       1999              1998
---------------------------------------------------------------------------------------
                                                           (Audited)        (Unaudited)
Net Revenues                                               $1,566,279        $1,204,904

Cost of Revenues                                            2,168,420         2,007,993
                                                          -----------------------------

Gross Loss                                                   (602,141)         (803,089)
                                                          -----------------------------

Operating Income (Expenses)
   General and administrative                              (4,041,913)       (4,188,545)
   Selling                                                   (533,991)         (808,287)
   Write down of intangibles                                                 (1,590,621)
   Gain (loss) on sale of assets                              359,969            (2,010)
                                                          -----------------------------
                                                           (4,215,935)       (6,589,463)
                                                          -----------------------------
     Operating loss                                        (4,818,076)       (7,392,552)
                                                          -----------------------------

Other Income (Expense)
   Investment loss                                            (42,025)
   Interest expense                                           (23,673)          (45,167)
                                                          -----------------------------
                                                              (65,698)          (45,167)
                                                          -----------------------------

Loss Before Income Taxes                                   (4,883,774)       (7,437,719)

Income Tax Benefit                                           1,260,801         1,796,154
                                                          -----------------------------

Net Loss                                                  $(3,622,973)      $(5,641,565)
                                                          =============================


See notes to combined financial statements.

               CENTILLION DIGITAL SYSTEMS, INC. AND SUBSIDIARIES,
                    e.NOVA, LLC AND SUBSIDIARY, AND CHS, LLC
                             Combined Balance Sheet

December 31                                                                     1999               1998
--------------------------------------------------------------------------------------------------------------
                                                                              (Audited)          (Unaudited)
                                       Assets
Current Assets
   Cash and cash equivalents                                                  $  768,204         $1,512,709
   Accounts receivable (net of allowance of $45,447 and $6,000)                  268,031            129,416
   Other receivables                                                             407,971            175,383
   Prepaid assets                                                                 66,766             48,222
                                                                              -----------------------------
         Total current assets                                                  1,510,972          1,865,730
                                                                              -----------------------------

Property and Equipment, net                                                    1,130,685          1,932,212
                                                                              -----------------------------

Other Assets
   Intangible assets, net                                                        816,289            475,276
   Investments, at cost                                                          140,000
                                                                              -----------------------------
                                                                                 956,289            475,276
                                                                              -----------------------------

                                                                              $3,597,946         $4,273,218
                                                                              =============================
                  Liabilities and Stockholders' and Members' Equity
Current Liabilities
   Notes payable                                                              $   94,390         $   16,031
   Accounts payable                                                              113,464            118,862
   Accounts payable, related party                                             1,186,970            462,920
   Unearned revenue                                                               46,821             10,690
   Accrued liabilities                                                           334,252            302,582
                                                                              -----------------------------
         Total current liabilities                                             1,775,897            911,085
                                                                              -----------------------------

Stockholders' and Members' Equity
   Common stock--no-par value
     Authorized--1,000 shares
     Issued and outstanding--100 shares                                              100                100
   Additional paid-in capital                                                 19,146,816         17,262,894
   Accumulated other comprehensive income                                        135,667             54,084
   Members' equity                                                             1,663,254          1,612,908
   Retained deficit                                                          (19,123,788)       (15,567,853)
                                                                              -----------------------------
                                                                               1,822,049          3,362,133
                                                                              -----------------------------

                                                                              $3,597,946         $4,273,218
                                                                              =============================


See notes to combined financial statements.

               CENTILLION DIGITAL SYSTEMS, INC. AND SUBSIDIARIES,
                    e.NOVA, LLC AND SUBSIDIARY, AND CHS, LLC
             Combined Statement of Stockholders' and Members' Equity

                                                                                             Accumulated
                                                Additional                                      Other       Members'
                                       Common     Paid-in     Comprehensive    Retained     Comprehensive    Equity
                                       Stock      Capital         Loss          Deficit         Income      (Deficit)    Total
-----------------------------------------------------------------------------------------------------------------------------------

Balances, January 1, 1998               $100    $14,539,866                  $ (8,303,922)     $ 50,506                $6,286,550
   (unaudited)


   Comprehensive loss
     Net loss                                                  $(5,641,565)    (5,467,777)                 $ (173,788) (5,641,565)
     Foreign currency translation
       adjustments                                                   3,578                        3,578                     3,578
                                                               -----------
   Comprehensive loss                                          $(5,637,987)
                                                               ===========
   Distribution of tax benefits                                                (1,796,154)                             (1,796,154)
   Capital contribution                           2,723,028                                                             2,723,028
   Member units issued                                                                                      1,786,696   1,786,696
                                        -------------------                  ----------------------------------------------------


Balances, December 31, 1998
   (unaudited)                           100     17,262,894                   (15,567,853)       54,084     1,612,908   3,362,133


   Comprehensive loss
     Net loss                                                  $(3,622,973)    (2,295,134)                 (1,327,839) (3,622,973)
     Foreign currency translation
       adjustments                                                  81,583                       81,583                    81,583
                                                               -----------
   Comprehensive loss                                          $(3,541,390)
                                                               ===========
   Distribution of tax benefits                                                (1,260,801)                             (1,260,801)
   Capital contribution                           1,883,922                                                             1,883,922
   Member units issued                                                                                      1,378,185   1,378,185
                                        -------------------                  ----------------------------------------------------


Balances, December 31, 1999
   (audited)                            $100    $19,146,816                  $(19,123,788)     $135,667    $1,663,254  $1,822,049
                                        ===================                  ====================================================



See notes to combined financial statements.

               CENTILLION DIGITAL SYSTEMS, INC. AND SUBSIDIARIES,
                    e.NOVA, LLC AND SUBSIDIARY, AND CHS, LLC
                        Combined Statement of Cash Flows



Year Ended December 31                                                                  1999             1998
------------------------------------------------------------------------------------------------------------------
                                                                                     (Audited)        (Unaudited)
Operating Activities
   Net loss                                                                          $(3,622,973)      $(5,641,565)
   Adjustments to reconcile net loss to net cash used by operating activities
     Depreciation                                                                      1,491,798         1,544,132
     Amortization                                                                        552,061         1,608,335
     Distribution of tax benefit                                                      (1,260,801)       (1,796,154)
     (Gain) loss on disposal of assets                                                  (359,969)            2,010
     Write down of intangible assets                                                                     1,590,621
     Deferred revenue                                                                     36,131             8,422
     Changes in
       Receivables                                                                        63,112           169,816
       Prepaid assets                                                                    (18,064)           45,601
       Accounts payable                                                                  710,764           322,301
       Accrued expenses and other liabilities                                             16,658           (21,531)
                                                                                     -----------------------------
         Net cash used by operating activities                                        (2,391,283)       (2,168,012)
                                                                                     -----------------------------

Investing Activities
   Purchase of equipment                                                                (784,444)         (514,517)
   Proceeds from sale of assets                                                          211,344             3,009
   Purchase of business interests                                                       (164,674)
                                                                                     -----------------------------
         Net cash used by investing activities                                          (737,774)         (511,508)
                                                                                     -----------------------------

Financing Activities
   Net advances (repayments) on line of credit                                            94,390          (355,741)
   Repayment of debt                                                                     (16,031)           (4,110)
   Issuance of member units                                                              340,688         1,786,696
   Receipt of capital contribution                                                     1,883,922         2,723,028
                                                                                     -----------------------------
         Net cash provided by financing activities                                     2,302,969         4,149,873
                                                                                     -----------------------------

Effect of Foreign Currency Exchange Rate Changes on Cash and Cash Equivalents             81,583             3,578
                                                                                     -----------------------------

Increase (Decrease) in Cash and Cash Equivalents                                        (744,505)        1,473,931

Cash and Cash Equivalents, Beginning of Year                                           1,512,709            38,778
                                                                                     -----------------------------

Cash and Cash Equivalents, End of Year                                               $   768,204        $1,512,709
                                                                                     =============================

Supplemental Cash Flows Information
   Cash paid for interest                                                                $23,673           $45,167
   Assets (noncash) and liabilities contributed in exchange for member units
     Receivables                                                                         122,176
     Prepaid                                                                                 480
     Property and equipment                                                               69,341
     Intangibles                                                                         868,400
     Payables                                                                              7,888
     Accrual expenses                                                                     15,012
   Proceeds receivable, asset sale                                                       312,139


See notes to combined financial statements.

               CENTILLION DIGITAL SYSTEMS, INC. AND SUBSIDIARIES,
                    e.NOVA, LLC AND SUBSIDIARY, AND CHS, LLC
                     Notes to Combined Financial Statements


Note 1 - Nature of Operations and Summary of Significant Accounting Policies

Nature of Operations
Centillion Digital Systems, Inc. is global provider of digital file storage and retrieval services to corporations and major publishing companies throughout the world. Based on net revenue, this is its most significant service. The Company's software applications allow users to share, retrieve, and distribute files using web-based technology. The Company has operations in Sweden and Germany. At December 31, 1999, net assets in Sweden and Germany are approximately $145,000 and $101,000, respectively.

e.Nova, LLC along with its wholly owned subsidiary, Xila Communications, LLC, is an information solutions provider. As an outsource information technology (IT) department, e.Nova helps businesses, primarily in Indiana, optimize the cost of hardware, software, Internet connections, telecommunications and network strategy. Some of the services provided include Application Service Provider
(ASP) software access, data management, Internet access, hardware and software integration, Web hosting and maintenance, long distance, telephone hardware, local telephone dial tone, bandwith services, PBX installation and switch management and Local Area Network cabling. Telecommunication services provided are the most significant based on net revenue.

CHS, LLC was established to hold small investments unrelated to other business lines that already exist. Currently, there is only one investment in a start-up technology company being held in this company. CHS, LLC has less than a 20% equity interest and therefore this investment is accounted for using the cost method.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates are used when accounting for the allowance for doubtful accounts, depreciation and amortization and capitalization of computer software development costs.

Principles of Combination
The entities combined in these financial statements are all commonly owned by Centillion Data Systems, Inc. (Data). The entities included and the ownership percentage of Data are Centillion Digital systems, Inc. (Digital) (100% owned) and its two wholly owned subsidiaries, Centillion Digital GmbH (Germany) and Centillion Digital Systems, Inc.'s Branch Office in Sweden (Sweden); e.Nova, LLC (e.Nova) (47% and 29% owned at December 31, 1999 and 1998) and its wholly owned subsidiary, Xila, LLC; CHS, LLC (CHS) (50% owned). Data acquired its ownership in e.Nova on December 30, 1998. (Data consolidates e.Nova in its consolidated financial statements as it effectively controls e.Nova. This control arises from Data having a large minority interest of 47%, Data funding the operations of e.Nova, and the same board members that control 92.9% of Data also separately controlling 41.2% of e.Nova. CHS was formed as a new entity during 1999. These entities collectively may be referred to as the Company. All intercompany accounts and transactions have been eliminated in combination.

CENTILLION DIGITAL SYSTEMS, INC. AND SUBSIDIARIES, e.NOVA, LLC AND SUBSIDIARY, CHS, LLC
Notes to Combined Financial Statements


The above entities will be sold to CDS Holdings, LLC (Holdings), which is owned by Data's stockholders. The sales price for these businesses along with cash and other assets will be in exchange for a promissory note due and payable in seven and one half years. One of these other assets will be Data's ownership of less than 1% of Lockerbie Vermont, LLC. The transfer of Data's ownership interest in these entities will be accounted for as a spin-off at historical cost, which is less than the fair market value of $3,100,000. Therefore, the disposition will be accounted for by Data as a distribution to Data's stockholders and proceeds received on the note receivable will be recognized as capital transactions as cash is received.

Foreign Currency Translation
The combined statements include the accounts of the Swedish entity and the German entity. The accounts of the Swedish entity have been translated from Swedish Kroner to U. S. dollars and the accounts of the German entity have been translated from German DM to U. S. dollars at the average of the monthly exchange rates for income and expense accounts and at the rates existing at the respective year ends for assets and liabilities. The effects of these translation adjustments have been recorded as a separate component of accumulated other comprehensive income.

Cash and Cash Equivalents
Cash and cash equivalents consist of bank deposits in federally insured accounts. The Company's cash accounts exceeded federally insured limits by approximately $570,000 at December 31, 1999.

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments, if any, purchased with an original maturity of three months or less to be cash equivalents.

Property and Equipment
Property and equipment are recorded at cost. Provisions for depreciation and amortization are computed using straight-line and accelerated methods over the estimated useful lives of the assets.

Capitalized Software Development Costs
Amortization of capitalized software costs is based upon straight-line amortization over three years. When the technological feasibility of a software product that is to be marketed has been established, development costs are capitalized. For software products that will be used by the Company to provide service to its customers, development costs are capitalized when the preliminary project stage is completed and the project has been authorized and funds committed.

Intangible Assets
The Company amortizes its acquired contracts using the straight-line method over three years. These contracts are periodically evaluated as to their recoverability. Goodwill, which represents the excess of purchase price over fair value of net assets acquired, is amortized on a straight-line basis over three to five years. The Company periodically assesses the recoverability of goodwill by comparing the carrying amount to estimated undiscounted future operating cash flows of the acquired operation. If the carrying amount exceeds the expected future net cash flows of the acquired operation, the excess amount is written off as a current impairment charge.

Bad Debt
The Company uses the reserve method of accounting for bad debts on receivables.

CENTILLION DIGITAL SYSTEMS, INC. AND SUBSIDIARIES, e.NOVA, LLC AND SUBSIDIARY, CHS, LLC
Notes to Combined Financial Statements


Income Taxes
Income tax in the combined statement of income includes deferred income tax provisions or benefits for all significant temporary differences in recognizing income and expenses for financial reporting and income tax purposes for Digital. Digital is included in the consolidated return of Data.

For e.Nova and CHS, income taxes have not been provided because the members elected to be treated as a partnership for income tax purposes. As such, the net losses are passed to the members and combined with their personal income and deductions to determine taxable income on their individual tax returns.

Revenue Recognition
Revenue from product sales is recognized upon shipment of the product when the Company has no significant obligations remaining and collection of the resulting receivable is probable. Services revenue is recognized as services are performed. Maintenance revenue is recognized on a pro rata basis over the term of the maintenance agreements.

Advanced billings for services and maintenance contracts are recorded as deferred revenue in the accompanying balance sheet.

Research and Development
Research and development costs are expensed as incurred. Total research and development costs were approximately $178,000 for 1999 and $80,000 for 1998.


Note 2 - Operating Concerns and Management Plans

The companies included in the combined financial statements have incurred significant losses in recent years. They have negative working capital and significant negative cash flows from operating activities. The negative cash flows have been funded by additional capital contributions primarily from Data.

Data will continue to provide additional capital in 2000 through the date of sale to Holdings. A substantial part of the other assets transferred to Holdings by Data in exchange for the promissory note is approximately $6,900,000 in cash. The combination of the additional Data capital contributions and the cash transferred to Holdings is expected to allow the combined companies to continue to operate through December 31, 2000.

CENTILLION DIGITAL SYSTEMS, INC. AND SUBSIDIARIES, e.NOVA, LLC AND SUBSIDIARY, CHS, LLC
Notes to Combined Financial Statements


Note 3 - Intangible Assets

Intangible assets consist of the following:

December 31                                        1999              1998
-------------------------------------------------------------------------------
                                                 (Audited)        (Unaudited)

Acquired contracts                                $2,299,256        $2,299,256
Goodwill                                           1,319,478           426,404
                                                  ----------------------------
                                                   3,618,734         2,725,660
Accumulated amortization                          (2,802,445)       (2,250,384)
                                                 -----------------------------

                                                  $  816,289        $  475,276
                                                  ============================

During 1998, certain intangibles were written down to their estimated net realizable value due to accelerated technological obsolescence. The write down of $1,590,621 is included in the results of operations for 1998. The acquired contracts are fully amortized at December 31, 1999.


Note 4 - Property and Equipment

Property and equipment consists of the following:

December 31                                         1999              1998
-------------------------------------------------------------------------------
                                                  (Audited)        (Unaudited)

Data processing equipment                        $   381,183       $   162,584
Furniture and equipment                              274,965           506,418
Automobiles                                                             22,140
Software                                           4,626,901         4,227,012
Leasehold improvements                                63,020
                                                -------------------------------
         Total cost                                5,346,069         4,918,154
Accumulated depreciation and amortization         (4,215,384)       (2,985,942)
                                                -------------------------------

                                                  $1,130,685        $1,932,212
                                                ===============================

CENTILLION DIGITAL SYSTEMS, INC. AND SUBSIDIARIES, e.NOVA, LLC AND SUBSIDIARY, CHS, LLC
Notes to Combined Financial Statements


At December 31, 1999 and 1998, software was comprised of the following:

                                                      1999             1998
-------------------------------------------------------------------------------
                                                 (Audited)        (Unaudited)

Acquired in purchase of foreign company assets    $3,338,362        $3,338,362
Developed internally                               1,092,360           825,709
Purchased for internal use                           196,179            62,941
                                                 ------------------------------
         Total                                     4,626,901         4,227,012
Accumulated amortization                          (3,941,319)       (2,562,418)
                                                 ------------------------------

         Software--net                            $  685,582        $1,664,594
                                                 ==============================

Software purchased and developed internally is being amortized using the straight-line method over three years. Amortization expense was $1,378,220 and $1,320,002 for the years ended December 31, 1999 and 1998, and these amounts are included in depreciation expense.

Note 5 - Notes Payable

e.Nova has a $250,000 revolving line of credit expiring on November 1, 2000. At December 31, 1999, there was $94,390 borrowed against this line. The line is collateralized by substantially all of the assets of e.Nova. Interest varies with the bank's prime rate. At December 31, 1998, Digital had a note payable with a bank in the amount of $16,031 bearing interest at 9%. It was repaid in 1999.

In connection with the line of credit, e.Nova has agreed to loan covenants, which require that certain criteria be met, including the limiting of annual fixed asset acquisitions and minimum equity levels.

Note 6 - Leases

The Company leases office space on a month-to-month basis from a related party. Rental expense for this lease totaled $145,954 and $84,175 for the years ended December 31, 1999 and 1998.

CENTILLION DIGITAL SYSTEMS, INC. AND SUBSIDIARIES, e.NOVA, LLC AND SUBSIDIARY, CHS, LLC
Notes to Combined Financial Statements


Note 7 - Income Taxes

Year Ended December 31                                          1999                1998
----------------------------------------------------------------------------------------------
                                                              (Audited)         (Unaudited)
Income tax benefit
   Federal                                                    $(1,007,190)        $(1,219,731)
   State                                                         (253,611)           (576,423)
                                                              --------------------------------

         Income tax benefit                                   $(1,260,801)        $(1,796,159)
                                                              ================================

Reconciliation of federal statutory to actual tax benefit
   Federal statutory income tax at 34%                        $(1,660,483)        $(2,528,824)
   Effect of limited liability company loss exclusion             451,465              59,088
   Effect of state income taxes                                  (167,383)           (380,439)
   Effect of nondeductible amortization                           115,600           1,058,644
   Other                                                                               (4,628)
                                                              --------------------------------

         Actual income tax benefit                            $(1,260,801)        $(1,796,159)
                                                              ================================

Note 8 - Stockholders' and Members' Equity

During 1999 and 1998, Digital received additional equity contributions from Data that were in the form of cash and added to additional paid-in capital.

e.Nova, LLC has Class A and Class B members and has a perpetual term. All members have limited liability to third parties and equal voting rights. The allocation of profits and losses as well as cash distributions is different based on the class of membership. At December 31, 1999 and 1998, the Class A members ownership interest was 49.8% and 38.5%, respectively. The balance of the ownership percentage in each year belonged to the Class B members.

Xila Communications, LLC has only one class of member which has limited liability and is 100% owned by e.Nova, LLC. This LLC has a perpetual term. Xila Communications, LLC was formed on April 9, 1999 when Data acquired the operating assets of Xila Communications, Inc. and then contributed them to e.Nova, LLC in exchange for additional membership units in that LLC. e.Nova then contributed these operating assets to Xila Communications, LLC in exchange for 100% of the membership units.

CHS, LLC has Class A and Class B members and has a perpetual term. All members have limited liability to third parties and equal voting rights. The allocation of profits and losses as well as cash distributions is different based on the class of membership. Data is the only Class A member and has 50% of the outstanding ownership interests. The Class B members own the other 50% of the outstanding ownership interest.

CENTILLION DIGITAL SYSTEMS, INC. AND SUBSIDIARIES, e.NOVA, LLC AND SUBSIDIARY, CHS, LLC
Notes to Combined Financial Statements


Note 9 - Major Customer

Net revenue from two major customers (defined as a customer who provided in excess of 10% of combined revenue) approximated 23% of total net revenue during 1999.


Note 10 - Other Comprehensive Income

The components of other comprehensive income are as follows:

                                                Foreign        Accumulated
                                               Currency           Other
                                              Translation      Comprehensive
                                               Adjustment         Income
-----------------------------------------------------------------------------

Balance, January 1, 1998 (unaudited)           $ 50,506          $  50,506
   Net change, 1998                               3,578              3,578
                                               ---------------------------

Balance, December 31, 1998 (unaudited)           54,084             54,084
   Net change, 1999                              81,583             81,583
                                               ---------------------------

Balance, December 31, 1999                     $135,667           $135,667
                                               ===========================

Note 11 - Sale of Assets

During 1999, Digital sold certain assets of its Sweden subsidiary to a third party. The Company sold the assets for approximately $398,000, of which approximately $312,000 was unpaid at December 31, 1999, and was included in other receivables. As a result of the above transaction, Digital recognized a gain of approximately $373,000 for the year ended December 31, 1999.


Note 12 - Related Party Transactions

The Companies are charged for administrative services provided by Data, and Data provides services to Xila, LLC. Total administrative charges and services from Data were $683,186 for 1999 and $462,920 for 1998.

Accounts payable to Data at December 31, 1999 and 1998 were $1,186,980 and $462,920, respectively.

CENTILLION DIGITAL SYSTEMS, INC. AND SUBSIDIARIES, e.NOVA, LLC AND SUBSIDIARY, CHS, LLC
Notes to Combined Financial Statements


Note 13 - Subsequent Event

On July 31, 2000, Data distributed its ownership interests in e.Nova, CHS and Lockerbie Vermont, LLC to CDS Holdings, LLC (Holdings). On the same date e.Nova (47% owned by Holdings) contributed all of its net assets to a new entity called Netisun, LLC (Netisun) in exchange for 26% of its membership units. At the same time, Holdings contributed cash of $1,000,000 and a note receivable in the amount of $261,500 to Netisun and issued a note payable to Netisun of $738,500 for 27% of its membership units. An unrelated company also contributed assets to Netisun for 47% of its membership units.

         Centillion Digital Systems, Inc. and Subsidiaries, e.Nova, LLC
                          and Subsidiary, and CHS, LLC
                     Unaudited Combined Financial Statements
           As of September 30, 2000 and December 31, 1999 and for the
                  Nine Months Ended September 30, 2000 and 1999

               CENTILLION DIGITAL SYSTEMS, INC. AND SUBSIDIARIES,
                     E.NOVA,LLC AND SUBSIDIARY, AND CHS,LLC
                     Unaudited Combined Statement of Income

                                                           The Nine Months             The Nine Months
                                                                Ended                        Ended
                                                          September 30, 2000          September 30, 1999
                                                     -----------------------------------------------------
   Net Revenues                                                $987,447                  $1,145,900

   Cost of Revenues                                           1,254,864                   1,409,357
                                                     -----------------------------------------------------

   Gross Loss                                                  (267,417)                   (263,457)
                                                     -----------------------------------------------------

   Operating Expenses
     General And administrative                               1,326,388                   3,146,457
     Selling                                                    291,348                     372,073
     Loss on sale of assets                                                                  24,609
                                                     -----------------------------------------------------
                                                              1,617,736                   3,543,139
        Operating loss                                       (1,885,153)                 (3,806,596)
   Other Income (Expense)
     Investment Income (loss)                                    21,281                      34,818
     Interest expense                                            (2,020)                    (19,592)
                                                     -----------------------------------------------------

                                                                 19,261                      15,226
                                                     -----------------------------------------------------
                                                             (1,865,892)                 (3,791,370)
   Loss Before Income Taxes

   Income Tax Benefit                                           380,000                   1,020,752
                                                     -----------------------------------------------------
   Net Loss                                                 $(1,485,892)                $(2,770,618)
                                                     =====================================================



See notes to combined financial statements

                CENTILLION DIGITAL SYSTEMS, INC. AND SUBSIDIARIES
                     e.Nova,LLC And Subsidiary, And CHS,LLC
                        Unaudited Combined Balance Sheet

                                                                                      September 30,      December 31,
                                                                                          2000               1999
--------------------------------------------------------------------------------------------------------------------
                                      Assets
Current Assets
   Cash and cash equivalents                                                             $23,086           $768,204
   Accounts receivable (net of allowance of $45,447)                                     169,377            268,031
   Other receivables                                                                      48,540            407,971
   Prepaid assets                                                                         37,053             66,766
                                                                                    --------------------------------
         Total current assets                                                            278,056          1,510,972
                                                                                    --------------------------------
Property and Equipment                                                                   660,209          1,130,685
                                                                                    --------------------------------

Other Assets
   Intangible assets                                                                                        816,289
   Investments                                                                                 0            140,000
                                                                                    --------------------------------
                                                                                               0            956,289
                                                                                    --------------------------------
                                                                                        $938,265         $3,597,946
                                                                                    ================================

                       Liabilities and Stockholders' Equity
Current Liabilities
   Notes payable - banks                                                                                    $94,390
   Accounts payable                                                                      $47,763            113,464
   Accounts payable, related party                                                        42,261          1,186,970
   Unearned revenue                                                                       36,241             46,821
   Accrued liabilities                                                                    74,084            334,252
                                                                                    --------------------------------
         Total current liabilities                                                       200,349          1,775,897
                                                                                    --------------------------------

Stockholders' and Members' Equity
   Common stock--no-par value
     Authorized - 1,000 shares
     Issued and outstanding - 100 shares                                                     100                100
   Additional paid-in capital                                                         20,948,149         19,146,816
   Accumulated other comprehensive income                                                 (8,242)           135,667
   Members' equity                                                                             0          1,663,254
   Retained Earnings                                                                 (20,202,091)       (19,123,788)
                                                                                    --------------------------------
                                                                                         737,916          1,822,049
                                                                                    --------------------------------
                                                                                        $938,265         $3,597,946
                                                                                    ================================

See notes to combined financial statements

                CENTILLION DIGITAL SYSTEMS, INC. AND SUBSIDIARIES
                     e.Nova,LLC And Subsidiary, And CHS,LLC
                 Unaudited Combined Statement of Members' Equity


                                                                                             Accumulated
                                                 Additional                                     Other        Members'
                                      Common      Paid-in    Comprehensive     Retained     Comprehensive     Equity
                                       Stock      Capital        Loss           Deficit         Income      (Deficit)     Total
-----------------------------------------------------------------------------------------------------------------------------------
Balances, December 31, 1999              100     19,146,816                   (19,123,788)      135,667     1,663,254   1,822,049


   Comprehensive loss
     Net loss                                                  $(1,485,892)      (698,303)                   (787,589) (1,485,892)
     Foreign currency translation
       adjustments                                                (143,909)                    (143,909)                 (143,909)
                                                             ----------------
   Comprehensive loss                                          $(1,629,801)
                                                             ================
   Distribution of tax benefits                                                  (380,000)                               (380,000)
   Capital Contribution                           1,801,333                                                             1,801,333
   Member units of e.Nova &
     CHS,LLC contributed to CDS
     Holdings,LLC                                                                                            (875,665)   (875,665)
                                   ------------------------------------------------------------------------------------------------
   Balances, September 30, 2000         $100    $20,948,149                  $(20,202,091)      $(8,242)           $0    $737,916
                                   ===========================              =======================================================



See notes to combined financial statements.

                CENTILLION DIGITAL SYSTEMS, INC. AND SUBSIDIARIES
                    e.Nova,LLC And Subsidiaries, And CHS,LLC
                   Unaudited Combined Statement of Cash Flows



                                                                          Nine Months Ended           Nine Months Ended
For the Period Ended                                                         Sept 30,2000             September 30, 1999
---------------------------------------------------------------------------------------------------------------------------

Net Cash Provided (used) by Operating Activities                            $(1,979,384)                $(1,720,951)
                                                                     ------------------------------------------------------

Net Cash Provided (Used) by Investing Activities                               (423,158)                   (676,744)
                                                                     ------------------------------------------------------

Net Cash Provided by Financing Activities                                     1,801,333                   2,149,339
                                                                     ------------------------------------------------------
Effect of Foreign Currency Exchange Rate Changes on Cash and Cash
   Equivalents                                                                 (143,909)                    (15,736)
                                                                     ------------------------------------------------------
Increase (Decrease) in Cash and Cash Equivalents                               (745,118)                   (264,092)

Cash and Cash Equivalents, Beginning of Period                                  768,204                   1,512,709
                                                                     ------------------------------------------------------

Cash and Cash Equivalents, End of Period                                        $23,086                  $1,248,617
                                                                     ======================================================

Supplemental Cash Flows Information
   Cash paid for interest                                                        $2,020                     $19,592



See notes to combined financial statements.

                CENTILLION DIGITAL SYSTEMS, INC. AND SUBSIDIARIES
                     e.Nova,LLC And Subsidiaries And CHS,LLC

                Notes to Unaudited Combined Financial Statements

Business and Basis of Presentation

Centillion Digital Systems, Inc. is a global provider of digital file storage and retrieval services to corporations and major publishing companies throughout the world. Based on net revenue, this is its most significant service. The Company's software applications allow users to share, retrieve, and distribute files using web-based technology. The Company has operations in Sweden and Germany. At September 30, 2000 net assets in Sweden and Germany are approximately $132,000 and $8,000, respectively.

e.Nova, LLC along with its wholly owned subsidiary, Xila Communications, LLC, is an information solutions provider. As an outsource information technology (IT) department, e.Nova helps businesses, primarily in Indiana, optimize the cost of hardware, software, Internet connections, telecommunications and network strategy. Some of the services provided include Application Service Provider
(ASP) software access, data management, Internet access, hardware and software integration, Web hosting and maintenance, long distance, telephone hardware, local telephone dial tone, bandwith services, PBX installation and switch management and Local Area Network cabling. Telecommunication services provided are the most significant based on net revenue.

CHS, LLC was established to hold small investments unrelated to other business lines that already exist. Currently, there is only one investment in a start-up technology company being held in this company. CHS, LLC has less than a 20% equity interest and therefore this investment is accounted for using the cost method.

The accompanying combined financial statements have been prepared by Centillion Digital Systems, Inc. and Subsidiaries, e.Nova,LLC and Subsidiary, and CHS,LLC without audit, and reflect all adjustments (consisting only of normal and recurring adjustments) which, in the opinion of management, are necessary to state fairly the financial information set forth therein in accordance with generally accepted accounting principles. The interim results may not be indicative of the results that may be expected for the year. These financial statements should be read in conjunction with the audited combined financial statements for the year ended December 31, 1999 included elsewhere in this proxy statement.

Certain information in footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles has been condensed or omitted, although the Companies believe the disclosures are adequate to make the information presented not misleading. These financial statements should be read in conjunction with the financial statements and notes thereto included in the Companies combined financial statements for the year ended December 31, 1999.

These entitles combined in these financial statements are all commonly owned by Centillion Data Systems, Inc. (Data). The entities included and the ownership percentage of Data for 1999 are Centillion Digital Systems, Inc. (Digital) (100% owned) and its two wholly owned subsidiaries, Centillion Digital GmbH (Germany) and Centillion Digital Systems, Inc.'s Branch Office in Sweden (Sweden); e.Nova, LLC (e.Nova) (47% owned by Data and 45% owned by the stockholders of Data) and its wholly owned subsidiary, Xila, LLC; CHS, LLC (CHS) (50% owned). CHS was formed as a new entity during 1999. All intercompany accounts and transactions have been eliminated in combination.

                CENTILLION DIGITAL SYSTEMS, INC. AND SUBSIDIARIES
                     e.Nova,LLC And Subsidiaries And CHS,LLC

Notes to Unaudited Combined Financial Statements
On July 31, 2000 Data distributed its ownership interests in e.Nova, CHS and Lockerbie Vermont, LLC (less than 1% owned by Data and accounted for on the cost method) to CDS Holdings, LLC (Holdings). On the same date e.Nova contributed all of its net assets to a new entity called Netisun, LLC (Netisun) in exchange for 26% of its membership units. At the same time Holdings contributed cash of $1,000,000 and a note receivable in the amount of $261,500 to Netisun and issued a note payable to Netisun of $738,500 for 27% of its membership units. An unrelated company also contributed assets to Netisun for 47% of its membership units. As a result of these transactions, Holdings accounts for its 27% interest in Netisun and its 47% interest in e.Nova on the equity method of accounting.

For the 2000 combined statements, the combined results of operations for Digital is for the entire 9 month period and its September 30, 2000 balance sheet is included. For e.Nova and CHS the results of their operations are combined for the seven months through July 31, 2000, but their balance sheets are not included at September 30, 2000. All intercompany accounts and transactions have been eliminated in combination.

These entities will be sold to Holdings for their fair market value. The sales price for these businesses along with cash and other assets will be in exchange for a promissory note due and payable in seven and one half years. The transfer of the Data's ownership interest in these entities will be accounted for as a spin-off at historical cost, which is less than the fair market value of the entities. Therefore, the disposition will be accounted for as a distribution to the stockholders of Data and the note receivable will not be recognized.

Certain information in footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles has been condensed or omitted, although the companies believe the disclosures are adequate to make the information presented not misleading. These financial statements should be read in conjunction with the financial statements and notes thereto included in combined financial statements for the year ended December 31, 1999.

Operating Concerns and Management Plans

The companies included in the combined financial statements have incurred significant losses in recent years. They have negative working capital and significant negative cash flows from operating activities. The negative cash flows have been funded by additional capital contributions primarily from Data.

Data will continue to provide additional capital in 2000 through the date of sale to Holdings. A substantial part of the other assets transferred to Holdings by Data in exchange for the promissory note will be approximately $6,900,000 in cash ($3,000,000 of this cash has already been transferred). The combination of the additional Data capital contributions and the cash transferred to Holdings is expected to allow the combined companies to continue to operate through December 31, 2001.

                                CDS Holdings, LLC
                         Unaudited Financial Statements
                      As of September 30, 2000 and for the
                       Two Months Ended September 30, 2000

                                CDS HOLDINGS, LLC
                               Statement of Income
                                   (Unaudited)


Two Months Ended September 30,                                       2000
----------------------------------------------------------------------------



Net Revenues                                                     $       0

Cost of Revenues                                                         0

Gross Profit                                                             0

Operating Expenses                                                  23,323
                                                                 -----------
      Operating loss                                               (23,323)

Other Income (Expense)
     Investment income                                              18,706
     Interest expense                                               (7,754)
     Loss from equity investees                                   (260,288)
                                                                 -----------

                                                                  (249,336)
                                                                 -----------

Net Loss                                                         $(272,659)
                                                                 ===========


See notes to the financial statements.

                                CDS HOLDINGS, LLC
                                  Balance Sheet
                                   (Unaudited)


                                                                            September 30, 2000
-----------------------------------------------------------------------------------------------

                                       Assets
Current Assets
   Cash and cash equivalents                                                       $1,893,445
   Other receivables                                                                  108,434
                                                                            -------------------
         Total current assets                                                       2,001,879
                                                                            -------------------

Property and Equipment                                                                      0
                                                                            -------------------

Other Assets
   Investments                                                                      2,669,489
                                                                            -------------------
                                                                                    2,669,489
                                                                            -------------------

                                                                                   $4,671,368
                                                                            ===================

                           Liabilities and Members' Equity
Current Liabilities
   Notes payable                                                                     $738,500
   Accounts payable                                                                     5,496
   Accrued liabilities                                                                  7,754
                                                                            -------------------
         Total current liabilities                                                    751,750
                                                                            -------------------

Members' Equity
   Members' Equity                                                                  3,919,618
                                                                            -------------------
                                                                                    3,919,618
                                                                            -------------------

                                                                                   $4,671,368
                                                                            ===================



See notes to the financial statements.

                                CDS HOLDINGS, LLC
                          Statement of Members' Equity
                                   (Unaudited)



Balance, January 1, 2000                                $        0

     Net Loss                                             (272,659)
     Member units issued                                 4,192,277
                                                         ---------

Balance,  September 30, 2000                            $3,919,618
                                                         =========



See notes to the financial statements.

                                CDS HOLDINGS, LLC
                             Statement of Cash Flows
                                   (Unaudited)


Two Months Ended September 30,                                                                       2000
-------------------------------------------------------------------------------------------------------------
Net Cash Used by Operating Activities                                                           $  (107,555)
                                                                                               --------------

Net Cash Used by Investing Activities                                                            (1,000,000)
                                                                                               --------------

Net Cash Provided by Financing Activities                                                         3,001,000
                                                                                               --------------

Increase in Cash and Cash Equivalents                                                             1,893,445

Cash and Cash Equivalents, Beginning of Period                                                            0
                                                                                               --------------


Cash and Cash Equivalents, End of Period                                                         $1,893,445
                                                                                               ==============

Supplemental Cash Flows Information


Note payable for investment in equity method investee                                               738,500

Contribution of Investment                                                                        1,191,277



See notes to the financial statements.

                                CDS HOLDINGS, LLC
                          Notes to Financial Statements


Note 1 - Nature of Operations and Summary of Significant Accounting Policies Nature of Operations
CDS Holdings, LLC (Holdings) was formed on May 12, 2000. The purpose of forming this LLC was to hold the entities that were to be distributed from Centillion Data Systems. Other than a small capital investment by the members, there was no activity in this company until July 31, 2000, when Data distributed several of its holdings to the LLC. These holdings included Data's ownership interest in e.Nova,LLC, CHS,LLC, Lockerbie Vermont, LLC (less than 1% ownership) and $3,000,000 in cash. The nature of e.Nova,LLC and CHS,LLC operations are as follows.

e.Nova, LLC (e.Nova) along with its wholly owned subsidiary, Xila Communications, LLC, is an information solutions provider. As an outsource information technology (IT) department, e.Nova helps businesses, primarily in Indiana, optimize the cost of hardware, software, Internet connections, telecommunications and network strategy. Some of the services provided include Application Service Provider (ASP) software access, data management, Internet access, hardware and software integration, Web hosting and maintenance, long distance, telephone hardware, local telephone dial tone, bandwidth services, PBX installation and switch management and Local Area Network cabling. Telecommunication services provided are the most significant based on net revenue.

CHS, LLC (CHS) was established to hold small investments unrelated to other business lines that already exist. Currently, there is only one investment in a start-up technology company being held in this company. CHS has less than a 20% equity interest and therefore this investment is accounted for using the cost method.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liablilities at the date of the financial statements and the reported amounts of revenues and expense during the reporting period. Actual results could differ from those estimates.

The accompanying financial statements have been prepared by CDS Holdings,LLC without audit, and reflect adjustments (consisting only of normal and recurring adjustments) which, in the opinion of management are necessary to state fairly the financial information set forth therein in accordance with generally accepted accounting principles.

Cash and Cash Equivalents
Cash and cash equivalents consist of bank deposits in federally insured accounts. The Company's cash accounts exceeded federally insured limits by approximately $1,790,000 at September 30, 2000.

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments, if any, purchased with an original maturity of three months or less to be cash equivalents.

Investments
Data entered into a merger agreement with CTI Group Holdings, Inc. (CTIG) on February 3, 2000. CTIG did not wish to acquire these operations and the merger agreement required that these businesses be disposed of prior to the effective date of the merger. Under the merger agreement these entities are to be sold to Holdings for their fair market value. The sales price for these businesses along with cash and other assets will be in exchange for a promissory note due and payable in seven and one half years. The transfer of Data's ownership interest in these entities will be accounted for as a spin-off at historical cost, which is less than the fair market value of the entities. Therefore, the disposition will be accounted for as a distribution to the stockholders of Data. Proceeds on the note receivable will be recognized as capital transactions as cash is received by CTIG.

On July 31, 2000 Data distributed its ownership interests in e.Nova, CHS and Lockerbie Vermont, LLC (Lockerbie) (less than 1% owned by Data and accounted for on the cost method) to Holdings along with $3,000,000 of cash. On the same date, e.Nova contributed all of its net assets to a new entity called Netisun, LLC (Netisun) in exchange for 26% of its membership units. At the same time Holdings contributed cash of $1,000,000 and a note receivable in the amount of $261,500 to Netisun and issued a note payable to Netisun of $738,500 for 27% of its membership units. An unrelated company also contributed assets to Netisun for 47% of its membership units. As a result of these transactions, Holdings accounts for its 27% interest in Netisun and its 47% interest in e.Nova on the equity method of accounting.

Income Taxes
Income taxes have not been provided because the members elected to be treated as a partnership for income tax purposes. As such, the net losses are passed to the members and combined with their personal income and deductions to determine taxable income on their individual tax returns.

Note 2 - Note Payable
On July 31, 2000 Holdings issued a note payable in the amount of $738,500 to Netisun, LLC as part of the purchase agreement. The terms of the note include a 6.9% interest rate with two (2) installments. The first installment of $369,250 plus accrued interest was paid on October 31, 2000 and the second and final installment for the balance of the unpaid principal and interest is due on January 31, 2001.

   Unaudited Pro Forma Condensed Consolidated Financial Data of Holdings, LLC
                            As of September 30, 2000
                And for the Year Ended December 31, 1999 and the
                      Nine Months Ended September 30, 2000

                       CDS Holdings, LLC And Subsidiaries
                             Pro Forma Balance Sheet
                                   (Unaudited)

                                                 Combined Entities       Holdings, LLC        Pro Forma              Pro Forma
                                                 September 30, 2000   September 30, 2000     Adjustments         September 30, 2000
   Assets

Current Assets
Cash and cash equivalents                                $ 23,086             1,893,445       3,900,000  (A)            5,816,531
Accounts receivable (net of allowance of $6,000)          169,377                                                         169,377
Other receivables                                          48,540               108,434                                   156,974
Prepaid assets                                             37,053                                                          37,053
                                                --------------------------------------------------------     --------------------
              Total current assets                        278,056             2,001,879       3,900,000                 6,179,935
                                                --------------------------------------------------------     --------------------

Property and Equipment                                    660,209                     -                                   660,209
                                                --------------------------------------------------------     --------------------

Other Assets
              Intangible assets                                 -                     -
              Investments                                       -             2,669,489                                 2,669,489
                                                --------------------------------------------------------     --------------------
                                                                -             2,669,489               -                 2,669,489
                                                --------------------------------------------------------     --------------------

                                                        $ 938,265           $ 4,671,368     $ 3,900,000               $ 9,509,633
                                                ========================================================     ====================

Liabilities and Members' Equity

Current Liabilities
Notes payable                                                   -               738,500                                   738,500
Accounts payable                                           47,763                 5,496                                    53,259
Accounts payable, related party                            42,261                                                          42,261
Unearned revenue                                           36,241                                                          36,241
Accrued liabilities                                        74,084                 7,754                                    81,838
                                                --------------------------------------------------------     --------------------
              Total current liabilities                   200,349               751,750               -                   952,099
                                                --------------------------------------------------------     --------------------

Minority Interest                                               -

Members' Equity
Common stock                                                  100                                  (100) (B)                    -
Additional paid in capital                             20,948,149                           (20,948,149) (B)                    -
Members' equity                                                 -             3,919,618       4,646,158  (A), (B)       8,565,776
Retained earnings                                     (20,202,091)                           20,202,091  (B)                    -
Accumulated other comprehensive income                     (8,242)                                                         (8,242)
                                                --------------------------------------------------------     --------------------
                                                          737,916             3,919,618       3,900,000                 8,557,534
                                                --------------------------------------------------------     --------------------

                                                        $ 938,265           $ 4,671,368     $ 3,900,000               $ 9,509,633
                                                ========================================================     ====================

                       CDS Holdings, LLC And Subsidiaries
                           Pro Forma Statement of Loss
                                   (Unaudited)

                                                     Historical Combined  Historical Holdings LLC                     Pro Forma
                                                      Nine Months Ended      Nine Months Ended      Pro Forma     Nine Months Ended
                                                     September 30, 2000     September 30, 2000     Adjustments   September 30, 2000
                                                    ----------------------------------------------------------   ------------------
Net Revenues                                              $ 987,447                               (730,772)(2)        $ 256,675

Cost of Revenues                                          1,254,864                               (702,806)(2)        1,254,864
                                                    -------------------------------------------------------     ----------------

Gross Loss                                                 (267,417)                      -        (27,966)            (295,383)
                                                    -------------------------------------------------------     ----------------

Operating Expenses
              General and administrative                  1,326,388                  23,323       (745,211)(2)          604,500
              Selling                                       291,348                                (70,773)(2)          220,575
                                                    -------------------------------------------------------     ----------------
                                                          1,617,736                  23,323       (815,984)             825,075
                                                    -------------------------------------------------------     ----------------

              Operating Loss                             (1,885,153)                (23,323)       788,018           (1,120,458)

Other Income (Expense)
              Investment income (loss)                       21,281                  18,706         (9,781)(2)           30,206
              Interest expense                               (2,020)                 (7,754)                             (9,774)
              Loss from equity investees                                           (260,288)      (952,181)(3)       (1,212,469)
                                                    -------------------------------------------------------     ----------------
                                                             19,261                (249,336)      (961,962)          (1,192,037)
                                                    -------------------------------------------------------     ----------------

Loss Before Income Taxes                                 (1,865,892)               (272,659)      (173,944)          (2,312,495)

Income Taxes                                               (380,000)                               380,000 (1)                -
                                                    -------------------------------------------------------     ----------------

Net Loss                                               $ (1,485,892)             $ (272,659)    $ (553,944)        $ (2,312,495)
                                                    ============================================================================

                       CDS Holdings, LLC And Subsidiaries
                           Pro Forma Statement of Loss
                                   (Unaudited)

                                                  Historical Combined                               Pro Forma
                                                      Year Ended           Pro Forma                Year Ended
                                                   December 31, 1999      Adjustments           December 31, 1999
-----------------------------------------------------------------------------------------     -----------------------
Net Revenues                                         $ 1,566,279         (575,534)(2)                  $ 990,745

Cost of Revenues                                       2,168,420         (794,916)(2)                  1,373,504
                                                ----------------------------------             ------------------

Gross Loss                                              (602,141)         219,382                       (382,759)

Operating Income (Expense)
              General and administrative              (4,041,913)         937,087 (2)                 (3,104,826)
              Selling                                   (533,991)         123,452 (2)                   (410,539)
              Gain on sale of assets                     359,969                                         359,969
                                                -----------------------------------------------------------------
                                                      (4,215,935)       1,060,539                     (3,155,396)
                                                -----------------------------------------------------------------

              Operating Loss                          (4,818,076)       1,279,921                     (3,538,155)

Other Income (Expense)
              Investment loss                            (42,025)          47,320 (2)                      5,295
              Interest expense                           (23,673)                                        (23,673)
              Loss from equity investees                               (1,126,957)(3)                 (1,126,957)
                                                ----------------------------------            -------------------
                                                         (65,698)      (1,079,637)                    (1,145,335)
                                                ----------------------------------            -------------------

Loss Before Income Taxes                              (4,883,774)         200,284                     (4,683,490)

Income Taxes                                          (1,260,801)       1,260,801 (1)                          -
                                                ----------------------------------            -------------------

Net Loss                                            $ (3,622,973)    $ (1,060,517)                  $ (4,683,490)
                                                ==================================            ===================

                       CDS HOLDINGS, LLC AND SUBSIDIARIES
                     Notes to Pro Forma Financial Statements

Note 1 - Business and Basis of Presentation

CDS Holdings, LLC (Holdings) is a holding company formed to hold certain business entities distributed from Centillion Data Systems, Inc. (Data). These companies and the nature of their operations are as follows.

Centillion Digital Systems, Inc. (Digital) is a global provider of digital file storage and retrieval services to corporations and major publishing companies throughout the world. Based on net revenue, this is its most significant service. The Company's software applications allow users to share, retrieve, and distribute files using web-based technology. The Company has operations in Sweden and Germany. At September 30, 2000, net assets in Sweden and Germany are approximately $132,000 and $8,000, respectively.

e.Nova, LLC (e.Nova) along with its wholly owned subsidiary, Xila Communications, LLC, is an information solutions provider. As an outsource information technology (IT) department, e.Nova helps businesses, primarily in Indiana, optimize the cost of hardware, software, Internet connections, telecommunications and network strategy. Some of the services provided include Application Service Provider (ASP) software access, data management, Internet access, hardware and software integration, Web hosting and maintenance, long distance, telephone hardware, local telephone dial tone, bandwidth services, PBX installation and switch management and Local Area Network cabling. Telecommunication services provided are the most significant based on net revenue.

CHS, LLC (CHS) was established to hold small investments unrelated to other business lines that already exist. Currently, there is only one investment in a start-up technology company being held in this company. CHS has less than a 20% equity interest and therefore this investment is accounted for using the cost method.

Data entered into a merger agreement with CTI Group Holdings, Inc. (CTIG) on February 3, 2000. CTIG did not wish to acquire these operations and the merger agreement required that these businesses be disposed of prior to the effective date of the merger. Under the merger agreement these entities are to be sold to Holdings for their fair market value. The sales price for these businesses along with cash and other assets will be in exchange for a promissory note due and payable in seven and one half years. The transfer of Data's ownership interest in these entities will be accounted for as a spin-off at historical cost, which is less than the fair market value of the entities. Therefore, the disposition will be accounted for as a distribution to the stockholders of Data. Proceeds on the note receivable will be recognized as capital transactions as cash is received by CTIG.

On July 31, 2000 Data distributed its ownership interests in e.Nova, CHS and Lockerbie Vermont, LLC (Lockerbie) (less than 1% owned by Data and accounted for on the cost method) to Holdings along with $3,000,000 of cash. On the same date, e.Nova contributed all of its net assets to a new entity called Netisun, LLC (Netisun) in exchange for 26% of its membership units. At the same time Holdings contributed cash of $1,000,000 and a note receivable in the amount of $261,500 to Netisun and issued a note payable to Netisun of $738,500 for 27% of its membership units. An unrelated company, Indiana Communications and Systems, Inc., also contributed assets to Netisun for 47% of its membership units. As a result of these transactions, Holdings accounts for its 27% interest in Netisun and its 47% interest in e.Nova on the equity method of accounting. As of September 30, 2000, the net assets of Digital had not been sold to Holdings.

The financial information is taken from the audited Centillion Data Systems, Inc. 1999 financial statements and the 1999 audited and unaudited for the nine months ended September 30, 2000 combined financial statements for Centillion Digital Systems, Inc. and Subsidiaries, e.Nova, LLC and Subsidiary and CHS, LLC. These financial statements should be read in conjunction with those financial statements and notes thereto. This pro forma information is not necessarily indicative of the results of operations and financial position and cash flows that would have been attained if the transfer of these entities to Holdings would have taken place on January 1, 1999.

CDS HOLDINGS, LLC AND SUBSIDIARIES,
Notes to Pro Forma Financial Statements


Note 2 - Pro Forma Adjustments

For purposes of these pro forma financial statements it has been assumed that Holdings was formed on January 1, 1999 and that net assets of Digital and the ownership interests of e.Nova, CHS and Lockerbie were all transferred on that day. It was also assumed on that same day Netisun was created and e.Nova and Indiana Communications and Systems, Inc. completed the transfer of their net assets to Netisun.

Due to the creation of Netisun, Holdings no longer had effective control of e.Nova and began accounting for it on the equity method. Holdings is also accounting for its investment in Netisun on the equity method. For the purposes of this pro forma, the effective date to start accounting for e.Nova and Netisun on the equity method is January 1, 1999.

It is assumed that Holdings will account for the remaining entities in the same manner as Data had since they are stepping into the shoes of Data as the transaction is being accounted for as a spin-off at historical cost. The entities included and the ownership percentage of Holdings (formerly the ownership of Data) are Centillion Digital Systems, Inc. (100% owned) and its two wholly owned subsidiaries, Centillion Digital GmbH (Germany) and Centillion Digital Systems, Inc.'s branch office in Sweden (Sweden) which are consolidated. e.Nova, LLC (47% owned directly and the members of Holdings owning 45%) and its wholly owned subsidiary, Xila, LLC. CHS (50% owned) was formed as a new entity during 1999 and is accounted for on the equity method.

 It is assumed that sufficient cash was transferred to Holdings on January 1, 1999 to provide the additional funding to the other entities that was provided by Data during 1999 and 2000 for operations. Additionally, it is assumed that additional cash of approximately $3.9 million was transferred to Holdings on January 1, 1999.

(A) Transfer of $3.9 million cash from Data to Holdings.
(B) Elimination of common stock, additional paid in capital and retained earning to members' equity.

(1)Elimination of tax benefit due to LLC structure.
(2)Elimination of  e.Nova,LLC from the Historical Combined information.
(3) Recording the interest in losses of Netisun and e.Nova on the equity method.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

The following unaudited pro forma condensed consolidated financial data (the "Pro Forma Data") of CTIG is based on the historical consolidated financial statements of CTIG, Centillion and Celltech, which are incorporated by reference into or presented elsewhere within this Proxy Statement/Prospectus, as adjusted to give effect to the Merger and the Celltech acquisition (the "Acquisition"), as described elsewhere within this Proxy Statement/Prospectus. The unaudited condensed consolidated balance sheet as of September 30, 2000 gives effect to the Merger and Acquisition as if they had occurred on that date. The unaudited pro forma statements of operations for the year ended March 31, 2000 and the six months ended September 30, 2000 give effect to the Merger and Acquisition as if they had occurred on April 1, 1999. In the preparation of the pro forma condensed consolidated statement of operations for the year ended March 31, 2000, the columns pertaining to Centillion and Celltech were developed by adding the results of the quarter ended March 31, 2000 and subtracting the results of the quarter ended March 31, 1999 from the audited results for the year ended December 31, 1999. Certain amounts in the Centillion and Celltech historical financial statements have been reclassified to conform to CTIG's financial statement presentation.

The Centillion Merger will be accounted for as a reverse acquisition of CTIG by Centillion. Under such method of accounting the legal acquirer, CTIG, will continue in existence as the legal entity whose shares represent the outstanding common stock of the combined company. In applying purchase accounting to a reverse acquisition, the assets and liabilities of the legal acquirer are revalued and the purchase price allocated to those assets and liabilities assumed. The Celltech Acquisition will be accounted for under the purchase method of accounting. The allocation of the purchase price of each transaction, including the revaluation of CTIG's and Celltech's tangible and intangible assets and liabilities, the value of goodwill and the goodwill amortization period, will be dependent on the results of final appraisal, which has not yet been received. The allocation of fair value is preliminary and is subject to change. The Company believes the allocation of fair value is reasonable based on existing conditions; however, such allocation is subject to change dependent upon completion of the final appraisal.

The pro forma adjustments are based upon available information and upon certain assumptions that management believes are reasonable under the circumstances. The Pro Forma Data and accompanying notes should be read in conjunction with the annual and interim consolidated financial statements and notes thereto of CTIG, Centillion and Celltech appearing elsewhere herein or incorporated by reference into this Proxy Statement/Prospectus. The Pro Forma Data do not purport to represent what CTIG's actual results of operations or actual financial position would have been if the Merger and Acquisition had, in fact, occurred on such dates or to project CTIG's results of operations or financial position for any future period or date. The Pro Forma Data do not give effect to any transactions other than the Merger and Acquisition, discussed in the notes to the Pro Forma Data below.

          UNAUDITED CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET DATA
                               SEPTEMBER 30, 2000

                                                                                    Historical
                                                             -----------------------------------------------------------
                                                                CTI Group           Centillion       Celltech Information
                                                             (Holdings) Inc.     Data Systems, Inc.     Systems, Inc.
                                                             -----------------   ------------------   ------------------
Current Assets:
  Cash & cash equivalents                                              15,550           11,577,965              650,047


  Trade Accounts Receivable, net                                      419,381            1,579,428              564,995
  Other Receivables                                                                        351,972
  Inventories                                                           6,909                                     6,886
  Prepaid expenses                                                     65,112              130,248               19,727
  Income Taxes Receivable and Deferred Income Taxes                                        131,888              191,230

  Assets of discontinuing operations                                                       938,265                    -
                                                             -----------------   ------------------   ------------------
    Total Current Assets                                              506,952           14,709,766            1,432,885
                                                             -----------------   ------------------   ------------------
PP&E                                                                  165,510              549,744              253,441
Computer Software                                                     168,643            2,459,345
Intangible Assets                                                                        1,001,441
Goodwill
Other Assets                                                            9,623                    -                7,321
                                                             -----------------   ------------------   ------------------

TOTAL ASSETS                                                          850,728           18,720,296            1,693,647
                                                             =================   ==================   ==================
                       LIABILITIES
Current Liabilities:
  Current portion of long-term debt                                   290,000                    -               88,812
  Accounts payable                                                    317,722              224,346              333,430
  Income taxes payable                                                141,900               10,869              105,260
  Deferred income tax liability                                                              5,970
  Other accrued expenses                                            1,125,271              534,032              266,902
  Deferred revenues                                                   517,334
  Liabilities of discontinuing operations                                                  487,909
                                                             -----------------   ------------------   ------------------
    Total current liabilities                                       2,392,227            1,263,126              794,404
                                                             -----------------   ------------------   ------------------
Long Term Debt                                                                                                  108,991
Deferred Income Taxes                                                                                            12,202
Commitments and contingencies
Redeemable Common Stock                                                                    487,498
Stockholders' Equity:
  Common Stock - Class A                                               76,515                  363                2,353


  Common Stock - Class B
  Common Stock in Escrow
  Capital in excess of par value                                    8,814,070            8,346,554                1,000




  Retained Earnings (accumulated deficit)                         (10,097,030)           8,729,927              774,697





  Accumulated other Comprehensive income                               71,346             (107,172)

  Deferred Compensation Expense
  Tresury Stock                                                      (406,400)
                                                             -----------------   ------------------   ------------------
    Total Stockholders' Equity                                     (1,541,499)          16,969,672              778,050
                                                             -----------------   ------------------   ------------------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                              850,728           18,720,296            1,693,647
                                                             =================   ==================   ==================

[RESTUBBED TABLE]

                                                                          Pro Forma Adjustments
                                                                -------------------------------------------
                                                                   Centillion          Celltech Information      Pro Forma
                                                                 Data Systems, Inc.       Systems, Inc.           Balance
                                                                ------------------      -------------------   -----------------
Current Assets:
  Cash & cash equivalents                                             (3,903,878)(2.4)        (262,599)(3)         6,944,524
                                                                      (1,207,561) (6)
                                                                          75,000  (5)
  Trade Accounts Receivable, net                                        (338,426) (1)                              2,225,378
  Other Receivables                                                      (50,024) (1)                                301,948
  Inventories                                                                                                         13,795
  Prepaid expenses                                                       (45,646) (1)                                169,441
  Income Taxes Receivable and Deferred Income Taxes                      102,565  (5)                              1,253,973
                                                                         828,290  (6)
  Assets of discontinuing operations                                    (938,265) (1)                                      0
                                                               ------------------      ----------------     -----------------
    Total Current Assets                                              (5,477,945)             (262,599)           10,909,059
                                                               ------------------      ----------------     -----------------
PP&E                                                                    (227,811) (1)                                740,884
Computer Software                                                                                                  2,627,988
Intangible Assets                                                       (797,581)(2.3)                               203,860
Goodwill                                                              13,383,342 (2.3)       2,110,537 (4)        15,493,879
Other Assets                                                                                                          16,944
                                                               ------------------      ----------------     -----------------

TOTAL ASSETS                                                           6,880,005             1,847,938            29,992,614
                                                               ==================      ================     =================
                       LIABILITIES
Current Liabilities:
  Current portion of long-term debt                                                                                  378,812
  Accounts payable                                                                                                   875,498
  Income taxes payable                                                                                               258,029
  Deferred income tax liability                                                                                        5,970
  Other accrued expenses                                                                                           1,926,205
  Deferred revenues                                                                                                  517,334
  Liabilities of discontinuing operations                               (487,909) (1)                                      0
                                                               ------------------      ----------------     -----------------
    Total current liabilities                                           (487,909)                    0             3,961,848
                                                               ------------------      ----------------     -----------------
Long Term Debt                                                                                                       108,991
Deferred Income Taxes                                                                                                 12,202
Commitments and contingencies
Redeemable Common Stock                                                 (487,498)(2.5)                                     0
Stockholders' Equity:
  Common Stock - Class A                                                 132,958 (2.2)          22,087 (3)           231,561
                                                                               7  (5)
                                                                            (370)(2.5)          (2,353)(3)
  Common Stock - Class B                                                  28,333 (2.2)                                28,333
  Common Stock in Escrow                                                       0 (2.2)      (2,363,390)(3)        (2,363,390)
  Capital in excess of par value                                      10,924,972 (2.2)       4,967,291 (3)        25,387,975
                                                                      (8,484,185)(2.1)          (1,000)(3)
                                                                             370 (2.5)
                                                                         331,405  (5)
                                                                         487,498 (2.5)
  Retained Earnings (accumulated deficit)                             (1,112,263) (1)         (774,697)(3)         3,073,496
                                                                      (3,903,878)(2.4)
                                                                      10,097,030 (2.1)
                                                                        (107,172)(2.4)
                                                                        (153,847) (5)
                                                                        (379,271) (6)
  Accumulated other Comprehensive income                                 (71,346)(2.1)                                     0
                                                                         107,172 (2.4)
  Deferred Compensation Expense                                          (42,002)(2.3)                               (42,002)
  Tresury Stock                                                                                                     (406,400)
                                                               ------------------      ----------------     -----------------
    Total Stockholders' Equity                                         7,855,412             1,847,938            25,909,573
                                                               ------------------      ----------------     -----------------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                               6,880,005             1,847,938             2,992,614
                                                               ==================      ================     =================



See Notes to the Unaudited Condensed Consolidated Pro Forma Balance Sheet Data

   NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET DATA



(1) To remove the assets and liabilities related to Centillion's divested operations. Such assets and liabilities will be transferred to Holdings, LLC and will not be part of the merged entity (see Note 7 below).

(2) To record the Centillion reverse acquisition entries based on the total consideration of $11,044,262 computed as follows:

Total number of shares of CTIG common stock outstanding prior to Merger (A)       7,661,505
Total number of CTIG vested options outstanding upon consummation of the
   Merger (A) (B)                                                                   400,000
                                                                              --------------
Total shares to be held by CTIG shareholders after the Merger (A)                 8,061,505
Market value of CTIG Stock on Measurement Date (C)                                     1.37
                                                                              --------------
Value of consideration given by Centillion                                       11,044,262
                                                                              ==============



         (A) As the Centillion Merger is being accounted for as a reverse acquisition of CTIG by Centillion, the consideration paid represents the value of the shares that will remain held by the CTIG shareholders after the transaction.

         (B) Assumes that all CTIG options outstanding prior to the Merger will be 100% vested upon closing of the transaction.

         (C) The market price was determined based on a normalized average closing price of CTIG's common stock during the 3 day period before and after the signing of amendment No.4 to the Merger Agreement on October 26, 2000.

         The entries recorded to effect the reverse merger were as follows:

         (2.1) To eliminate CTIG's historical equity accounts with a related adjustment to Additional Paid-In Capital. (2.2) To record the issuance of 13,295,837 shares of $0.01 par Class A Common Stock and 2,833,334 shares of $0.01 par Class B Common Stock.
         (2.3) To record the goodwill as a result of the Centillion transaction. As the transaction will be accounted for as a reverse acquisition, the goodwill recorded is calculated by adding the book value of the net liabilities of CTIG ($1,541,499) and Centillion's capitalized merger costs ($797,581) to the total value of the consideration of $11.0 million. The allocation of the purchase price, including the revaluation of CTIG's tangible and intangible assets and liabilities, the value of goodwill and the goodwill amortization period, is preliminary and is subject to change. The Company believes the allocation of fair value is reasonable based on existing conditions; however, such allocation is subject to change dependent upon completion of the final appraisal, which has not yet been received. Additionally, the remaining value of the options held by the CEO ($42,000), which will be fully vested by the time the transaction actually closes, have been recorded as deferred compensation cost within Stockholders' Equity to be recognized over the remaining vesting period.

         (2.4) To record the payment of excess cash and investments held by Centillion to the former shareholders of Centillion, as the Merger Agreement only requires Centillion to contribute net cash or investments of $8.0 million, less the amount of capitalized software costs from January 2000 through closing ($1,290,000 through September 30, 2000) and total net assets of $2.0 million, excluding the cash and investments and the net earnings of the billing business through Closing ($1,752,000 through September 30, 2000). The adjustment assumes the liquidation of all short-term investments into the required cash to be contributed. See Note 7.
         (2.5) To eliminate Centillion's historical redeemable common stock and common stock which will be cancelled in connection with the Merger. As a result of the Merger, Centillion's redeemable common stock will not be convertible into Common Stock of CTIG. Accordingly, it has been reclassified into common stock prior to elimination.

(3) To record the acquisition of Celltech Information Systems, Inc. through the issuance of a total of 2,208,737 shares, at an assumed value of $2.26 per common share, of which 1,046,244 shares are to be held in escrow pending the meeting of certain pre-defined revenue targets, and cash of $262,599. The number of shares to be issued in connection with the Celltech acquisition is based on a formula whereby the numerator is $4,989,378 and the denominator is the market price of CTIG's stock on the measurement date (the ceiling and floor of which are to be $3.75 and $2.25, respectively). The measurement date used herein is August 21, 2000, the last date on which the price of CTIG's Common Stock exceeded the floor. Such measurement date could change based on future movements of the price of CTIG's Common Stock. The ultimate value of such shares will be dependent on the average price of CTIG's common stock for a period of three days before and after the measurement date.

(4) To record value of software and goodwill obtained in connection with the acquisition of Celltech Information Systems, Inc. under the purchase method of accounting. The allocation of purchase price to net assets acquired is preliminary and is subject to change based on the completion of the appraisal of such assets. The Company believes the allocation of fair value is reasonable based on existing conditions; however, such allocation is subject to change dependent upon completion of the final appraisal.

(5) To record the value of the 20,000 additional shares of Centillion common stock and 50,000 options to purchase Centillion shares issued to the Chairman of Centillion in connection with the Merger transaction. The value was determined based on the assumed market value of the CTIG stock the shares and options are convertible into and the exchange ratio of Centillion to CTIG common stock of approximately 2.5 to 1. This transaction will result in a tax benefit of approximately 40% of the recorded adjustment. This transaction will give rise to compensation expense of approximately $256,000 and a tax benefit of approximately $103,000. Such amounts have not been reflected in the historical or pro forma statements of operations for the year ended March 31, 2000 or the six months ended September 30, 2000.

(6) To record the estimated closing costs, consisting of various severance and employee costs, by Centillion upon consummation of the transaction as well as the related income tax benefit associated with such costs. The tax benefit has been determined based on the nature of the related costs. Such costs have not been reflected in the historical or pro forma statements of operations for the year ended March 31, 2000 or the six months ended September 30, 2000. See note 8 to the Pro Forma Statement of Operations Data.

(7) The net assets of Holdings, LLC are to be used to buy additional shares of CTIG Common Stock in the future (see Note 6 to the Pro Forma Statement of Operations Data). See CDS Holdings, LLC Pro Forma Balance Sheet Data elsewhere within this proxy statement.

         From the perspective of CTIG, the $10 million note receivable from Holdings LLC has not been recorded as an asset on the pro forma balance sheet since its value and recoverability is uncertain. Although the face value of the note is $10 million, the amount to be repaid to the combined company is dependent upon Holdings LLC's ability to sell off the collateral assets or repay the Note at the end of 7.5 years. The Note will be recorded on the balance sheet as a contra equity account only after it is appraised in five years and shares are issued to Holdings, LLC. Until that time, the note and the potential dilutive shares that could be issued upon its repayment will be disclosed in the notes to the financial statements. See Note 6 to the Pro Forma Statement of Operations Data..

         From Holdings, LLC's perspective, a note payable will be recognized upon appraisal and receipt of shares of CTIG Common Stock as discussed above.

         It should be noted that the actual amount of the Note from Holdings LLC will be determined immediately prior to closing based upon the cash and other assets transferred at that time. All of the assets of Holdings LLC will serve as collateral for its obligation under the Note. Holdings LLC will be lending up to $2 million to Tracking LLC to fund patent litigation. Such loan will be on a non-recourse basis and will be secured by the assets of Tracking LLC. The remainder of the approximate $6.1 million in cash to be received by Holdings LLC will be available to be used for business purposes as Holdings LLC may determine, which may include funding losses, in which case it would not be available to repay the Note. Holdings LLC presently intends to invest $2 million in its subsidiaries' operations. Repayment of the $10 million Note will be dependent upon the performance of Holdings LLC and its subsidiaries during the next 7.5 years.

     UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS DATA
                        FOR THE YEAR ENDED MARCH 31, 2000

                                                                               Historical Results
                                                             ------------------------------------------------------
                                                                CTI Group       Centillion Data    Celltech Information
                                                             (Holdings) Inc.     Systems, Inc  (A)  Systems, Inc   (A)
                                                             ----------------   ---------------    ----------------

Net Sales (B)                                                      7,230,336        10,741,827           7,423,240
License Fee Settlement Revenue                                                       7,500,000
                                                             ----------------   ---------------    ----------------
    Total Revenues                                                 7,230,336        18,241,827           7,423,240

Costs & Expenses:
  Cost of Sales (B)                                                4,202,929         4,278,815           3,927,745
  Cost of License Fee Settlements                                                    1,954,000
  Selling & Administrative expenses                                2,948,925         1,898,982           4,165,329

  Depreciation and amortization                                      592,964           486,733             133,441
                                                             ----------------   ---------------    ----------------

    Total Costs & Expenses                                         7,744,818         8,618,530           8,226,515
                                                             ----------------   ---------------    ----------------

Income (loss) from Operations                                       (514,482)        9,623,297            (803,275)
                                                             ----------------   ---------------    ----------------

Other expenses (income):
  Investment income                                                                   (580,800)
  Other income                                                                                             141,683
  Loss on disposal of assets                                                            56,320                   0
  Minority interest in Earnings of Sub                                                       0
  Interest expense                                                     6,809                 0              (6,679)
                                                             ----------------   ---------------    ----------------

Income (loss) from continuing operations before
  income taxes and nonrecurring charges                             (521,291)       10,147,777            (938,279)
                                                             ----------------   ---------------    ----------------
Provision for income taxes                                                          (3,981,859)            311,902
                                                             ----------------   ---------------    ----------------
Income (Loss) from continuing operations before
nonrecurring charges(8)                                             (521,291)        6,165,918            (626,377)
                                                             ================   ===============    ================

EPS from continuing operations:
  Basic                                                                (0.07)
  Diluted                                                              (0.07)

Wtd Avg Shares O/S:
  Basic                                                            7,010,546
  Diluted                                                          7,010,546


[RESTUBBED TABLE]

                                                                    Pro Forma Adjustments
                                                              -------------------------------------
                                                              Centillion Data  Celltech Information       Pro Forma
                                                              Systems, Inc        Systems, Inc             Balance
                                                              -------------    --------------------   ----------------

Net Sales (B)                                                                                              25,395,403
License Fee Settlement Revenue                                                                              7,500,000
                                                              -------------    ----------------        ---------------
    Total Revenues                                                       0                   0             32,895,403

Costs & Expenses:
  Cost of Sales (B)                                                                                        12,409,489
  Cost of License Fee Settlements                                                                           1,954,000
  Selling & Administrative expenses                                                                         9,013,236

  Depreciation and amortization                                  1,911,906 (1)         301,505 (6)          3,426,549
                                                              -------------    ----------------       ----------------

    Total Costs & Expenses                                       1,911,906             301,505             26,803,274
                                                              -------------    ----------------       ----------------

Income (loss) from Operations                                   (1,911,906)           (301,505)             6,092,129
                                                              -------------    ----------------       ----------------

Other expenses (income):
  Investment income                                                478,020 (2)                               (102,780)
  Other income                                                                                                141,683
  Loss on disposal of assets                                                                                   56,320
  Minority interest in Earnings of Sub                                   0                                          0
  Interest expense                                                                                                130
                                                              -------------    ----------------       ----------------
Income (loss) from continuing operations before
  income taxes and nonrecurring charges                         (2,389,926)           (301,505)             5,996,776
                                                              -------------    ----------------       ----------------
Provision for income taxes                                         191,208 (2)                             (3,270,233)
                                                                   208,516 (3)
                                                              -------------    ----------------       ----------------

Income (Loss) from continuing operations before
nonrecurring charges(8)                                         (1,990,201)           (301,505)             2,726,543
                                                              =============    ================       ================

EPS from continuing operations:
  Basic                                                                                                          0.13
  Diluted                                                                                                        0.12

Wtd Avg Shares O/S:
  Basic                                                         13,295,837 (5)       1,162,493 (7)         21,468,876
  Diluted                                                       14,712,725 (5)       1,162,493 (7)         22,885,764

(A) The historical statements of operations for Centillion and Celltech were developed by adding the results for the quarter ended March 31, 2000 and subtracting the results for the quarter ended March 31, 1999 from the results for the year ended December 31, 1999.

(B) Net Sales and Cost of Sales in Celltech's historical statement of operations for the year ended March 31, 2000 includes $1,694,696 and $1,520,779 related to postage revenues and costs, respectively.

(C) Net Sales and Cost of Sales in Centillion's historical statement of operations for the year ended March 31, 2000 includes $7,500,000 and $1,954,000, respectively related to a one-time license fee due to settlement of patent litigation.

     UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS DATA
                   FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000

                                                                                      Historical Results
                                                               --------------------------------------------------------------
                                                                  CTI Group          Centillion Data     Celltech Information
                                                               (Holdings) Inc.        Systems, Inc          Systems, Inc
                                                               -----------------    ------------------   --------------------
Net Sales (a)                                                         2,145,097             5,468,924              3,269,324

Costs & Expenses:
  Cost of Sales (a)                                                   1,412,138             2,362,725              1,412,291
  Selling & Administrative expenses                                   1,942,213             1,162,359              1,478,511
  Depreciation and amortization                                         280,638               228,056                 68,899
                                                               -----------------    ------------------   --------------------

    Total Costs & Expenses                                            3,634,989             3,753,140              2,959,701
                                                               -----------------    ------------------   --------------------

Income (loss) from Operations                                        (1,489,892)            1,715,784                309,623
                                                               -----------------    ------------------   --------------------

Other expenses (income):
  Interest expense                                                          163                     0                   (547)
  Investment Income                                                                        (1,141,009)                     0
  Other expenses                                                                                                      (3,375)
                                                               -----------------    ------------------   --------------------
Income (loss) from continuing operations before
  income taxes and nonrecurring charges                              (1,490,055)            2,856,793                313,545
                                                               -----------------    ------------------   --------------------

Provision for income taxes                                                    0            (1,284,227)               (78,386)
                                                               -----------------    ------------------   --------------------
Income (Loss) from continuing operations before
   nonrecurring charges (8)                                           1,490,055)            1,572,566                235,159
                                                               =================    ==================   ====================

EPS (Basic and diluted)                                                   (0.20)

Wtd Avg Shares O/S (basic and diluted)                                7,460,422

[RESTUBBED TABLE]

                                                                      Pro Forma Adjustments
                                                              ----------------------------------------
                                                              Centillion Data     Celltech Information        Pro Forma
                                                               Systems, Inc           Systems, Inc              Balance
                                                              ---------------      --------------------    ----------------
Net Sales (a)                                                                                                    10,883,345

Costs & Expenses:
  Cost of Sales (a)                                                                                               5,187,154
  Selling & Administrative expenses                                                                               4,583,083
  Depreciation and amortization                                      955,953  (1)          150,753  (6)           1,684,299
                                                              ---------------      ----------------      -------------------

    Total Costs & Expenses                                           955,953               150,753               11,454,536
                                                              ---------------      ----------------      -------------------

Income (loss) from Operations                                       (955,953)             (150,753)                (571,191)
                                                              ---------------      ----------------      -------------------

Other expenses (income):
  Interest expense                                                                                                     (384)
  Investment Income                                                1,089,619  (2)                                   (51,390)
  Other expenses                                                                                                     (3,375)
                                                              ---------------      ----------------      -------------------
Income (loss) from continuing operations before
  income taxes and nonrecurring charges                           (2,045,572)             (150,753)                (516,041)
                                                              ---------------      ----------------      -------------------

Provision for income taxes                                           435,848  (2)                                  (330,743)
                                                                     596,022  (4)
                                                              ---------------      ----------------      -------------------
Income (Loss) from continuing operations before
   nonrecurring charges (8)                                       (1,013,702)             (150,753)                (846,785)
                                                              ===============      ================      ===================

EPS (Basic and diluted)                                                                                               (0.04)

Wtd Avg Shares O/S (basic and diluted)                            13,295,837  (5)        1,162,493  (7)          21,918,752

(a) Net Sales and Cost of Sales in Celltech's historical statement of operations for the six months ended September 30, 2000 includes $736,209 and $662,790 related to postage revenues and costs, respectively.

      NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF
                                OPERATIONS DATA

(1) To provide for amortization of the goodwill recorded in connection with the Centillion transaction. For the purpose of this pro forma adjustment, the life of such goodwill has been assumed to be seven years. The assumed amortization period is subject to change based upon the results of the final appraisal which has not yet been received and management's evaluation of the recoverability of such costs. The amortization period related to value ascribed to other identifiable assets, such as computer software, could be significantly shorter than the seven years used herein.

(2) To reduce investment income and related tax benefit as a result of the lower investment and cash balance to be held after the transaction. The amount was determined based on the average investment return earned during the period applied to the pro forma cash balance upon consummation of the transaction. The tax benefit was calculated based on 40% of the recorded pro forma adjustment.

(3) The adjustment included in the statement of operations for the year ended March 31, 2000 is to record a full year's compensation expense related to the value of options granted to CTIG's President and Chief Executive Officer, that were contingent on CTIG entering into a definitive merger agreement with Centillion. These options vest over a one year period and are not immediately vested upon consummation of the Merger.

         The adjustment included in the statement of operations for the six months ended September 30, 2000 is to eliminate the amount of such compensation expense included within the historical results since the entire expense is presumed to be recorded in the year ended March 31, 2000.

(4) To record an income tax benefit related to the historical CTIG net loss. Such benefit had not been recorded in the historical financial statements since recoverability was not determined to be more likely than not. The amount was calculated using a tax rate of 40%.

(5) To record stock issued and to be issued in connection with the Centillion transaction. The adjustment includes 13,295,837 shares of common stock issued upon closing of the transaction. Basic and diluted weighted average shares outstanding and loss per share for the six months ended September 30, 2000 are the same since the Company has reported a pro forma net loss. Potential dilutive securities at Septemer 30, 2000 include the following: (a) 400,000 vested options to purchase CTIG Class A Stock, the exercise of which would yield proceeds of approximately $227,000; (b) potential shares issuable in connection with exercise of the additional stock rights, the ultimate number of which is dependent on the total proceeds to be received from the sale of the Holdings LLC assets, estimated to be $10 million, and the market value of the Class A Stock on the exercise dates; and (c) potential shares issuable in connection with the conversion of the Class B Stock, the ultimate number of which is dependent on the total net proceeds to be received from various patent litigation pending, and the market value of the Class A Stock on the exercise dates.

         For the year ended March 31, 2000, dilutive earnings per share is calculated by adding all potentially dilutive securities to the 13,295,837 basic shares issued in connection with the transaction. Such dilutive securities were determined using the treasury stock method and consist of the following:

                                                                          Shares
                                                                       Repurchased             Net
                                                 Total Dilutive       Under Treasury        Dilutive
                                                     Shares            Stock Method          Shares
                                               -------------------  -------------------   --------------
Options                                                   365,000              (61,690)         303,310
Stock Rights in connection with Note                    3,058,352           (2,674,065)         384,287
Class B Stock                                           6,077,420           (5,348,130)         729,290
                                               -------------------  -------------------   --------------

                                                        9,500,772           (8,083,885)       1,416,887
                                               ===================  ===================   ==============

         In determining the number of dilutive shares issuable the following assumptions were made: (1) the Company received proceeds of $10.0 million in connection with the Promissory Note; (2) the Company received net proceeds of $5.0 million in connection with the patent litigation settlements and the conversion of the Class B stock; and (3) the weighted average market price for the Company's Class A Stock during the year ended March 31, 2000, which was used for the conversion of the Class B and the Stock Rights as well as the repurchase of shares under the treasury stock method, was $1.87.

         The exercise price of the additional stock rights is based on 88% of the market value of the Class A Stock on the exercise dates. Assuming proceeds of $10 million, which is the face value of the promissory note, and a Class A market price of $1.87, the stock rights would result in the issuance of an additional 6,077,420 shares of Class A Stock. Using the assumptions noted above, a $0.50 increase and decrease in the price of CTIG's Class A Stock would result in the issuance of 4,795,163 and 8,295,760, respectively, related to the additional stock rights. The $10 million note receivable related to these stock rights has not been recorded as an asset on the pro forma balance sheet since its value is uncertain. Such value will be dependent on the proceeds received by Holdings LLC from the ultimate sale of these businesses to third parties or, alternatively, it will be fixed based on an appraisal of the underlying businesses after a five-year period. Once valued, the note receivable will be recorded, net of any potential impairment, with a corresponding increase to additional paid in capital, representing the value of the stock to be issued. See Note 7 to the unaudited pro forma balance sheet data

         The conversion price per share of the first 333,334 shares exercised in the first year after consummation of the Merger of Class B Stock is the lower of $1.50 and 88% of the market value of the Class A Stock and 88% of the market value of the Class A Stock for subsequent conversions. The total proceeds to be received in connection with the Class B conversions is wholly dependent on the net proceeds ultimately received by CTIG from the settlement of pending patent infringement litigation. Assuming net proceeds of $5.0 million, which is based on the current best estimate of Centillion's management, and a Class A Stock market value of $1.87, the conversion of Class B Stock would result in the issuance of an additional 3,058,352 shares of Class A Stock. Using the assumptions noted above, a $0.50 increase and decrease in the price of CTIG's Class A Stock would result in the issuance of 2,459,965 and 4,147,880, respectively, related to the conversion of the Class B Stock.

(6) To provide for amortization of the goodwill and software costs recorded in connection with the Celltech transaction. For the purpose of this pro forma adjustment, the life of such goodwill has been assumed to be seven years. The final allocation of the purchase price, including the valuation of the assets acquired and the amortization periods used, will be dependent upon the results of the appraisal not yet received.

(7) To record stock issued and issuable in connection with the Celltech transaction. The number of shares excludes the 787,797 shares held in escrow pending the resolution of certain contingencies.

(8) Income (loss) from continuing operations before nonrecurring charges for the year ended March 31, 2000 and the six months ended September 30, 2000, exclude estimated closing costs, consisting of various severance and employee costs, which will be paid by Centillion upon consummation of the transaction as well as the related income tax benefit associated with such costs. Such costs and related tax benefit amount to approximately $1,208,000 and $828,000, respectively. See Note 6 to the Unaudited Pro Forma Balance Sheet Data.

                                  ANNEX LISTING

 Annex                             Title                                   Page
 -----                             -----                                   ----

   A      Agreement and Plan of Merger by and between
          CTI Group (Holdings) Inc. and Centillion Data Systems, Inc.,
          dated as of February 3, 2000       ...............................A-1

   B      Surviving Corporation - Articles of Incorporation.................B-1

   C      Surviving Corporation Bylaws......................................C-1

   D      Shareholder LLC Promissory Note...................................D-1

   E      Form of Promissory Note...........................................E-1

   F      Opinion of First Colonial Securities Group, Inc...................F-1

   G      ss.262 of the Delaware Corporation Law............................G-1

   H      Agreement and Plan of Merger by and among
          CTI Group (Holdings) Inc., CTI Billing Solutions, Inc., Celltech Information Systems, Inc., David A. Warren, Frank S. Scarpa,
          Valerie S. Hart and Richard J. Donnelly, dated as of
          April 5, 2000.....................................................H-1

   I      Communications Group Inc. Stock Option and
          Restricted Stock Plan.............................................I-1

                                                                       ANNEX  A



================================================================================




                          AGREEMENT AND PLAN OF MERGER



                                 by and between



                            CTI GROUP (HOLDINGS) INC.



                                       and



                          CENTILLION DATA SYSTEMS, INC.



                      ------------------------------------


                          Dated as of February 3, 2000

                      ------------------------------------



================================================================================

                                TABLE OF CONTENTS

                                                                                                                Page
                                                                                                                ----

ARTICLE I.        THE MERGER......................................................................................2
         1.1      The Merger......................................................................................2
         1.2      Closing.........................................................................................2
         1.3      Effective Time..................................................................................2
         1.4      Effects of the Merger...........................................................................2
         1.5      Effect on Capital Stock.........................................................................2
         1.6      Exchange Agent..................................................................................4
         1.7      Exchange Procedures.............................................................................4
         1.8      Distributions with Respect to Unexchanged Shares................................................5
         1.9      No Fractional Shares of CTI Group Capital Stock.................................................5
         1.10     No Liability....................................................................................6
         1.11     Lost Certificates...............................................................................6
         1.12     Stock Transfer Books............................................................................6
         1.13     Dissenting Shares...............................................................................7
         1.14     Escrow..........................................................................................7
         1.15     Additional Stock Rights.........................................................................9

ARTICLE II.       THE SURVIVING CORPORATION......................................................................10
         2.1      Certificate of Incorporation...................................................................10
         2.2      Bylaws.........................................................................................10
         2.3      Directors......................................................................................10
         2.4      Officers.......................................................................................10

ARTICLE III. REPRESENTATIONS AND WARRANTIES OF CTI GROUP.........................................................11
         3.1      Corporate Existence and Power..................................................................11
         3.2      Corporate Authorization........................................................................11
         3.3      Governmental Authorization.....................................................................12
         3.4      Non-contravention..............................................................................12
         3.5      Capitalization.................................................................................13
         3.6      Subsidiaries...................................................................................13
         3.7      SEC Filings; Financial Statements..............................................................13
         3.8      No Undisclosed Material Liabilities............................................................14
         3.9      Absence of Certain Changes.....................................................................15
         3.10     Litigation.....................................................................................16
         3.11     Compliance with Applicable Laws................................................................16
         3.12     Permits........................................................................................16
         3.13     Insurance......................................................................................16
         3.14     Contracts......................................................................................16
         3.15     Properties.....................................................................................17

                                       A-2


         3.16     Employees and Independent Contractors..........................................................18
         3.17     Employee Benefit Plans.........................................................................18
         3.18     Taxes..........................................................................................19
         3.19     Environmental Matters..........................................................................20
         3.20     Patents and Other Proprietary Rights...........................................................20
         3.21     Year 2000......................................................................................22
         3.22     Brokers........................................................................................22
         3.23     Intentional Left Blank.........................................................................22
         3.24     No Other Representations.......................................................................22
         3.25     Certain Interests..............................................................................22

ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF CENTILLION.........................................................23
         4.1      Corporate Existence and Power..................................................................23
         4.2      Corporate Authorization........................................................................23
         4.3      Governmental Authorization.....................................................................23
         4.4      Non-contravention..............................................................................24
         4.5      Capitalization.................................................................................24
         4.6      Subsidiaries...................................................................................24
         4.7      SEC Filing Information; Financial Statements...................................................25
         4.8      No Undisclosed Material Liabilities............................................................25
         4.9      Absence of Certain Changes.....................................................................26
         4.10     Litigation.....................................................................................27
         4.11     Compliance with Laws...........................................................................27
         4.12     Permits........................................................................................27
         4.13     Insurance......................................................................................27
         4.14     Contracts......................................................................................27
         4.15     Properties.....................................................................................28
         4.16     Employees and Independent Contractors..........................................................29
         4.17     Employee Benefit Plans.........................................................................29
         4.18     Taxes..........................................................................................30
         4.19     Environmental Matters..........................................................................30
         4.20     Patents and Other Proprietary Rights...........................................................31
         4.21     Year 2000......................................................................................32
         4.22     Brokers........................................................................................32
         4.23     No Other Representations.......................................................................32
         4.24     Certain Interests..............................................................................32
         4.25     Reorganization.................................................................................33

                                       A-3


ARTICLE V.        COVENANTS OF CENTILLION AND CTI GROUP..........................................................34
         5.1      Reasonable Best Efforts........................................................................34
         5.2      Consents.......................................................................................34
         5.3      Public Announcements...........................................................................34
         5.4      Notification of Certain Matters................................................................34
         5.5      Access to Information..........................................................................35
         5.6      Preparation of the Form S-4 and the Proxy Statement/Prospectus; Stockholders
                  Meetings.......................................................................................35
         5.7      Additional Covenants of Centillion.............................................................36
         5.8      Additional Covenants of CTI Group..............................................................38
         5.9      Indemnification, Exculpation and Insurance.....................................................40
         5.10     No Solicitation by CTI Group...................................................................41
         5.11     Employee Stock Option and Benefit Plans........................................................43

ARTICLE VI.  CONDITIONS TO THE MERGER............................................................................44
         6.1      Conditions.....................................................................................44
         6.2      Additional Conditions to Obligations of CTI Group..............................................44
         6.3      Additional Conditions to Obligations of Centillion.............................................46

ARTICLE VII.  TERMINATION........................................................................................48
         7.1      Termination....................................................................................48
         7.2      Effect of Termination..........................................................................49
         7.3      Fees and Expenses..............................................................................49

ARTICLE VIII.  INDEMNIFICATION...................................................................................50
         8.1      Indemnification................................................................................50
         8.2      Conditions of Indemnification..................................................................50
         8.3      Remedies.......................................................................................51

ARTICLE IX.  MISCELLANEOUS.......................................................................................52
         9.1      Notices........................................................................................52
         9.2      Survival of Representations and Warranties and Agreements......................................53
         9.3      Amendment......................................................................................53
         9.4      Extension; Waiver..............................................................................53
         9.5      Successors and Assigns.........................................................................53


         9.6      Governing Law..................................................................................53
         9.7      Jurisdiction...................................................................................53
         9.8      Counterparts; Effectiveness....................................................................54
         9.9      Entire Agreement; No Third-Party Beneficiaries.................................................54
         9.10     Headings.......................................................................................54
         9.11     Schedules......................................................................................54
         9.12     Waiver of Jury Trial...........................................................................54
         9.13     Severability...................................................................................54
         9.14     Disclosure Schedules...........................................................................54

EXHIBITS

         EXHIBIT A         SURVIVING CORPORATION - ARTICLES OF INCORPORATION
                           CAPITAL STOCK PROVISIONS

         EXHIBIT B         SURVIVING CORPORATION BYLAWS

         EXHIBIT C         DIRECTORS AND EXECUTIVE EMPLOYMENT

         EXHIBIT D         SHAREHOLDER LLC PROMISSORY NOTE

         EXHIBIT E         ANTHONY JOHNS EMPLOYMENT AGREEMENT

         EXHIBIT F         FORM OF PROMISSORY NOTE

         EXHIBIT G         DIVESTED CENTILLION SUBSIDIARIES

                             INDEX OF DEFINED TERMS

Term                                                                                                        Section
----                                                                                                        -------
Additional Stock Rights ........................................................................................1.5
Affiliate .....................................................................................................1.14
Average Market Price ...........................................................................................1.9
Billing Business ..............................................................................................4.25
Business Day ..................................................................................................5.10
Centillion Capital Stock  ......................................................................................1.5
Centillion Dissenting Shares  .................................................................................1.13
Centillion Disclosure Schedule ..........................................................................Article IV
Centillion Financial Statements ................................................................................4.7
Centillion Required Vote  ......................................................................................4.2
Centillion Stockholders  ......................................................................................1.14
Centillion Stockholders Meeting ................................................................................5.6
Certificate ....................................................................................................1.5
Change in Law...................................................................................................6.3
Class A Common Stock  ..........................................................................................1.5
Class B Common Stock ...........................................................................................1.5
Closing ........................................................................................................1.2
Closing Date ...................................................................................................1.2
Code ......................................................................................................Preamble
Confidentiality Agreement ......................................................................................5.5
Contingent Stock Warrant  ......................................................................................1.5
CTI Group Acquisition Agreement  ..............................................................................5.10
CTI Group Applicable Period ...................................................................................5.10
CTI Group Capital Stock  .......................................................................................1.5
CTI Group Competing Proposal  .................................................................................5.10
CTI Group Disclosure Schedule  .........................................................................Article III
CTI Group Dissenting Shares ...................................................................................1.13
CTI Group Required Vote  .......................................................................................3.2
CTI Group Shareholders Meeting  ................................................................................5.6
CTI Group Superior Proposal  ..................................................................................5.10
Covered Disposition ....................................................................................Exhibit "A"
Delaware Certificate of Merger .................................................................................1.3
DGCL  ..........................................................................................................1.1
Dissenting Shares .............................................................................................1.13
Effective Time .................................................................................................1.3
Employee Plan .................................................................................................3.17
Environmental Law .............................................................................................3.19
ERISA .........................................................................................................3.17
Escrow Conversion Ratio . .....................................................................................1.14

                                       A-6


Escrow Distribution Date  .....................................................................................1.14

Term                                                                                                       Section
----                                                                                                       -------

Escrowed Stock .................................................................................................1.5
Exchange Act ...................................................................................................3.3
Exchange Agent .................................................................................................1.6
Form S-4  ......................................................................................................5.6
GAAP  ..........................................................................................................3.8
Governmental Entity ............................................................................................3.3
Hazardous Substance ...........................................................................................3.19
IBCL  ..........................................................................................................1.1
Indiana Articles of Merger ....................................................................................1.3
Intellectual Property  ........................................................................................3.20
Lien ...........................................................................................................3.4
LLC  ...........................................................................................................6.2
Material Adverse Effect ........................................................................................3.1
Merger ....................................................................................................Preamble
Merger Consideration ...........................................................................................1.5
Other Filings ..................................................................................................3.7
Person ........................................................................................................1.10
Proxy Statement/Prospectus .....................................................................................5.6
SEC Reports ....................................................................................................3.7
Shareholder Promissory Note ...................................................................................1.15
Specified Contracts  ..........................................................................................3.14
Subsidiary .....................................................................................................3.1
Subsidiary Securities ..........................................................................................3.6
Surviving Corporation ..........................................................................................1.1
Target Revenue  ...............................................................................................1.14
Taxes .........................................................................................................3.18
Termination Date  ..............................................................................................7.1
Tracked Assets  ................................................................................................6.2
Violation ......................................................................................................3.4


                                       A-7

AGREEMENT AND PLAN OF MERGER, dated as of February 3, 2000 (this "Agreement"), between CTI GROUP (HOLDINGS) INC., a Delaware corporation ("CTI Group"), and CENTILLION DATA SYSTEMS, INC., an Indiana corporation ("Centillion").

                              W I T N E S S E T H:
                               -------------------

         WHEREAS, the respective Boards of Directors of CTI Group and Centillion have each determined that the merger of Centillion with and into CTI Group (the "Merger") is in the best interests of their respective stockholders, such Boards of Directors have adopted resolutions approving the Merger and recommending that their respective stockholders adopt and approve this Agreement, and the Board of Directors of Centillion has also determined that the terms of the Merger are fair to holders of the issued and outstanding shares of capital stock of Centillion, upon the terms and subject to the conditions set forth in this Agreement, pursuant to which each share of capital stock of Centillion issued and outstanding immediately prior to the Effective Time, other than shares owned or held by CTI Group or Centillion and other than Dissenting Shares, will be converted into the right to receive the applicable Merger Consideration as set forth in Section 1.5;

         WHEREAS, CTI Group and Centillion desire to make certain representations, warranties, covenants and agreements in connection with the transactions contemplated hereby and also to prescribe various conditions to the transactions contemplated hereby; and

         WHEREAS, CTI Group and Centillion intend, by approving resolutions authorizing this Agreement, to adopt this Agreement as a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated thereunder.

         NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein and intending to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE I
                                   THE MERGER

1.1 The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the Delaware General Corporation Law (the "DGCL") and the Indiana Business Corporation Law (the "IBCL"), Centillion shall be merged with and into CTI Group at the Effective Time. Following the Merger, the separate corporate existence of Centillion shall cease and CTI Group shall continue as the surviving corporation (the "Surviving Corporation").

1.2 Closing. The closing of the Merger (the "Closing") will take place at 10:00 a.m., Eastern Standard time, on the second Business Day after the satisfaction or (subject to applicable law) waiver of the conditions (excluding conditions that, by their terms, cannot be satisfied until the Closing Date) set forth in Article VI (the "Closing Date"), unless another time or date is agreed to in writing by the parties hereto. The Closing shall be held at the offices of Blank Rome Comisky & McCauley LLP, One Logan Square, Philadelphia, Pennsylvania 19103, unless another place is agreed to in writing by the parties hereto.

1.3 Effective Time. As soon as practicable following the Closing, the parties shall:

         (a) (i) file a certificate of merger (the "Delaware Certificate of Merger") in such form as is required by and executed in accordance with the relevant provisions of the DGCL and (ii) make all other filings or recordings required under the DGCL; and

         (b) (i) file articles of merger (the "Indiana Articles of Merger") in such form as is required by and executed in accordance with the relevant provisions of the IBCL and (ii) make all other filings or recordings required under the IBCL. The Merger shall become effective upon the later to occur of the filing of (i) the Delaware Certificate of Merger with the Delaware Secretary of State and (ii) the Indiana Articles of Merger with the Indiana Secretary of State, or at such subsequent time as CTI Group and Centillion shall agree and set forth in the Delaware Certificate of Merger and the Indiana Articles of Merger (the date and time the Merger becomes effective being the "Effective Time").

1.4 Effects of the Merger. At and after the Effective Time, the Merger will have the effects set forth in the DGCL and the IBCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, powers and franchises of Centillion shall be vested in the Surviving Corporation, and all debts, liabilities and duties of Centillion shall become the debts, liabilities and duties of the Surviving Corporation.

1.5      Effect on Capital Stock.

         (a) As contemplated in Section 2.1, at the Effective Time, the certificate of incorporation of CTI Group will be amended to provide for the following classes of capital stock of CTI Group:

                  (i) Class A Common Stock; par value $0.01 per share; 46,500,000 shares ("Class A Common Stock"); and

                  (ii) Class B Common Stock; par value $0.01 per share; 3,500,000 shares ("Class B Common Stock").

The foregoing classes of capital stock, including the capital stock of CTI Group outstanding (and included in the Class A Common Stock as of the date hereof) are herein collectively referred to as "CTI Group Capital Stock".

         (b) At the Effective Time by virtue of the Merger and without any action on the part of the holders thereof (in each of the following cases other than such shares owned or held by CTI Group or Centillion, which shall automatically be retired and shall cease to exist, and no consideration shall be delivered in exchange therefor, and other than Dissenting Shares):

                  (i) Except to the extent that subparagraph (b)(ii) below applies, the shares of capital stock of Centillion issued and outstanding immediately prior to the Effective Time (the "Centillion Capital Stock"), shall be converted into the following (the "Merger Consideration") pro rata, on a per share equivalent basis:

                           (A) 12,295,838 shares of Class A Common Stock, of
which 9,080,738 shares shall be distributed at Closing, and 3,215,100 shares (the "Escrowed Stock") shall be delivered at Closing into the escrow established in Section 1.14 hereof for the benefit of the holders of Centillion Capital Stock, to be held, distributed and/or canceled in accordance with the terms of such escrow.

                           (B) 3,500,000 of Class B Common Stock.

                           (C) The right to receive additional shares of Class A
Common Stock on the terms and conditions set forth in Section 1.15 hereof (the "Additional Stock Rights").

                           (D) The right to purchase some or all of the Escrowed
Stock under Section 1.14(d).

                  (ii) Centillion shall have the option to have the Merger Consideration to be as set forth below instead of as set forth in 1.5(b)(i) above. The option shall be exercised by Centillion having, at the Effective Time, the balance sheet of Centillion reflecting cash of not less than $8,000,000 in lieu of the $6,500,000 provided for in Section 6.2(d). In such event, the Centillion Capital Stock shall be converted pro rata, on a per share equivalent basis as follows:

                           (A) 12,962,504 shares of Class A Common Stock, of
which 9,747,404 shares shall be distributed at Closing, and 3,215,100 of Escrowed Stock shall be delivered at Closing into the escrow established in Section 1.14 hereof for the benefit of the holders of Centillion Capital Stock, to be held, distributed and/or canceled in accordance with the terms of such escrow.

                           (B) 2,833,334 of Class B Common Stock.

                           (C) The right to receive Additional Stock Rights on
the terms and conditions set forth in Section 1.15 hereof.

                           (D) The right to purchase some or all of the Escrowed
Stock under Section 1.14(d).

         (c) As a result of the Merger and without any action on the part of the holders thereof, at the Effective Time, all shares of Centillion Capital Stock shall cease to be outstanding and shall be canceled and retired and shall cease to exist, and each holder of a certificate which immediately prior to the Effective Time represented any such shares of Centillion Capital Stock (a "Certificate") shall thereafter cease to have any rights with respect to such shares of Centillion Capital Stock, except the right to receive the applicable Merger Consideration and any cash in lieu of fractional shares of applicable CTI Group Capital Stock to be issued in consideration therefor and any dividends or other distributions to which holders of Centillion Capital Stock become entitled all in accordance with this Article I upon the surrender of such certificate.

         (d) Each share of Centillion Capital Stock issued and owned or held by CTI Group or Centillion at the Effective Time shall, by virtue of the Merger, cease to be outstanding and shall be canceled and retired and no stock of CTI Group or other consideration shall be delivered in exchange therefor.

         (e) The Surviving Corporation shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of shares of Centillion Capital Stock such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code and the rules and regulations promulgated thereunder, or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by the Surviving Corporation such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the shares of Centillion Capital Stock in respect of which such deduction and withholding was made by the Surviving Corporation.

1.6 Exchange Agent. Prior to the Effective Time, CTI Group shall appoint American Stock Transfer or another commercial bank or trust company reasonably satisfactory to Centillion to act as exchange agent hereunder for the purpose of exchanging Certificates for the applicable Merger Consideration (the "Exchange Agent"). At or prior to the Effective Time, CTI Group shall deposit with the Exchange Agent, in trust for the benefit of holders of shares of Centillion Capital Stock, certificates representing the applicable CTI Group Capital Stock issuable pursuant to Section 1.5 in exchange for outstanding shares of Centillion Capital Stock in the Merger. CTI Group agrees to make available to the Exchange Agent from time to time as needed, cash sufficient to pay cash in lieu of fractional shares pursuant to Section 1.9.

1.7 Exchange Procedures. As soon as reasonably practicable after the Effective Time, the Surviving Corporation shall cause the Exchange Agent to mail to each holder of a Certificate (i) a letter of transmittal which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent, and which letter shall be in such form and have such other provisions as CTI Group may reasonably specify and (ii) instructions for effecting the surrender of such Certificates in exchange for the applicable Merger Consideration. Upon surrender of a Certificate to the Exchange Agent together with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, and such other documents as may reasonably be required by the Exchange Agent, the holder of such Certificate shall be entitled to receive in exchange therefor (A) one or more shares of applicable CTI Group Capital Stock representing, in the aggregate, the whole number of shares that such holder has the right to receive pursuant to Section 1.5, and (B) a check in the amount equal to the cash that such holder has the right to receive in lieu of any fractional shares of applicable CTI Group Capital Stock pursuant to Section 1.9 and in each case the Certificate so surrendered shall forthwith be canceled. No interest will be paid or will accrue on any cash so payable.

1.8 Distributions with Respect to Unexchanged Shares. No dividends or other distributions declared or made with respect to shares of CTI Group Capital Stock with a record date after the Effective Time shall be paid to the holder of any un-surrendered Certificate with respect to the shares of CTI Group Capital Stock that such holder would be entitled to receive upon surrender of such Certificate and no cash payment in lieu of fractional shares of CTI Group Capital Stock shall be paid to any such holder until such holder shall surrender such Certificate. Subject to the effect of applicable laws, following surrender of any such Certificate, there shall be paid to such holder of shares of CTI Group Capital Stock issuable in exchange therefor, without interest, promptly after the time of such surrender, the amount of any cash payable in lieu of fractional shares of CTI Group Capital Stock to which such holder is entitled pursuant to
Section 1.9 and the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole shares of CTI Group Capital Stock.

1.9      No Fractional Shares of CTI Group Capital Stock.

         (a) No certificates or scrip or shares of CTI Group Capital Stock representing fractional shares of CTI Group Capital Stock shall be issued upon the surrender for exchange of Certificates and such fractional share interests will not entitle the owner thereof to vote or to have any rights of a shareholder of CTI Group or a holder of shares of CTI Group Capital Stock.

         (b) Notwithstanding any other provision of this Agreement, each holder of shares of Centillion Capital Stock exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of applicable CTI Group Capital Stock (after taking into account all Certificates delivered by such holder) shall receive, in lieu thereof, cash (without interest) in an amount equal to the product of (i) such fractional part of a share of applicable CTI Group Capital Stock multiplied by (ii) the per share Average Market Price (as hereinafter defined) for Class A Common Stock or $1.50 per share for Class B Common Stock. The fractional share interests of CTI Group Capital Stock will be aggregated, and no recordholder of Centillion Capital Stock will receive cash in an amount equal to or greater than the value of one full share of CTI Group Capital Stock determined as of the Effective Time.

         (c) For purposes of this Agreement, the "Average Market Price" of the Class A Common Stock at any date shall mean the average of the daily last reported sale price per share of the Class A Common Stock on the NASDAQ National Market System (or if such stock is then listed on the New York Stock Exchange, on such Exchange) during the most recent twenty (20) consecutive full Business Days before such date, provided that if there was no reported sale on any such day or days, there shall be substituted the average of the closing bid and asked quotations on that Market or Exchange on that day or days, and provided further that, if the Class A Common Stock is not listed on that Market or Exchange on any such day or days, there shall be substituted the comparable sale price or average of bid and asked quotations on the principal national securities exchange on which such Class A Common Stock is so listed, or if not so listed on any national securities exchange, the average of the highest bid and the lowest asked quotations in the over-the-counter market that day or days.

1.10 No Liability. None of Centillion, CTI Group or the Exchange Agent shall be liable to any Person (as defined below) in respect of any Merger Consideration, any dividends or distributions with respect thereto or any cash in lieu of fractional shares of applicable CTI Group Capital Stock, in each case delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. For purposes of this Agreement, "Person" shall mean any individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof. If any Certificate shall not have been surrendered prior to eight (8) years after the Effective Time (or immediately prior to such earlier date on which any Merger Consideration, any dividends or distributions payable to the holder of such Certificate or any cash payable in lieu of fractional shares of CTI Group Capital Stock pursuant to this
Article I, would otherwise escheat to or become the property of any Governmental Entity(as defined below)), any such Merger Consideration, dividends or distributions in respect thereof or such cash shall, to the extent permitted by applicable law, be delivered to CTI Group, upon demand, and any holders of Centillion Capital Stock who have not theretofore complied with the provisions of this Article I shall thereafter look only to CTI Group for satisfaction of their claims for such Merger Consideration, dividends or distributions in respect thereof or such cash.

1.11 Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person, in a form and substance satisfactory to CTI Group and containing an appropriate indemnity against claims, claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such Person of a bond in such reasonable amount as the Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will deliver in exchange for such lost, stolen or destroyed Certificate the applicable Merger Consideration with respect to the shares of Centillion Capital Stock formerly represented thereby, any cash in lieu of fractional shares of CTI Group Capital Stock, and unpaid dividends and distributions on shares of CTI Group Capital Stock deliverable in respect thereof, pursuant to this Agreement.

1.12 Stock Transfer Books. At the close of business, Eastern Standard Time, on the day the Effective Time occurs, the stock transfer books of Centillion shall be closed and there shall be no further registration of transfers of shares of Centillion Capital Stock thereafter on the records of Centillion. From and after the Effective Time, the holders of Certificates shall cease to have any rights with respect to such shares of Centillion Capital Stock formerly represented thereby, except as otherwise provided herein or by law.

1.13     Dissenting Shares.

         (a) Notwithstanding anything in this Agreement to the contrary and unless provided for by applicable law, shares of Centillion Capital Stock that are issued and outstanding immediately prior to the Effective Time and that are owned by stockholders who have properly perfected their rights of appraisal within the meaning of Sections 23-1-44-1 et seq. of the IBCL (the "Centillion Dissenting Shares") shall not be converted into the right to receive the Merger Consideration unless and until such stockholders shall have failed to perfect their right of payment under applicable law, but, instead, the holders thereof shall be entitled to payment of the fair value of such Centillion Dissenting Shares in accordance with the IBCL. If any such holder shall have failed to perfect or shall have effectively withdrawn or lost such right of appraisal, each share of such Centillion Capital Stock held by such stockholder shall thereupon be deemed to have been converted into the right to receive and become exchangeable for, at the Effective Time, the applicable Merger Consideration, in the manner provided for in Section 1.5(b). Centillion shall give CTI Group prompt notice of any notice or demand filed pursuant to Sections 23-1-44-1 et seq. of the IBCL received by Centillion, withdrawals of such notice or demand and any other instruments served in connection therewith pursuant to the IBCL and received by Centillion. Centillion shall not, except with the prior written consent of CTI Group, (x) make any payment with respect to any such objection,
(y) offer to settle or settle any such objection or (z) waive any failure to timely deliver a written objection in accordance with the IBCL.

         (b) Notwithstanding anything in this Agreement to the contrary and unless provided for by applicable law, holders of shares of CTI Group Capital Stock that are issued and outstanding immediately prior to the Effective Time and that are owned by stockholders who have properly perfected their rights of appraisal within the meaning of Section 262 of the DGCL (the "CTI Group Dissenting Shares") shall be entitled to payment of the fair value of such CTI Group Dissenting Shares determined in accordance with Section 262 of the DGCL. If any such stockholder shall have failed to perfect or shall have effectively withdrawn or lost such right of appraisal, each such share of CTI Group Capital Stock held by such stockholder shall thereupon be deemed to remain issued and outstanding and unchanged as a validly issued, fully paid and non-assessable share of capital stock of the Surviving Corporation. CTI Group shall give Centillion prompt notice of CTI Group's receipt of any notice or demand for appraisal or payment pursuant to Section 262 of the DGCL, withdrawals thereof and any other instruments served in connection therewith pursuant to the DGCL and received by CTI Group. CTI Group shall not, except with the prior written consent of Centillion, (x) make any payment with respect to such objection, (y) settle or offer to settle any such objection or
(z) waive any failure to timely deliver a written objection in accordance with the DGCL.


1.14 Escrow. The Escrowed Stock shall be delivered to the holders of Centillion Capital Stock who received Class A Common Stock in the Merger (the "Centillion Stockholders"), in the manner set forth below on (or within thirty
(30) days following) the Escrow Distribution Date.

         (a) If the Target Revenue is equal to or greater than $12 million, then, all of the Escrowed Stock shall be delivered by the Escrow Agent to the Centillion Stockholders who received Class A Common Stock under Section 1.5(b)(i), on the same per share basis; and

         (b) If the Target Revenue is less than $12 million, then, only such number of shares of the Escrowed Stock (rounded down to the nearest whole number) as is equal to the number of shares of Escrowed Stock originally delivered into escrow, multiplied by the Escrow Conversion Ratio shall be distributed; and any shares of the Escrowed Stock which are not so distributed, after giving effect to the provisions of Subsection (d) below, shall be canceled and/or returned to treasury. For purposes of this provision the "Escrow Conversion Ratio" shall be the fraction obtained by subtracting from 1.000, the number determined by dividing: (A) the result obtained by subtracting the amount of Target Revenue from $12 million; by (B) $12 million.

         (c) For purposes of this provision, the term "Target Revenue" shall mean the sum of the gross revenues received by CTI Group during, and properly attributable thereto under GAAP (as hereinafter defined), the period beginning on September 20, 2000 and ending on the third anniversary following such date (such third anniversary being the "Escrow Distribution Date"), from (i) a contract with Sprint Communications Company, L.P. dated August 8, 1997 or any successor or affiliate of such company and (ii) revenues, other than the proceeds of any settlements or judgments, received from parties which are either defendants in any patent infringement action relating to U.S. Patent No. 5287270 or U.S. Patent No. 5325290 or who have been or may be sent letters in the future indicating that CTI Group believes are infringing such patents. Section 4.20(d) of Centillion's Disclosure Schedule contains a list of defendants or parties that have been notified that Centillion believes may be infringing on such patents.

         (d) No fractional shares or scrip representing fractional shares of the Escrowed Stock shall be issued pursuant to this Section 1.14; provided, however, that if as the result of the operation of Subsection (b) above, a recipient of Merger Consideration under Section 1.5 is to receive a number of shares of Escrowed Stock which is less than the number of shares of Escrowed Stock such holder would have received had the distribution been made under Subsection (a) above, then, and in such event, such holder shall have the right (exercisable in whole or in part, but not later than ten (10) days after the date on which the Escrowed Stock was or would have been distributed as the case may be) to purchase from CTI Group (at a per share equivalent purchase price of $1.50 per share) such number of shares (or partial shares) of the Escrowed Stock as will result in such holder receiving, in the aggregate under subsections (b) and (d), the same number of shares of Escrowed Stock as such holder would have received if the distribution of Escrowed Stock had been made under Subsection
(a) above.

         (e) An executive committee described in Exhibit "C" shall, by unanimous vote, determine the Escrow Stock to be distributed pursuant to this Section
1.14. Any controversy or claim arising out of or relating to this Section 1.14, shall be settled by a binding arbitration in Philadelphia, Pennsylvania in accordance with the Commercial Arbitration Rules of the American Arbitration Association.


1.15     Additional Stock Rights.

         (a) Subject to Subsection (b) below, on the last day of the fiscal quarter in which payments of any kind are received by CTI Group with respect to the outstanding principal balance of the Promissory Note issued to Centillion attached as Exhibit "D" (the "Shareholder LLC Promissory Note"), the Centillion Stockholders shall be entitled to receive, and CTI Group shall distribute, pro rata on a per share basis, additional shares of Class A Common Stock equal in value to the payment received. The number of additional shares of Class A Common Stock to be so distributed shall be determined by dividing (x) the dollar amount of payment(s) received by CTI Group with respect to the outstanding principal balance of the Shareholder LLC Promissory Note (subject to Subsection (b) below), by (y) an amount equal to eighty-eight percent (88%) of the Average Market Value of a single share of Class A Common Stock on the date of distribution.

         (b) CTI Group shall not be required to distribute additional shares of Class A Common Stock under Subsection (a) above unless and until the aggregate amount of principal payments received equals or exceeds $1,000,000 in a fiscal quarter, with distribution to be made on the last day of such fiscal quarter. For purposes of this Subparagraph (b), if the aggregate payments received in any fiscal quarter do not equal or exceed $1,000,000, then such payments shall be carried over to subsequent quarters until the aggregate amount of payments received equals or exceeds $1,000,000.

         (c) If all or any portion of the Shareholder LLC Promissory Note remains outstanding more than five (5) years after the Effective Time, the value of the Shareholder LLC Promissory Note at such time (after giving effect to payments already made with respect to the Shareholder LLC Promissory Note and the Class A Common Stock issued in connection therewith under Subsection (a) above) shall be determined by appraisal in accordance with Section 3(d) of the Articles of Incorporation attached hereto as Exhibit "A", and the appraised value of the Shareholder LLC Promissory Note shall be distributed to the Centillion Stockholders in the form of additional shares of Class A Common Stock, pro rata on a per share basis, with the number of additional shares of Class A Common Stock to be so distributed, determined by dividing (x) the appraised value of the Shareholder LLC Promissory Note, by (y) an amount equal to eighty-eight percent (88%) of the then Average Market Value of a single share of Class A Common Stock on the date of distribution.

                                   ARTICLE II
                            THE SURVIVING CORPORATION

2.1 Certificate of Incorporation. The certificate of incorporation of the CTI Group in effect at the Effective Time shall be amended to read as set forth in Exhibit "A" hereto.

2.2 Bylaws. The bylaws of CTI Group in effect at the Effective Time shall be the bylaws of the Surviving Corporation until amended in accordance with applicable law; provided, however, that at and as of the Effective Time, the bylaws of CTI Group shall be amended to read as set forth in Exhibit "B" hereto.

2.3 Directors. From and after the Effective Time, until successors are duly elected or appointed and qualified in accordance with applicable law, the directors of the Surviving Corporation shall be determined in the manner set forth in Exhibit "C" hereto.

2.4 Officers. From and after the Effective Time, until successors are duly elected or appointed and qualified in accordance with applicable law, the officers of the Surviving Corporation shall be determined in the manner set forth in Exhibit "C" hereto.

                                   ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF CTI GROUP

         CTI Group represents and warrants to Centillion that except as set forth in the Disclosure Statement delivered to Centillion prior to the execution of this Agreement (the "CTI Group Disclosure Schedule"):

3.1 Corporate Existence and Power. CTI Group is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has all corporate powers and authority and all governmental licenses, authorizations, permits, consents and approvals required to own, operate or lease the properties that it purports to own, operate or lease and to carry on its business as now conducted, except for those licenses, authorizations, permits, consents and approvals the absence of which would not have, individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), business assets or results of operations of CTI Group and its Subsidiaries (as defined below), taken as a whole, or upon the ability of CTI Group to consummate the transactions contemplated by this Agreement or perform its obligations hereunder (a "Material Adverse Effect"). CTI Group is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary, except for those jurisdictions where the failure to be so qualified would not have a Material Adverse Effect. CTI Group has heretofore delivered to Centillion complete and correct copies of CTI Group's and each Subsidiary's certificate of incorporation and bylaws or equivalent organizational documents as currently in effect. Such certificate of incorporation, bylaws and equivalent organizational documents are in full force and effect. A true and complete list of all of CTI Group's Subsidiaries, together with the jurisdiction of incorporation of each Subsidiary is set forth in Section 3.1 of the CTI Group Disclosure Schedule. For purposes of this Agreement, a "subsidiary" of any Person means any other Person of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are directly or indirectly owned or controlled by such Person, or any Person otherwise consolidated or aggregated in accordance with GAAP, and unless otherwise specified, "Subsidiary" means a subsidiary of CTI Group or Centillion, as the context requires.

3.2 Corporate Authorization. The execution, delivery and performance by CTI Group of this Agreement and the consummation by CTI Group of the transactions contemplated hereby are within CTI Group's corporate powers and except for any required approvals by CTI Group's stockholders in connection with the consummation of the Merger, have been duly authorized by all necessary corporate action. The affirmative vote of the holders of a majority of the outstanding shares (if required by law) is the only vote of the holders of any of CTI Group's capital stock necessary in connection with the consummation of the Merger (the "CTI Group Required Vote"). This Agreement has been duly and validly authorized (assuming receipt of the CTI Group Required Vote), executed and delivered by CTI Group and, assuming the due and valid authorization, execution and delivery of this Agreement by Centillion and receipt of all required approvals by Centillion's stockholders in connection with the consummation of the Merger, constitutes a valid and binding agreement of CTI Group, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally and by equitable principles of general applicability.

3.3 Governmental Authorization. The execution, delivery and performance by CTI Group of this Agreement and the consummation by CTI Group of the Merger and the other transactions contemplated hereby require no consent, waiver, approval, authorization or permit by or from, or action by or in respect of, or filing with, any Governmental Entity (as defined below), other than (i) the filing of a certificate of merger and articles of merger in accordance with the DGCL and the IBCL, respectively, (ii) compliance with any applicable requirements of state takeover laws, (iii) compliance with any applicable requirements of the Securities Exchange Act of 1934 (the "Exchange Act"), and (iv) any action, filing, consent, waiver, approval, authorization or permit that would not in the aggregate prevent or delay consummation of the Merger in any material respect, or otherwise prevent CTI Group from performing its obligations under this Agreement in any material respect or would not in the aggregate have a Material Adverse Effect. For purposes of this Agreement, "Governmental Entity" shall mean any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including, but not limited to, any government authority, agency, department, board, commission or instrumentality of the United States, any State of the United States, or any political subdivision thereof, and any tribunal or arbitrator(s) of competent jurisdiction, and any self-regulatory organization.

3.4      Non-contravention. Assuming compliance with the matters referred to in
Section 3.2 and Section 3.3, the execution, delivery and performance by CTI Group of this Agreement and the consummation by CTI Group of the transactions contemplated hereby do not and will not (i) assuming receipt of the approval of stockholders referred to in Section 3.2, contravene or conflict with the certificate of incorporation or bylaws of CTI Group, (ii) contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to CTI Group or any Subsidiary, (iii) result in a breach or violation of or constitute a default under (or an event which with the giving of notice or the lapse of time or both would constitute a default under) or give rise to a right of termination, amendment, cancellation or acceleration of any right or obligation of CTI Group or any Subsidiary or to a loss of any benefit to which CTI Group or any Subsidiary is entitled or require any consent, approval or authorization under any provision of any material agreement, contract or other instrument binding upon CTI Group or any Subsidiary or any of their respective assets (including any material license, franchise, permit or other similar authorization held by CTI Group or any Subsidiary) or (iv) result in the creation or imposition of any Lien on any asset of CTI Group or any Subsidiary, except for such contraventions, conflicts or violations referred to in clause (ii) and breaches, violations, defaults, rights of termination, cancellation or acceleration, losses, Liens or other occurrences referred to in clauses (iii) and (iv) (each, a "Violation") that individually or in the aggregate would not reasonably be expected to result in a Material Adverse Effect. For purposes of this Agreement, "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset.

3.5 Capitalization. The authorized capital stock of CTI Group consists of 50,000,000 shares of Common Stock. Section 3.5 of the CTI Group's Disclosure Schedule accurately lists all outstanding shares, warrants and options of CTI Group's stock outstanding (including for any options and warrants the identity of the holder, the exercise price and the expiration date) as of the date of this Agreement.

3.6      Subsidiaries.

         (a) Each Subsidiary is an entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, has all corporate or partnership powers and authority and all governmental licenses, authorizations, permits, consents and approvals required to own, operate or lease the properties that it purports to own, operate or lease and to carry on its business as now conducted, except for those licenses, authorizations, permits, consents and approvals, the absence of which would not have individually or in the aggregate a Material Adverse Effect. Each Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary, except for such qualifications the failure of which to obtain would not, individually or in the aggregate, have a Material Adverse Effect.

         (b) All of the outstanding capital stock of, or other ownership interests in, each Subsidiary of CTI Group, is owned by CTI Group, directly or indirectly, free and clear of any Lien and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other ownership interests). There are no outstanding (i) securities of CTI Group or any Subsidiary convertible into or exchangeable for shares of capital stock or other voting securities or ownership interests in any Subsidiary or (ii) options or other rights to acquire from CTI Group or any Subsidiary, and no other obligation of CTI Group or any Subsidiary to issue, any capital stock, voting securities or other ownership interests in, or any securities convertible into or exchangeable for any capital stock, voting securities or ownership interests in, any Subsidiary (the items in clauses 3.6(b)(i) and 3.6(b)(ii) being referred to collectively as the "Subsidiary Securities"). There are no outstanding obligations of CTI Group or any Subsidiary to repurchase, redeem or otherwise acquire any outstanding Subsidiary Securities.

3.7      SEC Filings; Financial Statements.

         (a)      SEC Filings:

                  (i) CTI Group has filed with the SEC all forms, reports, definitive proxy statements, schedules and registration statements (the "SEC Reports") required to be filed with the SEC since October 25, 1999;

                  (ii) As of their respective filing dates, none of the SEC Reports as amended or supplemented contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading;

                  (iii) The SEC Reports when filed complied in all material respects with applicable substantive requirements of the Exchange Act;

                  (iv) None of the information (i) supplied by CTI Group in writing specifically for inclusion or incorporation by reference in the Proxy Statement (ii) in any document to be filed with the SEC in connection with the transactions contemplated by this Agreement (the "Other Filings") or (iii) provided to Centillion in connection with or in contemplation of the transactions set forth in this Agreement will, at the respective times filed with the SEC or at the Effective Time, respectively, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading; and

                  (v) Each document required to be filed by CTI Group with the SEC or required to be distributed or otherwise disseminated to CTI Group's stockholders in connection with the transactions contemplated by this Agreement, when filed, distributed or disseminated, as applicable, will comply as to form in all material respects with the applicable requirements of the Exchange Act.

         (b) Except as set forth in Section 3.7 of the CTI Group Disclosure Schedule, the audited consolidated financial statements of CTI Group dated March 31, 1999 and unaudited consolidated interim financial statements of CTI Group included in the SEC Reports filed prior to and including October 25, 1999 fairly present, in conformity with GAAP applied on a consistent basis (except as may be indicated in the notes thereto or in the case of unaudited interim financial statements as permitted by Form 10-Q of the SEC), the consolidated financial position of CTI Group and its consolidated Subsidiaries as of the dates thereof and its consolidated statements of operations, stockholders' equity and cash flows for the periods then ended (subject to normal year-end adjustments in the case of any unaudited interim financial statements). Notwithstanding any provision contained herein, no representation is made in this Agreement with respect to any financial statement contained in an SEC Report that has been restated or amended in a subsequent SEC Report.

3.8 No Undisclosed Material Liabilities. Except as set forth in Section 3.8 of CTI Group's Disclosure Schedule and as disclosed in the SEC Reports, or to the extent the existence of such liability would not have a Material Adverse Effect, neither CTI Group nor any of its Subsidiaries has any liabilities of the type that are required to be disclosed in financial statements, including the notes thereto, prepared in accordance with generally accepted accounting principles ("GAAP") which are, either individually or in the aggregate, material to the business, operations or financial condition of CTI Group and its subsidiaries taken as a whole, except liabilities adequately provided for or referred to in CTI Group's balance sheet and the related notes attached thereto as of September 30, 1999.

3.9 Absence of Certain Changes. Since September 30, 1999, the business of CTI Group and its Subsidiaries has been conducted in the ordinary course consistent with past practices and, except as disclosed in the SEC Reports or in the CTI Group Disclosure Schedule, there has not been:

         (a) any change, event or development having, or that could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on CTI Group;

         (b) any amendments or changes in the Certificate of Incorporation or bylaws of CTI Group;

         (c) any damage to, destruction or loss of any assets of CTI Group (whether or not covered by insurance) that would have a Material Adverse Effect;

         (d) any change by CTI Group in its accounting methods, principles or practices;

         (e) any revaluation by CTI Group of any of its assets, including, without limitation, writing down the value of inventory or writing off notes or accounts receivable other than in the ordinary course of business;

         (f) any sale of a material amount of assets of CTI Group, except for the sale of inventory in the ordinary course of business;

         (g) any declaration, setting aside or payment of any dividend or distribution in respect of any capital stock of CTI Group or any redemption, purchase or other acquisition of any of its securities;

         (h) any entry by CTI Group into any commitment or transaction material to CTI Group, including, without limitation, any long-term supply agreements or partnership, joint venture or other similar arrangements;

         (i) any increase in or establishment of any bonus, insurance, severance, deferred compensation, pension, profit sharing, stock option (including without limitation, the granting of stock options, stock appreciation rights, performance awards, or restricted stock awards), stock purchase or other employee benefit plan, or any increase in the compensation payable to any officers or key employees of CTI Group except in the ordinary course of business consistent with past practice;

         (j) any issuance, delivery, or sale of, or authorization of the issuance, delivery or sale of, any share of capital stock or any option or rights with respect thereto, other than the issuance of common stock pursuant to Plans outstanding on the date of this Agreement, or modification or amendment of any right of any holder of outstanding shares of capital stock or Options with respect thereto; or

         (k) any incurring of (which shall be deemed to include entering into credit agreements, lines of credit or similar arrangements until borrowings are made under such arrangements) any indebtedness for borrowed money or guarantee of any such indebtedness other than in the ordinary course of business consistent with past practice.

3.10 Litigation. Except as set forth in CTI Group's SEC Reports filed prior to the date hereof or in Section 3.10 of CTI Group's Disclosure Schedule, as of the date hereof there is no action, suit investigation or proceeding pending, or to the knowledge of CTI Group, threatened, against CTI Group or any of its Subsidiaries, or any of their respective properties, before any court, arbitrator or other Governmental Entity which would reasonably be expected to have individually or in the aggregate a Material Adverse Effect.

3.11 Compliance with Applicable Laws. CTI Group and its Subsidiaries are in substantial compliance with all laws, regulations and orders of any Governmental Entity applicable to it or such Subsidiaries, except for such failures so to comply which would not have a Material Adverse Effect.

3.12 Permits. CTI Group and its Subsidiaries hold all material licenses, permits and other authorizations issued by Governmental Entities for the operation of their respective businesses, except those licenses, permits and authorizations the absence of which would not have a Material Adverse Effect.

3.13 Insurance. Schedule 3.13 is an accurate and complete list and description of all Insurance Policies currently owned or maintained by CTI Group and its Subsidiaries (except Insurance Policies that constitute Employee Benefit Plans) in connection with or for the benefit of its business and all liability and errors and omissions Insurance Policies owned or maintained by it or any of its predecessors at any time during the five (5) years prior to the date of this Agreement. Except as described in Schedule 3.13, all such Insurance Policies are or were on an "occurrence" rather than a "claims made" basis. CTI Group has not received notice of cancellation with respect to any such current Insurance Policy, and there is no basis for the insurer thereunder to terminate any such current Insurance Policy. Each such Insurance Policy is or was in full force and effect during the period(s) of coverage indicated on Schedule 3.13. Except as described on Schedule 3.13, there are no claims that are pending under any of the Insurance Policies described on Schedule 3.13.

3.14     Contracts.

         (a) Schedule 3.14 is an accurate and complete list of all of the following types of Contracts to which CTI Group is a party or by which CTI Group is bound (collectively, the "Specified Contracts"), grouped into the following categories and, where applicable, subdivided by product line: (a) each customer Contract that is in excess of $25,000 and to the extent that the total number of such Contracts is less than 20, then the 20 largest Contracts; (b) each supplier Contract, each Contract for the purchase, lease or maintenance of computer equipment and other equipment and each Contract for the purchase, license, lease or maintenance of software under which CTI Group is the purchaser, licensee, lessee or user that is in excess of $25,000 and to the extent that the total number of such Contracts over $25,000 is less than 20, then the 20 largest Contracts; (c) Contracts for the purchase or lease of Real Property or otherwise concerning Real Property owned or used by CTI Group including a description of the Real Property; (d) loan agreements, mortgages, notes, guarantees and other financing Contracts; (e) employment, consulting and sales representative Contracts other than those for "at will" employment; (f) Contracts under which any rights in or ownership of CTI Group's business, any predecessor thereof, or any part of the customer base or business of CTI Group's business was acquired; (g) other Contracts (excluding Contracts which constitute Insurance Policies listed on Schedule 3.13, excluding this Agreement and all other Contracts entered into between CTI Group and Centillion, or among CTI Group, Centillion and other parties in connection herewith); and (h) each Contract listed as an exhibit to CTI Group's 10-KSB or any SEC Report filed thereafter. A description of each oral Specified Contract is included on
Schedule 3.14, and copies of each written Specified Contract have been delivered to Centillion. Except as described in Schedule 3.14, with respect to each of the Specified Contracts, neither the CTI Group nor any of its Subsidiaries nor, to the knowledge of CTI Group, any other party thereto, is in breach, default or violation of any term, condition or provision of any Specified Contract, except for any breaches, defaults or violations that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as described in Schedule 3.14, neither CTI Group nor any of its Subsidiaries has given or received any notice of default or notice of termination with respect to any Specified Contract where such default would result in a Material Adverse Effect.

         (b) Each Specified Contract is a valid, binding and enforceable obligation of CTI Group or its Subsidiary, as the case may be, and, to the knowledge of CTI Group, of each party thereto, and is in full force and effect, except where the failure to be valid, binding and enforceable and in full force and effect would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.


3.15     Properties.

         (a) Except as set forth in Section 3.15 of CTI Group's Disclosure Schedule, CTI Group and its Subsidiaries have good and marketable title, or valid leasehold rights in the case of leased property, to all real property and all personal property purported to be owned or leased by them, free and clear of all liens, security interests, claims, encumbrances and charges, excluding (i) immaterial liens for fees, taxes, levies, imposts, duties or governmental charges of any kind which are not yet delinquent or are being contested in good faith by appropriate proceedings which suspend the collection thereof, (ii) immaterial liens for mechanics, materialmen, laborers, employees, suppliers or other liens arising by operation of law for sums which are not yet delinquent or are being contested in good faith by appropriate proceedings, (iii) purchase money liens on office, computer and related equipment and supplies incurred in the ordinary course of business, and (iv) liens or defects in title on leasehold rights. All buildings, and all fixtures, equipment and other property and assets held under leases or sub-leases by CTI Group or any of its Subsidiaries are held under valid instruments enforceable in accordance with their respective terms against CTI Group and, to CTI

Group's knowledge, against the other parties thereto. The tangible personal property of CTI Group has no material defects and is in good operating condition and repair (ordinary wear and tear excepted) and is adequate for its current uses. None of such tangible personal property is in need of maintenance or repairs except for ordinary routine maintenance and repairs that are not material in nature or cost.

         (b) Except as set forth in Section 3.15 of CTI Group's Disclosure Schedule, Consummation of the Merger will not result in any breach of or constitute a default (or an event with which notice or lapse of time or both would constitute a default) under, or give to others any rights of termination or cancellation or, or require the consent of others under, any lease in which CTI Group or any of its Subsidiaries is a lessee.

3.16 Employees and Independent Contractors. Schedule 3.16 is a list of all of CTI Group's employees and (a) their titles or responsibilities; (b) their current salaries or wages; (c) their last compensation changes and the dates on which such changes were made; (d) any specific bonus, commission or incentive plans or agreements for or with them; and (e) any outstanding loans or advances made to them. CTI Group has delivered to Centillion an accurate and complete list of all bonuses, commissions and incentives paid to the employees listed on
Schedule 3.16 at any time during the past twelve months. Schedule 3.16 includes a list of all sales representatives and independent contractors engaged in CTI Group's business, their payment arrangements, and a brief description of their jobs or projects currently in progress. CTI Group is in substantial compliance with all Laws respecting employment practices, except where such non-compliance will not result in a Material Adverse Effect. CTI Group has never been a party to or bound by any union or collective bargaining Contract, nor is any such Contract currently in effect or being negotiated by or on behalf of CTI Group. CTI Group has not experienced any labor problem that was or would have a Material Adverse Effect on CTI Group's business. CTI Group's relations with its employees are currently on a good and normal basis, and no employee of CTI Group, to its actual knowledge, has indicated an intention to terminate his or her employment where such termination shall have a Material Adverse Effect. CTI Group does not have any actual knowledge or belief that the transactions contemplated by this Agreement will adversely affect relations with CTI Group's employees in a manner that would have a Material Adverse Effect.

3.17     Employee Benefit Plans.

         (a) Section 3.17 of the CTI Group Disclosure Schedule identifies each employment, severance or similar contract or arrangement (whether or not written) or any plan, policy, fund, program or contract or arrangement (whether or not written) providing for compensation, bonus, profit-sharing, stock option, or other stock related rights or other forms of incentive or deferred compensation, vacation benefits, insurance coverage (including any self-insured arrangements), health or medical benefits, disability benefits, workers' compensation, supplemental unemployment benefits, severance benefits and post-employment or retirement benefits (including compensation, pension, health, medical or life insurance or other benefits) that (i) has been entered into, maintained, administered or contributed to, as the case may be, by CTI Group or any Subsidiary and (ii) covers any employee or former employee (each, an "Employee Plan").

         (b) CTI Group has furnished or made available to Centillion copies of the Employee Plans (and, if applicable, related trust agreements) and all amendments thereto and written interpretations thereof, together with the most recent annual report (Form 5500 including, if applicable, Schedule B thereto) and the most recent actuarial valuation report prepared in connection with any Employee Plan.

         (c) Each Employee Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be qualified under Section 401(a) of the Code and each trust related thereto has been determined to be exempt from tax pursuant to Section 501(a) of the Code, and CTI Group is not aware of any event that has occurred since the date of such determinations that would adversely affect such qualification or tax exempt status. CTI Group has provided Centillion with the most recent determination letter of the Internal Revenue Service relating to each such Employee Plan. Each Employee Plan has been maintained in compliance in all material respects with its terms and with the requirements prescribed by any and all applicable statutes, orders, rules and regulations, including but not limited to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code.

         (d) No Employee Plan is a multi-employer plan as defined in Section 3(37) of ERISA or is a plan subject to Title IV of ERISA.

         (e) Neither CTI Group nor any Subsidiaries has any current or projected liability in respect of post-employment or post-retirement health or medical or life insurance benefits for retired, former or current employees of CTI Group, except as required to avoid excise tax under Section 4980B of the Code.

         (f) Except as set forth in Section 3.17 of CTI Group's Disclosure Schedule, there has been no amendment to, written interpretation of or announcement (whether or not written) by CTI Group or any Subsidiary relating to, or change in employee participation or coverage under, any Employee Plan that would increase materially the expense of maintaining such Employee Plan above the level of the expense incurred in respect thereof for the most recent fiscal year ended prior to the date hereof.

         (g) Other than as described in Section 3.17 of CTI Group's Disclosure Schedule, no employee or former employee of CTI Group or any Subsidiary will become entitled to any bonus, retirement, severance, job security or similar benefit or an enhancement of such benefit (including acceleration of vesting or exercise of an incentive award) under any Employee Plan as a result of the transactions contemplated hereby.

3.18 Taxes. Each of CTI Group and its Subsidiaries has filed all material Tax returns and reports required to be filed by it and has paid, or established adequate reserves for, all Taxes required to be paid by it. No deficiencies for any Taxes have been proposed, asserted or assessed against CTI Group, and no requests for waivers of the time to assess any such Taxes are pending. As used in this Agreement, "Taxes" shall include all federal, state, local and foreign income, property, sales, excise and other taxes, tariffs or governmental charges of any nature whatsoever.

3.19 Environmental Matters. Except as set forth in Section 3.19 of the CTI Group Disclosure Schedule or as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) to CTI Group's knowledge no real property or any part thereof currently or formerly owned or operated by CTI Group or any current or former Subsidiary is contaminated with any Hazardous Substance (as defined herein) to an extent or in a manner or condition which may reasonably be expected to require investigation or remediation under any Environmental Law (as defined herein), (ii) no judicial or administrative action, suit or other proceeding is pending or to the knowledge of CTI Group or its Subsidiaries, threatened relating to or arising out of any Environmental Law, including, but not limited to, claims with respect to off-site disposal, off-site contamination, personal injury, property damage or natural resources damages, (iii) CTI Group and its Subsidiaries have not received in writing any claims, orders, citations, demands, requests for information or other notices alleging or concerning liability or assessing a penalty under any Environmental Law; and neither CTI Group nor any Subsidiary nor any of their operations is or has been in violation of or has any liability under an applicable Environmental Law and no condition or event has occurred with respect to CTI Group or any Subsidiary that would constitute a violation of or create liability under such Environmental Law, whether accrued, contingent, absolute, determined, determinable or otherwise, except for any condition(s) or violation(s) that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and (iv) no expenditures by CTI Group or its Subsidiaries to maintain or achieve compliance with applicable Environmental Laws during the three (3) year period following the date hereof are anticipated except where such expenditures, individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect. "Environmental Law" means any applicable federal, state or local law, including common law, regulation, permit, license, certificate or other authorization, agreement, standard, directive, order, decree, judicial opinion or any other enforceable governmental authority requirement relating to noise, odor, Hazardous Substances, public and worker health and safety or the protection of the environment. "Hazardous Substance" means any toxic, hazardous or dangerous material, substance, chemical, waste, pollutant or contaminant, including, but not limited to petroleum and petroleum containing products, asbestos containing materials, PCBs and radioactive substances that is regulated by or under authority of any Environmental Law.

3.20     Patents and Other Proprietary Rights.

         (a) CTI Group and its Subsidiaries have not granted or promised to grant any exclusive licenses, or any material non-exclusive licenses other than those that have been previously granted or as may be granted in the normal course of business or granted as a result of any patent litigation, or covenants not to sue thereunder to any third party in respect of any Intellectual Property (as defined below) used in or necessary for the conduct of its business as currently conducted or as proposed to be conducted as reflected in CTI Group's existing business plans. The patents owned by CTI Group and its Subsidiaries are valid and enforceable to the best of CTI Group's and its Subsidiaries knowledge and any patent issuing from patent applications of CTI Group and its Subsidiaries will be valid and enforceable to the best of CTI Group's and its Subsidiaries knowledge for the duration of its term other than any such lack of validity or enforce ability which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

         (b)      Except as would not have a Material Adverse Effect:

                  (i) To the best of CTI Group's and its Subsidiaries knowledge, CTI Group and each of its Subsidiaries owns, or is licensed to use or to CTI Group's knowledge otherwise possesses the legal right to use (in each case, free and clear of any Liens (other than Liens arising out of payment obligations in respect of such Intellectual Property) in respect of CTI Group's or any of its Subsidiaries' interests therein) all Intellectual Property used in or necessary for the conduct of its business as currently conducted;

                  (ii) to the best of CTI Group's and its Subsidiaries knowledge, the use of any Intellectual Property by CTI Group and its Subsidiaries does not infringe on or otherwise violate the rights of any Person;

                  (iii) to the best of CTI Group's and its Subsidiaries knowledge, no product (or component thereof or process) used, sold or manufactured by CTI Group or any of its Subsidiaries infringes or otherwise violates the Intellectual Property of any other Person; and

                  (iv) to the best of CTI Group's and its Subsidiaries current knowledge, CTI Group or its Subsidiaries does not have any present knowledge of any Person that is challenging, infringing on or otherwise violating any right of CTI Group or any of its Subsidiaries with respect to any Intellectual Property owned by and/or licensed to CTI Group and its Subsidiaries. CTI Group and its Subsidiaries continue to diligently inform themselves of any actions by any other Person.

For purposes of this Agreement "Intellectual Property" shall mean trademarks, service marks, brand names, certification marks, trade dress, assumed names, trade names and other indications of origin, the goodwill associated with the foregoing and registrations in any jurisdiction of, and applications in any jurisdiction to register the foregoing, including any extension, modification or renewal of any such registration or application; inventions, discoveries and ideas, whether patentable or not in any jurisdiction; manufacturing know-how; patents, applications for patents (including, without limitation, divisions, continuations, continuations in part, reissuances, reexaminations, extensions and renewal applications), and any renewals, extensions of reissues thereof, in any jurisdiction; nonpublic information, trade secrets and confidential information and rights in any jurisdiction to limit the use or disclosure thereof by any person; writings and other works, whether copyrightable or not in any jurisdiction; registration or applications for registration of copyrights in any jurisdiction, and any renewals or extensions thereof; or any similar intellectual property or proprietary rights.

         (c) Except as set forth in Section 3.20 of CTI Group's Disclosure Schedule, none of the processes, techniques and formulae, research and development results and other know-how relating to the business of CTI Group and its Subsidiaries, the value of which to CTI Group is contingent upon maintenance of the confidentiality thereof has been disclosed by CTI Group or any affiliate thereof to any Person other than Persons who are bound to hold such information in confidence pursuant to confidentiality agreements or by operation of law, other than any such disclosure which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

         (d) Section 3.20 of CTI Group's Disclosure Schedule sets forth all CTI Group Intellectual Property used in or necessary for the conduct of its business as currently conducted.

3.21     Year 2000. CTI Group and its Subsidiaries have put into effect practices and programs which CTI Group believes will enable all material software, hardware and equipment (including microprocessors) that are owned or utilized by CTI Group or any of its Subsidiaries in the operations of its or their respective business to be capable, by December 31, 1999, of accounting for all calculations using a century and date sensitive algorithm for the year 2000 and the fact that the year 2000 is a leap year and to otherwise continue to function without any interruption caused by the occurrence of the year 2000, except for those failures that would not reasonably be expected to have a Material Adverse Effect.

3.22 Brokers. Except for Pasco Business Trust, neither CTI Group or any of its Subsidiaries, or any of their respective officers, directors or employees has employed any investment banker, broker, finder or other intermediary or incurred any liability for any brokerage fees, commissions or finder's fees in connection with the transactions contemplated by this Agreement for which Centillion or any Subsidiary is or might be liable. The compensation payable to Pasco Business Trust shall not exceed $283,125.14.

3.23     Intentionally left blank

3.24     No Other Representations.  Except as specifically set forth in this
Article III, CTI Group has not made, and the Centillion has not relied upon, any other representations or warranties, whether express or implied.

3.25 Certain Interests. Except as set forth in Section 3.25 of the CTI Group Disclosure Schedule, neither CTI Group nor any Subsidiary, nor any of their respective officers, directors or affiliates, has (a) any direct or indirect interest (other than the ownership of less than 1% of the outstanding securities of a publicly held company) in any corporation or business that is involved in or competes with CTI Group, or (b) any direct or indirect interest in any property or assets used by, or relating to, CTI Group or its business, except for the ownership of CTI Group's capital stock.

                                   ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES OF CENTILLION

         Centillion represents and warrants to CTI Group that except as set forth in the Disclosure Schedule delivered to CTI Group prior to the execution of this Agreement (the "Centillion Disclosure Schedule"):

4.1 Corporate Existence and Power. Centillion is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Indiana, and has all corporate powers and authority and all governmental licenses, authorizations, permits, consents and approvals required to own, operate or lease the properties that it purports to own, operate or lease and to carry on its business as now conducted, except for those licenses, authorizations, permits, consents and approvals the absence of which would not have, individually or in the aggregate, a Material Adverse Effect. Centillion is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary, except for those jurisdictions where the failure to be so qualified would not have a Material Adverse Effect. Centillion has heretofore delivered to CTI Group complete and correct copies of Centillion's and each Subsidiary's articles of incorporation and bylaws or equivalent organizational documents as currently in effect. Such articles of incorporation, bylaws and equivalent organizational documents are in full force and effect. A true and complete list of all of Centillion's Subsidiaries, together with the jurisdiction of incorporation of each Subsidiary is set forth in Section 4.1 of the Centillion Disclosure Schedule.

4.2 Corporate Authorization. The execution, delivery and performance by Centillion of this Agreement and the consummation by Centillion of the transactions contemplated hereby are within Centillion's corporate powers and except for any required approvals by Centillion's stockholders in connection with the consummation of the Merger, have been duly authorized by all necessary corporate action. The affirmative vote of the holders of a majority of the outstanding shares (if required by law) is the only vote of the holders of any of Centillion's capital stock necessary in connection with the consummation of the Merger (the "Centillion Required Vote"). This Agreement has been duly and validly authorized (assuming receipt of the Centillion Required Vote), executed and delivered by Centillion and, assuming the due and valid authorization, execution and delivery of this Agreement by CTI Group and receipt of all required approvals by CTI Group's stockholders in connection with the consummation of the Merger, constitutes a valid and binding agreement of Centillion, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally and by equitable principles of general applicability. Certain shareholders of Centillion have executed agreements pursuant to which they have agreed to vote their shares or shares within their control in favor of approving this Merger. Such agreements accurately set forth the number of shares held by each shareholder.

4.3 Governmental Authorization. The execution, delivery and performance by Centillion of this Agreement and the consummation by Centillion of the Merger and the other transactions contemplated hereby require no consent, waiver, approval, authorization or permit by or from, or action by or in respect of, or filing with, any Governmental Entity, other than (i) the filing of a certificate of merger and articles of merger in accordance with the DGCL and the IBCL, respectively, (ii) compliance with any applicable requirements of state takeover laws, and (iii) any action, filing, consent, waiver, approval, authorization or permit that would not in the aggregate prevent or delay consummation of the Merger in any material respect, or otherwise prevent Centillion from performing its obligations under this Agreement in any material respect or would not in the aggregate have a Material Adverse Effect.

4.4 Non-contravention. Assuming compliance with matters in Section 4.2 and 4.3, the execution, delivery and performance by Centillion of this Agreement and the consummation by Centillion of the transactions contemplated hereby do not and will not (i) assuming receipt of the approval of stockholders referred to in
Section 4.2, contravene or conflict with the certificate of incorporation or bylaws of Centillion, (ii) contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to Centillion or any Subsidiary, (iii) result in a breach or violation of or constitute a default under (or an event which with the giving of notice or the lapse of time or both would constitute a default under) or give rise to a right of termination, amendment, cancellation or acceleration of any right or obligation of Centillion or any Subsidiary or to a loss of any benefit to which Centillion or any Subsidiary is entitled or require any consent, approval or authorization under any provision of any material agreement, contract or other instrument binding upon Centillion or any Subsidiary or any of their respective assets (including any material license, franchise, permit or other similar authorization held by Centillion or any Subsidiary) or (iv) result in the creation or imposition of any Lien on any asset of Centillion or any Subsidiary, except for such contraventions, conflicts or violations referred to in clause (ii) and breaches, violations, defaults, rights of termination, cancellation or acceleration, losses, Liens or other occurrences referred to in clauses (iii) and (iv) that individually or in the aggregate would not reasonably be expected to result in a Material Adverse Effect.

4.5 Capitalization. The authorized capital stock of Centillion consists of 10,000,000 shares of Common Stock of which 3,696,632 are outstanding on a diluted basis or 3,787,587 are outstanding on an undiluted basis. By the Effective Time Centillion shall deliver a list of all outstanding shares and shareholders of such stock. As of the Effective Time there will be no options or warrants outstanding.


4.6      Subsidiaries.

         (a) Each Subsidiary is an entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, has all corporate or partnership powers and authority and all governmental licenses, authorizations, permits, consents and approvals required to own, operate or lease the properties that it purports to own, operate or lease and to carry on its business as now conducted, except for those licenses, authorizations, permits, consents and approvals, the absence of which would not have individually or in the aggregate a Material Adverse Effect. Each Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary, except for such qualifications the failure of which to obtain would not, individually or in the aggregate, have a Material Adverse Effect. All Subsidiaries and their respective jurisdictions of organization are identified in Section 4.6(a) of the Centillion Disclosure Schedule.

         (b) Except as set forth in Section 4.6 of the Centillion Disclosure Schedule, all of the outstanding capital stock of, or other ownership interests in, each Subsidiary of Centillion, is owned by Centillion, directly or indirectly, free and clear of any Lien and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other ownership interests). There are no outstanding Subsidiary Securities. There are no outstanding obligations of Centillion or any Subsidiary to repurchase, redeem or otherwise acquire any outstanding Subsidiary Securities.

4.7      SEC Filing Information; Financial Statements.

         (a) None of the information (i) supplied or to be supplied by Centillion in writing specifically for inclusion in the Proxy Statement or (ii) provided to CTI Group in connection with or in contemplation of the transactions set forth in this Agreement will, at the respective times filed with the SEC or at the Effective Time, respectively, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

         (b) Except as set forth in Section 4.7 of the Centillion Disclosure Schedule, the audited consolidated financial statements of Centillion dated December 31, 1998 and unaudited consolidated interim financial statements of Centillion dated October 31, 1999 (the "Centillion Financial Statements") fairly present, in conformity with GAAP applied on a consistent basis (except as may be indicated in the notes thereto or in the case of unaudited interim financial statements), the consolidated financial position of Centillion and its consolidated Subsidiaries as of the dates thereof and its consolidated statements of operations, stockholders' equity and cash flows for the periods then ended (subject to normal year-end adjustments in the case of any unaudited interim financial statements). Notwithstanding any provision contained herein, no representation is made in this Agreement with respect to any financial statement that has been restated or amended.

4.8 No Undisclosed Material Liabilities. Except as is disclosed in the Centillion Financial Statements, or to the extent the existence of such liability would not have a Material Adverse Effect, neither Centillion nor any of its Subsidiaries has any liabilities of the type that are required to be disclosed in financial statements, including the notes thereto, prepared in accordance with GAAP which are, either individually or in the aggregate, material to the business, operations or financial condition of Centillion and its Subsidiaries taken as a whole, except liabilities, adequately provided for or referred to in Centillion's balance sheet and the related notes thereto as of October 31, 1999.

4.9 Absence of Certain Changes. Since October 31, 1999, the business of Centillion and its Subsidiaries has been conducted in the ordinary course consistent with past practices and, except as disclosed in the Centillion Disclosure Schedule, there has not been:

         (a) any change, event or development having, or that could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on Centillion;

         (b) any amendments or changes in the Certificate of Incorporation or bylaws of Centillion;

         (c) any material damage to, destruction or loss of any assets of Centillion (whether or not covered by insurance);

         (d) any change by Centillion in its accounting methods, principles or practices;

         (e) any revaluation by Centillion of any of its assets, including, without limitation, writing down the value of inventory or writing off notes or accounts receivable other than in the ordinary course of business;

         (f) any sale of a material amount of assets of Centillion, except for the sale of inventory in the ordinary course of business and the transactions contemplated by Section 6.2(c) of this Agreement;

         (g) any declaration, setting aside or payment of any dividend or distribution in respect of any capital stock of Centillion or any redemption, purchase or other acquisition of any of its securities;

         (h) any entry by Centillion into any commitment or transaction material to Centillion, including, without limitation, any long-term supply agreements or partnership, joint venture or other similar arrangements;

         (i) any increase in or establishment of any bonus, insurance, severance, deferred compensation, pension, profit sharing, stock option (including without limitation, the granting of stock options, stock appreciation rights, performance awards, or restricted stock awards), stock purchase or other employee benefit plan, or any increase in the compensation payable to any officers or key employees of Centillion except in the ordinary course of business consistent with past practice;

         (j) any issuance, delivery, or sale of, or authorization of the issuance, delivery or sale of, any share of capital stock or any options or rights with respect thereto, other than the issuance of common stock pursuant to Plans outstanding on the date of this Agreement, or modification or amendment of any right of any holder of outstanding shares of capital stock or options with respect thereto except that Lars Danielsson has agreed to sell his outstanding shares and options back to

Centillion and certain other transactions may take place between present shareholders, which transactions shall be completed prior to Effective Time; or

         (k) any incurring of (which shall be deemed to include entering into credit agreements, lines of credit or similar arrangements until borrowings are made under such arrangements) any indebtedness for borrowed money or guarantee of any such indebtedness other than in the ordinary course of business consistent with past practice.

4.10 Litigation. Except as set forth in the Centillion Disclosure Schedule as of the date hereof, there is no action, suit, investigation or proceeding pending or, to the knowledge of the Centillion, threatened, against Centillion or any of its Subsidiaries or any of their respective properties before any court, arbitrator or other Governmental Entity which would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

4.11 Compliance with Laws. Centillion and its Subsidiaries are in substantial compliance with all laws, regulations and orders of any Governmental Entity applicable to it or such Subsidiaries, except for such failures to comply which would not have a Material Adverse Effect.

4.12 Permits. Centillion and its Subsidiaries hold all material licenses, permits and other authorizations issued by Governmental Entities for the operation of their respective businesses, except those licenses, permits and authorizations the absence of which would not have a Material Adverse Effect.

4.13 Insurance. Schedule 4.13 is an accurate and complete list and description of all Insurance Policies currently owned or maintained by Centillion and its Subsidiaries (excluding Insurance Policies that constitute Employee Benefit Plans) in connection with or for the benefit of its business and all liability and errors and omissions Insurance Policies owned or maintained by it or any of its predecessors at any time during the five (5) years prior to the date of this Agreement. Except as described in Schedule 4.13, all such Insurance Policies are or were on an "occurrence" rather than a "claims made" basis. Centillion has not received notice of cancellation with respect to any such current Insurance Policy, and there is no basis for the insurer thereunder to terminate any such current Insurance Policy. Each such Insurance Policy is or was in full force and effect during the period(s) of coverage indicated on Schedule 4.13. Except as described on Schedule 4.13, there are no claims that are pending under any of the Insurance Policies described on
Schedule 4.13.

4.14     Contracts.

         (a) Schedule 4.14 is an accurate and complete list of all of the following types of Contracts to which Centillion is a party or by which Centillion is bound, excluding, however, any Contracts that Centillion will not be a party to as of the Effective Time as a result of the Reorganization (collectively, the "Specified Contracts"), grouped into the following categories and, where applicable, subdivided by product line: (a) each customer Contract that is in excess of $25,000 and to the extent that the total number of such Contracts is less than 20, then the 20 largest Contracts;

(b) each supplier Contract, each Contract for the purchase, lease or maintenance of computer equipment and other equipment and each Contract for the purchase, license, lease or maintenance of software under which Centillion is the purchaser, licensee, lessee or user that is in excess of $25,000 and to the extent that the total number of such Contracts over $25,000 is less than 20, then the 20 largest Contracts; (c) Contracts for the purchase or lease of Real Property or otherwise concerning Real Property owned or used by Centillion including a description of the Real Property; (d) loan agreements, mortgages, notes, guarantees and other financing Contracts; (e) employment, consulting and sales representative Contracts other than those for "at will" employment; (f) Contracts under which any rights in or ownership of Centillion's business, any predecessor thereof, or any part of the customer base or business of Centillion's business was acquired; and (g) other Contracts (excluding Contracts which constitute Insurance Policies listed on Schedule 4.13, excluding this Agreement and all other Contracts entered into between Centillion and CTI Group, or among Centillion, CTI Group and other parties in connection herewith). A description of each oral Specified Contract is included on Schedule 4.14, and copies of each written Specified Contract have been delivered to CTI Group. Except as described in Schedule 4.14, with respect to each of the Specified Contracts, neither Centillion nor any of its Subsidiaries nor, to the knowledge of Centillion, any other party thereto, is in breach, default or violation of any term, condition or provision of any Specified Contract, except for any breaches, defaults or violations that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as described in Schedule 4.14, neither Centillion nor any of its Subsidiaries has given or received any notice of default or notice of termination with respect to any Specified Contract where such default would result in a Material Adverse Effect.

         (b) Each Specified Contract is a valid, binding and enforceable obligation of Centillion or its Subsidiary, as the case may be, and, to the knowledge of Centillion, of each party thereto, and is in full force and effect, except where the failure to be valid, binding and enforceable and in full force and effect would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. None of Centillion nor any of its Subsidiaries nor, to the knowledge of Centillion, any party thereto, is in breach, default or violation of any term, condition or provision of any Specified Contract, except for any breaches, defaults or violations that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

4.15     Properties.

         (a) Except as set forth in Section 4.15 of the Centillion Disclosure Schedule, Centillion and its Subsidiaries have good and marketable title, or valid leasehold rights in the case of leased property, to all real property and all personal property (excluding, however, any real or personal property which will not be owned by Centillion as of the Effective Time as a result of the Reorganization) purported to be owned or leased by them, free and clear of all liens, security interests, claims, encumbrances and charges, excluding (i) immaterial liens for fees, taxes, levies, imposts, duties or governmental charges of any kind which are not yet delinquent or are being contested in good faith by appropriate proceedings which suspend the collection thereof, (ii) immaterial liens for mechanics, materialmen, laborers, employees, suppliers or other liens arising by operation of law for sums which are not yet delinquent or are being contested in good faith by appropriate proceedings, (iii) purchase money liens on office, computer and related equipment and supplies incurred in the ordinary course of business, and (iv) liens or defects in title on leasehold rights. All buildings, and all fixtures, equipment and other property and assets held under leases or sub-leases by Centillion or any of its Subsidiaries are held under valid instruments enforceable in accordance with their respective terms. The tangible personal property of Centillion has no material defects and is in good operating condition and repair (ordinary wear and tear excepted) and is adequate for its current uses. None of such tangible personal property is in need of maintenance or repairs except for ordinary routine maintenance and repairs that are not material in nature or cost.

         (b) Except as set forth in Section 4.15 of the Centillion Disclosure Schedule, consummation of the Merger will not result in any breach of or constitute a default (or an event with which notice or lapse of time or both would constitute a default) under, or give to others any rights of termination or cancellation or, or require the consent of others under, any lease in which Centillion or any of its subsidiaries is a lessee.

4.16 Employees and Independent Contractors. Schedule 4.16 is a list of all of Centillion's employees (excluding, however, employees no longer employed as of the Effective Time as a result of the Reorganization) and (a) their titles or responsibilities; (b) their current salaries or wages; (c) their last compensation changes and the dates on which such changes were made; (d) any specific bonus, commission or incentive plans or agreements for or with them; and (e) any outstanding loans or advances made to them. Centillion has delivered to CTI Group an accurate and complete list of all bonuses, commissions and incentives paid to the employees listed on Schedule 4.16 at any time during the past twelve months. Schedule 4.16 includes a list of all sales representatives and independent contractors engaged in Centillion's business, their payment arrangements, and a brief description of their jobs or projects currently in progress. Centillion is in full compliance with all Laws respecting employment practices. Centillion has never been a party to or bound by any union or collective bargaining Contract, nor is any such Contract currently in effect or being negotiated by or on behalf of Centillion. Centillion has not experienced any labor problem that was or is material to its business. Centillion's relations with its employees are currently on a good and normal basis, and no employee of Centillion has indicated an intention to terminate his or her employment. Centillion does not have any knowledge or belief that the transactions contemplated by this Agreement will adversely affect relations with Centillion's employees.

4.17     Employee Benefit Plans.

         (a) Section 4.17 of the Centillion Disclosure Schedule identifies each Employee Plan (whether or not written) that (i) has been entered into, maintained, administered or contributed to, as the case may be, by Centillion or any Subsidiary and (ii) covers any employee or former employee.

         (b) Centillion has furnished or made available to CTI Group copies of the Employee Plans (and, if applicable, related trust agreements) and all amendments thereto and written interpretations thereof, together with the most recent annual report (Form 5500 including, if applicable, Schedule B thereto) and the most recent actuarial valuation report prepared in connection with any Employee Plan.

         (c) Each Employee Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be qualified under Section 401(a) of the Code and each trust related thereto has been determined to be exempt from tax pursuant to Section 501(a) of the Code, and Centillion is not aware of any event that has occurred since the date of such determinations that would adversely affect such qualification or tax exempt status. Centillion has provided CTI Group with the most recent determination letter of the Internal Revenue Service relating to each such Employee Plan. Each Employee Plan has been maintained in compliance in all material respects with its terms and with the requirements prescribed by any and all applicable statutes, orders, rules and regulations, including but not limited to ERISA, and the Code.

         (d) No Employee Plan is a multi-employer plan as defined in Section 3(37) of ERISA or is a plan subject to Title IV of ERISA.

         (e) Neither Centillion nor any Subsidiaries has any current or projected liability in respect of post-employment or post-retirement health or medical or life insurance benefits for retired, former or current employees of Centillion, except as required to avoid excise tax under Section 4980B of the Code.

         (f) Except as set forth in Centillion's Disclosure Schedule, there has been no amendment to, written interpretation of or announcement (whether or not written) by Centillion or any Subsidiary relating to, or change in employee participation or coverage under, any Employee Plan that would increase materially the expense of maintaining such Employee Plan above the level of the expense incurred in respect thereof for the most recent fiscal year ended prior to the date hereof.

         (g) Other than as described in Section 4.17 of Centillion's Disclosure Schedule, no employee or former employee of Centillion or any Subsidiary will become entitled to any bonus, retirement, severance, job security or similar benefit or an enhancement of such benefit (including acceleration of vesting or exercise of an incentive award) under any Employee Plan as a result of the transactions contemplated hereby.

4.18 Taxes. Each of Centillion and its Subsidiaries has filed all material Tax returns and reports required to be filed by it and has paid, or established adequate reserves for, all Taxes required to be paid by it. No deficiencies for any Taxes have been proposed, asserted or assessed against Centillion, and no requests for waivers of the time to assess any such Taxes are pending.

4.19 Environmental Matters. Except as set forth in Section 4.19 of the Centillion Disclosure Schedule or as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) no real property or any part thereof currently or formerly owned or operated by Centillion or any current or former Subsidiary is contaminated with any Hazardous Substance to an extent or in a manner or condition which may reasonably be expected to require investigation or remediation under any Environmental Law, (ii) no judicial or administrative action, suit or other proceeding is pending or to the knowledge of Centillion or its Subsidiaries, threatened relating to or arising out of any Environmental Law, including, but not limited to, claims with respect to off-site disposal, off-site contamination, personal injury, property damage or natural resources damages, (iii) Centillion and its Subsidiaries have not received in writing any claims, orders, citations, demands, requests for information or other notices alleging or concerning liability or assessing a penalty under any Environmental Law. Neither Centillion nor any Subsidiary nor any of their operations is or has been in violation of or has any liability under an applicable Environmental Law and no condition or event has occurred with respect to Centillion or any Subsidiary that would constitute a violation of or create liability under such Environmental Law, whether accrued, contingent, absolute, determined, determinable or otherwise, and (iv) no expenditures by Centillion or its Subsidiaries to maintain or achieve compliance with applicable Environmental Laws during the three (3) year period following the date hereof are anticipated except where such expenditures, individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

4.20     Patents and Other Proprietary Rights.

         (a) Centillion and its Subsidiaries have not granted or promised to grant any exclusive licenses, or any material non-exclusive licenses other than those that have been previously granted or as may be granted in the normal course of business or granted as a result of any patent litigation, or covenants not to sue thereunder to any third party in respect of any Intellectual Property used in or necessary for the conduct of its Billing Business as currently conducted or as proposed to be conducted as reflected in Centillion's existing business plans. The patents owned by Centillion and its Subsidiaries are valid and enforceable to the best of Centillion's and its Subsidiaries knowledge and any patent issuing from patent applications of Centillion and its Subsidiaries will be valid and enforceable to the best of Centillion's and its Subsidiaries knowledge for the duration of its term other than any such lack of validity or enforceabililty which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

         (b) Except as would not have a Material Adverse Effect:

                  (i) To the best of Centillion's and its Subsidiaries knowledge, Centillion and each of its Subsidiaries owns, or is licensed to use or otherwise possesses the legal right to use (in each case, free and clear of any Liens (other than Liens arising out of payment obligations in respect of such Intellectual Property) in respect of Centillion's or any of its Subsidiaries' interests therein) all Intellectual Property used in or necessary for the conduct of its Billing Business as currently conducted;

                  (ii) to the best of Centillion's and its Subsidiaries knowledge, the use of any Intellectual Property by Centillion and its Subsidiaries in the Billing Business does not infringe on or otherwise violate the rights of any Person;

                  (iii) to the best of Centillion's and its Subsidiaries knowledge, no product (or component thereof or process) used, sold or manufactured by Centillion or any of its Subsidiaries infringes or otherwise violates the Intellectual Property of any other Person; and

                  (iv) to the best of Centillion's and its Subsidiaries current knowledge, other than those defendants or parties identified in Section 4.20 of Centillion's Disclosure Schedule, Centillion or its Subsidiaries does not have any present knowledge of any Person that is challenging, infringing on or otherwise violating any right of Centillion or any of its Subsidiaries with respect to any Intellectual Property owned by and/or licensed to Centillion and its Subsidiaries. Centillion and its Subsidiaries continue to diligently inform themselves of any actions by any other Person.

         (c) Except as set forth in the Centillion Disclosure Schedule, none of the processes, techniques and formulae, research and development results and other know-how relating to the business of Centillion and its Subsidiaries, the value of which to Centillion is contingent upon maintenance of the confidentiality thereof has been disclosed by Centillion or any affiliate thereof to any Person other than Persons who are bound to hold such information in confidence pursuant to confidentiality agreements or by operation of law, other than any such disclosure which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

         (d) Section 4.20 of Centillion's Disclosure Schedule sets forth all Centillion Intellectual Property used in or necessary for the conduct of its Billing Business as currently conducted.

4.21 Year 2000. Centillion and its Subsidiaries have put into effect practices and programs which Centillion believes will enable all material software, hardware and equipment (including microprocessors) that are owned or utilized by Centillion or any of its Subsidiaries in the operations of its or their respective business to be capable, by December 31, 1999, of accounting for all calculations using a century and date sensitive algorithm for the year 2000 and the fact that the year 2000 is a leap year and to otherwise continue to function without any interruption caused by the occurrence of the year 2000, except for those failures that would not reasonably be expected to have a Material Adverse Effect.

4.22 Brokers. Neither Centillion, nor any of its Subsidiaries nor any of their respective, officers, directors or employees, has employed any investment banker, broker, finder or other intermediary or incurred any liability for any brokerage fees, commissions or finder's fees in connection with the transactions contemplated by this Agreement for or with respect to which Centillion or any Subsidiary is or might be liable.

4.23     No Other Representations.  Except as specifically set forth in this
Article IV, Centillion has not made, and the CTI Group has not relied upon, any other representations or warranties, whether express or implied.

4.24 Certain Interests. Except as set forth in Section 4.24 of the Centillion Disclosure Schedule, neither Centillion nor any Subsidiary of Centillion, nor any of their respective officers, directors, shareholders of affiliates, has (a) any direct or indirect interest (other than the ownership of less than 1% of the outstanding securities of a publicly held company) in any corporation or business that is involved in or competes with Centillion, or (b) any direct or indirect interest in any property or assets used by, or relating to, Centillion or its business, except for the ownership of Centillion's capital stock.

4.25 Reorganization. The parties acknowledge that Centillion and certain of its Subsidiaries will execute a reorganization (the "Reorganization") prior to the Effective Time pursuant to which certain businesses and Subsidiaries will be divested by Centillion. After the Reorganization, Centillion will continue to own all assets necessary, appropriate, used or useful in the ownership and continued operation (in the same manner as operated prior to the Reorganization) of its Billing Business (the "Billing Business"), including, without limitation,
(a) the items of tangible personal property set forth in Section 4.25 of the Centillion Disclosure Schedule, (b) Centillion's Specified Contracts, (c) Centillion's Intellectual Property applicable to the Billing Business, (d) the Accounts Receivable, and (e) all other rights, interests and property applicable to the Billing Business. At the Effective Time, Centillion's business will be limited to the Billing Business. The Reorganization will not result in or create any rights of, or any liabilities, obligations or claims by any third parties against the Surviving Corporation and will not result in a breach or violation of, or default under, any contract or other agreements to which Centillion or any of its Subsidiaries is a party.

                                    ARTICLE V
                      COVENANTS OF CENTILLION AND CTI GROUP

         Each of the parties hereto agrees that from the date hereof and, unless otherwise provided herein, until the Effective Time:

5.1      Reasonable Best Efforts.

         (a) Subject to the terms and conditions herein provided, each of the parties hereto agrees to use its reasonable best efforts to take, or cause to be taken, all action, and to do, or cause to be done consistent with the fiduciary duties of their respective Boards of Directors, and to assist and cooperate with the other parties hereto in doing, as promptly as practicable, all things necessary or advisable under applicable laws and regulations to ensure that the conditions set forth in Article VI are satisfied and to consummate and make effective the transactions contemplated by this Agreement.

         (b) If at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement, including the execution of additional instruments, the proper officers and directors of each party to this Agreement shall take all such necessary action.

5.2 Consents. Each of the parties will use its reasonable best efforts to obtain as promptly as practicable all consents, waivers, approvals, authorizations or permits of any Governmental Entity or any other Person required in connection with, and waivers of any Violations that may be caused by, the consummation of the transactions contemplated by this Agreement.

5.3 Public Announcements. Centillion and CTI Group shall use all reasonable best efforts to develop a joint communications plan and each party shall use all reasonable best efforts (i) to ensure that all press releases and other public statements with respect to the transactions contemplated hereby shall be consistent with such joint communications plan, and (ii) unless otherwise required by applicable law or by obligations pursuant to any listing agreement with or rules of any securities exchange, to consult with each other before issuing any press release or otherwise making any public statement with respect to this Agreement or the transactions contemplated hereby.

5.4 Notification of Certain Matters. Centillion and CTI Group shall promptly notify each other of (i) the occurrence or non-occurrence of any fact or event which would be reasonably likely (x) to cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date hereof to the Effective Time or (y) to cause any material covenant, condition or agreement hereunder not to be complied with or satisfied in all material respects and (ii) any failure of CTI Group or Centillion, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder in any material respect; provided, however, that no such notification shall affect the representations or warranties of any party or the conditions to the obligations of any party hereunder.

5.5 Access to Information. Upon reasonable notice, each of CTI Group and Centillion shall, and shall cause its Subsidiaries to, afford to the other party and to the officers, employees, accountants, counsel, financial advisors and other representatives of such other party reasonable access during normal business hours, during the period prior to the Effective Time, to all its properties, books, contracts, commitments and records and, during such period, each of CTI Group and Centillion shall, and shall cause its Subsidiaries to, furnish promptly to the other party consistent with its legal obligations, all other information concerning its business, properties and personnel as such other party may reasonably request; provided, however, that each of CTI Group and Centillion may restrict the foregoing access to the extent that (i) a Governmental Entity requires either party or any of its Subsidiaries to restrict access to any properties or information reasonably related to any such contract on the basis of applicable laws and regulations with respect to national security matters, (ii) in the reasonable judgment of such party, any law, treaty, rule or regulation of any Governmental Entity applicable to such party requires it or its Subsidiaries to restrict access to any properties or information, or (iii) such restriction is pursuant to a confidentiality agreement described in the respective Disclosure Schedule. The parties will hold any such information in confidence to the extent required by, and in accordance with, the provisions of the letter signed July 19 and 20, 1999, between Centillion and CTI Group (the "Confidentiality Agreement"). Any investigation by CTI Group or Centillion shall not affect the representations and warranties of Centillion or CTI Group, as the case may be.

5.6 Preparation of the Form S-4 and the Proxy Statement/Prospectus; Stockholders Meetings.

         (a) As promptly as practicable following the date hereof, CTI Group shall prepare and file with the SEC preliminary proxy materials and any amendments or supplements thereto which shall constitute the proxy statement/prospectus (such proxy statement/prospectus, and any amendments or supplements thereto, the "Proxy Statement/Prospectus") and CTI Group shall prepare and file with the SEC the Registration Statement on Form S-4 with respect to the issuance of CTI Group Capital Stock in the Merger (the "Form S-4") in which the Proxy Statement/Prospectus will be included. The Form S-4 and the Proxy Statement/Prospectus shall comply as to form in all material respects with the applicable provisions of the Securities Act and the Exchange Act. CTI Group shall use all reasonable efforts to have the Form S-4 declared effective under the Securities Act as promptly as practicable after filing with the SEC and to keep the Form S-4 effective as long as is necessary to consummate the Merger. The parties shall promptly provide copies to and consult with each other and prepare written responses with respect to any written comments received from the SEC with respect to the Form S-4 and the Proxy Statement/Prospectus and promptly advise the other party of any oral comments received from the SEC. CTI Group agrees that none of the information supplied or to be supplied by CTI Group for inclusion or incorporation by reference in the Proxy Statement/Prospectus and each amendment or supplement thereto, at the time of mailing thereof and at the time of the Centillion Stockholders Meeting or the CTI Group Shareholders Meeting, will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Centillion agrees that none of the information supplied or to be supplied by Centillion for inclusion or incorporation by reference in the Proxy Statement/Prospectus and each amendment or supplement thereto, at the time of mailing thereof and at the time of the meetings will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. For purposes of the foregoing, it is understood and agreed that information concerning or related to CTI Group and the CTI Group Shareholders Meeting will be deemed to have been supplied by CTI Group and information concerning or related to Centillion and the Centillion Stockholders Meeting shall be deemed to have been supplied by Centillion. No amendment or supplement to the information supplied by Centillion for inclusion in the Proxy Statement/Prospectus shall be made without the approval of Centillion, which approval shall not be unreasonably withheld or delayed.

         (b) Centillion shall, as promptly as practicable following the execution of this Agreement, duly call, give notice of, convene and hold a meeting of its stockholders (the "Centillion Stockholders Meeting") for the purpose of obtaining the Required Centillion Vote with respect to the transactions contemplated by this Agreement, shall use its reasonable best efforts to solicit the adoption of this Agreement by the Required Centillion Vote and the Board of Directors of Centillion shall recommend adoption of this Agreement by the stockholders of Centillion.

         (c) CTI Group shall, as promptly as practicable following the execution of this Agreement, duly call, give notice of, convene and hold a meeting of its shareholders (the "CTI Group Shareholders Meeting") for the purpose of obtaining the Required CTI Group Vote with respect to the transactions contemplated by this Agreement, shall use its reasonable best efforts to solicit the approval of this Agreement by the Required CTI Group Vote and the Board of Directors of CTI Group shall recommend the approval of this Agreement by the shareholders of CTI Group.

         (d) The Centillion Stockholders Meeting and the CTI Group Shareholders Meeting shall take place on the same date, to the extent practicable.

5.7 Additional Covenants of Centillion. During the period from the date of this Agreement and continuing until the Effective Time, Centillion agrees as to itself and its Subsidiaries that (except as expressly contemplated, permitted or required by this Agreement or as otherwise indicated on the Centillion Disclosure Schedule or to the extent that CTI Group shall otherwise consent in writing, which consent shall not be unreasonably withheld or delayed):

         (a) Ordinary Course. Except to the extent not reasonably practicable in light of the announcement or existence of this Agreement and the transactions contemplated hereby, Centillion shall, and shall cause its Subsidiaries taken as a whole to, carry on its business in the usual, regular and ordinary course in all material respects, in substantially the same manner as heretofore conducted, and shall use all reasonable efforts to maintain its rights and franchises and preserve its relationships with customers, suppliers and others having business dealings with it with the objective to minimize the impairment of its ongoing business; provided, however, that no action by Centillion or its Subsidiaries with respect to matters specifically addressed by any other provisions of this

Agreement or the Centillion Disclosure Schedule shall be deemed a breach of this
Section 5.7(a) unless such action would constitute a breach of one or more of such other provisions.

         (b) Issuance of Securities. Centillion shall not, and shall not permit any of its Subsidiaries to, issue, deliver or sell, or authorize or propose the issuance, delivery or sale of, any shares of its capital stock of any class, any Centillion Voting Debt or any securities convertible into or exercisable for, or any rights, warrants or options to acquire, any such shares or Centillion Voting Debt, or enter into any agreement with respect to any of the foregoing, other than the issuance of Centillion Common Stock upon the exercise of stock options or in connection with rights under other stock-based benefits plans, to the extent such options or rights are outstanding on the date hereof in accordance with their present terms.

         (c) Governing Documents. Except to the extent required to comply with its obligations hereunder or required by law, Centillion shall not amend its articles of incorporation or by-laws.

         (d) No Acquisitions. Centillion shall not, and shall not permit any of its Subsidiaries to, acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial equity interest in or a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof that relates in any way to the Billing Business or otherwise acquire or agree to acquire any assets with respect to the Billing Business; provided, however, that the foregoing shall not prohibit either (i) acquisitions of assets used in the operations of the business of Centillion and its Subsidiaries in the ordinary course of business consistent with past practice, or (ii) acquisitions to be made by the Subsidiaries to be divested, as described in Section 6.2(c)(ii) prior to the Effective Time.

         (e) No Dispositions. Other than (i) in the ordinary course of business consistent with past practice and, in any event, which are not material, individually or in the aggregate, to Centillion and its Subsidiaries taken as a whole or (ii) internal reorganizations or consolidations involving existing Subsidiaries of Centillion, or (iii) the transfer of the Tracked Assets and the businesses described in Section 6.2(c), Centillion shall not, and shall not permit any of its Subsidiaries to, sell, lease, encumber or otherwise dispose of, or agree to sell, lease, encumber or otherwise dispose of (including by way of a spin-off or similar transaction), any of its assets.

         (f) Indebtedness; Investments. Centillion shall not, and shall not permit any of its Subsidiaries to, (i) incur any indebtedness for borrowed money or guarantee any such indebtedness of another Person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of Centillion or any of its Subsidiaries, guarantee any debt securities of another Person, enter into any "keep well" or other agreement to maintain any financial statement condition of another Person (other than any wholly owned Subsidiary) or enter into any arrangement having the economic effect of any of the foregoing, (ii) make any loans or advances to any other Person, or (iii) investments in any Person other than investments in the ordinary course of business consistent with past practice and, in any event, which are not material, individually or in the aggregate, to Centillion.

         (g) New Line of Business; Capital Expenditures. Centillion shall not, and shall not permit any of its Subsidiaries to incur or commit to any capital expenditures with respect to the Billing Business other than capital expenditures incurred or committed to in the ordinary course of business and which are not in excess of $25,000.

         (h) Tax-Free Qualification. Centillion shall not, and shall not permit any of its Subsidiaries to, take any action that would prevent or impede the Merger from qualifying as a reorganization under Section 368 of the Code, and tax free under Section 354 of the Code.

         (i) Other Actions. Centillion shall not, and shall not permit any of its Subsidiaries to, take any action that would, or that could reasonably be expected to, result in (i) any of the conditions to the Merger set forth in
Article VI not being satisfied or (ii) a material delay in the satisfaction of any such conditions.

         (j) Accounting Methods. Centillion shall not make any material change in its methods of accounting in effect at October 31, 1999, except as required by changes in GAAP as concurred in by Centillion's independent auditors. Centillion shall not change its fiscal year.

         (k) Representations and Warranties. Centillion shall not take any action that would cause the representations and warranties set forth in Article III to no longer be true and correct.

         (l) Authorization of the Foregoing. Centillion shall not, and shall not permit any of its Subsidiaries to, authorize, commit or agree to take any of the foregoing actions.

5.8 Additional Covenants of CTI Group. During the period from the date of this Agreement and continuing until the Effective Time, CTI Group agrees as to itself and its Subsidiaries that (except as expressly contemplated, permitted or required by this Agreement or as otherwise indicated on the CTI Group Disclosure Schedule or to the extent that Centillion shall otherwise consent in writing, which consent shall not be unreasonably withheld or delayed):

         (a) Ordinary Course. Except to the extent not reasonably practicable in light of the announcement or existence of this Agreement and the transactions contemplated hereby, CTI Group shall, and shall cause its Subsidiaries taken as a whole to, carry on its business in the usual, regular and ordinary course in all material respects, in substantially the same manner as heretofore conducted, and shall use all reasonable efforts to maintain its rights and franchises and preserve its relationships with customers, suppliers and others having business dealings with it with the objective to minimize the impairment of its ongoing business; provided, however, that no action by CTI Group or its Subsidiaries with respect to matters specifically addressed by any other provisions of this Agreement or the CTI Group Disclosure Schedule shall be deemed a breach of this
Section 5.8(a) unless such action would constitute a breach of one or more of such other provisions.

         (b) Dividends; Changes in Share Capital. CTI Group shall not, and shall not permit any of its Subsidiaries to, and shall not propose to, (i) declare or pay any dividends on or make any other distributions in respect of any of its capital stock, (ii) split, combine or reclassify any of its capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of, or in substitution for, shares of its capital stock, except for any such transaction by a wholly owned Subsidiary of CTI Group which remains a wholly owned Subsidiary after consummation of such transaction, or (iii) repurchase, redeem or otherwise acquire any shares of its capital stock or any securities convertible into or exercisable for any shares of its capital stock.

         (c) Issuance of Securities. CTI Group shall not, and shall not permit any of its Subsidiaries to, issue, deliver or sell, or authorize or propose the issuance, delivery or sale of, any shares of its capital stock of any class, any CTI Group Voting Debt or any securities convertible into or exercisable for, or any rights, warrants or options to acquire, any such shares or CTI Group Voting Debt, or enter into any agreement with respect to any of the foregoing, other than the issuance of CTI Group Common Stock upon the exercise of stock options or in connection with rights under other stock-based benefits plans, to the extent such options or rights are outstanding on the date hereof in accordance with their present terms.

         (d) Governing Documents. Except to the extent required to comply with its obligations hereunder, or required by law, CTI Group shall not amend its certificate of incorporation or by-laws.

         (e) No Acquisitions. Without the prior written consent of Centillion (which consent shall not be unreasonably withheld), CTI Group shall not, and shall not permit any of its Subsidiaries to, acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial equity interest in or all or a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof; provided, however, that the foregoing shall not prohibit either the (i) acquisitions of assets used in the operations of the business of CTI Group or any of its Subsidiaries in the ordinary course of business consistent with past practice. CTI Group shall not, and shall not permit any of its Subsidiaries to, enter into any new material line of business outside its existing core businesses.

         (f) No Dispositions. CTI Group shall not, and shall not permit any of its Subsidiaries to, sell, lease, encumber or otherwise dispose of all or substantially all of any material line of business for CTI Group and its Subsidiaries taken as a whole or any material portion of its assets, other than
(i) in the ordinary course of business consistent with past practice and, in any event, which are not material, individually or in the aggregate, to CTI Group and its Subsidiaries taken as a whole or (ii) internal reorganizations or consolidations involving existing Subsidiaries of CTI Group.

         (g) Indebtedness; Investments. Unless in the ordinary course of business and in accordance with past practices, the CTI Group shall not, and shall not permit any of its Subsidiaries to, (i) incur any indebtedness for borrowed money or guarantee any such indebtedness of another Person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of CTI Group or any of its Subsidiaries, guarantee any debt securities of another Person, enter into any "keep well" or other agreement to maintain any financial statement condition of another Person (other than any wholly owned Subsidiary) or enter into any arrangement having the economic effect of any of the foregoing, (ii) make any loans or advances to any other Person, or
(iii) investments in any Person other than investments in the ordinary course of business consistent with past practice and, in any event, which are not material, individually or in the aggregate, to CTI Group.

         (h) New Line of Business; Capital Expenditures. Except for the expenses related to the relocation of the U.K. office, CTI Group shall not, and shall not permit any of its Subsidiaries to, (i) enter into any new material line of business outside its present, principal lines of business or (ii) incur or commit to any capital expenditures other than capital expenditures incurred or committed to in the ordinary course of business and which are not in excess of $25,000.

         (i) Tax-Free Qualification. CTI Group shall not and shall not permit any of its Subsidiaries to, take any action that would prevent or impede the Merger from qualifying as a reorganization under Section 368 of the Code, and tax free under Section 354 of the Code.

         (j) Other Actions. CTI Group shall not, and shall not permit any of its Subsidiaries to, take any action that would, or could reasonably be expected to, result in (i) any of the conditions to the Merger set forth in Article VI not being satisfied or (ii) a material delay in the satisfaction of such conditions.

         (k) Accounting Methods. Except as set forth in Section 5.8 of CTI Group's Disclosure Schedule, CTI Group shall not make any material change in its methods of accounting in effect at September 30, 1999, except as required by changes in GAAP as concurred in by its independent auditors. CTI Group shall not change its fiscal year.

         (l) Representations and Warranties. CTI Group shall not take any action that would cause the representations and warranties set forth in Article IV to no longer be true and correct.

         (m) Authorization of the Foregoing. CTI Group shall not, and shall not permit any of its Subsidiaries to, authorize, commit or agree to take, any of the foregoing actions.

5.9      Indemnification, Exculpation and Insurance.

         (a) CTI Group agrees that all rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time now existing in favor of the current or former directors or officers of Centillion and its Subsidiaries as provided in their respective articles of incorporation or by-laws (or comparable organizational documents) and indemnification agreements of Centillion set forth on Schedule 5.9 of Centillion's Disclosure Schedule (copies of which agreements have been provided to CTI Group), the existence of which does not constitute a breach of this Agreement, shall be assumed by CTI Group, as the Surviving Corporation in the Merger, without further action, as of the Effective Time and shall survive the Merger and shall continue in full force and effect in accordance with their terms.

         (b) In the event that CTI Group or any of its successors or assigns (i) consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, reasonable efforts shall be made for proper provisions to be made so that the successors and assigns of CTI Group assume the obligations set forth in this Section 5.9.


5.10     No Solicitation by CTI Group.

         (a) CTI Group shall not, nor shall it permit any of its Subsidiaries to, nor shall it authorize or permit any of its directors, officers or employees or any investment banker, financial advisor, attorney, accountant or other representative retained by it or any of its Subsidiaries to, directly or indirectly through another Person, (i) solicit, initiate or knowingly encourage (including by way of furnishing information), or knowingly take any other action to facilitate, the making of any proposal that constitutes an CTI Group Competing Proposal or (ii) participate in any discussions or negotiations regarding any CTI Group Competing Proposal; provided, however, that if, at any time during the period commencing on the 10th day after the date hereof and ending on the date Required CTI Group Vote is obtained (the "CTI Group Applicable Period"), the Board of Directors of CTI Group, in the exercise of its fiduciary duties, determines in good faith, after consultation with outside counsel, that to do otherwise would not be in the best interests of CTI Group's shareholders, CTI Group and its representatives may, in response to an CTI Group Superior Proposal which did not result from a breach of this Section 5.10(a), and subject to providing prior or contemporaneous notice of its decision to take such action to Centillion, (x) furnish information with respect to CTI Group and its Subsidiaries to any Person making a CTI Group Superior Proposal pursuant to a customary confidentiality agreement (as determined by CTI Group after consultation with its outside counsel) and (y) participate in discussions or negotiations regarding such CTI Group Superior Proposal. For purposes of this Agreement, "CTI Group Competing Proposal" means any bona fide proposal or offer from any Person relating to any direct or indirect acquisition or purchase of 20% or more of the assets of CTI Group and its Subsidiaries, taken as a whole, or 20% or more of the combined voting power of the shares of CTI Group Capital Stock, any tender offer or exchange offer that if consummated would result in any Person beneficially owning 20% or more of the combined voting power of the shares of CTI Group Capital Stock, or any merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving CTI Group or any of its Subsidiaries in which the other party thereto or its shareholders will own 20% or more of the combined voting power of the shares of the parent entity resulting from any such transaction, other than the transactions contemplated by this Agreement. For purposes of this Agreement, a "CTI Group Superior Proposal" means (i) (A) any proposal made by a third party relating to any direct or indirect acquisition or purchase of 50% or more of the assets of CTI Group and its Subsidiaries, taken as a whole, or 50% or more of the combined voting power of the shares of CTI Group Capital Stock, any tender offer or exchange offer that if consummated would result in any Person beneficially owning 50% or more of the combined voting power of the shares of CTI Group Capital Stock, or (B) any merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving CTI Group or any of its Subsidiaries in which (1) the other party thereto or its shareholders will own 50% or more of the combined voting power of the shares of the parent entity resulting from any such transaction and (2) representatives of such other party shall represent a majority of the Board of Directors of such parent entity, and (ii) otherwise on terms which the Board of Directors of CTI Group determines in its good faith judgment (based on the advice of a financial advisor of nationally recognized reputation), taking into account the Person making the proposal and the legal, financial, regulatory and other aspects of the proposal deemed appropriate by the Board of Directors of CTI Group, (x) would be more favorable than the Merger to CTI Group's shareholders taken as a whole, (y) is reasonably capable of being completed and (z) for which financing, to the extent required, is then committed or is reasonably capable of being obtained by such third party.

         (b) Neither the Board of Directors of CTI Group nor any committee thereof shall (i) withdraw, or propose publicly to withdraw, in a manner adverse to Centillion, the approval or recommendation by such Board of Directors or such committee of the Merger or this Agreement, (ii) subject to Section 5.10(d), modify, or propose publicly to modify, in a manner adverse to Centillion, the approval or recommendation by such Board of Directors or such committee of the Merger or this Agreement, (iii) approve or recommend, or propose publicly to approve or recommend, any CTI Group Competing Proposal or (iv) approve or recommend, or propose to approve or recommend, or execute or enter into, any letter of intent, agreement in principle, merger agreement, acquisition agreement, option agreement or other similar agreement or propose publicly or agree to do any of the foregoing (each, an "CTI Group Acquisition Agreement") related to any CTI Group Competing Proposal. Notwithstanding the foregoing, during the CTI Group Applicable Period, in response to an CTI Group Superior Proposal which did not result from a breach of Section 5.10(a), if the Board of Directors of CTI Group, in the exercise of its fiduciary duties, determines in good faith, after consultation with outside counsel, that to do otherwise would not be in the best interests of CTI Group's shareholders, the Board of Directors of CTI Group may (x) modify or propose publicly to modify, in a manner adverse to Centillion, the approval or recommendation of the Merger or this Agreement by the Board of Directors of CTI Group and/or (y) terminate this Agreement (and concurrently with or after such termination, if it so chooses, cause CTI Group to enter into any CTI Group Acquisition Agreement with respect to any CTI Group Superior Proposal), but, in the case of clause (y), only at a time that is during the CTI Group Applicable Period and is after the fourth Business Day (or the second calendar day in the case of a material amendment to a CTI Group Superior Proposal) following Centillion's receipt of written notice advising Centillion that the Board of Directors of CTI Group is prepared to accept a CTI Group Superior Proposal (or any material amendment thereto), specifying the material terms and conditions of such CTI Group Superior Proposal (or any material amendment thereto) and identifying the Person making such CTI Group Superior Proposal (or any material amendment thereto). "Business Day" shall mean every day of the week excluding Saturdays, Sundays and Federal holidays.

         (c) In addition to the obligations of CTI Group set forth in paragraphs
(a) and (b) of this Section 5.10, CTI Group shall promptly advise Centillion of any CTI Group Competing Proposal or any inquiry or request for information relating thereto, the material terms and conditions of such request or CTI Group Competing Proposal and the identity of the Person making such request or CTI Group Competing Proposal. CTI Group will promptly keep Centillion reasonably informed of the status (including amendments) of any such request or CTI Group Competing Proposal.

         (d) Nothing contained in this Section 5.10 shall prohibit CTI Group from making any disclosure to CTI Group's shareholders if, in the good faith judgment of the Board of Directors of CTI Group, after consultation with outside counsel, failure so to disclose would be inconsistent with its obligations under applicable law; provided, however, that, subject to Section 5.10(b), neither CTI Group nor its Board of Directors nor any committee thereof shall withdraw, or propose publicly to withdraw, its position with respect to this Agreement or the Merger or approve or recommend, or propose publicly to approve or recommend, a CTI Group Competing Proposal.

5.11 Employee Stock Option and Benefit Plans. The parties agree that any employee stock option and benefit plans adopted by the Surviving Corporation shall cover employees thereof regardless of whether they (a) were previously employed by CTI Group or Centillion or (b) previously had been issued shares of stock, or options to acquire shares of stock of either CTI Group or Centillion.

                                   ARTICLE VI
                            CONDITIONS TO THE MERGER

6.1 Conditions. The respective obligations of Centillion and CTI Group to consummate the Merger are subject to the satisfaction, at or before the Effective Time, of each of the following conditions; any and all of which may be waived in whole or in part by Centillion or CTI Group, as the case may be, to the extent permitted by applicable law:

         (a) Stockholder Approval. The stockholders of CTI Group and Centillion, respectively, shall have duly approved the transactions contemplated by this Agreement, pursuant to the requirements of their respective certificates of incorporation and applicable law to the extent required thereby.

         (b) Injunctions; Illegality. The consummation of the Merger shall not be restrained, enjoined or prohibited by any order, judgment, decree, injunction or ruling of a court of competent jurisdiction or any Governmental Entity entered after the parties have used reasonable best efforts to prevent such entry and there shall not have been any statute, rule or regulation enacted, promulgated or deemed applicable to the Merger by any Governmental Entity which prevents the consummation of the Merger.

         (c) Opinion of Financial Advisor. CTI Group shall have received the written opinion of First Colonial Securities Group to the effect that the Merger Consideration is fair from a financial point of view to the stockholders of CTI Group. A true and correct copy of such opinion shall have been delivered to Centillion. Fees payable to First Colonial Securities Group shall not exceed $70,000.

         (d) Employment Agreement. The employment agreement with Anthony Johns attached hereto as Exhibit "E" shall be executed.

         (e) Security Agreement. Centillion shall enter into a security agreement with certain shareholders with respect to the Shareholder LLC Promissory Note issued in contemplation of this Merger. Such security agreement shall be in a form and substance reasonably satisfactory to CTI Group and Centillion.

6.2 Additional Conditions to Obligations of CTI Group. The obligation of CTI Group to effect the Merger is also subject to the fulfillment of the following conditions:

         (a) Representations and Warranties. The representations and warranties of Centillion contained in this Agreement shall be true and correct on and as of the Effective Time (except where such representation and warranty speaks by its terms as of a different date, in which case it shall be true and correct as of such date), with the same force and effect as if made on and as of the Effective Time, unless the failure of such representations and warranties to be true and correct would not reasonably be expected to result in a Material Adverse Effect. CTI Group shall have received a certificate of the President of Centillion to this effect.

         (b) Agreements, Conditions and Covenants. Centillion shall have performed or complied in all material respects with all agreements, conditions and covenants required by this Agreement to be performed or complied with by it on or before the Effective Time. CTI Group shall have received a certificate of the President of Centillion to this effect.

         (c) Transfer of Assets. Prior to the Effective Time:

                  (i) Centillion shall have created a single member, member-managed limited liability company under the laws of the state of Delaware where Centillion is the member to be called Centillion LLC (the "LLC") into which Centillion shall have transferred (x) all of its causes of action, claims and counterclaims relating to any patent owned by Centillion and its Subsidiaries as of the Effective Time or to any patent issuing after the Effective Time from patent applications owned by Centillion and its Subsidiaries (ownership of such patents and patent applications shall be retained by the Surviving Corporation) plus, (y) the SBC Settlement Proceeds (less the cost of litigation expenses, taxes and $1,500,000 (or $3,000,000 in the event Centillion exercises the option provided for in 1.5(b)(ii))(collectively, the "Tracked Assets"), and the LLC shall have obtained, from an affiliate of the Centillion Stockholders, a commitment to lend to the LLC on a non-recourse basis up to $2,000,000 to finance the LLC's patent enforcement action. The $2,000,000 loan shall be secured by the Tracked Assets and evidenced by a $2,000,000 promissory note attached as Exhibit "F".

                  (ii) Centillion shall have sold, in exchange for the Shareholder LLC Promissory Note all of its ownership interests in the subsidiaries identified in Exhibit "G" hereto. The Shareholder LLC Promissory Note will be due and payable in ten (10) years and will bear interest at the applicable federal rate in effect at the time it is executed. Prior to the stated maturity date of the Shareholder LLC Promissory Note, principal and interest will be payable only upon the occurrence of a Covered Disposition.

         (d) Minimum Balance Sheet Requirements. The adjusted balance sheet of Centillion, on and as of the Effective Time (which shall be certified by Centillion's Chief Financial Officer) must reflect: (i) Net current assets (i.e., over current liabilities) of not less than $1.00; (ii) cash of not less than $6,500,000 (or $8,000,000 in the event that Centillion exercises the option provided for in Section 1.5(b)(ii)); (iii) no long term liabilities other than deferred taxes, (iv) net worth of not less than $2,000,000, after eliminating from consideration in determining such net worth (x) $6,500,000 of cash, (y) the Shareholder LLC Promissory Note, and (z) the Tracked Assets, and (v) all earnings of Centillion's Billing Business for the period from January 1, 2000 to the Effective Time.

         (e) No Adverse Change. Since October 31, 1999, no event or events shall have occurred which resulted in or which would reasonably be expected to result in a Material Adverse Effect with respect to Centillion.

         (f) Severance. Any severance obligations of Centillion as a result of termination of employment or a change in control of Centillion shall be paid by Centillion prior to Closing.

         (g) Reorganization. (i) There has been no Change in Law (as defined below) on or prior to the Effective Time which could negatively impact the treatment of the Merger as a tax-free reorganization within the meaning of
Section 368(a) of the Code, and (ii) that, at the Effective Time, the price of the Class A Common Stock is not below $1.26 per share. For purposes of this Agreement, a "Change in Law" shall include any statutory amendment to the Code, the promulgation of any Treasury Regulation, or the issuance of any judicial or administrative guidance (including, without limitation, the issuance of any official interpretation of existing law by the Internal Revenue Service).

6.3 Additional Conditions to Obligations of Centillion. The obligations of Centillion to effect the Merger are also subject to the following conditions:

         (a) Representations and Warranties. The representations and warranties of CTI Group contained in the this Agreement shall be true and correct in all respects on and as of the Effective Time (except where such representation and warranty speaks by its terms as of a different date, in which case it shall be true and correct as of such date), with the same force and effect as if made on and as of the Effective Time, unless the failure of such representations and warranties to be true and correct would not reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect. Centillion shall have received a certificate of the President of CTI Group to this effect.

         (b) Agreements, Conditions and Covenants. CTI Group shall have performed or complied in all material respects with all agreements, conditions and covenants required by this Agreement to be performed or complied with by it on or before the Effective Time. Centillion shall have received a certificate of the President of CTI Group to this effect.

         (c) No Adverse Change. Since September 30, 1999, no event or events shall have occurred which resulted in or would reasonably be expected to result in a Material Adverse Effect with respect to CTI Group.

         (d) Dissenting Shares. The aggregate number of shares of stock held by stockholders of CTI Group who exercise their appraisal or dissenting rights under the DGCL shall not exceed 5% of the number of shares of stock outstanding on a fully diluted basis immediately prior to the Effective Time.

         (e) Effectiveness of the Form S-4. The Form S-4 shall have been declared effective by the SEC under the Securities Act. No stop order suspending the effectiveness of the Form S-4 shall have been issued by the SEC and no proceedings for that purpose shall have been initiated or threatened by the SEC.

         (f) Reorganization. (i) There has been no Change in Law (as defined below) on or prior to the Effective Time which could negatively impact the treatment of the Merger as a tax-free reorganization within the meaning of
Section 368(a) of the Code, and (ii) that, at the Effective Time, the price of the Class A Common Stock is not below $1.26 per share. For purposes of this Agreement, a "Change in Law" shall include any statutory amendment to the Code, the promulgation of any Treasury Regulation, or the issuance of any judicial or administrative guidance (including, without limitation, the issuance of any official interpretation of existing law by the Internal Revenue Service).

                                   ARTICLE VII
                                   TERMINATION

7.1 Termination. This Agreement may be terminated and the Merger contemplated hereby may be abandoned at any time prior to the Effective Time, notwithstanding approval thereof by the stockholders of CTI Group and/or
Centillion:

         (a) by the mutual written consent of Centillion and CTI Group;

         (b) By either Centillion or CTI Group if the Effective Time shall not have occurred on or before June 30, 2000 (the "Termination Date"); provided, however, that the right to terminate this Agreement under this Section 7.1(b) shall not be available to any party whose intentional failure to fulfill any material obligation under this Agreement has caused, or resulted in, the failure of the Effective Time to occur on or before the Termination Date;

         (c) By either Centillion or CTI Group if any Governmental Entity (i) shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such order, decree, ruling or other action shall have become final and non-appealable or (ii) shall have failed to issue an order, decree or ruling or to take any other action (which order, decree, ruling or other action the parties shall have used their reasonable best efforts to obtain, in accordance with Section 5.2, in each case (i) and (ii) which is necessary to fulfill the conditions set forth in Sections 6.1(c) and 6.3(g), as applicable, and such denial of a request to issue such order, decree, ruling or take such other action shall have become final and non-appealable; provided, however, that the right to terminate this Agreement under this Section 7.1(c) shall not be available to any party whose failure to comply with Section 5.2 has caused or resulted in such action or inaction;

         (d) By either Centillion or CTI Group if either (i) the approval by the stockholders of Centillion required for the consummation of the Merger shall not have been obtained or (ii) the approval by the shareholders of CTI Group required for the consummation of the Merger shall not have been obtained;

         (e) By CTI Group in accordance with Section 5.10(b); provided that, in order for the termination of this Agreement pursuant to this paragraph (e) to be deemed effective, CTI Group shall have complied with the notice provisions of
Section 5.10 and shall have paid the Termination Fee in accordance with Section 7.3(b).

         (f) By Centillion, if CTI Group shall have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform (A) would give rise to the failure of a condition set forth in Section 6.3 and (B) has not been or is incapable of being cured by CTI Group within fourteen (14) calendar days after receipt of written notice thereof from Centillion;

         (g) By CTI Group, if Centillion shall have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform (A) would give rise to the failure of a condition set forth in Section 6.2 and (B) has not been or is incapable of being cured by Centillion within fourteen (14) calendar days after its receipt of written notice thereof from CTI Group; or

         (h) By Centillion, in the event that CTI Group takes any action set forth in Section 5.10(b)(x).


Notwithstanding anything else contained in this Agreement, the right to terminate this Agreement under this Section 7.1 shall not be available to any party (a) that is in material breach of its obligations hereunder or (b) whose failure to fulfill its obligations or to comply with its covenants under this Agreement has been the cause of, or resulted in, the failure to satisfy any condition to the obligations of either party hereunder.

7.2 Effect of Termination. In the event of termination of this Agreement by either Centillion or CTI Group as provided in Section 7.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of CTI Group or Centillion or their respective directors or officers except with respect to Section 5.3, the second sentence of Section 5.6, Section 7.3, this
Section 7.2 and Article VIII. Termination of this Agreement will not relieve a breaching party from liability for any willful and material breach by such party of any of its representations, warranties, covenants or agreements set forth in this Agreement.

7.3      Fees and Expenses.

         (a) Except as otherwise provided herein, whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such expenses.

         (b) Termination Fee. If this Agreement is terminated by CTI Group pursuant to Section 5.10(b), then CTI Group shall pay to Centillion, in cash, within five Business Days after the termination of this Agreement a non-refundable fee in the amount of $1,500,000, which fee shall be Centillion's sole and exclusive remedy for such termination.

                                  ARTICLE VIII
                                 INDEMNIFICATION

8.1      Indemnification

         (a) Subject to the terms and conditions of this Article VIII, Centillion shall indemnify, defend and hold harmless CTI Group and its shareholders as they exist immediately prior to the Effective Time (the "CTI Shareholders") for a period of one year after the Effective Time, from and against all losses, claims, damages, liabilities and expenses, including interest, penalties and reasonable attorney's fees and expenses (collectively "Damages"), resulting or arising, directly or indirectly, from a breach of any representation, warranty or agreement of Centillion contained in or made part of this Agreement.

         (b) Subject to the terms and conditions of this Article VIII, CTI Group shall indemnify, defend and hold harmless Centillion and its shareholder as they existed prior to the Effective Time (the "CDS Shareholders") for a period of one year after the Effective Time, from and against all Damages resulting or arising, directly or indirectly, from a breach of any representation, warranty or agreement of CTI Group contained in or made pursuant to this Agreement.

8.2      Conditions of Indemnification

                  The obligations and liabilities of Centillion and CTI Group as indemnifying parties (each, an "Indemnified Party") to indemnify CTI Group and Centillion, respectively (each, an "Indemnified Party"), under Section 8.1 shall be subject to the following terms and conditions:

         (a) In the event that CTI Group or the CTI Shareholders is the Indemnified Party, its claims for Damages shall be made by the Class III (as defined in the Surviving Corporation's Articles of Incorporation) to the Board of Directors. In the event that Centillion or the CDS Shareholders is the Indemnified Party, its claim for Damages shall be made by the Class I and Class II Directors (as defined in the Surviving Corporation's Articles of Incorporation) to the Board of Directors. The Indemnified Party shall give the Board of Directors prompt notice of any such claim and all claims for Damages must be made within one year after the Effective Time. In the event the claim is the result of an action or threatened action by a third party, the Indemnifying Party shall have the right to undertake the defense thereof by representatives chosen by it. If the Indemnifying Party, within a reasonable time after notice of any such claim by a third party, fails to defend an Indemnified Party against which such claim has been asserted, such Indemnified Party shall (upon further notice to the Board of Directors) have the right to undertake the defense, compromise or settlement of such claim on behalf of and for the account and risk of Indemnifying Party, subject to the right of the Indemnifying Party to assume the defense of such claim at any time prior to settlement, compromise or final determination thereof.

         (b) Any decision made by the Board with respect to claims for Damages asserted by Centillion or CDS Shareholders as Indemnifying Party, shall require the affirmative vote of majority of the Class III Directors. Any vote by the Board of Directors with respect to claims for Damages asserted by CTI Group or CTI Shareholders shall require the affirmative vote of a majority of the Class I and Class II Directors. In the event that an Indemnified Party is unable to obtain the foregoing affirmative vote, it shall be entitled to submit the claim for Damages to final and binding arbitration in Philadelphia, Pennsylvania, before a panel of three arbitrators in accordance with the Commercial Arbitration Rules of the American Arbitration Association.

8.3      Remedies

         (a) In the event that pursuant to this Article VIII Damages are found to be due CTI Group or CTI Shareholders then all amounts of Class A Common Stock that would otherwise be issued either as a result of the distribution of Escrow Stock, conversion of amounts under the Promissory Note or conversion of shares of Class B Common Stock, shall be reduced by an amount equal in value to such Damages. The number of shares by which such distribution or conversion shall be reduced, (i) shall be valued at $1.50 per share for the Escrow Stock, and (ii) shall be based upon the valuation per share to be used in connection with the conversion under the Promissory Note or for Class B Common Stock, as of the date that such distribution or conversion is to occur, as the case may be.

         (b) In the event that pursuant to this Article VIII Damages are found to be due Centillion or CDS Shareholders, then such Damages shall be satisfied solely and exclusively by the Surviving Corporation issuing an additional number of shares of Class A Common Stock to the Persons who received Merger Consideration, such number to be calculated by dividing the amount of the Damages by the Average Market Price on the date of determination by the Board of Directors or the arbitrators that such Damages are due (the "Determination Date") and multiplying that number by a fraction, the numerator of which is 100%, and the denominator of which is the percentage of the issued and outstanding Class A Common Stock on the Determination Date that is then owned by Persons who did not receive Merger Consideration, or by transferees of Merger Consideration.

         (c) The remedies set forth in Section 8.3(a) and (b) shall be the exclusive remedies for damages pursuant to this Article VIII.

                                   ARTICLE IX
                                  MISCELLANEOUS

9.1 Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, by overnight courier or by facsimile to the respective parties as follows:

         If to Centillion, to:

         Centillion Data Systems, Inc.
         333 North Alabama Street, Suite 240
         Indianapolis, Indiana 46204
         Attn: John Cauffman, President

         with a copy to:

         Blank Rome Comisky & McCauley LLP
         One Logan Square
         Philadelphia, PA 19103
         Facsimile: (215) 569-5628
         Attn: A. Fred Ruttenberg, Esq.

         If to CTI Group, to:

         CTI Group (Holdings) Inc.
         2550 Eisenhower Avenue
         Norristown, PA 19403
         Attn: Anthony Johns

         with a copy to:

         Klehr, Harrison, Harvey, Brandzburg & Ellers LLP
         260 S. Broad Street
         Philadelphia, PA 19102
         Facsimile: (215) 568-6060
         Attn: Donald M. Millinger, Esq.


or such other address or facsimile number as such party may hereafter specify for the purpose by written notice to the other parties hereto. Each such notice, request or other communication shall be effective (i) if delivered in person, when such delivery is made at the address specified in this Section 9.1; (ii) if delivered by overnight courier, the next Business Day after such delivery is sent to the address specified in this Section 9.1; or (iii) if delivered by facsimile, when such facsimile is transmitted to the facsimile number specified in this Section 9.1 and the appropriate confirmation of receipt is received.

9.2 Survival of Representations and Warranties and Agreements. The representations and warranties and agreements contained herein and in any certificate or other writing delivered pursuant hereto shall not survive beyond the Effective Time except for the agreements set forth in Article III, Article IV, Sections 5.1(b), 5.3, 5.4, 5.6, 5.10, 7.3(a), 7.3(b) and Article VIII which shall survive the Effective Time for one year, and Section 5.11 and this Article IX, which shall survive the termination of this Agreement.

9.3 Amendment. This Agreement may be amended by CTI Group and Centillion at any time before or after any approval of this Agreement by the stockholders of CTI Group and/or Centillion, but, after any such approval, no amendment shall be made which decreases the Merger Consideration or which adversely affects the rights of Centillion's stockholders hereunder without the approval of a majority of the holders of common stock of Centillion. This Agreement may not be amended except by an instrument in writing signed on behalf of all the parties.

9.4 Extension; Waiver. At any time prior to the Effective Time, the parties hereto may (i) extend the time for the performance of any of the obligations or other acts of any other party hereto, (ii) waive any inaccuracies in the representations and warranties contained herein by any other party or in any document, certificate or writing delivered pursuant hereto by any other party or
(iii) waive compliance with any of the agreements of any other party or with any conditions to its own obligations. Any agreement on the part of any party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

9.5 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other parties hereto.

9.6 Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of Delaware applicable to agreements entered into and to be performed wholly within such State.

9.7 Jurisdiction. Each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any federal court located in the State of Delaware or any Delaware state court in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than a federal or state court sitting in the State of Delaware.

9.8 Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

9.9 Entire Agreement; No Third-Party Beneficiaries. This Agreement and the other agreements referred to herein or executed contemporaneously herewith constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement, including the letter, dated November 18, 1999, among the parties hereto, which is of no further force and effect. No representation, inducement, promise, understanding, condition or warranty not set forth herein has been made or relied upon by any party hereto. Except as set forth in Article VIII, this Agreement is not intended to confer upon any Person other than the parties hereto and their respective successors and assigns any rights or remedies.

9.10 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

9.11 Schedules. Schedule references contained in Article III and Article IV of this Agreement are for convenience only and matters disclosed pursuant to one section, subsection or other provision of Article III or Article IV are deemed disclosed for all purposes of Article III and Article IV to the extent this Agreement requires such disclosure.

9.12 WAIVER OF JURY TRIAL. EACH OF CTI GROUP AND CENTILLION HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

9.13 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as economic or legal substance of the transactions contemplated hereby are not effected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original interest of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

9.14 Disclosure Schedules. Any item disclosed in a Section of a party's Disclosure Schedule shall be deemed disclosed in other relevant Sections, regardless of whether specifically set forth therein.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its respective authorized officer as of the day and year first above written.

                                               CTI GROUP (HOLDINGS) INC.


                                               By: /s/ A.P. Johns
                                                  ------------------------------
                                                  Name: A.P. Johns
                                                  Title: Chairman & CEO


                                               CENTILLION DATA SYSTEMS, INC.


                                               By: /s/ John M. Cauffman
                                                  ------------------------------
                                                  Name: John M. Cauffman
                                                  Title: President & CEO

                                    EXHIBITS



         EXHIBIT A  SURVIVING CORPORATION - ARTICLES OF INCORPORATION
                    CAPITAL STOCK PROVISIONS

                  See Annex B, attached hereto

         EXHIBIT B  SURVIVING CORPORATION BYLAWS

                  See Annex C, attached hereto

         EXHIBIT C  DIRECTORS AND EXECUTIVE EMPLOYMENT

                  Intentionally omitted

         EXHIBIT D  SHAREHOLDER LLC PROMISSORY NOTE

                  See Annex D, attached hereto

         EXHIBIT E  ANTHONY JOHNS EMPLOYMENT AGREEMENT

                  Intentionally omitted

         EXHIBIT F  FORM OF PROMISSORY NOTE

                  See Annex E, attached hereto

         EXHIBIT G  DIVESTED CENTILLION SUBSIDIARIES

                  See Annex F, attached hereto

                 FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER

         This FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER is made this 1st day of May, 2000 by and between Centillion Data Systems, Inc. ("Centillion") and CTI Group Holdings, Inc. ("CTI Group").

                                   BACKGROUND

         A. Centillion agreed to merge with and into CTI Group pursuant to the Agreement and Plan of Merger ("Agreement") dated as of February 3, 2000.

         B. Section 7.1(b) of the Agreement provides that either Centillion or CTI Group may terminate the Agreement if the Effective Time (as defined therein) does not occur on or before June 30, 2000 (the "Termination Date").

         C. The parties hereto have mutually agreed to amend the Agreement to reflect a new Termination Date.

         NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound hereby, the parties hereto agree as follows:

         Section 7.1(b) of the Agreement shall be deleted in its entirety and replaced as follows:

                  (b) by either Centillion or CTI Group if the Effective Time shall not have occurred on or before September 30, 2000 (the "Termination Date"); provided, however, that the right to terminate this Agreement and under this Section 7.1(b) shall not be available to any party whose intentional failure to fulfill any material obligation under this Agreement has caused, or resulted in, the failure of the Effective Time to occur on or before the Termination Date;

         IN WITNESS WHEREOF, the parties have executed this Amendment the day and year first written above.

CENTILLION DATA SYSTEMS, INC.                CTI GROUP (HOLDINGS) INC.


By: /s/ John M. Cauffman                     By: /s/ A.P. Johns
   ------------------------------               --------------------------------

Name: John M. Cauffman                       Name: A.P. Johns
     ----------------------------                 ------------------------------

Title: President & CEO                       Title: Chairman & CEO
      ---------------------------                  -----------------------------

                SECOND AMENDMENT TO AGREEMENT AND PLAN OF MERGER


         This SECOND AMENDMENT TO AGREEMENT AND PLAN OF MERGER is made this 1st day of May, 2000 by and between Centillion Data Systems, Inc. ("Centillion") and CTI Group Holdings, Inc. ("CTI Group").

                                   BACKGROUND

         A. Centillion agreed to merge with and into CTI Group pursuant to the Agreement and Plan of Merger ("Agreement") dated as of February 3, 2000.

         B. Section 3(a) of Exhibit A to the Agreement provides that the shares of Class CTIG B Common Stock may be converted into CTIG Class A Common Stock at a conversion rate equal to $2.25 per share for the first one (1) million shares and 88% of the then Current Market Value of CTIG Class A Common Stock for those shares converted in excess of one (1) million.

         C. The parties have mutually agreed that only the first 333,334 and not the first one (1) million shares of CTIG Class B Common Stock converted into CTIG Class A Common Stock shall be converted at $2.25 per share as currently reflected in the Agreement.

         NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound hereby, the parties hereto agree as follows:

         Section 3(a) of the Agreement shall be deleted in its entirety and replaced as follows:

                  (a) Conversion at the Corporation's Election. During the Initial Conversion Period the shares of Class B Common Stock shall be subject, in the sole discretion of the Board of Directors, to conversion into a number of shares of Class A Common Stock equal in value, on a per share equivalent basis, to the value of Centillion LLC, with the number of shares into which the Class B Common Stock will be converted to be determined as follows: during the first twelve (12) months of the Initial Conversion Period, the conversion would be based on the Class A Common Stock valued at (A) $2.25 per share (for the first 333,334 shares of Class A Common Stock so issued) and (B) an amount equal to 88% of the then Current Market Value of the Class A Common Stock, for any additional shares of Class A Common Stock (beyond 333,334 shares) so issued. During the remainder of the Initial Conversion Period all of the Class A Common Stock to be issued upon conversion of the Class B Common Stock under this Section 3(a) would be valued at an amount equal to 88% of the then current market value of the Class A Common Stock.

         IN WITNESS WHEREOF, the parties have executed this Second Amendment the day and year first written above.


CENTILLION DATA SYSTEMS, INC.                CTI GROUP (HOLDINGS) INC.


By: /s/ John M. Cauffman                     By: /s/ A.P. Johns
   ------------------------------               --------------------------------

Name: John M. Cauffman                       Name: A.P. Johns
     ----------------------------                 ------------------------------

Title: President & CEO                       Title: Chairman & CEO
      ---------------------------                  -----------------------------

                 THIRD AMENDMENT TO AGREEMENT AND PLAN OF MERGER

         This THIRD AMENDMENT TO AGREEMENT AND PLAN OF MERGER ("Amendment") is made this 26th day of July, 2000 by and between Centillion Data Systems, Inc. ("Centillion") and CTI Group Holdings, Inc. ("CTI Group").


                                   BACKGROUND


         A. Centillion agreed to merge with and into CTI Group pursuant to that certain Agreement and Plan of Merger ("Agreement") dated as of February 3, 2000.

         B. The Securities and Exchange Commission ("SEC") has reviewed a proxy statement to be delivered to the CTI Group shareholders in connection with the shareholder vote to approve the Agreement.

         C. The SEC has requested modifications to the proxy statement, which will require that clarification be made in certain provisions of Exhibit A to the Agreement.

         D. The parties have mutually agreed to revise Exhibit A of the Agreement and other provisions of the Agreement in accordance with the provisions set forth in this Amendment.

         NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound hereby, the parties hereto agree as follows:

         1. Section 1.5(b)(ii) shall be modified by deleting the second sentence in its entirety and replacing it as follows:

                  The option shall be exercised by Centillion having, at the effective time, the balance sheet of Centillion reflecting cash of not less than $8,000,000 less all expenditures made by Centillion for research and development in fiscal year 2000 in lieu of the $6,500,000 provided for in Section 6.2(d).

         2. Section 6.2(d)(ii) shall be deleted in its entirety and replaced as follows:

                  cash of not less than $6,500,000 (or $8,000,000 less all expenditures made by Centillion for research and development in fiscal year 2000 in the event that Centillion exercises the option provided for in Section 1.5(b)(ii));

         3. Section 6.2(d)(iv)(x) of the Agreement shall be deleted in its entirety and replaced as follows:

                  $8,000,000 of cash.

         4. Section 5 of Exhibit A to the Agreement shall be deleted in its entirety and replaced as follows:

                  5.         Liquidation.

                  In the event of a liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the corporation the holders of the shares of Class A Common Stock and the holders of the shares of Class B Common Stock shall share in the aggregate in the funds of the Corporation as follows:

                  Class A Common Stock shall receive the proportion represented by (1) the net assets of the corporation without regard to the net assets of Centillion LLC divided by (2) the net assets of the corporation.

                  Class B Common Stock shall receive the proportion represented by (1) the net assets of Centillion LLC divided by (2) the net assets of the corporation.

                  Neither the consolidation or merger of the corporation with or into any other corporation or corporations nor the sale, transfer or lease of all or substantially all of the assets of the corporation shall itself be deemed to be a liquidation, dissolution or winding up of the corporation within the meaning of this Paragraph 5 of this Article. Notwithstanding anything to the contrary herein, the holders of the Class B Common Stock shall have no rights to the specific assets owned by Centillion LLC at the time of liquidation, dissolution or winding up of the Corporation.

         5. The definition of "Covered Disposition" contained in Section 8 of Exhibit A to the Agreement shall be deleted in its entirety and replaced as follows:

                  "Covered Disposition" shall mean: (a) any direct or indirect sale, transfer or conveyance by the Corporation of fifty percent (50%) or more of its equity interest in the LLC; or (b) any grant of any pledge or other security interest in fifty percent (50%) or more of the equity interest of the Corporation in Centillion LLC; or

         IN WITNESS WHEREOF, the parties have executed this Third Amendment the day and year first written above.

CENTILLION DATA SYSTEMS, INC.                CTI GROUP (HOLDINGS) INC.


By: /s/ John M. Cauffman                     By: /s/ A.P. Johns
   ------------------------------               --------------------------------

Name: John M. Cauffman                       Name: A.P. Johns
     ----------------------------                 ------------------------------

Title: President & CEO                       Title: Chairman & CEO
      ---------------------------                  -----------------------------

                FOURTH AMENDMENT TO AGREEMENT AND PLAN OF MERGER


         This FOURTH AMENDMENT TO AGREEMENT AND PLAN OF MERGER is made this 26th day of October, 2000 by and between Centillion Data Systems, Inc. ("Centillion") and CTI Group (Holdings) Inc. ("CTI Group").

                                   BACKGROUND

         A. Centillion agreed to merge with and into CTI Group pursuant to the Agreement and Plan of Merger ("Agreement") dated as of February 3, 2000.

         B. In accordance with that First Amendment to Agreement and Plan of Merger ("First Amendment") dated May 1, 2000, Centillion and CTI Group agreed to amend the Termination Date to September 30, 2000.

         C. Section 7.1(b) of the Agreement as amended by the First Amendment provides that either Centillion or CTI Group may terminate the Agreement if the Effective Time (as defined therein) does not occur on or before September 30, 2000 (the "Termination Date").

         D. Exhibit "D" to the Agreement contains a promissory note to be executed in favor of Centillion in an amount not to exceed $11,500,000 (the "Note"). The Note includes a reference to an Exhibit "A" that contains a listing of the collateral which secures repayment of the Note. Exhibit "A" was not attached to the Note.

         E. The parties hereto have mutually agreed to amend the Agreement to reflect a new Termination Date and modify certain other terms of the Agreement, subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound hereby, the parties hereto agree as follows:

         1. Section 1.5(b) of the Agreement shall be deleted in its entirety and replaced as follows:

                  (b) At the Effective Time by virtue of the Merger and without any action on the part of the holders thereof (in each of the following cases other than such shares owned or held by CTI Group or Centillion, which shall automatically be retired and shall cease to exist, and no consideration shall be delivered in exchange therefor, and other than Dissenting Shares):

                           (i) The shares of capital stock of Centillion issued and outstanding immediately prior to the Effective Time (the

                           "Centillion Capital Stock"), shall be converted into the following (the "Merger Consideration") pro rata, on a per share equivalent basis:

                           (A)      13,295,837 shares of Class A Common Stock;

                           (B)      2,833,334 shares of Class B Common Stock;

                           (C) The right to receive additional shares of Class A Common Stock on the terms and conditions set forth in Section 1.15 hereof (the "Additional Stock Rights"); and

                           (D) Class A Common Stock equal in value to the amount of Patent Proceeds (as defined in Section 6.2(d)) reflected on Centillion's balance sheet at the Effective Time, with the number of shares to be issued to be the number of shares with Class A Common Stock valued at (i) the lower of $1.50 per share or 88% of the Current Market Value of Class A Common Stock at the Effective Time (for the first 1 million shares of Class A Common Stock so issued) and (ii) 88% of the Current Market Value of the Class A Common Stock at the Effective Time (beyond the first 1 million shares).


         2. Section 1.14 of the Agreement shall be deleted in its entirety and replaced as follows:

                 1.14 Intentionally Deleted.


         3.   Section 6.2 of the Agreement shall be amended as follows:

                  6.2(c)(i) shall be deleted in its entirety and replaced as follows:

                           (c)      Transfer of Assets.  Prior to the Effective
                                    Time:

                           (i) Centillion shall have created a single member, member-managed limited liability company under the laws of the state of Delaware where Centillion is the member to be called Centillion L.L.C. (the "LLC") into which Centillion shall have transferred (a) all of its rights, title and interests to and arising from U.S. Patent No. 5287270 and U.S. Patent No. 5325290 and all foreign patents listed on Exhibit "H" attached hereto (the "Related Patents") plus, (b) all of its causes of action, claims and counterclaims relating to any patent owned by Centillion and its Subsidiaries as of the Effective Time or to any patent issuing after the Effective Time from patent applications owned by Centillion and its Subsidiaries (ownership of such patents and patent applications shall be retained by the Surviving Corporation) plus, (c) the SBC Settlement Proceeds (less the cost of litigation expenses, taxes and $3,000,000) (collectively, the "Tracked Assets"), and the LLC shall have obtained, from an affiliate of the Centillion Stockholders, a commitment to lend to the LLC on a non-recourse basis up to $2,000,000 to finance the LLC's patent enforcement action. The $2,000,000 loan shall be secured by the Tracked Assets and evidenced by a $2,000,000 promissory note attached as Exhibit "F".


6.2(d) shall be deleted in its entirety and replaced as follows:

                           (d) Minimum Balance Sheet Requirements. The adjusted balance sheet of Centillion, on and as of the Effective Time (which shall be certified by Centillion's Chief Financial Officer) must reflect:
                           (i) Net current assets (i.e., over current liabilities) of not less than $1.00; (ii) cash of not less than $8,000,000 less all expenditures made by Centillion relating to the development of Billing Business software (not to exceed $2,000,000) in fiscal year 2000; (iii) no long term liabilities other than deferred taxes, (iv) net worth of not less than $2,000,000, after eliminating from consideration in determining such net worth (x) $8,000,000 of cash,
                           (y) the Shareholder LLC Promissory Note, and (z) the Tracked Assets except that the book value at the Effective Time of U.S. Patent No. 5289270, U.S. Patent No. 5325290 and the Related Patents shall be included as an asset in the calculation of net worth,
                           (v) all earnings of Centillion's Billing Business for the period from January 1, 2000 to the Effective Time and (vi) any proceeds received between October 1, 2000 and the Effective Time from parties who are defendants under any patent litigation relating to U.S. Patent No. 5287270 and U.S. Patent No. 5325290 (less the cost of litigation expenses and taxes whether paid or reserved against )(the "Patent Proceeds").


         4. A new Section 6.2(h) shall be added to the Agreement, to read as follows:

                           (h) License Agreement. The LLC shall have executed an irrevocable, perpetual, exclusive (except for licenses that have been issued prior to the Effective Time and/or licenses issued pursuant to any settlement agreements relating to any patent litigation), royalty-free license agreement authorizing CTI Group to use U.S. Patent No. 5287270 and U.S. Patent No. 5325290 and Related Patents, in form and substance satisfactory to CTI Group.


         5. Section 6.3(f) shall be modified by replacing the reference to "not below $1.26 per share" to "not below $.80 per share."


         6. Section 7.1(b) of the Agreement shall be deleted in its entirety and replaced as follows:

                           (b) by either Centillion or CTI Group if the Effective Time shall not have occurred on or before January 31, 2001 (the "Termination Date"); provided, however, that the right to terminate this Agreement and under this Section 7.1(b) shall not be available to any party whose intentional failure to fulfill any material obligation under this Agreement has caused, or resulted in, the failure of the Effective Time to occur on or before the Termination Date;




         7.   Exhibit A of the Agreement shall be modified as follows:

                  Section 1 of Exhibit A shall be deleted in its entirety and replaced as follows:

                           1.       Total Authorized Shares.

                           (a) Common Stock. The aggregate number of shares which the Corporation is authorized to issue is 50,000,000 common shares (collectively, the "Common Stock"), of which:

                                    (i) 47,166,666 common shares shall be
                                    designated Class A Common Stock having a par value of $0.01 per share (the "Class A Common Stock"); and

                                    (ii) 2,833,334 common shares shall be
                                    designated Class B Common Stock having a par value of $0.01 per share ("Class B Common Stock"). The Class A Common Stock and the Class B Common Stock are collectively referred to herein as the "Common Stock".


                  Section 3(a) of Exhibit A shall be deleted in its entirety and replaced as follows:

                                    (a) Conversion at the Corporation's
                                    Election. During the Initial Conversion
                                    Period the shares of Class B Common Stock shall be subject, in the sole discretion of the Board of Directors, to conversion into a number of shares of Class A Common Stock equal in value, on a per share equivalent basis, to the value of Centillion LLC (excluding the value attributed to U.S. Patent No. 5287270, U.S. Patent No. 5325290
                                    and the Related Patents), with the number of shares into which the Class B Common Stock will be converted to be determined as follows: Class A Common Stock valued at the lower of (i) $1.50 per share or 88% of then Current Market Value of Class A Common Stock (for the first 1 million shares of Class A common Stock so issued less the number of shares issued at the Effective Time pursuant to Section 1.5(b)(i)(D) of the Merger Agreement) or (B) 88% of the then Current Market Value of the Class A Common Stock (for any additional shares).

                  Section 3(b) of Exhibit "A" shall be deleted in its entirety and replaced as follows:

                           (b) Conversion at the election of the holders of Class B Common Stock. During the Interim Conversion Period, the shares of Class B Common Stock, at the election of the holders of more than 50% of the outstanding shares of such Class B Common Stock, shall be converted into shares of Class A Common Stock (i) in the first 31 days of the Interim Conversion Period in the manner set forth in Section 3(a) above and (ii) during the remainder of the Interim Conversion Period, the Class A Common Stock shall be valued at 88% of the then Current Market Value of the Class A Common Stock.


         8. Exhibit "D" of the Agreement shall be deleted in its entirety and replaced by the Exhibit "A" attached hereto.

         9.   Exhibit "H" attached hereto shall be added to the Agreement.

         IN WITNESS WHEREOF, the parties have executed this Amendment the day and year first written above.

CENTILLION DATA SYSTEMS, INC.                CTI GROUP (HOLDINGS) INC.


By: /s/ John M. Cauffman                     By: /s/ A.P. Johns
   ------------------------------               --------------------------------

Name: John M. Cauffman                       Name: A.P. Johns
     ----------------------------                 ------------------------------

Title: President & CEO                       Title: Chairman & CEO
      ---------------------------                  -----------------------------

                 FIFTH AMENDMENT TO AGREEMENT AND PLAN OF MERGER

         This FIFTH AMENDMENT TO AGREEMENT AND PLAN OF MERGER is made this 12th day of January, 2001 by and between Centillion Data Systems, Inc. ("Centillion") and CTI Group Holdings, Inc. ("CTI Group").

                                   BACKGROUND

         A. Centillion agreed to merge with and into CTI Group pursuant to the Agreement and Plan of Merger ("Agreement") dated as of February 3, 2000.

         B. Section 7.1(b) of the Agreement provides that either Centillion or CTI Group may terminate the Agreement if the Effective Time (as defined therein) does not occur on or before January 31, 2001 (the "Termination Date").

         C. The parties hereto have mutually agreed to amend the Agreement to reflect a new Termination Date.

         NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound hereby, the parties hereto agree as follows:

         Section 7.1(b) of the Agreement shall be deleted in its entirety and replaced as follows:

                  (b) by either Centillion or CTI Group if the Effective Time shall not have occurred on or before February 28, 2001 (the "Termination Date"); provided, however, that the right to terminate this Agreement and under this Section 7.1(b) shall not be available to any party whose intentional failure to fulfill any material obligation under this Agreement has caused, or resulted in, the failure of the Effective Time to occur on or before the Termination Date;

         IN WITNESS WHEREOF, the parties have executed this Amendment the day and year first written above.

CENTILLION DATA SYSTEMS, INC.                CTI GROUP (HOLDINGS) INC.


By: /s/ John M. Cauffman                     By: /s/ A.P. Johns
   ------------------------------               --------------------------------

Name: John M. Cauffman                       Name: A.P. Johns
     ----------------------------                 ------------------------------

Title: President & CEO                       Title: Chairman & CEO
      ---------------------------                  -----------------------------

                                   EXHIBIT "A"

                         SHAREHOLDER LLC PROMISSORY NOTE

not to exceed $10,000,000                               Dated: February __, 2001

         FOR VALUE RECEIVED and intending to be legally bound, the undersigned, a Delaware Limited Liability Company ("Maker"), promises to pay to the order of Centillion Data Systems, Inc. (the "Payee") the maximum Principal Sum of Ten Million Dollars ($10,000,000), together with interest thereon on the unpaid portion at the Rate.

         Principal and Interest shall be paid upon the earlier to occur of the following:

         1.  A "Liquidity Event" to the extent of such Liquidity Event, or
         2. Seven and One-half years from the date of this Note (the "Maturity Date").

         A "Liquidity Event" shall mean the actual receipt of cash by Maker upon the sale of all or part of the Collateral after the making of a Permitted Distribution. A "Permitted Distribution" shall be Maker's right to distribute to its members forty-two percent (42%) of any cash received upon the sale of all or part of any Collateral. Maker shall send Payee written notification within five
(5) days of a Liquidity Event.

         All sums realized by the Holder on account of this Note, from whatever source received, shall be applied first to any substantiated fees, costs and expenses (including reasonable attorney's fees) incurred by the Holder, second to accrued and unpaid interest, and then to principal.

         As security for this Note, Maker hereby grants, conveys, and assigns to the Payee a security interest in the property described in Exhibit "A" to this Note ("Collateral"). Maker shall have the absolute right to sell all or part of the Collateral for a price equal to or greater than the value set forth on Exhibit "A," without the consent of Payee, provided that fifty-eight percent (58%) of the proceeds of such sale are paid to Payee as a Liquidity Event as provided above.

         The nonpayment when due of any amount payable under this Note within fifteen (15) days after the date due and written demand shall be an "Event of Default".

         Upon the Event of Default or in the event this Note remains unpaid after the Maturity Date, Payee shall have the right to sell all or part of the Collateral in any commercially reasonable manner to satisfy the balance due under this Note. Such rights with respect to the Collateral shall be Payee's exclusive remedy. Payee shall not have the right to collect any balance due under this Note from any assets of Maker not included as part of the Collateral.

         The Rate shall mean ____ percent (___%) per annum.**

         Maker shall have the privilege, without premium or penalty, of prepaying this Note, at any time, in whole or in part, provided that each prepayment shall be accompanied by accrued interest on the amount prepaid.

         Upon an Event of Default, this Note shall, at Payee's option, become immediately due and payable in full without further notice to or demand on Maker of any kind and without presentment, demand or protest, notice of dishonor and notice of protest, all of which are hereby waived.

         In the event that the Holder engages an attorney to represent it in connection with (a) any Event of Default, (b) any potential and/or actual bankruptcy or other insolvency proceedings commenced by or against the Maker and/or (c) any actual litigation arising out of or related to any of the foregoing, or any of the Obligations, then the Maker shall be liable to and shall reimburse the Holder on demand for all reasonable attorneys' fees, costs and expenses incurred by the Holder in connection with any of the foregoing. The Maker shall also be liable and shall also reimburse the Holder on demand for all other reasonable, substantiated costs and expenses (including reasonable attorney's fees) incurred by the Holder in connection with the enforcement of the Obligations.

         No extension of time for payment granted by the Holder of all or any part of the amount owing on this Note at any time shall affect the liability of the Maker hereunder.

         Acceptance by the Holder of any payment after any Event of Default shall not operate to extend the time of payment of any amount then remaining unpaid and shall not constitute a waiver of any future installments, such Event of Default or any other rights of the Holder under this Note. No delay by the Holder in exercising any power or right shall operate as a waiver of any power or right held by the Holder. The Maker hereby waives presentment for payment, demand, protest, or notice of protest. No single or partial exercise of any power or right shall preclude other or future exercise of the power or right, or the exercise of any other power or right. The waiver of any default or grounds for acceleration by the Holder shall not operate as a waiver of any subsequent default, or grounds for acceleration of any power or right that the Holder may have under the terms of this Note.

         No waiver or modification of the terms of this Note shall be valid unless in writing, signed by the Maker and the Holder, and appended hereto.

         This Note and all questions relating to its validity, interpretation, performance, remediation and enforcement (including, without limitation, provisions concerning limitations of actions) shall be governed by and construed in accordance with the domestic laws of the State of Delaware, notwithstanding any choice-of-laws doctrines of such jurisdiction or any other jurisdiction which ordinarily would cause the substantive law of another jurisdiction to apply, without the aid of any canon, custom or rule of law requiring construction against the draftsman.

         If any provision of this Note or the application thereof is held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall not be affected thereby, and each provision of this Note shall be valid and enforceable to the fullest extent permitted by law.

         Waiver of Jury Trial. THE MAKER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF , UNDER, OR IN CONNECTION WITH THIS NOTE OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE HOLDER. THE MAKER HEREBY WAIVES THE RIGHT TO INTERPOSE ANY COUNTERCLAIM OR OFFSET OF ANY NATURE OR DESCRIPTION IN ANY LITIGATION RELATING TO THE PURCHASE DOCUMENTS OR THIS NOTE OR ANY LIABILITY THEREUNDER OR HEREUNDER, OR ENFORCEMENT OF REMEDIES THEREUNDER OR HEREUNDER.

         IN WITNESS WHEREOF, Maker has caused this instrument to be executed on its behalf by its duly authorized officer, on the date first set forth above.


                                              DELAWARE LIMITED LIABILITY
                                                 COMPANY


                                              By: _____________________________
                                                     Manager

**The then applicable federal rate will be inserted at the time this note is executed.

                                   EXHIBIT "A"
                              (To Promissory Note)



o Six Hundred (600) Class A Units of CHS LLC, an Indiana limited liability company for the sum of Fifty Thousand Dollars ($50,000).

o Three Thousand Three Hundred Forty-Two and 713/1,000 (3,342.713) Class A Unit and One Hundred Thirty-Four and 670/1,000 (136.670) Class B Units of e.Nova, LLC, an Indiana limited liability company for the sum of One Million Seven Hundred Nineteen Thousand Seven Hundred Thirty Six Dollars ($1,719,736).

o Seventy Six and 268/1,000 (76.268) Class B Units of Lockerbie Vermont, LLC, an Indiana limited liability company for Nineteen Thousand Eight Hundred Dollar ($19,800).

o A note receivable to Clarity for the principle and accrued interest sum of Two Hundred Sixty One Thousand Five Hundred Dollar ($261,500)

o One hundred percent (100%) of Centillion Digital Systems, Inc., an Indiana corporation, for the sum of Nine Hundred Thousand Dollars ($900,000).

o A note receivable to Lavelle Engineering for the principle and accrued interest sum of Fifty Thousand Twenty Four Dollars ($50,024).

o Accounts receivable from e.Nova, LLC and XILA, LLC in the amount of Three Hundred Three Thousand Seven Hundred Seventy Three Dollars ($303,773).

o Fixed Assets in the from of furniture, leaseholder improvements, equipment, supplies, etc. for the sum of Two Hundred Nine Thousand Six Hundred Thirty Seven Dollars ($209,637).

o Prepaid expenses such as equipment maintenance, sporting tickets, etc, fo the sum of Six Thousand Four Hundred Sixty Two Dollars ($6,462).

o Membership interest in the Hawthorne Golf and Country Club for Thirty Seven Thousand Dollars ($37,000).

o Cash in the approximate amount of Six Million Five Hundred Thousand Dollar (approximately $6,500,000).

                                   EXHIBIT "H"

                                 FOREIGN PATENTS



1.1  European Pat. No. 541535 for BILLING SYSTEM WITH DATA INDEXING

1.2  French Pat. No. 541535 for BILLING SYSTEM WITH DAT INDEXING

1.3  German Pat. No. 69031044.7 for BILLING SYSTEM WITH DATA INDEXING

1.4  Italian Pat. No. 541535 for BILLING SYSTEM WITH DATA INDEXING

1.5  Netherlands Pat. No. 541535 for BILLING SYSTEM WIT DATA INDEXING

1.6  Spanish Pat. No. 541535 for BILLING SYSTEM WITH DATA INDEXING

1.7  British Pat. No. 541535 for BILLING SYSTEM WITH DATA INDEXING

1.8  Switzerland Pat. No. 541535 for BILLING SYSTEM WIT DATA INDEXING

                                                                        ANNEX B

                SURVIVING CORPORATION - ARTICLES OF INCORPORATION

1.   Total Authorized Shares.

     (a) Common Stock. The aggregate number of shares which the Corporation is authorized to issue is 50,000,000 common shares (collectively, the "Common Stock"), of which:

         (i) 46,500,000 common shares shall be designated Class A Common Stock having a par value of $0.01 per share (the "Class A Common Stock"); and

         (ii) 3,500,000 common shares shall be designated Class B Common Stock having a par value of $0.01 per share ("Class B Common Stock"). The Class A Common Stock and the Class B Common Stock are collectively referred to herein as the "Common Stock".

     (b) Rights and Preferences. Each share of Class A Common Stock and each share of Class B Common Stock shall, except as otherwise expressly provided in this Article, be identical in all respects and shall have equal rights, powers and privileges.

     (c) Issuance. The authorized shares of Class B Common Stock will be issued only (i) pursuant to the Agreement and Plan of Merger, dated __________ __, 2000 (the "Merger Agreement"), among Centillion Data Systems, Inc. and the Corporation, (ii) in a subdivision (by stock split or otherwise) of outstanding shares of Class B Common Stock, or (iii) as a stock dividend or share distribution (with respect to such shares of Class B Common Stock).

2.   Voting Rights.

     (a) General. Except with respect to the election of directors of the Corporation occurring prior to July 1, 2003 which shall be governed by the provisions of Section 2(b) below, and except as may otherwise be required by laws of the State of Delaware, the holders of shares of Class A Common Stock and the holders of shares of Class B Common Stock shall be entitled to one (1) vote for each share of such stock held, shall vote as one class with respect to all matters to be voted on by shareholders of the Corporation, and no separate vote or consent of the holders of shares of Class A Common Stock, the holders of share of Class B Common Stock (or the holders of shares of any other class or series of stock of Corporation) shall be required for the approval of any such matter.

     (b) Board of Directors. The Board of Directors shall be divided into three classes, which shall be as nearly equal in number as possible. Directors of each class shall serve for a term of three years, and until their successors shall have been elected and qualified. Upon the adoption of these Articles and the filing of the Certificate of Merger with the Delaware Secretary of State, the existing Board of Directors shall be reclassified. Each Director of the reclassified Board of Directors shall be placed in one of the three classes, and the initial term of office of each such class shall (except in the event of his earlier resignation or removal) expire at the annual shareholders' taking place in the year set forth opposite such Director's name (or, if later, upon the election and qualification of his successor), as follows:


     Name                        Class                       Term Expires
     ----                        -----                       ------------

     Harold Garrison                I                              2001
     Salah Osseiran

     Michael H. Leeds               II                             2002
     Tom Grein

     Graham Bevington               III                            2003
     Rupert Armitage
     Anthony P. Johns


         (i) For any meeting of Shareholders held prior to July 1, 2003, the holders of Class B Common Stock, voting together as a single class, shall have the right to elect the Class I Directors;

         (ii) For any meeting of Shareholders held prior to July 1, 2003, the holders of Class B Common Stock, voting together as a single class, shall have the right to elect the Class II Directors;

         (iii) For any meeting of Shareholders held prior to July 1, 2003, any vacancies with respect to Class I or Class II Directors shall be filled by the remaining Class I and Class II Directors voting as a group, or with respect to a Class III Director by the remaining Class III Directors; and

         (iv) If, prior to July 1, 2003, there is any increase or decrease in the number of Directors, such Directors shall be assigned as Class I, II or II so that the holders of Class B Common Stock, voting togther as a single class, maintain a majority of the Board of Directors.


3.   Conversion of Class B Common Stock.

     The Class B Common Stock shall be subject to conversion as follows:

     (a) Conversion at the Corporation's Election. During the Initial Conversion Period the shares of Class B Common Stock shall be subject, in the sole discretion of the Board of Directors, to conversion into a number of shares of Class A Common Stock equal in value, on a per share equivalent basis, to the value of Centillion LLC, with the number of shares into which the Class B Common Stock will be converted to be determined as follows: during the first twelve (12) months of the Initial Conversion Period, the conversion would be based on the Class A Common Stock valued at (A) $2.25 per share (for the first 333,334 shares of Class A Common Stock so issued) and (B) an amount equal to 88% of the then Current Market Value of the Class A Common Stock, for any additional shares of Class A Common Stock (beyond 333,334 shares) so issued. During the remainder of the Initial Conversion Period all of the Class A Common Stock to be issued upon conversion of the Class B Common Stock under this Section 3(a) would be valued at an amount equal to 88% of the then current market value of the Class A Common Stock.

         (b) Conversion at the election of the holders of Class B Common Stock. During the Interim Conversion Period, the shares of Class B Common Stock, at the election of the holders of more than 50% of the outstanding shares of such Class B Common Stock, shall be converted into shares of Class A Common Stock in the manner set forth in Section 3(a) above but using the valuation applicable to conversions occurring subsequent to the first twelve (12) months of the Initial Conversion Period.

         (c) Mandatory Conversion. Upon the occurrence of a Covered Disposition, all of the issued and outstanding shares of Class B Common Stock shall be converted into shares of Class A Common Stock equal in value, on a per share equivalent basis, to the value of Centillion LLC, with the conversion based on 100% of the then current market value of the Class A Common Stock to be issued upon such conversion; provided, however, that in no event shall a mandatory conversion under this Section 3(c) occur earlier than the fourth anniversary of the Effective Time under the Merger Agreement.

         (d) Valuation Procedures. In the event an appraisa is required under these Articles of Incorporation with respect to the market value of Centillion LLC or the Class B Common Stock, the Class III Directors will appoint a qualified appraiser to determine such value. If the appraiser so appointed by the Class III Directors is not acceptable to the Class I and Class II Directors, then the Class I and Class II Directors shall appoint a qualified appraiser to determine such value. If the appraiser appointed by the Class I and Class II Directors is not acceptable to the Class III Directors, the two appraisers so selected shall appoint a third appraiser who shall perform such appraisal and the results thereof shall be binding upon all of the parties, with the cost of the appraisal to be paid by the Corporation.


         (e) Definitions. For purposes of this Section 3,

             (i) The term "Initial Conversion Period" shall mean the period beginning on the Effective Time under the Merger Agreement and ending on the earlier to occur of (x) the second anniversary of such date, or
         (y) the date on which those persons who were the original recipients of the Merger Consideration cease to own, collectively fifty-one percent (51%) or more of the issued and outstanding shares of Common Stock of the Corporation received pursuant to the Merger; and

             (ii) The term "Interim Conversion Period" shall mean the three (3) year period commencing immediately upon the expiration of the Initial Conversion Period and ending on the third anniversary of such commencement date.

         (f) Conversion Procedures. Any such conversion may be effected by surrendering such holder's certificate or certificates for the stock to be converted, duly endorsed, at the office of the Corporation or any transfer agent. If so required by the Corporation, any certificate for shares surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder of such shares or the duly authorized representative of such holder. Promptly thereafter, the Corporation shall issue and deliver to such holder or such holder's nominee or nominees, a certificate or certificates for the number of shares of Class A Common Stock to which such holder shall be entitled as herein provided. All conversions are to be effective, and valued, as of the last day of the calendar quarter in which the election or event giving rise to mandatory conversion occurs.

4.       Dividends; Discrimination Between or Among Classes of Common Shares.

         The Board of Directors shall have the sole authority and discretion to declare and pay dividends on (i) the Class A Common Stock and (iii) the Class B Common Stock, in equal or unequal amounts (including declaring and paying dividends on one or more class of shares while declaring and paying no dividends, or a different dividend, on one or more other classes of shares); provided, however, that whenever a dividend is paid to the holders of the Class B Common Stock, the Corporation shall also pay to the holders of Class A Common Stock a dividend per share equal to or greater than the dividend per share paid to the holders of Class B Common Stock unless a different dividend amount (or no dividend) has been authorized by a 2/3's majority of the Board of Directors.

5.       Liquidation.

         In the event of a liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the corporation the holders of the shares of Class A Common Stock and the holders of the shares of Class B Common Stock shall share in the aggregate in the funds of the Corporation as follows:

             Class A Common Stock shall receive the proportion represented by
         (1) the net assets of the corporation without regard to the net assets of Centillion LLC divided by (2) the net assets of the corporation.

             Class B Common Stock shall receive the proportion represented by
         (1) the net assets of Centillion LLC divided by (2) the net assets of the corporation.

             Neither the consolidation or merger of the corporation with or into any other corporation or corporations nor the sale, transfer or lease of all or substantially all of the assets of the corporation shall itself be deemed to be a liquidation, dissolution or winding up of the corporation within the meaning of this Paragraph 5 of this Article. Notwithstanding anything to the contrary herein, the holders of the Class B Common Stock shall have no rights to the specific assets owned by Centillion LLC at the time of liquidation, dissolution or winding up of the Corporation.

6.       Determinations by the Board of Directors.

         Any determinations made by the Board of Directors under any provision in this Article shall be final and binding on all shareholders of the corporation, except as may otherwise be required by law. The Corporation shall prepare a statement of any such determination by the Board of Directors respecting the fair market value of any properties, assets or securities and shall file such statement with the Secretary of the corporation. The Board of Directors shall establish an Executive Committee to be composed of one Class III Director and two Directors from Class I And Class II selected by each class of Directors. All decisions of the Corporation or by the Directors required (i) by these Articles, (ii) by any other Agreement, or (iii) otherwise, with respect to Centillion LLC shall be made by the Executive Committee.

7.       Relationship Between the Centillion Group and the Corporation.

         The Directors of the Corporation shall require Centillio LLC to preserve, maintain and maximize the value of its assets, and any contracts with respect to, utilization of, or transfer of any of Centillion LLC's assets between and among Centillion LLC and any other party (including the Corporation and its other affiliates) shall be pursuant to transactions entered into at arm's-length.

8.       Certain Definitions.

         Unless the context otherwise requires, the terms defined in this Section shall have, for all purposes of this Article, the meanings herein specified:

         "Centillion LLC" shall mean the Delaware limited liability company included in the assets of Centillion Data Systems, Inc. immediately prior to the Effective Time specified in the Merger Agreement.

         "Common Stock Group" shall mean, as of any date, the interest of the Corporation or any subsidiary in all of the businesses in which the Corporation or any subsidiary is or has been engaged, directly or indirectly, and the respective assets and liabilities of the Corporation or any subsidiary, other than any businesses, assets or liabilities of Centillion LLC.

         "Covered Disposition" shall mean: (a) any direct or indirect sale, transfer or conveyance by the Corporation of fifty percent (50%) or more of its equity interest in the LLC; or (b) any grant of any pledge or other security interest in fifty percent (50%) or more of the equity interest of the Corporation in Centillion LLC.

         "Current Market Value of the Class A Common Stock" shall mean the average of the daily last reported sale price per share of the Class A Common Stock on the NASDAQ National Market System (or if such stock is then listed on the New York Stock Exchange, on such Exchange) during the most recent twenty (20) consecutive full Business Days before such date, provided that if there was no reported sale on any such day or days, there shall be substituted the average of the closing bid and asked quotations on that Market or Exchange on that day or days, and provided further that, if the Class A Common Stock is not listed on that Market or Exchange on any such day or days, there shall be substituted the comparable sale price or average of bid and asked quotations on the principal national securities exchange on which such Class A Common Stock is so listed, or if not so listed on any national securities exchange, the average of the highest bid and the lowest asked quotations in the over-the-counter market that day or days.

9.       Amendments.

         (a) Except as provided for in subparagraph (b) below, this Certificate of Incorporation shall be amended in the manner provided for in the Delaware General Corporation Law.

         (b) Until July 1, 2003, except for amendments as a result of acquisitions or capital raising, which amendments shall not be governed by this subparagraph (b), all amendments to this Certificate of Incorporation shall require, prior to submission to shareholders, the affirmative vote of a majority of the Board of Directors, which vote must contain the affirmative vote of at least one (1) Class III Director.

                                                                         ANNEX C

                          SURVIVING CORPORATION BYLAWS

         Section 5.2. Term of Office.

                  The Board of Directors shall be divided into three classes with each class serving three-year terms. As a result of an Amendment to the Certificate of Incorporation filed in 2000, the Board was re-classified and each director placed in one of three classes. The directors in Class I shall hold office for a term expiring at the next annual meeting (to be held in 2001), the directors in Class Il shall hold office for a term expiring at the second succeeding annual meeting, and the directors in Class III shall hold office for a term expiring at the third succeeding annual meeting.

                  At each annual shareholders meeting con-commencing at the annual meeting to be held in 2001, the number of directors equal to the number of directors in the class whose term expires at the time of such meeting shall be elected to hold office until the third succeeding annual meeting of shareholders following such meeting. Each director so elected shall hold office until his term expires and his successor is elected and qualified, or until his earlier resignation or removal.

                  Section 5.5. Vacancies. Except as otherwise provided in the Certificate of Incorporation, vacancies in the Board of Directors, including vacancies resulting from an increase in the number of directors, shall be filled by the vote of a majority of the remaining members of the Board though less than a quorum; provided, that whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office or by the sole remaining director so elected, and each person so elected shall be a director until his or her successor is elected by the stockholders, or until his or her earlier resignation or removal.

         Section 5.8. Committees.

                  Section 1. (a) The Board of Directors may, by resolution adopted by a majority of the votes entitled to be cast by the entire board, alter or eliminate the committees of the board described in
         Section 2 below or designate one or more other committees, each committee to consist of one or more directors. Any such committee, to the extent provided in such resolution or these bylaws, shall have and exercise all of the authority of the Board of Directors in the management of the corporation, except as otherwise required by law. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. The Board of Directors may, by resolution adopted by a majority of the votes entitled to be cast by the entire board, fill any vacancy in any such committee, appoint one or more directors to serve as alternate members of any such committee, to act in the absence or disability of members of any such committee, with all the powers of such absent or disabled members, abolish any such committee at its pleasure, and remove any director from membership on such committee at any time, with or without cause.

                                (b) Each committee of the Board of Directors formed pursuant to this section shall keep regular minutes of its meetings and actions taken at a meeting of any such committee shall be reported to the board at its next meeting following such committee meeting; except that, when the meting of the board is held within two days after the committee meeting, such report shall, if not made at the first meeting, be made to the board at its second meeting following such committee meeting unless otherwise required by law to be earlier reported.

         Section 2. The present standing committees of the board are as follows:

         Executive Committee. An Executive Committee shall be composed of one Class I, one Class II and one Class III director. All decisions of the corporation with respect to Centillion, LLC shall be made by the Executive Committee. The Executive Committee shall have such other duties and powers as are established by resolution of the Board of Directors.

         Audit Committee. The Audit Committee shall be composed of two members of the board as may from time to time be chosen by the Board of Directors, none of whom shall be an employee of the corporation. The Audit Committee shall have the authority and responsibility to (a) hire one or more firms of independent public accountants to audit the corporation's books, records and financial statements and to review the corporation's systems of accounting (including its system of internal controls); (b) discuss with such independent public accountants the results of such audit and review; (c) periodically conduct independent reviews of the corporation's systems of accounting (including its system of internal control); and (d) periodically make reports to the board with respect to its findings.

         Nominating Committee. The Nominating Committee shall be composed of three members of the board as may from time to time be chosen by the Board of Directors. The Nominating Committee shall (a) make recommendations to the board with respect to management nominees to the board, (b) review such shareholder nominees to the board as may be submitted to the corporation, and (c) periodically report to the board with respect to its findings.

         Section 11.1 These By-Laws may be amended or repealed at any regular or special meeting of the Board of Directors by the majority vote of the Board of Directors, or an any regular or special meeting of the stockholders (or by written consent as provided in Section 228 of the Delaware Corporation Law, as amended), by the majority vote of the total outstanding shares of the corporation, as provided by law. These By-Laws may be amended without a meeting of the Board of Directors by a resolution adopted and signed by all members of the Board of Directors.

                                                                       ANNEX D

                         SHAREHOLDER LLC PROMISSORY NOTE

         not  to exceed $10,000,000                  Dated: February __, 2001

         FOR VALUE RECEIVED and intending to be legally bound, the undersigned, a Delaware Limited Liability Company ("Maker"), promises to pay to the order of Centillion Data Systems, Inc. (the "Payee") the maximum Principal Sum of Ten Million Dollars ($10,000,000), together with interest thereon on the unpaid portion at the Rate.

         Principal and Interest shall be paid upon the earlier to occur of the following:

         1. A "Liquidity Event" to the extent of such Liquidity Event, or 2. Ten years from the date of this Note (the "Maturity Date").

         A "Liquidity Event" shall mean the actual receipt of cash by Maker upon the sale of all or part of the Collateral after the making of a Permitted Distribution. A "Permitted Distribution" shall be Maker's right to distribute to its members forty-two percent (42%) of any cash received upon the sale of all or part of any Collateral. Maker shall send Payee written notification within five
(5) days of a Liquidity Event.

         All sums realized by the Holder on account of this Note, from whatever source received, shall be applied first to any substantiated fees, costs and expenses (including reasonable attorney's fees) incurred by the Holder, second to accrued and unpaid interest, and then to principal.

         As security for this Note, Maker hereby grants, conveys, and assigns to the Payee a security interest in the property described in Exhibit "A" to this Note ("Collateral"). Maker shall have the absolute right to sell all or part of the Collateral for a price equal to or greater than the value set forth on Exhibit "A," without the consent of Payee, provided that fifty-eight percent (58%) of the proceeds of such sale are paid to Payee as a Liquidity Event as provided above.

         The nonpayment when due of any amount payable under this Note within fifteen (15) days after the date due and written demand shall be an "Event of Default".

         Upon the Event of Default or in the event this Note remains unpaid after the Maturity Date, Payee shall have the right to sell all or part of the Collateral in any commercially reasonable manner to satisfy the balance due under this Note. Such rights with respect to the Collateral shall be Payee's exclusive remedy. Payee shall not have the right to collect any balance due under this Note from any assets of Maker not included as part of the Collateral.

         The Rate shall mean ____ percent (___%) per annum.**

         Maker shall have the privilege, without premium or penalty, of prepaying this Note, at any time, in whole or in part, provided that each prepayment shall be accompanied by accrued interest on the amount prepaid.

         Upon an Event of Default, this Note shall, at Payee's option, become immediately due and payable in full without further notice to or demand on Maker of any kind and without presentment, demand or protest, notice of dishonor and notice of protest, all of which are hereby waived.

         In the event that the Holder engages an attorney to represent it in connection with (a) any Event of Default, (b) any potential and/or actual bankruptcy or other insolvency proceedings commenced by or against the Maker and/or (c) any actual litigation arising out of or related to any of the foregoing, or any of the Obligations, then the Maker shall be liable to and shall reimburse the Holder on demand for all reasonable attorneys' fees, costs and expenses incurred by the Holder in connection with any of the foregoing. The Maker shall also be liable and shall also reimburse the Holder on demand for all other reasonable, substantiated costs and expenses (including reasonable attorney's fees) incurred by the Holder in connection with the enforcement of the Obligations.

         No extension of time for payment granted by the Holder of all or any part of the amount owing on this Note at any time shall affect the liability of the Maker hereunder.

         Acceptance by the Holder of any payment after any Event of Default shall not operate to extend the time of payment of any amount then remaining unpaid and shall not constitute a waiver of any future installments, such Event of Default or any other rights of the Holder under this Note. No delay by the Holder in exercising any power or right shall operate as a waiver of any power or right held by the Holder. The Maker hereby waives presentment for payment, demand, protest, or notice of protest. No single or partial exercise of any power or right shall preclude other or future exercise of the power or right, or the exercise of any other power or right. The waiver of any default or grounds for acceleration by the Holder shall not operate as a waiver of any subsequent default, or grounds for acceleration of any power or right that the Holder may have under the terms of this Note.

         No waiver or modification of the terms of this Note shall be valid unless in writing, signed by the Maker and the Holder, and appended hereto.

         This Note and all questions relating to its validity, interpretation, performance, remediation and enforcement (including, without limitation, provisions concerning limitations of actions) shall be governed by and construed in accordance with the domestic laws of the State of Delaware, notwithstanding any choice-of-laws doctrines of such jurisdiction or any other jurisdiction which ordinarily would cause the substantive law of another jurisdiction to apply, without the aid of any canon, custom or rule of law requiring construction against the draftsman.

         If any provision of this Note or the application thereof is held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall not be affected thereby, and each provision of this Note shall be valid and enforceable to the fullest extent permitted by law.

         Waiver of Jury Trial. THE MAKER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF , UNDER, OR IN CONNECTION WITH THIS NOTE OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE HOLDER. THE MAKER HEREBY WAIVES THE RIGHT TO INTERPOSE ANY COUNTERCLAIM OR OFFSET OF ANY NATURE OR DESCRIPTION IN ANY LITIGATION RELATING TO THE PURCHASE DOCUMENTS OR THIS NOTE OR ANY LIABILITY THEREUNDER OR HEREUNDER, OR ENFORCEMENT OF REMEDIES THEREUNDER OR HEREUNDER.

         IN WITNESS WHEREOF, Maker has caused this instrument to be executed on its behalf by its duly authorized officer, on the date first set forth above.


                                            DELAWARE LIMITED LIABILITY
                                            COMPANY


                                            By: _____________________________
                                                Manager

**The then applicable federal rate will be inserted at the time this note is executed.

                                   Exhibit "A"


         1. Six Hundred (600) Class A Units of CHS, LLC, an Indiana limited liability company for the sum of Fifty Thousand Dollars ($50,000).

         2. Three Thousand Three Hundred Forty-Two and 713/1,000 (3,342.713) Class A Units and One Hundred Thirty-Four and 670/1,000 (136.670) Class B Units of e.Nova, LLC, an Indiana limited liability company for the sum of One Million Seven Hundred Nineteen Thousand Seven Hundred Thirty Six Dollars ($1,719,736).

         3. Seventy Six and 268/1,000 (76.268) Class B Units of Lockerbie Vermont, LLC, an Indiana limited liability company for Nineteen Thousand Eight Hundred Dollars ($19,800).

         4. A note receivable to Clarity for the principle and accrued interest sum of Two Hundred Sixty One Thousand Five Hundred Dollars ($261,500)

         5. One hundred percent (100%) of Centillion Digital Systems, Inc., an Indiana corporation, for the sum of Nine Hundred Thousand Dollars ($900,000).

         6. A note receivable to Lavelle Engineering for the principle and accrued interest sum of Fifty Thousand Twenty Four Dollars ($50,024).

         7. Accounts receivable from e.Nova, LLC and XILA, LLC in the amount of Three Hundred Three Thousand Seven Hundred Seventy Three Dollars ($303,773).

         8. Fixed Assets in the from of furniture, leaseholder improvements, equipment, supplies, etc. for the sum of Two Hundred Nine Thousand Six Hundred Thirty Seven Dollars ($209,637).

         9. Prepaid expenses such as equipment maintenance, sporting tickets, etc, for the sum of Six Thousand Four Hundred Sixty Two Dollars ($6,462).

         10. Membership interest in the Hawthorne Golf and Country Club for Thirty Seven Thousand Dollars ($37,000).

         11. Cash in the approximate amount of Six Million Five Hundred Thousand Dollars (approximately $6,500,000).

                                                                         ANNEX E

                                (Patent LLC Note)

                             FORM OF PROMISSORY NOTE

$2,000,000                                              Dated: February __, 2001

         FOR VALUE RECEIVED and intending to be legally bound, the undersigned, a Delaware Limited Liability Company ("Maker"), promises to pay to the order of ______________ (the "Payee") the Principal Sum of Two Million Dollars ($2,000,000), together with interest thereon on the unpaid portion at the Rate.

         Maker shall, from time to time, request from Payee advances up to the aggregate face amount of this Note ("Advance"). The proceeds of Advances shall be used to cover the costs associated with any Enforcement Action. Once an Advance has been repaid from the proceeds of a Recovery Event or a prepayment, in accordance with the terms hereof, the amount of Advances that Maker may request under this Note shall be reduced by the amount of such Recovery Event or prepayment.

         Principal and Interest shall be paid upon the earlier to occur of the following:

         1. A "Recovery Event " to the extent of such Recovery Event, or

         2. Five years from the date of this Note (the "Maturity Date").

         A "Recovery Event" shall mean the Net Cash Received from any settlements or judgments from parties which are either defendants or who may be defendants in any action for the enforcement or infringement of any patent rights under U.S. Patent Nos. 5287270 and 5325290 ("Enforcement Action") after the making of a Permitted Distribution. A "Permitted Distribution" shall be Maker's right to distribute to its member a percentage, equal to that member's Applicable Tax Rate, of any Net Cash Received upon the recovery under any Enforcement Action. "Applicable Tax Rate" shall mean the tax rate that applies to Maker's member based upon the net income reported in the member's latest annual financial statement filed with the Securities and Exchange Commission. "Net Cash Received" shall mean the actual receipt of cash by Maker after payment of legal fees and other expenses related to the Enforcement Action. Maker shall send Payee written notification within five (5) days of a Recovery Event.

         All sums realized by the Holder on account of this Note, from whatever source received, shall be applied first to any substantiated fees, costs and expenses (including reasonable attorney's fees) incurred by the Holder, second to accrued and unpaid interest, and then to principal.

         As security for this Note, Maker hereby grants, conveys, and assigns to the Payee a security interest in the property described in Exhibit "A" to this Note ("Collateral").

         The nonpayment when due of any amount payable under this Note within fifteen (15) days of the date due and written notice thereof shall be an "Event of Default".

         Upon an Event of Default, this Note shall, at Payee's option, become immediately due and payable in full without further notice to or demand on Maker of any kind and without presentment, demand or protest, notice of dishonor and notice of protest, all of which are hereby waived.

         In the Event of Default, Payee shall have the right to sell all or part of the Collateral in any commercially reasonable manner to satisfy the balance due under this Note. Such rights with respect to the Collateral shall be Payee's exclusive remedy. Payee shall not have the right to collect any balance due under this Note or for expenses, fees or other charges provided for in the next paragraph from any assets of Maker not included as part of the Collateral.

         In the event that the Holder engages an attorney to represent it in connection with (a) an Event of Default, (b) any potential and/or actual bankruptcy or other insolvency proceedings commenced by or against the Maker and/or (c) any actual litigation arising out of or related to any of the foregoing, or any of the Obligations, then the Maker shall be liable to and shall reimburse the Holder on demand for all reasonable attorneys' fees, costs and expenses incurred by the Holder in connection with any of the foregoing. The Maker shall also be liable and shall also reimburse the Holder on demand for all other reasonable, substantiated costs and expenses (including reasonable attorney's fees) incurred by the Holder in connection with the enforcement of the Obligations.

         No extension of time for payment granted by the Holder of all or any part of the amount owing on this Note at any time shall affect the liability of the Maker hereunder.

         Acceptance by the Holder of any payment after any Event of Default shall not operate to extend the time of payment of any amount then remaining unpaid and shall not constitute a waiver of any future installments, such Event of Default or any other rights of the Holder under this Note. No delay by the Holder in exercising any power or right shall operate as a waiver of any power or right held by the Holder. The Maker hereby waives presentment for payment, demand, protest, or notice of protest. No single or partial exercise of any power or right shall preclude other or future exercise of the power or right, or the exercise of any other power or right. The waiver of any default or grounds for acceleration by the Holder shall not operate as a waiver of any subsequent default, or grounds for acceleration of any power or right that the Holder may have under the terms of this Note.

         No waiver or modification of the terms of this Note shall be valid unless in writing, signed by the Maker and the Holder, and appended hereto.

         This Note and all questions relating to its validity, interpretation, performance, remediation and enforcement (including, without limitation, provisions concerning limitations of actions) shall be governed by and construed in accordance with the domestic laws of the State of Delaware, notwithstanding any choice-of-laws doctrines of such jurisdiction or any other jurisdiction which ordinarily would cause the substantive law of another jurisdiction to apply, without the aid of any canon, custom or rule of law requiring construction against the draftsman.

         If any provision of this Note or the application thereof is held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall not be affected thereby, and each provision of this Note shall be valid and enforceable to the fullest extent permitted by law.

         The Rate shall mean ____ percent (___%) per annum.**

         Maker shall have the privilege, without premium or penalty, of prepaying this Note, at any time, in whole or in part, provided that each prepayment shall be accompanied by accrued interest on the amount prepaid.

         Waiver of Jury Trial. THE MAKER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF , UNDER, OR IN CONNECTION WITH THIS NOTE OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE HOLDER. THE MAKER HEREBY WAIVES THE RIGHT TO INTERPOSE ANY COUNTERCLAIM OR OFFSET OF ANY NATURE OR DESCRIPTION IN ANY LITIGATION RELATING TO THE PURCHASE DOCUMENTS OR THIS NOTE OR ANY LIABILITY THEREUNDER OR HEREUNDER, OR ENFORCEMENT OF REMEDIES THEREUNDER OR HEREUNDER.

         IN WITNESS WHEREOF, Maker has caused this instrument to be executed on its behalf by its duly authorized officer, on the date first set forth above.


                                        Centillion LLC


                                        By:
                                            ------------------------------------
                                            Manager


** The then applicable federal rate will be inserted at the time this
    Note is executed.

                                                                         ANNEX F

October 18, 2000


CTI Group (Holdings) Inc.
2550 Eisenhower Avenue
Norristown, PA 19403

Directors:

         You have asked us to render our opinion as to the fairness as of the date hereof, from a financial point of view, to the shareholders of CTI Group (Holdings) Inc. ("CTIG") of the consideration to be paid to the shareholders of CTI Group (Holdings) Inc. in a proposed business combination of CTI Group (Holdings) Inc. and Centillion Data Systems Inc. ("CDS") pursuant to the Agreement and Plan of Merger dated February 4, 2000 between CTI Group Holdings Inc. and Centillion Data Systems Inc. and reflective of all amendments issued, executed and terms agreed to by the Board dated up to October 18, 2000.

         We understand that holders of Centillion Data Systems Inc. common stock will be entitled to exchange shares of Centillion Data Systems Inc. common stock for 13,295,837 shares of CTI Group (Holdings) Inc. common stock for the non-tracked assets of Centillion Data Systems Inc. and 2,833,334 shares of a special class of voting tracking stock of CTI Group (Holdings) Inc. common stock for the tracked assets of Centillion Data Systems Inc. subject to certain conditions and provisions of the Agreement.

         In developing our opinion as to the fairness of the amount of shares to be issued and price to be paid by the shareholders of CTI Group (Holdings) Inc., we have, among other things:

         o Reviewed the Annual Reports to Shareholders and Annual Reports on Form 10-K and related financial information of CTI Group (Holdings) Inc. for the three years ended March 31, 2000 and the audited financial information provided by Centillion Data Systems Inc. for the two year period ended December 31, 1999;

         o Reviewed the Quarterly Reports to Shareholders and Quarterly Reports on Form 10-Q of CTI Group (Holdings) Inc. for the fiscal quarters ended September 30, 2000 and the unaudited financial information provided by Centillion Data Systems Inc. for the three months ended June 30, 2000;

         o Discussed with CTI Group (Holdings) Inc. management and Centillion Data Systems Inc. management the operations, financial condition and future prospects of their respective companies, including historical and projected financial performance, trends and business opportunities;

         o Reviewed the historical market prices and trading activity of CTI Group (Holdings) Inc. common stock;

         o Compared the results of operations of CTI Group (Holdings) Inc. and Centillion Data Systems Inc. with those of certain companies designing, developing, marketing and supporting data processing software and services for managing telecommunications systems which we deemed to be reasonably similar to CTI Group (Holdings) Inc. and Centillion Data Systems Inc.;

         o Compared the combination of CTI Group (Holdings) Inc. and Centillion Data Systems Inc. with certain other mergers and acquisitions of companies supporting data processing software and services for the telecommunications industry which we deemed to be reasonably similar to the proposed transaction;

         o Read the Agreement as amended, employment agreements, promissory notes and related documents dated February 4, 2000 as well as all amendments issued, executed and terms agreed to by the Board up to October 18, 2000;

         o Such other information, financial studies and analyses, and financial, economic and market data that we considered relevant to our opinion.

         In arriving at our opinion, we also have considered the relative contributions of each company to, and resulting share in, the pro forma combined balance sheet and income statement of the combined entity, including revenues, net income, and net worth, as well as the pro forma per share earnings, dividends, and book value.

         In preparing our opinion, we have relied upon CTI Group (Holdings) Inc. and Centillion Data Systems Inc. with respect to the accuracy and completeness of the financial and other information provided by each company. We have neither independently verified such information, including financial information, nor made any independent evaluation of any of the assets of CTI Group (Holdings) Inc. and Centillion Data Systems Inc.

         On the basis of our review and analysis as discussed above, it is our opinion that as of the date hereof, the consideration to be paid by the shareholders of CTI Group (Holdings) Inc. pursuant to the proposed business combination is fair from a financial point of view to the shareholders of CTI Group (Holdings) Inc.



                                       Very truly yours,


                                       /s/ First Colonial Securities Group, Inc.
                                       -----------------------------------------
                                       First Colonial Securities Group, Inc.

                                                                         ANNEX G

                 ss.262 OF THE DELAWARE GENERAL CORPORATION LAW


         (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to ss.ss. 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

         (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to ss.ss. 251 (other than a merger effected pursuant to ss.ss. 251(g) of this title), ss.ss. 252, ss.ss. 254, ss.ss. 257, ss.ss. 258, ss.ss.
263 or ss.ss. 264 of this title:

                  (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of ss.ss. 251 of this title.

                  (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to ss.ss.ss.ss. 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

                           a. Shares of stock of the corporation surviving or
                  resulting from such merger or consolidation, or depository receipts in respect thereof;

                           b. Shares of stock of any other corporation, or
                  depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

                           c. Cash in lieu of fractional shares or fractional
                  depository receipts described in the foregoing subparagraphs
                  a. and b. of this paragraph; or

                           d. Any combination of the shares of stock, depository
                  receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

                  (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under ss.ss. 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

         (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e) of this section, shall apply as nearly as is practicable.

         (d) Appraisal rights shall be perfected as follows:

                  (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

                  (2) If the merger or consolidation was approved pursuant to ss.ss. 228 or ss.ss. 253 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

         (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

         (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

         (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

         (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

         (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

         (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

         (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

         (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                                                                         ANNEX H

                          AGREEMENT AND PLAN OF MERGER

                                  by and among

                           CTI GROUP (HOLDINGS) INC.,

                           CTI BILLING SOLUTIONS INC.,

                       CELLTECH INFORMATION SYSTEMS, INC.,

                                DAVID A. WARREN,

                                FRANK S. SCARPA,

                                 VALERIE S. HART

                                       and

                               RICHARD J. DONNELLY

                            Dated as of April 5, 2000

                                TABLE OF CONTENTS

                                                                                           Page
                                                                                           ----
ARTICLE I - MERGER............................................................................1
              1.1      The Merger.............................................................1
              1.2      Effective Time.........................................................2
              1.3      Closing................................................................2
              1.4      Certificate of Incorporation and By-Laws of Surviving Corporation......2
              1.5      Directors and Officers of Surviving Corporation........................2
              1.6      Further Assurances.....................................................2
              1.7      Effect on Shares of Merger Sub and Company.............................3
              1.8      .......................................................................4
              1.9      Exchange Agent.........................................................4
              1.10     Exchange Procedures....................................................4
              1.11     Distributions with Respect to Unexchanged Shares.......................4
              1.12     No Fractional Shares of CTIG Stock.....................................5
              1.13     No Liability...........................................................5
              1.14     Lost Certificates......................................................5
              1.15     Stock Transfer Books...................................................6
              1.16     CTIG Dissenting Shares.................................................6
              1.17     Escrowed Stock.........................................................6
              1.18     Special Meeting........................................................7

ARTICLE II - REPRESENTATIONS AND WARRANTIES OF COMPANY........................................8
              2.1      Organization...........................................................8
              2.2      Capitalization.........................................................8
              2.3      Authority..............................................................9
              2.4      No Violations; Consents and Approvals..................................9
              2.5      Financial Statements..................................................10
              2.6      Absence of Certain Changes............................................10
              2.7      Legal Proceedings.....................................................11
              2.8      Compliance with Laws and Agreements...................................11
              2.9      SEC Filing Information................................................12
              2.10     State Antitakeover Statutes...........................................12
              2.11     Broker's Fees.........................................................12
              2.12     Environmental Matters.................................................12
              2.13     Intellectual Property Rights..........................................13
              2.14     Taxes.................................................................14
              2.15     Employee Benefit Plans................................................14
              2.16     Insurance.............................................................15
              2.17     Contracts.............................................................16
              2.18     Properties............................................................17

              2.19     Employees and Independent Contractors.................................17
              2.20     Year 2000.............................................................18
              2.21     Certain Interests.....................................................18
              2.22     Customers and Suppliers...............................................18
              2.23     Accounts Receivable...................................................18
              2.24     America One Revenue...................................................18
              2.25     Reorganization Treatment..............................................18
              2.26     Disclosure............................................................19

ARTICLE IIA - REPRESENTATIONS AND WARRANTIES OF CELLTECH
              STOCKHOLDERS...................................................................19
              2A.1     Ownership of Celltech Common Stock....................................19
              2A.2     Agreement Not in Breach of Other Instruments Affecting Celltech
                       Stockholders..........................................................19
              2A.3     Valid and Binding Agreement. .........................................19
              2A.4     No Claims Against Celltech............................................19
              2A.5     Further Assurances....................................................19
              2A.6     Shareholder Meeting...................................................19
              2A.7     Reorganization Treatment..............................................20

ARTICLE III - REPRESENTATIONS AND WARRANTIES OF CTIG
              AND MERGER SUB.................................................................20
              3.1      Organization..........................................................20
              3.2      Authority.............................................................20
              3.3      No Violations; Consents and Approvals.................................20
              3.4      Legal Proceedings.....................................................21
              3.5      Proxy Statement.......................................................21
              3.6      Broker's Fees.........................................................21
              3.7      Capitalization of Merger Sub..........................................21
              3.8      CTIG Disclosures......................................................21
              3.9      Merger Stock..........................................................22
              3.10     Reorganization Treatment..............................................22

ARTICLE IV - COVENANTS ......................................................................22
              4.1      Conduct of Business of Celltech.......................................22
              4.2      No Solicitation by Celltech...........................................24
              4.3      Access to Information.................................................25
              4.4      CTIG Proxy Statement and Special Meeting..............................25
              4.5      Preparation of Form S-4; Stockholders Meeting.........................26
              4.6      Reasonable Best Efforts; Other Actions................................26
              4.7      Public Announcements..................................................27
              4.8      Notification of Certain Matters.......................................27
              4.9      Expenses..............................................................27

ARTICLE V - CONDITIONS TO THE OBLIGATIONS OF THE PARTIES ....................................28
              5.1      Stockholder Approval..................................................28
              5.2      Consents and Approvals................................................28
              5.3      Opinion of Financial Advisor..........................................28
              5.4      Employment Agreement..................................................28

ARTICLE VI - CONDITIONS TO THE OBLIGATIONS OF CTIG
             AND MERGER SUB .................................................................28
              6.1      Representations and Warranties True...................................28
              6.2      Performance...........................................................29
              6.3      Additional Documents..................................................29
              6.4      Certain Proceedings...................................................29
              6.5      Minimum Balance Sheet Requirements....................................29
              6.6      Material Adverse Change...............................................30

ARTICLE VII - CONDITIONS TO THE OBLIGATIONS OF CELLTECH .....................................30
              7.1      Representations and Warranties True...................................30
              7.2      Performance...........................................................30
              7.3      Certificates..........................................................30
              7.4      Certain Proceedings...................................................30
              7.5      Effectiveness of the Form S-4.........................................31

ARTICLE VIII - TERMINATION AND ABANDONMENT...................................................31
              8.1      Termination by CTIG or Celltech.......................................31
              8.2      Termination by CTIG...................................................31
              8.3      Termination by Celltech...............................................31
              8.4      Procedure for Termination.............................................32
              8.5      Effect of Termination and Abandonment.................................32

ARTICLE IX - INDEMNIFICATION BY PRINCIPAL STOCKHOLDER........................................32
              9.1      Indemnification.......................................................32
              9.2      Conditions of Indemnification.........................................32
              9.3      Remedies..............................................................33

ARTICLE X - DEFINITIONS .....................................................................33
              10.1     Terms Defined in the Agreement........................................33

ARTICLE XI - MISCELLANEOUS...................................................................35
              11.1     Amendment and Modification............................................35
              11.2     Waiver of Compliance; Consents........................................35
              11.3     Survivability; Investigations.........................................35
              11.4     Reasonable Efforts....................................................36
              11.5     Notices...............................................................36
              11.6     Successor and Assigns.................................................38
              11.7     Governing Law.........................................................38

              11.8     Counterparts..........................................................38
              11.9     Severability..........................................................38
              11.10    Interpretation........................................................38
              11.11    Entire Agreement......................................................39
              11.12    Jurisdiction..........................................................39
              11.13    WAIVER OF JURY TRIAL..................................................39
              11.14    Class A Common Stock..................................................39


                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER, dated as of April 5, 2000, is by and among CTI GROUP (HOLDINGS) INC., a Delaware corporation ("CTIG"), CTI BILLING SOLUTIONS INC., a Delaware corporation ("Merger Sub"), CELLTECH INFORMATION SYSTEMS, INC., a Delaware corporation ("Celltech"), DAVID A. WARREN, an individual ("Principal Stockholder"), FRANK S. SCARPA ("Scarpa"), VALERIE S. HART ("Hart") and RICHARD J. DONNELLY ("Donnelly", and together with Scarpa and Hart, the "Minority Stockholders"). Celltech and Merger Sub are sometimes collectively referred to as the "Constituent Corporations." Principal Stockholder and the Minority Stockholders are sometimes collectively referred to as the "Celltech Stockholders".

                                   BACKGROUND

         The Boards of Directors of CTIG, Merger Sub and Celltech, respectively, deem it advisable and in their respective best interests and the best interests of their respective stockholders that CTIG and Celltech combine in order to advance the long-term business interests of CTIG and Celltech.

         The combination of CTIG and Celltech shall be effected by the terms of this Agreement through the merger (the "Merger") of Celltech with and into Merger Sub, a wholly-owned subsidiary of CTIG.

         The Boards of Directors of CTIG, Merger Sub and Celltech have approved this Agreement and each of the documents required to be executed in connection with this Agreement to which it is a party.

         The Celltech Stockholders own 100% of the issued and outstanding shares of Celltech Common Stock, no par value (the "Celltech Common Stock"), and believe the Merger to be in Celltech's and their own best interests.

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants, representations, warranties and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

                                    ARTICLE I

                                     MERGER

         1.1 The Merger.

                  (a) In accordance with the provisions of this Agreement and the General Corporation Law of the State of Delaware (the "DGCL"), at the Effective Time (as defined in Section 1.2 hereof), Celltech shall be merged with and into Merger Sub, and Merger Sub shall be the surviving corporation (sometimes called the "Surviving Corporation") and shall continue its corporate existence under the laws of the State of Delaware. At the Effective Time the separate existence of Celltech shall cease.

                  (b) The Merger shall have the effects on Celltech and Merger Sub as the constituent corporations of the Merger as provided under the DGCL.

         1.2 Effective Time. The Merger shall become effective at the time of filing of, or at such later time as may be specified in, a Certificate of Merger, in the form required by and executed in accordance with the DGCL, with the Secretary of State of the State of Delaware in accordance with the provisions of Section 251 of the DGCL (the "Certificate of Merger"). The date and time when the Merger shall become effective is referred to as the "Effective Time."

         1.3 Closing. The closing of the Merger (the "Closing") will take place at 10:00 a.m., Eastern Standard Time, on the second Business Day (as defined below) after the satisfaction or (subject to applicable law) waiver of the conditions (excluding conditions that, by their terms, cannot be satisfied until the Closing Date) set forth in Articles V, VI and VII (the "Closing Date"), unless another time or date is agreed to in writing by the parties hereto. The Closing shall be held at the offices of Klehr, Harrison, Harvey, Branzburg & Ellers LLP, 260 South Broad Street, Philadelphia, Pennsylvania 19102, unless another place is agreed to in writing by the parties hereto. "Business Day" shall mean every day of the week excluding Saturdays, Sundays and Federal holidays.

         1.4 Certificate of Incorporation and By-Laws of Surviving Corporation. The Certificate of Incorporation and By-Laws of Merger Sub shall be the Certificate of Incorporation and By-Laws of the Surviving Corporation until thereafter amended as provided by law.

         1.5 Directors and Officers of Surviving Corporation.

                  (a) The number of directors of the Surviving Corporation shall be as determined pursuant to the By-Laws of the Surviving Corporation. The directors of Merger Sub shall be the directors of the Surviving Corporation and will hold office from and after the Effective Time until their respective successors are duly elected or appointed and qualify in the manner provided in the Certificate of Incorporation and By-Laws of the Surviving Corporation or as otherwise provided by law or their earlier resignation or removal.

                  (b) The officers of the Surviving Corporation shall be determined by the Board of Directors of the Surviving Corporation immediately after the Effective Time, and will hold office from and after the Effective Time until their respective successors are duly appointed and qualify in the manner provided in the By-Laws of the Surviving Corporation or as otherwise provided by law or their earlier resignation or removal.

         1.6 Further Assurances. If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments, assurances, or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of either of the Constituent Corporations acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of each of the Constituent Corporations or otherwise, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of each of the Constituent Corporations or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in the Surviving Corporation or otherwise to carry out this Agreement and the transactions contemplated hereby.

         1.7 Effect on Shares of Merger Sub and Company. At the Effective Time, by virtue of the Merger, and without any action on the part of the Celltech Stockholders, all issued and outstanding shares of Celltech Common Stock (other than shares owned by Celltech) shall be converted into the following (the "Merger Consideration") to be distributed among the Celltech Stockholders, pro rata on a per share equivalent basis:

                  (a) the right to receive an aggregate $262,599 (the "Merger Cash");

                  (b) 1,663,126 shares of CTIG Class A Common Stock, par value .01 per share ("Class A Common Stock") subject to adjustment (the "Merger Stock"), if any, as follows:

                           (i) in the event that the Average Market Price Per
                  Share (as defined below) of the CTIG Class A Common Stock on the Closing Date is greater than $3.00, to a maximum of $3.75, or below $3.00 to a minimum of $2.25, then the number of shares of Merger Stock shall be determined by dividing $4,989,378 by such Average Market Price per Share; provided that in no event will the Merger Stock be less than 1,330,501 shares nor more than 2,217,501 shares regardless of the Average Market Price per Share of CTIG Class A Common Stock.

                          (ii) 52.63158% of the Merger Stock will be delivered
                  at Closing (the "Closing Stock") to be distributed pursuant to Sections 1.9 through 1.15, and 47.36842% of the

                  Merger Stock (the "Escrowed Stock") will be delivered to escrow to be held, delivered and/or cancelled in accordance with Section 1.17.

                           (iii) For purposes of this Agreement, the "Average
                  Market Price per Share" of the Class A Common Stock at any date shall mean the average of the daily last reported sale price per share of the Class A Common Stock on the NASDAQ National Market System (or if such stock is then listed on the New York Stock Exchange, on such Exchange) during the most recent 20 consecutive full Business Days before such date, provided that if there was no reported sale on any such day or days, there shall be substituted the average of the closing bid and asked quotations on that Market System or Exchange on that day or days, and provided further that, if the Class A Common Stock is not listed on that Market System or Exchange on any such day or days, there shall be substituted the comparable sale price or average of bid and asked quotations on the principal national securities exchange on which such Class A Common Stock is so listed, or if not so listed on any national securities exchange, the average of the highest bid and the lowest asked quotations in the over-the-counter market that day or days.

                  (c) Each share of Celltech Common Stock owned by Celltech as treasury stock shall be cancelled.

                  (d) All shares of Celltech Common Stock shall be cancelled and retired, and each certificate representing any such shares of Celltech Common Stock shall thereafter represent only the right to receive the Merger Consideration, and any cash in lieu of fractional shares of Merger Stock, payable in exchange for such shares of Celltech Common Stock upon the surrender of such certificate for payment in accordance with Sections 1.9 and 1.15.

         1.8 [Intentionally left blank]

         1.9 Exchange Agent. Prior to the Effective Time, CTIG shall appoint American Stock Transfer or another commercial bank or trust company to act as exchange agent for the purpose of exchanging certificates representing Celltech Common Stock ("Certificates") for the applicable Merger Consideration (the "Exchange Agent"). At or prior to the Effective Time, CTIG shall deposit with the Exchange Agent, in trust for the benefit of holders of shares of Celltech, sufficient funds and certificates representing the applicable Merger Stock issuable at Closing pursuant to Section 1.7 in exchange for outstanding shares of Celltech Common Stock in the Merger. CTIG agrees to make available to the Exchange Agent from time to time as needed, cash sufficient to pay cash in lieu of fractional shares pursuant to Section 1.12.

         1.10 Exchange Procedures. As soon as reasonably practicable after the Effective Time, the Surviving Corporation shall cause the Exchange Agent to mail to each holder of a Certificate (i) a transmittal letter which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent, and
(ii) instructions for effecting the surrender of Certificates in exchange for the applicable Merger Consideration. Upon surrender of a Certificate to the Exchange Agent together with the transmittal letter, duly executed and completed in accordance with its instructions, and such other documents as may reasonably be required by the Exchange Agent, the Certificate holder shall be entitled to receive in exchange therefor (A) a pro rata portion of the Merger Cash, (B) one or more shares of Class A Common Stock representing, in the aggregate, the whole number of shares that such holder has the right to receive pursuant to Section 1.7, and (C) a check in the amount equal to the cash that such holder has the right to receive in lieu of any fractional shares of Class A Common Stock pursuant to Section 1.12. All Certificates so surrendered shall be canceled. No interest will be paid or will accrue on any cash so payable.

         1.11 Distributions with Respect to Unexchanged Shares. No dividends or other distributions declared or made with respect to shares of Class A Common Stock with a record date after the Effective Time shall be paid to the holder of any un-surrendered Certificate with respect to the shares of Class A Common Stock that such holder would be entitled to receive upon surrender of such Certificate, and no cash payment in lieu of fractional shares of Class A Common Stock shall be paid to any such holder until such holder shall surrender such Certificate. Subject to the effect of applicable laws, following surrender of any such Certificate, there shall be paid to such holder of shares of Class A Common Stock issuable in exchange therefor, without interest, promptly after the time of such surrender, the amount of any cash payable in lieu of fractional shares of Class A Common Stock to which such holder is entitled pursuant to
Section 1.12 and the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole shares of Class A Common Stock.

         1.12 No Fractional Shares of CTIG Stock. No fractional shares of Class A Common Stock shall be issued upon the surrender for exchange of Certificates and such fractional share interests will not entitle the owner thereof to vote or to have any rights of a shareholder of CTIG or a holder of shares of CTIG Class A Common Stock. Each holder of shares of Celltech Common Stock exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of CTIG Class A Common Stock (after taking into account all Certificates delivered by such holder) shall receive, in lieu thereof, cash (without interest) in an amount equal to the product of (i) such fractional part of a share of CTIG Class A Common Stock multiplied by (ii) the Average Market Price per Share of CTIG Class A Common Stock. The fractional share interests of CTIG Class A Common Stock will be aggregated, and no recordholder of Celltech Capital Stock will receive cash in an amount equal to or greater than the value of one full share of CTIG Class A Common Stock determined as of the Effective Time.

         1.13 No Liability. None of Celltech, Merger Sub or the Exchange Agent shall be liable to any Person (as defined below) in respect of any Merger Consideration, any dividends or distributions with respect thereto or any cash in lieu of fractional shares of applicable Class A Common Stock, in each case delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. For purposes of this Agreement, "Person" shall mean any individual, corporation, partnership, limited liability company, association, trust, joint venture, unincorporated association or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof. If any Certificate shall not have been surrendered prior to six (6) months after the Effective Time (or immediately prior to such earlier date on which any Merger Consideration, any dividends or distributions payable to the holder of such Certificate or any cash payable in lieu of fractional shares of Class A Common Stock pursuant to this Article I, would otherwise escheat to or become the property of any Governmental Entity(as defined below)), any such Merger Consideration, dividends or distributions in respect thereof or such cash shall, to the extent permitted by applicable law, be delivered to CTIG, upon demand, and any holders of Celltech Common Stock who have not theretofore complied with the provisions of this Article I shall thereafter look only to CTIG for satisfaction of their claims for such Merger Consideration, dividends or distributions in respect thereof or such cash. For purposes of this Agreement, "Governmental Entity" shall mean any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including, but not limited to, any government authority, agency, department, board, commission or instrumentality of the United States, any State of the United States, or any political subdivision thereof, and any tribunal or arbitrator(s) of competent jurisdiction, and any self-regulatory organization.

         1.14 Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person (such affidavit to be in a form and substance satisfactory to CTIG and containing an appropriate indemnity against claims) claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such Person of a bond in such reasonable amount as the Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will deliver in exchange for such lost, stolen or destroyed Certificate the applicable Merger Consideration with respect to the shares of Celltech Capital Stock formerly represented thereby, any cash in lieu of fractional shares of Class A Common Stock, and unpaid dividends and distributions on shares of Class A Common Stock deliverable in respect thereof, pursuant to this Agreement.

         1.15 Stock Transfer Books. At the close of business, Eastern Standard Time, on the day the Effective Time occurs, the stock transfer books of Celltech shall be closed and there shall be no further registration of transfers of shares of Celltech Common Stock thereafter on the records of Celltech. From and after the Effective Time, the holders of Certificates shall cease to have any rights with respect to such shares of Celltech Common Stock formerly represented thereby, except as otherwise provided herein or by law.

         1.16 CTIG Dissenting Shares. Notwithstanding anything in this Agreement to the contrary and unless provided for by applicable law, holders of shares of CTIG Class A Common Stock that are issued and outstanding immediately prior to the Effective Time and that are owned by stockholders who have properly perfected their rights of appraisal within the meaning of Section 262 of the DGCL (the "CTIG Dissenting Shares") shall be entitled to payment of the fair value of such CTIG Dissenting Shares determined in accordance with Section 262 of the DGCL. If any such stockholder shall have failed to perfect or shall have effectively withdrawn or lost such right of appraisal, each such share of CTIG Class A Common Stock held by such stockholder shall thereupon be deemed to remain issued and outstanding and unchanged as a validly issued, fully paid and non- assessable share of capital stock of the Surviving Corporation. CTIG shall give Celltech prompt notice of CTIG's receipt of any notice or demand for appraisal or payment pursuant to Section 262 of the DGCL, withdrawals thereof and any other instruments served in connection therewith pursuant to the DGCL and received by CTIG.

         1.17 Escrowed Stock.

                  (a) The Escrowed Stock shall be delivered to Celltech Stockholders who received Merger Consideration at Closing only as follows:

                           (i) 50% of the Escrowed Stock will be subject to
                  release during the first Escrow Year (as defined below), 35% during the second Escrow Year and the final 15% during the third Escrow Year.

                           (ii) At the end of each Escrow Quarter (as defined
                  below) a fraction (the "Quarter Fraction") shall be determined, the numerator of which will be the actual gross revenue received from America One Communications, Inc. ("America One") minus that portion of such gross revenue attributed to postage ("America One Revenue") and the denominator of which will be $645,652. If the Quarter Fraction is 1 or greater than 1, then no later than 10 Business Days after the end of such Escrow Quarter, 25% of the Escrowed Stock that is subject to release pursuant to Section 1.17(a)(i) for the Escrow Year in which such Escrow Quarter occurs shall be released from escrow to the Celltech Stockholders. If the Quarter Fraction is less than 1, then no later than 10 Business Days after the end of such Escrow Quarter, said fraction shall be multiplied by 25% of the Escrowed Stock that is subject to release pursuant to Section 1.17(a)(i) for the Escrow Year in which such Escrow Quarter occurs, the product thereof shall be rounded to the nearest whole number, and that number of shares of the Escrowed Stock shall, no later than 10 Business Days after the end of such Escrow Quarter, be released from escrow to the Celltech Stockholders.

                           (iii) If at the end of the third Escrow Year the
                  proportion that all Escrowed Stock released from escrow pursuant to Section 1.17(a)(ii) bears to the total Escrowed Stock placed in escrow pursuant to Section 1.7(b)(ii) is less than the proportion that the aggregate America One Revenue produced during all three Escrow Years bears to $7,747,821, then no later then April 30, 2003 an additional number of shares of Escrowed Stock shall be released to the Celltech Stockholders in order to eliminate such difference up to a maximum of the total Escrowed Stock remaining in escrow; provided that CTIG shall not issue any shares of CTIG Class A Common Stock in excess of the number originally placed in escrow as Escrowed Stock, regardless of the amount of such aggregate America One Revenue.

                           (iv) Notwithstanding the foregoing, if at any time
                  prior to the end of the third Escrow Year, CTIG sells or licenses software to America One that replaces the software that has produced the gross revenue from America One referred to in Section 2.24, resulting in a reduction or elimination of America One Revenue, then within 10 Business Days after the end of the Escrow Quarter in which such reduction or elimination first occurs, any shares of Escrowed Stock then remaining in escrow shall be released to the Celltech Stockholders.

                  (b) All releases of Escrowed Stock from escrow to the Celltech Stockholders shall be made in the same proportions to Celltech Stockholders as the Closing Stock was distributed. No fractional shares or scrip representing shares of the Escrowed Stock shall be issued pursuant to this Section 1.17. If at any time during any Escrow Year, America One discontinues its relationship with the Surviving Corporation, then all Escrowed Stock then in escrow shall be returned to CTIG and cancelled, and no additional shares of CTIG Class A Common Stock shall be subject to issue to the Celltech Stockholders.

                  (c) For purposes of this Agreement, an "Escrow Year" shall mean each of the first three consecutive 12 calendar month periods commencing on March 1, 2000 and ending on February 28, 2003, and an "Escrow Quarter" shall mean each of the three consecutive calendar month periods within a respective Escrow Year.



         1.18 Special Meeting.

                  (a) If required by applicable law in order to consummate the Merger, CTIG, acting through its Board of Directors, shall, in accordance with applicable law and subject to the applicable provisions of this Agreement:

                           (i) duly call, give notice of, convene and hold a
                  special meeting (the "Special Meeting") of its stockholders as soon as practicable following the execution of this Agreement for the purpose of considering and taking action upon the Merger and this Agreement;

                           (ii) file with the Securities and Exchange Commission
                  (the "SEC") under the Securities Exchange Act of 1934 as amended (the "Exchange Act"), a Proxy Statement (as defined below) and use its best efforts to obtain and furnish the information required to be included by it in the Proxy Statement and, after consultation with Celltech, to respond promptly to any comments made by the SEC with respect to the Proxy Statement and any preliminary version thereof and cause the Proxy Statement to be mailed to its stockholders at the earliest practicable time following the execution of this Agreement;

                           (iii) include in the Proxy Statement the
                  recommendation of its Board of Directors that CTIG stockholders vote in favor of the approval of this Agreement and the Merger and use its best efforts to obtain the necessary approval of this Agreement and the Merger by its stockholders.


                  (b) As used in this Agreement, the term "Proxy Statement" means the letter to CTIG stockholders, notice of meeting, proxy statement and form of proxy, or the information statement, as the case may be, to be distributed to CTIG stockholders in connection with the Merger, including any schedules required to be filed with the SEC in connection therewith.

                                   ARTICLE II

                    REPRESENTATIONS AND WARRANTIES OF COMPANY

         Celltech and Principal Stockholder, jointly and severally, represent and warrant to CTIG and Merger Sub as follows:

         2.1 Organization. Celltech is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. It is duly qualified or licensed and in good standing to do business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except in such jurisdictions where the failure to be so duly qualified or licensed and in good standing would not, individually or in the aggregate, have a material adverse effect on the business, operations, assets, financial condition or results of operations of Celltech or on the ability of Celltech to consummate the transactions contemplated by this Agreement or perform its obligations hereunder (a "Material Adverse Effect"). Celltech has delivered to CTIG complete and correct copies of its certificate of incorporation and bylaws as currently in effect. It does not own any equity interests in any corporation, partnership, limited liability company or other entity.

         2.2 Capitalization. Celltech's authorized capital stock consists of 2,352.941 shares of Celltech Common Stock. Schedule 2.2 of the Celltech Disclosure Schedules delivered to CTIG and Merger Sub together with this Agreement (the "Celltech Disclosure Schedules") sets forth all stockholders of Celltech and the issued and outstanding shares of Celltech Common Stock issued to each stockholder. There are not now, and at the Effective Time there will not be, any existing options, warrants, calls, subscriptions, or other rights, agreements or commitments obligating Celltech to issue, transfer or sell any shares of capital stock of or any other securities convertible into or evidencing the right to subscribe for any such shares. All issued and outstanding shares of Celltech Common Stock are duly authorized and validly issued, fully paid, non-assessable and free of preemptive rights with respect thereto.

         2.3 Authority.

                  (a) Celltech has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized and approved by its Board of Directors, and no corporate proceedings are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Celltech, and it constitutes a legal, valid and binding agreement of Celltech, enforceable against Celltech in accordance with its terms.

                  (b) The provisions of Section 203 of the DGCL do not apply to the transactions contemplated by this Agreement.

         2.4      No Violations; Consents and Approvals.

                  (a) Neither the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby nor compliance by Celltech with any of the provisions hereof will (i) violate any provision of its certificate of incorporation or by-laws, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default, or give rise to any right of termination, cancellation or acceleration or any right which becomes effective upon the occurrence of a merger, consolidation or change in control, under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture or other instrument of indebtedness for money borrowed to which it is a party, or by which it or any of its properties is bound, or (iii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default, or except as set forth in Schedule 2.4 of the Celltech Disclosure Schedules give rise to any right of termination, cancellation or acceleration or any right which becomes effective upon the occurrence of a merger, consolidation or change in control, under, any of the terms, conditions or provisions of any license, franchise, permit or agreement to which it is a party, or by which it or any of its properties is bound, or (iv) violate any statute, rule, regulation, order or decree of any public body or authority by which it or any of its properties is bound, excluding from the foregoing clauses (iii) and
         (iv) violations, breaches, defaults or rights which, either individually or in the aggregate, would not have a Material Adverse Effect on Celltech or materially impair its ability to consummate the transactions contemplated hereby or for which it has received or, prior to the Closing Date, shall have received appropriate consents or waivers.

                  (b) No filing or registration with, notification to, or authorization, consent or approval of, any Governmental Entity is required by Celltech in connection with the execution and delivery of this Agreement or the consummation by it of the transactions contemplated hereby, except the filing of the Certificate of Merger with the Secretary of State of the State of Delaware.

         2.5 Financial Statements.

                  (a) Celltech has provided CTIG the following financial statements: (i) balance sheets as of December 31, 1998 and December 31, 1999 which have been reviewed by John Massanova, C.P.A., and (ii) statements of income for the years ended December 31, 1998 and December 31, 1999 which have been reviewed by John Massanova, C.P.A. As of their respective dates, the Financial Statements were prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto) and fairly presented its financial position as at the dates thereof and the results of its operations and statements of cash flows for the periods then ended (subject, in the case of unaudited statements, to the lack of footnotes thereto, to normal year-end audit adjustments and to any other adjustments described therein).

                  (b) As soon as practicable after the date hereof, Celltech shall provide CTIG the following financial statements (the "Financial Statements"): (i) balance sheets as of December 31, 1998 and December 31, 1999 audited by Arthur Andersen LLP, and (ii) statements of income for the years ended December 31, 1998 and December 31, 1999 audited by

          Arthur Andersen LLP. As of their respective dates, the Financial Statements will be prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto) and will fairly present Celltech's financial position as at the dates thereof and the results of its operations and statements of cash flows for the periods then ended. The December 31, 1999 audited balance sheet is referred to as the "Balance Sheet" and the date thereof as the "Balance Sheet Date."

                  (c) There are no liabilities or obligations of Celltech accrued, absolute, or contingent and whether due or to become due, other than liabilities and obligations (i) reflected, or adequately reserved against, in the Balance Sheet, (ii) arising in the ordinary course of business subsequent to the date of the Balance Sheet, or
         (iii) which, individually or in the aggregate, would not have a Material Adverse Effect.

         2.6 Absence of Certain Changes. Since the Balance Sheet Date, Celltech's business has been conducted in the ordinary course consistent with past practices and, except as disclosed in Schedule 2.6 to the Celltech Disclosure Schedules, there has not been:

                  (a) any change, event or development having, or that could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on Celltech;

                  (b) any amendments or changes in its Certificate of Incorporation or bylaws;

                  (c) any material damage to, destruction or loss of any of its assets (whether or not covered by insurance);

                  (d) any change by Celltech in its accounting methods, principles or practices;

                  (e) any revaluation by Celltech of any of its assets, including, without limitation, writing down the value of inventory or writing off notes or accounts receivable other than in the ordinary course of business;

                  (f) any sale of a material amount of assets of Celltech, except for the sale of inventory in the ordinary course of business;

                  (g) any declaration, setting aside or payment of any dividend or distribution in respect of any of its capital stock or any redemption, purchase or other acquisition of any of its securities;

                  (h) any entry by Celltech into any commitment or transaction material to it, including, without limitation, any long-term supply agreements or partnership, joint venture or other similar arrangements;

                  (i) any increase in or establishment of any bonus, insurance, severance, deferred compensation, pension, profit sharing, stock option (including without limitation, the granting of stock options, stock appreciation rights, performance awards, or restricted stock awards), stock purchase or other employee benefit plan, or any increase in the compensation payable to any officers or key employees of Celltech except in the ordinary course of business consistent with past practice;

                  (j) any issuance, delivery, or sale of, or authorization of the issuance, delivery or sale of, any share of capital stock or any options or rights with respect thereto, or modification or amendment of any right of any holder of outstanding shares of capital stock or options with respect thereto; or

                  (k) any incurring of (which shall be deemed to include entering into credit agreements, lines of credit or similar arrangements until borrowings are made under such arrangements) any indebtedness for borrowed money or guarantee of any such indebtedness other than in the ordinary course of business consistent with past practice.

         2.7 Legal Proceedings. Except as disclosed in Schedule 2.7 of the Celltech Disclosure Schedules there is no (a) claim, action, suit or proceeding pending or, to its best knowledge, threatened, against or relating to it or any of its assets before any court or Governmental Entity, or (b) outstanding judgment, order, writ, injunction or decree, or application, request or motion therefor, of any court or Governmental Entity in a proceeding to which Celltech is a party.

         2.8 Compliance with Laws and Agreements. Celltech is not (a) in violation of or noncompliance with any statute, law, ordinance, regulation, rule or order of any Governmental Entity, or any judgment, decree or order of any court, applicable to its business or operations or (b) in violation, breach or default (with or without due notice or lapse of time or both) under any of the terms, conditions or provisions of any agreement to which it is a party, or by which its properties are bound, except where any such violations or failures to comply or breaches or defaults would not, individually or in the aggregate, have a Material Adverse Effect. Celltech has all permits, licenses, authorizations and franchises from Governmental Entities required to conduct its business as now being conducted, except for such permits, licenses and franchises the absence of which would not, individually or in the aggregate, have a Material Adverse Effect.

         2.9 SEC Filing Information. If a Proxy Statement is required for the consummation of the Merger under applicable law, the information supplied or to be supplied by Celltech for inclusion in the Proxy Statement will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of circumstances under which they were made, not misleading.

         2.10 State Antitakeover Statutes. No "business combination," "moratorium," "control share" or other state antitakeover statute or regulation
(a) prohibits or restricts Celltech's ability to perform its obligations under this Agreement or its ability to consummate the transactions contemplated hereby, (b) would have the effect of invalidating or voiding this Agreement, or any material provision hereof, or (c) would subject CTIG or Merger Sub to any material impediment or condition in connection with the exercise of any of their respective rights under this Agreement or with respect to Celltech or the Surviving Corporation.

         2.11 Broker's Fees. Except for the engagement of PASCO Business Trust ("PASCO") by Celltech, neither Celltech, any of its directors or officers nor Principal Stockholder has employed any broker, finder or financial advisor or incurred any liability for any broker's fees, commissions, or financial advisory or finder's fees in connection with any of the transactions contemplated by this Agreement. The Celltech Stockholders hereby assign to PASCO, effective as of the Closing Date, their right to receive the Merger Cash, on a pro rata basis, to pay all fees and expenses due PASCO, to an amount not to exceed $262,599.


         2.12 Environmental Matters. Except as set forth in Schedule 2.12 of the Celltech Disclosure Schedules or as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (a) to Celltech's knowledge no real property or any part thereof currently or formerly owned or operated by Celltech is contaminated with any Hazardous Substance (as defined herein) to an extent or in a manner or condition which may reasonably be expected to require investigation or remediation under any Environmental Law (as defined herein), (b) no judicial or administrative action, suit or other proceeding is pending or to the knowledge of Celltech, threatened relating to or arising out of any Environmental Law, including, but not limited to, claims with respect to off-site disposal, off-site contamination, personal injury, property damage or natural resources damages, (c) Celltech has not received any claims, orders, citations, demands, requests for information or other notices alleging or concerning liability or assessing a penalty under any Environmental Law; and neither Celltech nor any of its operations is or has been in violation of or has any liability under an applicable Environmental Law and no condition or event has occurred with respect to Celltech that would constitute a violation of or create liability under such Environmental Law, whether accrued, contingent, absolute, determined, determinable or otherwise, except for any conditions or violations that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and (d) no expenditures by Celltech to maintain or achieve compliance with applicable Environmental Laws during the three (3) year period following the date hereof are anticipated except where such expenditures, individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect. "Environmental Law" means any applicable federal, state or local law, including common law, regulation, permit, license, certificate or other authorization, agreement, standard, directive, order, decree, judicial opinion or any other enforceable governmental authority requirement relating to noise, odor, Hazardous Substances, public and worker health and safety or the protection of the environment. "Hazardous Substance" means any toxic, hazardous or dangerous material, substance, chemical, waste, pollutant or contaminant, including, but not limited to petroleum and petroleum containing products, asbestos containing materials, PCBs and radioactive substances that is regulated by or under authority of any Environmental Law.

         2.13 Intellectual Property Rights.

                  (a) Celltech owns or has the right to use all Intellectual Property Rights (as defined below) necessary to the conduct of its business. Schedule 2.13 of the Celltech Disclosure Statement contains a list of all patents, trademarks, trade names, service marks, and registered copyrights and any application for the foregoing owned by Celltech. Celltech has clear and unencumbered title to the Intellectual Property Rights set forth in Schedule 2.13 of the Celltech Disclosure Schedules and such title has not been challenged (pending or, to its best knowledge, threatened) by others except for the encumbrances listed in Schedule 2.13 of the Celltech Disclosure Schedules. Schedule
         2.13 of the Celltech Disclosure Schedules also contains a list of invention disclosures for which applications for patent are in progress. No material rights or licenses to use the Intellectual Property Rights have been granted or acquired by Celltech except those listed in Schedule 2.13 of the Celltech Disclosure Schedules. Except as listed in Schedule 2.13 of the Celltech Disclosure Schedules, there have been no claims or assertions made or, to Celltech's best knowledge, threatened by others that Celltech does not own or have the right to use all Intellectual Property Rights or that Celltech has infringed or will infringe any Intellectual Property Rights of others and, to the knowledge of Celltech, there has been no such infringement by the Celltech. Except as listed in Schedule 2.13 of the Celltech Disclosure Schedules, Celltech has no knowledge of any infringement of Intellectual Property Rights of Celltech by others. All such registered patents, trademarks, service marks, and copyrights owned by Celltech are in good standing, and are recorded in the name of Celltech. True and complete copies of all material listed in Schedule 2.13 of the Celltech Disclosure Statement have been delivered to CTIG.

                  (b) Except as set forth in Schedule 2.13 of the Celltech Disclosure Schedules, none of the processes, techniques and formulae, research and development results and other know-how relating to the business of Celltech, the value of which to Celltech is contingent upon maintenance of the confidentiality thereof has been disclosed by Celltech or any affiliate to any third party other than third parties who are bound to hold such information in confidence pursuant to confidentiality agreements or by operation of law, other than any such disclosure which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

                  (c) "Intellectual Property Rights" shall mean and include rights relating to patents, trademarks, service marks, trade names, copyrights, mask works, inventions, processes, trade secrets, know-how, confidentiality agreements, consulting agreements, software and documentation.

         2.14 Taxes. Except as set forth in Schedule 2.14 of the Celltech Disclosure Schedules (a) Celltech has prepared and timely filed or will timely file with the appropriate governmental agencies all franchise, income and all other Tax (as defined below) returns and reports (Tax returns and reports are hereinafter collectively referred to as "Tax Returns") required to be filed for any period on or before the Effective Time, taking into account any extension of time to file granted to or obtained on behalf of the Celltech (Schedules for which the past three fiscal years have been delivered to CTIG to be followed by delivery of returns to CTIG as requested) ; (b) all Taxes of Celltech due (whether or not reported) in respect of the pre-Merger period have been paid in full to the proper authorities or fully accrued, other than such Taxes as are being contested in good faith by appropriate proceedings and are adequately reserved for in accordance with GAAP; (c) all deficiencies resulting from Tax examinations of federal, state and foreign income, sales and franchise and all other Tax Returns filed by the Celltech have either been paid or adequately reserved for in accordance with GAAP; (d) no deficiency has been asserted or assessed against Celltech and is pending, and no examination of Celltech is pending or, to Celltech's best knowledge, threatened for any amount of Tax by any taxing authority (with respect to any such action, Schedule 2.14 of the Disclosure Statement sets forth the periods at issue and the category of Tax, and the examining authority's and any corresponding revenue agents' reports relating to the issue have been delivered to CTIG); (e) no extension of the period for assessment or collection of any Tax is currently in effect and no extension of time within which to file any Tax Return has been requested, which Tax Return has not since been filed; (f) no Tax liens have been filed with respect to any Taxes; (g) Celltech has made timely payments of the Taxes required to be deducted and withheld from the wages paid to its employees; and (h) Celltech is not obligated to make any payments that would constitute excess parachute payments within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code.")

         "Tax" or "Taxes" shall mean all federal, state, local and foreign taxes, duties, levies, charges and assessments of any nature, including social security payments and deductibles relating to wages, salaries and benefits and payments to sub-contractors (to the extent required under applicable Tax law), and also including all interest, penalties and additions imposed with respect to such amounts.

         2.15 Employee Benefit Plans.

                  (a) Schedule 2.15 of the Celltech Disclosure Schedules identifies each employment, severance or similar contract or arrangement (whether or not written) or any plan, policy, fund, program or contract or arrangement (whether or not written) providing for compensation, bonus, profit-sharing, stock option, or other stock related rights or other forms of incentive or deferred compensation, vacation benefits, insurance coverage (including any self- insured arrangements), health or medical benefits, disability benefits, workers' compensation, supplemental unemployment benefits, severance benefits and post-employment or retirement benefits (including compensation, pension, health, medical or life insurance or other benefits) that (i) has been entered into, maintained, administered or contributed to, as the case may be, by Celltech and (ii) covers any employee or former employee (each, an "Employee Plan").

                  (b) Celltech has furnished or made available to CTIG copies of the Employee Plans (and, if applicable, related trust agreements) and all amendments thereto and written interpretations thereof, together with the most recent annual report (Form 5500 including, if applicable, Schedule B thereto) and the most recent actuarial valuation report prepared in connection with any Employee Plan.

                  (c) Each Employee Plan that is intended to be qualified under
         Section 401(a) of the Code has been determined by the Internal Revenue Service to be qualified under Section 401(a) of the Code and each trust related thereto has been determined to be exempt from tax pursuant to
         Section 501(a) of the Code, and Celltech is not aware of any event that has occurred since the date of such determinations that would adversely affect such qualification or tax exempt status. Celltech has provided
         CTIG with the most recent determination letter of the Internal Revenue Service relating to each such Employee Plan. Each Employee Plan has been maintained in compliance in all material respects with its terms and with the requirements prescribed by any and all applicable statutes, orders, rules and regulations, including but not limited to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code.

                  (d) No Employee Plan is a multi-employer plan as defined in
         Section 3(37) of ERISA or is a plan subject to Title IV of ERISA.

                  (e) Celltech does not have any current or projected liability in respect of post-employment or post-retirement health or medical or life insurance benefits for retired, former or current employees of Celltech, except as required to avoid excise tax under Section 4980B of the Code.

                  (f) Except as set forth in Schedule 2.15 of the Celltech Disclosure Schedules, there has been no amendment to, written interpretation of or announcement (whether or not written) by Celltech relating to, or change in employee participation or coverage under, any Employee Plan that would increase materially the expense of maintaining such Employee Plan above the level of the expense incurred in respect thereof for the most recent fiscal year ended prior to the date hereof.

                  (g) Other than as described in Schedule 2.15 of the Celltech Disclosure Schedules, no employee or former employee of Celltech will become entitled to any bonus, retirement, severance, job security or similar benefit or an enhancement of such benefit (including acceleration of vesting or exercise of an incentive award) under any Employee Plan as a result of the transactions contemplated hereby.

         2.16 Insurance. Schedule 2.16 to the Celltech Disclosure Schedules is an accurate and complete list and description of all insurance policies currently owned or maintained by Celltech (excluding insurance policies that constitute Employee Benefit Plans) in connection with or for the benefit of its business and all liability and errors and omissions insurance policies owned or maintained by it or any of its predecessors at any time during the five years prior to the date of this Agreement. Except as described in Schedule 2.16, all such insurance policies are or were on an "occurrence" rather than a "claims made" basis. Celltech has not received notice of cancellation with respect to any such current insurance policy, and there is no basis for the insurer thereunder to terminate any such current insurance policy. Each such insurance policy is or was in full force and effect during the period(s) of coverage indicated on Schedule 2.16. Except as described on Schedule 2.16, there are no claims that are pending under any of the Insurance Policies described on
Schedule 2.16.

         2.17 Contracts.

                  (a) Schedule 2.17 is an accurate and complete list of all of the following types of Contracts to which Celltech is a party or by which Celltech is bound (collectively, the "Contracts"), grouped into the following categories and, where applicable, subdivided by product line: (a) each customer Contract; (b) each supplier Contract, each Contract for the purchase, lease or maintenance of computer equipment and other equipment and each Contract for the purchase, license, lease or maintenance of software under which Celltech is the purchaser, licensee, lessee or user; (c) Contracts for the purchase or lease of real property or otherwise concerning real property owned or used by Celltech including a description of the real property; (d) loan agreements, mortgages, notes, guarantees and other financing Contracts;
         (e) employment, consulting and sales representative Contracts other than those for "at will" employment; (f) Contracts under which any rights in or ownership of Celltech's business, any predecessor thereof, or any part of the customer base or business of Celltech's business was acquired; and (g) other Contracts (excluding Contracts which constitute insurance policies listed on Schedule 2.16, this Agreement and all other Contracts entered into between Celltech and CTIG, or among Celltech, CTIG and other parties in connection herewith). A description of each oral Contract is included on Schedule 2.17, and copies of each written Contract have been delivered to CTIG. Except as described in
         Schedule 2.17, with respect to each of the Contracts, neither Celltech nor, to the knowledge of Celltech, any other party thereto, is in breach, default or violation of any term, condition or provision of any Contract, except for any breaches, defaults or violations that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as described in Schedule 2.17, Celltech has not given or received any notice of default or notice of termination with respect to any Contract.

                  (b) Each Contract is a valid, binding and enforceable obligation of Celltech and, to the knowledge of Celltech, of each party thereto, and is in full force and effect, except where the failure to be valid, binding and enforceable and in full force and effect would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither Celltech nor, to the knowledge of Celltech, any party thereto, is in breach, default or violation of any term, condition or provision of any Contract, except for any breaches, defaults or violations that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

         2.18     Properties.

                  (a) Schedule 2.18 to the Celltech Disclosure Schedules sets forth all tangible personal property owned by Celltech and all real property owned or leased by Celltech, as of the date of this Agreement. Except as set forth in Schedule 2.18, Celltech has good and marketable title, or valid leasehold rights in the case of leased property, to all real property and all personal property purported to be owned or leased by it, free and clear of all liens, security interests, claims, encumbrances and charges, excluding (i) liens for fees, taxes, levies, imposts, duties or governmental charges of any kind which are not yet delinquent or are being contested in good faith by appropriate proceedings which suspend the collection thereof, (ii) liens for mechanics, materialmen, laborers, employees, suppliers or other liens arising by operation of law for sums which are not yet delinquent or are being contested in good faith by appropriate proceedings, and (iii) purchase money liens on office, computer and related equipment and supplies incurred in the ordinary course of business. All buildings, and all fixtures, equipment and other property and assets held under leases or sub-leases by Celltech are held under valid instruments enforceable in accordance with their respective terms, except to the extent that certain leases for equipment set forth on Schedule 2.18 to the Celltech Disclosure Schedule prohibit an assignment, merger or change of control of Celltech, and the violation of which prohibition or loss of such lease, alone or in the aggregate, would not have a Material Adverse Effect on Celltech or the Surviving Corporation . The tangible personal property of Celltech has no material defects and is in good operating condition and repair (ordinary wear and tear excepted) and is adequate for its current uses. None of such tangible personal property is in need of maintenance or repairs except for ordinary routine maintenance and repairs that are not material in nature or cost.

                  (b) Except as set forth on Schedule 2.18, consummation of the Merger will not result in any breach of or constitute a default (or an event with which notice or lapse of time or both would constitute a default) under, or give to others any rights of termination or cancellation or, or require the consent of others under, any lease in which Celltech is a lessee.

         2.19 Employees and Independent Contractors. Schedule 2.19 to the Celltech Disclosure Schedules is a list of all of Celltech's employees and (a) their titles or responsibilities; (b) their current salaries or wages; (c) their last compensation changes and the dates on which such changes were made; (d) any specific bonus, commission or incentive plans or agreements for or with them; and (e) any outstanding loans or advances made to them. Celltech has delivered to CTIG an accurate and complete list of all bonuses, commissions and incentives paid to the employees listed on Schedule 2.19 at any time during the past twelve months. Schedule 2.19 includes a list of all sales representatives and independent contractors engaged in Celltech's business, their payment arrangements, and a brief description of their jobs or projects currently in progress. Celltech is in full compliance with all applicable statutes, laws, ordinances, rules and regulations of any Governmental Entity respecting employment practices. Celltech has never been a party to or bound by any union or collective bargaining contract, nor is any such contract currently in effect or being negotiated by or on behalf of Celltech. Celltech has not experienced any labor problem that was or is material to its business. Celltech's relations with its employees are currently on a good and normal basis, and no employee of Celltech has indicated an intention to terminate his or her employment. Celltech does not have any knowledge or belief that the transactions contemplated by this Agreement will adversely affect relations with Celltech's employees.

         2.20 Year 2000. Celltech has put into effect practices and programs which Celltech believes will enable all material software, hardware and equipment (including microprocessors) that are owned or utilized by Celltech in the operations of its business to be capable of accounting for all calculations using a century and date sensitive algorithm for the year 2000 and the fact that the year 2000 is a leap year and to otherwise continue to function without any interruption caused by the occurrence of the year 2000.

         2.21 Certain Interests. Except as set forth in Schedule 2.21 of the Celltech Disclosure Schedules, none of Celltech, or any of its officers, directors, or affiliates or Principal Stockholder, has (a) any direct or indirect interest (other than the ownership of less than 1% of the outstanding securities of a publicly held company) in any corporation or business that is involved in or competes with Celltech, or (b) any direct or indirect interest in any property or assets used by, or relating to, Celltech or its business, except for the ownership of Celltech's capital stock.

         2.22 Customers and Suppliers. Schedule 2.22 of the Celltech Disclosure Schedules sets forth a list of Celltech's ten largest customers and ten largest suppliers in terms of sales and purchases, respectively, during the fiscal year ended December 31, 1999, showing the approximate total of sales by Celltech to each such customer and the approximate total purchases by Celltech from each such supplier during such year. Except as set forth on Schedule 2.22 of the Celltech Disclosure Schedules, no material adverse change has occurred in the business relationship or contracts of Celltech with any such customer or any such supplier and, to Celltech's knowledge, no facts exist and no events have occurred that could reasonably be expected to result in a material adverse change to any such relationship.

         2.23 Accounts Receivable. Schedule 2.23 of the Celltech Disclosure Schedules sets forth a true and complete list of all accounts receivable of Celltech as of the date hereof and the aging thereof. All accounts receivable of Celltech reflected on such Schedule or subsequently created through the Effective Time (the "Accounts Receivable"), represent sales actually made or services actually performed in the ordinary course of business and are current and either have been collected in full or will be collectable in full without any setoff. Notwithstanding the foregoing, no representation or warranty is made with respect to the ability to collect an account receivable of Ameritel Communications in the amount of $406,999.09.

         2.24 America One Revenue. The gross revenue received by Celltech from America One from March 1, 1999 to February 29, 2000 was $3,758,691, with $1,176,084 of such revenue attributed to postage.

         2.25 Reorganization Treatment. Except as required by this Agreement, Celltech has not taken or agreed to take, and does not intend to take, any action that would cause the Merger to fail to qualify as a reorganization within the meaning of Section 368 of the Code.

         2.26 Disclosure. No representation or warranty by Celltech or Principal Stockholder and no statement or information relating to Celltech contained herein, or in any certificate furnished by or on behalf of Celltech to CTIG or Merger Sub in connection herewith, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

                                   ARTICLE III

             REPRESENTATIONS AND WARRANTIES OF CELLTECH STOCKHOLDERS

         Each Celltech Stockholder severally makes the following representations, warranties and agreements to and with CTIG and Merger Sub:

         2A.1 Ownership of Celltech Common Stock. He or she owns the number of shares of Celltech Common Stock set forth under his or her name on the signature page to this Agreement. He or she has good, marketable and unencumbered title to such shares, free and clear of all liens, security interests, pledges, claims, encumbrances, options and rights of others. There are no restrictions on his or her right to transfer such shares pursuant to this Agreement. No transfer of record ownership of, or beneficial interest in, any of such shares will be made between the date hereof and the Effective Time.

         2A.2 Agreement Not in Breach of Other Instruments Affecting Celltech Stockholders. The execution and delivery of this Agreement, the consummation of the transactions provided for herein, and the fulfillment of the terms hereof by the Celltech Stockholder, will not result in the breach of any of the terms and provisions of, or constitute a default under, or conflict with, any agreement or other instrument by which he or she is bound, any judgment, decree, order, or award of any court, Governmental Entity, or arbitrator, or any applicable law, rule or regulation.

         2A.3 Valid and Binding Agreement. This Agreement constitutes the valid and binding obligation of the Celltech Stockholder, and is enforceable against him or her in accordance with its terms.

         2A.4 No Claims Against Celltech. The Celltech Stockholder, as of the date of this Agreement, has no claims, no intent to assert any claims and no basis to make any claims, against Celltech, for any reason.

         2A.5 Further Assurances. The Celltech Stockholder will take such actions, and shall execute such additional documents, as shall be necessary or appropriate, to effectuate the Merger and the transactions contemplated by this Agreement.

         2A.6 Shareholder Meeting. The Celltech Stockholder agrees to vote all of his or her shares of Celltech Common Stock in favor of the Merger and this Agreement at any meeting called for the authorization and approval thereof, or to execute any consents in writing in lieu of such meeting.

         2A.7 Reorganization Treatment. Except as required by this Agreement, the Celltech Stockholder has not taken or agreed to take, and does not intend to take, any action that would cause the Merger to fail to qualify as a reorganization within the meaning of Section 368 of the Code.

                                   ARTICLE III

              REPRESENTATIONS AND WARRANTIES OF CTIG AND MERGER SUB

         CTIG and Merger Sub hereby jointly and severally represent and warrant to Celltech and the Celltech Stockholders as follows:

         3.1 Organization. Each is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and each has all requisite corporate power and authority to own, lease and operate its respective properties and to carry on its respective businesses as now being conducted. Each is duly qualified or licensed and in good standing to do business in each jurisdiction in which the property owned, licensed or operated by it or the nature of the business conducted by it makes such qualification necessary, except where failure to be so duly certified or licensed and in good standing would not, individually and or in the aggregate, have a Material Adverse Effect.

         3.2 Authority. Each has full corporate power and authority to execute and deliver this Agreement and, subject to approval of CTIG's stockholders, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized and approved by their respective Boards of Directors and by CTIG as the sole stockholder of Merger Sub, and no other corporate proceedings are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by CTIG and Merger Sub and, it constitutes a legal, valid and binding agreement of CTIG and Merger Sub, enforceable against each of them in accordance with its terms.

         3.3 No Violations; Consents and Approvals.

                  (a) Neither the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby nor compliance by CTIG and Merger Sub with any of the provisions hereof will violate any provision of their respective certificates of incorporation or by-laws.

                  (b) No filing or registration with, notification to, or authorization, consent or approval of, any Governmental Entity is required by CTIG or Merger Sub in connection with the execution and delivery of this Agreement or the consummation by either of the transactions contemplated hereby, except (i) in connection, or in compliance, with the provisions of the Exchange Act, (ii) the Proxy Statement, if required (iii) the Form S-4 (as defined in Section 4.5),
         (iv) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, (v) such consents, approvals, orders, authorizations, notifications, approvals, registrations, declarations and filings as may be required under the corporation, takeover or blue sky laws of various states and (vi) such other consents, orders, authorizations, registrations, declarations and filings not obtained prior to the Effective Time the failure of which to be obtained or made would not, individually or in the aggregate, materially impair the ability of CTIG or Merger Sub to perform their respective obligations hereunder or prevent the consummation of any of the transactions contemplated hereby or for which they have received or, prior to the Closing Date shall have received, appropriate consents or warranties.

         3.4 Legal Proceedings. There is no (a) claim, action, suit or proceeding pending or, to CTIG's best knowledge, threatened, against or relating to it or any of its subsidiaries or any of their respective assets before any court or Governmental Entity or (b) outstanding judgment, order, writ, injunction or decree, or application, request or motion therefor, of any court or arbitration tribunal or Governmental Entity in a proceeding to which CTIG or any of its subsidiaries is a party, except any such claim, action, suit or proceeding or judgment, order, writ, injunction, decree, application, request or motion which would not, individually or in the aggregate, materially impair the ability of CTIG or Merger Sub to perform their respective obligations hereunder or prevent the consummation of any of the transactions contemplated hereby.

         3.5 Proxy Statement. If a Proxy Statement is required for consummation of the Merger under applicable law, none of the information to be supplied by CTIG or Merger Sub for inclusion or incorporation by reference in such Proxy Statement at the time of its mailing to its stockholders and at the time of the Special Meeting, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

         3.6 Broker's Fees. Neither CTIG nor Merger Sub or any of their respective directors or officers has employed any broker, finder or financial advisor or incurred any liability for any broker's fees, commissions, or financial advisory or finder's fees in connection with any of the transactions contemplated by this Agreement.

         3.7 Capitalization of Merger Sub. The authorized capital stock of Merger Sub consists of 1,000 shares of its common stock, $.01 par value per share. 500 such shares are outstanding and owned beneficially and of record by CTIG. All such outstanding shares were duly authorized and validly issued and are fully paid and nonassessable. There are no outstanding options, warrants or other rights to acquire any capital stock of Merger Sub.

         3.8 CTIG Disclosures. (a) CTIG has made available to the Celltech Stockholders the following documents:

                  (a) CTIG's Annual Report on Form 10-K for the fiscal year ended March 31, 1999

                  (b) CTIG 's Proxy Statement for its 1999 annual meeting of stockholders;

                  (c) CTIG's Current Report on Form 8-K dated February 22, 2000; and

                  (d) CTIG's Form 10-Q for the quarterly period ended December 31, 1999.

         CTIG will provide the Celltech Stockholders with a copy of the Prospectus (as defined in Section 4.5) at the same time it is provided to stockholders of Centillion Data System, Inc.

         Since December 31, 1999, CTIG has filed with the SEC all forms, reports and documents required to be filed by it pursuant to the federal securities laws and the rules and regulations promulgated by the SEC thereunder, and each such form, report and document complied in all material respects with the applicable substantive requirements of the Securities Act and the Exchange Act as in effect at the time of the filing of such form, report or document.

         3.9 Merger Stock. The Merger Stock (i) prior to Closing will be duly authorized, (ii) upon issuance, delivery and payment therefor in the manner described herein, will be validly issued, fully paid and nonassessable, (iii) prior to Closing will be registered under the Securities Act as set forth in
Section 4.5 and upon issuance will not be listed and will be traded in the over the counter market, (iv) will conform to the description thereof contained in the Form S-4, (v) will be evidenced by certificates bearing no restrictive legends relating to the securities laws, and (vi) subject to the foregoing, the escrow of the Escrowed Stock and any restrictions on Principal Stockholder as the result of any "affiliate" status under the securities laws, may be resold by the holders thereof without further registration under the Securities Act, except to the extent set forth in Section 4.5.

         3.10 Reorganization Treatment. Except as required by this Agreement, neither CTIG nor Merger Sub has taken, agreed to take, or intends to take any action that would cause the Merger to fail to qualify as a reorganization within the meaning of Section 368 of the Code.

                                   ARTICLE IV

                                    COVENANTS

         4.1 Conduct of Business of Celltech. Except as contemplated by this Agreement or as expressly agreed to in writing by CTIG, during the period from the date of this Agreement to the Effective Time, Celltech will conduct its operations according to its ordinary course of business consistent with past practice, and will use all commercially reasonable efforts to preserve intact its business organization, to keep available the services of its officers and employees and to maintain satisfactory relationships with suppliers, distributors, customers and others having business relationships with it and will take no action which would materially adversely affect the ability of the parties to consummate the transactions contemplated by this Agreement. Without limiting the generality of the foregoing, and except as otherwise expressly provided in this Agreement, prior to the Effective Time, Celltech will not, without the prior written consent of CTIG:

                  (a) amend its certificate of incorporation or by-laws;

                  (b) authorize for issuance, issue, sell, deliver, grant any options for, or otherwise agree or commit to issue, sell or deliver any shares of any class of its capital stock or any securities convertible into shares of any class of its capital stock;

                  (c) split, combine or reclassify any shares of its capital stock, declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock or purchase, redeem or otherwise acquire any shares of its capital stock;

                  (d) (i) create, incur, assume, maintain or permit to exist any long-term debt or any short-term debt for borrowed money other than under existing lines of credit or replacements thereof, or the negotiation of a capital lease or buy-out agreement with Pitney Bowes at the expiration of the current lease for a mail-inserter machine (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any Person, or (iii) make any loans, advances or capital contributions to, or investments in, any Person;

                  (e) except as otherwise expressly contemplated by this Agreement or as set forth in Schedule 4.1 of the Celltech Disclosure Statement, (i) increase in any manner the compensation of any of its directors, officers or other employees (other than regularly scheduled raises for employees other than Principal Stockholder), or pay any bonuses to any director or officer or to Principal Stockholder; (ii) pay or agree to pay any pension, retirement allowance or other employee benefit not required, or enter into or agree to enter into any agreement or arrangement with such director, officer or employee, whether past or present, relating to any such pension, retirement allowance or other employee benefit except as required under currently existing agreements, plans or arrangements; (iii) grant any severance or termination pay to, or enter into any employment or severance agreement with, any of its directors, officers or other employees; or
         (iv) except as may be required to comply with applicable law, become obligated under any new pension plan, welfare plan, multi-employer plan, employee benefit plan, benefit arrangement, or similar plan or arrangement, which was not in existence on the date hereof, including any bonus, incentive, deferred compensation, stock purchase, stock option, stock appreciation right, group insurance, severance pay, retirement or other benefit plan, agreement or arrangement, or employment or consulting agreement with or for the benefit of any Person, or amend any of such plans or any of such agreements in existence on the date hereof;

                  (f) except as otherwise expressly contemplated by this Agreement, enter into any material agreements, commitments or contracts, except agreements, commitments or contracts for the purchase, sale or lease of goods or services in the ordinary course of business, consistent with past practices; provided that Celltech shall not enter into any agreement, commitment or contract that requires payments by Celltech in excess of $50,000 without the prior written consent of CTIG, which shall not be unreasonably withheld;

                  (g) authorize, recommend, propose or announce an intention to authorize, recommend or propose, or enter into, any agreement in principle or any agreement with respect to any plan of liquidation or dissolution, any sale, transfer, lease, license, pledge, mortgage, or other disposition or encumbrance of a material amount of assets or securities or any change in its capitalization, or any entry into a material contract or any amendment or modification of any material contract or any release or relinquishment of any material contract rights;

                  (h) acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial equity interest in or all or a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or enter into any new material line of business outside its existing core businesses;

                  (i) knowingly undertake any act, or suffer to exist any condition, causing any insurance policy naming it as a beneficiary or a loss payee to be canceled or terminated;

                  (j) take any action that would, or could reasonably be expected to, result in (i) any of the conditions to the Merger set forth in Article V and VI not being satisfied or (ii) a material delay in the satisfaction of such conditions;

                  (k) make any material change in its methods of accounting in effect at the Balance Sheet Date, except as required by changes in GAAP as concurred in by its independent auditors, or change its fiscal year;

                  (l) take any action that would cause the representations and warranties set forth in Article II to no longer be true and correct;

                  (m) commit to any capital expenditures, other than those incurred or committed in the ordinary course of business and which are not in excess of $15,000, individually or $50,000 in the aggregate; or

                  (n) agree to do or authorize any of the foregoing.

         4.2 No Solicitation by Celltech. Celltech and Principal Stockholder, jointly and severally, represent and warrant to, and covenant and agree with, CTIG and Merger Sub that Celltech does not have any agreement, arrangement or understanding with any other potential acquiror. Celltech and each Celltech Stockholder agrees that from and after the date hereof and until the earlier of the consummation of the Merger or the termination of this Agreement, they shall, and Celltech and Principal Stockholder shall cause Celltech's officers, directors, advisors, investment bankers, agents and attorneys to (a) not solicit (or authorize any Person to solicit), directly or indirectly, any inquiries, proposals or offers from any Person relating to any acquisition or purchase of all or substantially all the assets of, or any equity interest in, or any merger, consolidation or business combination with Celltech (the foregoing being referred to as an "Acquisition Transaction"), (b) not enter into any agreement with respect to any Acquisition Transaction, and (c) not elicit any discussions of, participate in any negotiations regarding, cooperate with, facilitate or encourage an Acquisition Transaction or furnish to any other Person any information concerning Celltech in connection therewith. Celltech shall immediately notify CTIG if any unsolicited proposal or offer with respect to an Acquisition Transaction is received by Celltech and communicate to CTIG the terms of any such proposal or offer.

         4.3 Access to Information.

                  (a) From the date of this Agreement until the Effective Time, Celltech will continue to give CTIG and its authorized representatives (including counsel, consultants, financial advisors, accountants and auditors) reasonable access during normal business hours to all of its facilities, personnel and operations and to all of its books and records, will continue to permit CTIG to make such inspections as it may reasonably require and will continue to cause its officers to furnish CTIG with such financial and operating data and other information with respect to its business and properties as CTIG may from time to time reasonably request.

                  (b) Each of the parties will hold, and CTIG, Merger Sub and Celltech will cause all of their respective employees and representatives to hold, in strict confidence all documents and information furnished to the other in connection with the transactions contemplated by this Agreement.

         4.4      CTIG Proxy Statement and Special Meeting.

                  (a) If required by applicable law, CTIG shall file the Proxy Statement with the SEC as soon as practicable after the execution of this Agreement. Celltech shall promptly furnish to CTIG all information, and take such other actions, as may reasonably be requested by CTIG in connection with the Proxy Statement. The Proxy Statement shall state that the Board of Directors of CTIG has, subject to the applicable provisions of this Agreement, (i) approved the Merger and (ii) determined that the Merger is fair and in the best interest of the stockholders of CTIG.

                  (b) CTIG agrees that the Proxy Statement and each amendment or supplement thereto, at the time of mailing thereof and at the time of the Special Meeting, will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing shall not apply to the extent that any such untrue statement of a material fact or omission to state a material fact was made by CTIG in reliance upon and in conformity with information concerning Celltech to be furnished by it for use in the Proxy Statement. Celltech agrees that none of the information to be furnished in writing to CTIG for use in the Proxy Statement and each amendment or supplement thereto, at the time of mailing thereof and at the time of the Special Meeting, will include any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If at any time prior to the Effective Time any event shall occur which is required to be described in the Proxy Statement, the party that becomes aware of such event shall immediately notify the other parties and such event shall be so described, and an amendment or supplement shall be promptly filed with the SEC and, as required by law, disseminated to the stockholders of CTIG. CTIG will advise Celltech promptly after it receives notice thereof, of any comments by the SEC on the Proxy Statement and the responses thereto and of any requests by the SEC for additional information.

                  (c) If required by applicable law, CTIG shall call the Special Meeting, to be held as promptly as practicable in accordance with applicable law for the purpose of voting upon the adoption of this Agreement and the approval of the Merger.

         4.5 Preparation of Form S-4; Stockholders Meeting. As promptly as practicable following the date hereof, CTIG shall prepare and file with the SEC a Registration Statement on Form S-4 with respect to the issuance of the Closing Stock (the "Form S-4") in which a Proxy Statement (which may be a Proxy Statement/Prospectus if the Special Meeting and Proxy Statement is required by applicable law) will be included (the "Prospectus"). The Form S-4 shall also register the Escrowed Stock on a "shelf" basis to be valid until the first of the following to occur: (a) April 30, 2003, (b) the release to the Celltech Stockholders and/or return to CTIG of all Escrowed Stock pursuant to Section 1.17, or (c) the longest period allowed by law, regulation or the SEC. The Form S-4 and Prospectus shall comply as to form in all material respects with the applicable provisions of the Securities Act and the Exchange Act. CTIG shall use all reasonable efforts to have the Form S-4 declared effective under the Securities Act as promptly as practicable after filing with the SEC and to keep the Form S-4 effective as long as is necessary to consummate the Merger. The parties shall promptly provide copies to and consult with each other and prepare written responses with respect to any written comments received from the SEC with respect to the Form S-4 and the Prospectus and promptly advise the other party of any oral comments received from the SEC. CTIG agrees that none of the information supplied or to be supplied by CTIG for inclusion or incorporation by reference in the Prospectus and each amendment or supplement thereto, at the time of mailing thereof and at the time of the Special Meeting, will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Celltech agrees that none of the information supplied or to be supplied by Celltech for inclusion or incorporation by reference in the Prospectus and each amendment or supplement thereto, at the time of mailing thereof and at the time of the Special Meeting will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. CTIG agrees that upon release of any of the Escrowed Stock to the Celltech Stockholders pursuant to Section 1.17 (i) CTIG shall file, from time to time, as applicable, such supplemental prospectus for each such "shelf takedown" as may be required by the SEC in respect thereof, and otherwise comply in all material respects with the applicable provisions of the Securities Act and the Exchange Act, and (ii) such released shares will be evidenced by certificates bearing no restrictive legends relating to the securities laws, and, subject to any restrictions on Principal Stockholder as the result of any "affiliate" status under the securities laws, may be resold by the holders thereof without further registration under the Securities Act.

         4.6 Reasonable Best Efforts; Other Actions. Subject to the terms and conditions of this Agreement and applicable law, the parties shall use all commercially reasonable best efforts promptly to take, or cause to be taken, all other actions and do, or cause to be done, consistent with the fiduciary obligations of the respective Board of Directors, all other things necessary, proper or appropriate under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including, without limitation, (a) the obtaining of all necessary consents, approvals or waivers from third parties that are required in connection with the Merger, and (b) the lifting of any legal bar to the Merger.

         4.7 Public Announcements. Before issuing any press release or otherwise making any public statements with respect to transactions contemplated by this Agreement, CTIG and Celltech will consult with each other as to its form and substance and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by law.

         4.8 Notification of Certain Matters. Each of Celltech and CTIG shall give prompt notice to the other of (a) any notice of, or other communication relating to, a default or event which, with notice or lapse of time or both, would become a default, received by it subsequent to the date of this Agreement and prior to the Effective Time, under any contract material to the financial condition, properties, businesses or results of operations of Celltech or to which Celltech is a party or is subject, (b) any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement, (c) the occurrence or non-occurrence of any fact or event which would be reasonably likely (i) to cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date hereof to the Effective Time or (ii) to cause any material covenant, condition or agreement hereunder not to be complied with or satisfied in all material respects and (d) any failure of CTIG or Celltech, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder in any material respect; provided, however, that no such notification shall affect the representations or warranties of any party or the conditions to the obligations of any party hereunder.

         4.9 Expenses. Except as set forth in Section 2.11, the parties shall bear their respective expenses incurred in connection with the transactions contemplated by this Agreement, including, without limitation, the preparation, execution and performance of this Agreement and the transactions contemplated hereby, and all fees and expenses of their respective investment bankers, finders, brokers, agents, representatives, counsel and accountants; provided that CTIG shall reimburse Celltech for fees it pays to Arthur Andersen LLP to prepare the Financial Statements unless CTIG terminates this Agreement pursuant to Section 8.2.

         4.10 Line of Credit. As soon as practicable after the Effective Time, the Surviving Corporation will exert reasonable commercial efforts to cause Southwest Bank of Texas N.A. to remove Principal Stockholder as a guarantor of that certain revolving line of credit promissory note, dated August 26, 1999, in the original principal amount of $400,000, executed by Celltech, and payable to the order of Southwest Bank of Texas N.A. If Surviving Corporation is unable to remove Principal Stockholder as a guarantor, it will terminate the foregoing line of credit facility.

                                    ARTICLE V

                  CONDITIONS TO THE OBLIGATIONS OF THE PARTIES

         The respective obligations of each party to effect the transactions contemplated by this Agreement shall be subject to the fulfillment at or prior to the Closing of each of the following conditions, any all of which may be waived in whole or in part by CTIG or Celltech, as the case may be, to the extent permitted by applicable law:

         5.1 Stockholder Approval. If required by applicable law, the requisite vote of the stockholders of CTIG necessary to consummate the Merger shall have been obtained. The requisite vote of the Celltech Stockholders shall have been obtained.

         5.2 Consents and Approvals. All necessary consents and approvals of any Governmental Entity or any other third party required for the consummation of the transactions contemplated by this Agreement shall have been obtained, except for such consents and approvals the failure to obtain which individually or in the aggregate would not have a Material Adverse Effect.

         5.3 Opinion of Financial Advisor. If CTIG determines that a "fairness opinion" is required or appropriate for the Merger, CTIG shall have received the written opinion of First Colonial Securities Group to the effect that the Merger Consideration is fair from a financial point of view to the stockholders of CTIG. A true and correct copy of such opinion shall have been delivered to Celltech.

         5.4 Employment Agreement. The employment agreement with David Warren, in the form attached hereto as Exhibit "A," shall be executed.

         5.5 Merger with Centillion Data Systems, Inc. The merger of CTIG and Centillion Data Systems pursuant to an Agreement and Plan of Merger between them, dated as of February 3, 2000 (the "Centillion Merger"), shall have closed.

                                   ARTICLE VI

              CONDITIONS TO THE OBLIGATIONS OF CTIG AND MERGER SUB

         The obligations of CTIG and Merger Sub to effect the transactions contemplated by this Agreement and to perform their other obligations to be performed at or subsequent to the Closing shall be subject to the fulfillment at or prior to the Closing of the following additional conditions, any one or more of which may be waived by CTIG to the extent permitted by applicable law:

         6.1 Representations and Warranties True. The representations and warranties of Celltech and the Celltech Stockholders, contained in this Agreement shall be true and correct on the date of this Agreement and at and on the Closing Date as though such representations and warranties were made at and on such dates (except where such representation and warranty speaks by its terms as of a different date, in which case it shall be true and correct as of such date), except for such untruths or inaccuracies which would not, individually or in the aggregate, have a Material Adverse Effect on Celltech.

         6.2 Performance. Celltech and the Celltech Stockholders shall have performed and complied in all material respects with all agreements, obligations and conditions required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

         6.3 Additional Documents. Celltech shall furnish the following:

                  (a) such certificates of Celltech's President and of each of the Celltech Stockholders to evidence compliance with the conditions set forth in Sections 6.1 and 6.2 as may be reasonably requested by CTIG,

                  (b) resolutions of Celltech's Board of Directors and the Celltech Stockholders authorizing and approving the Merger, this Agreement and all transactions contemplated hereby, certified by Celltech's Secretary,

                  (c) a "good standing" certificate for Celltech and a certified copy of its Certificate of Incorporation, and all amendments thereto, issued by the Delaware Secretary of State and dated as of a date within five days prior to the Closing Date,

                  (d) general releases in favor of Celltech executed by each Celltech Stockholder and each director, in the form previously approved by CTIG, releasing Celltech from all liability to such person,

                  (e) a general release, in the form previously approved by CTIG, executed by Symphony Management Associates, Inc., releasing Celltech from all liability,

                  (f) all consents and approvals by third parties that may be required for Celltech to perform its obligations under this Agreement, and

                  (g) any documents of transfer reasonably requested by CTIG including, without limitation, documents to be filed with the United States Patent and Trademark Office with respect to Celltech's registered trademarks.

         6.4 Certain Proceedings. No writ, order, decree or injunction of a court of competent jurisdiction or Governmental Entity shall be in effect against any of the parties, and no proceedings therefor shall have been threatened or commenced by any Governmental Entity, which prohibits or restricts the consummation of the Merger or would otherwise restrict the Surviving Corporation's exercise of full rights to own and operate its business in a manner which would have a Material Adverse Effect on Celltech or the Surviving Corporation.

         6.5 Minimum Balance Sheet Requirements. The adjusted balance sheet of Celltech, on and as of the Closing Date (which shall be certified by Celltech's President) must reflect: (i) net current assets (i.e., over current liabilities) of not less than $1.00, (ii) no long term liabilities other than deferred taxes, and (iii) all earnings for the period from January 1, 2000 to the Effective Time.

         6.6 Material Adverse Change. There shall not have occurred any material adverse change in the business, operations, assets, financial condition or results of operations of Celltech since the Balance Sheet Date.

                                   ARTICLE VII

                    CONDITIONS TO THE OBLIGATIONS OF CELLTECH

         The obligation of Company under this Agreement to effect the transactions contemplated by this Agreement shall be subject to the fulfillment on or before the Closing Date of each of the following additional conditions, any one or more or which may be waived by Company:

         7.1 Representations and Warranties True. The representations and warranties of CTIG and Merger Sub contained in this Agreement shall be true and correct on the date of this Agreement and at and on the Closing Date as though such representations and warranties were made at and on such dates (except when such representation and warranty speaks by its terms of a different date, in which case it shall be true and correct as of such date), except for such untruths or inaccuracies which would not, individually or in the aggregate, have a Material Adverse Effect on CTIG and Merger Sub.

         7.2 Performance. CTIG and Merger Sub shall have each performed and complied in all material respects with all agreements, obligations and conditions required by this Agreement to be performed or complied with by either of them on or prior to the Closing Date.

         7.3      Certificates.

                  (a) CTIG and Merger Sub shall furnish such certificates of their respective Presidents to evidence compliance with the conditions set forth in Sections 7.1 and 7.2 as may be reasonably requested by Celltech;

                  (b) evidence that the CTIG Board of Directors and/or CTIG stockholders, as appropriate, have taken all appropriate corporate action authorizing and approving the Merger, this Agreement and all transactions contemplated thereby, certified by CTIG's Secretary; and

                  (c) a "good standing" certificate for Celltech issued by the Delaware Secretary of State and dated as of a date within five days prior to the Closing Date.

         7.4 Certain Proceedings. No writ, order, decree or injunction of a court of competent jurisdiction or Governmental Entity shall be in effect against any of the parties, and no proceedings therefor shall have been threatened or commenced by any governmental entity, which prohibits or restricts the consummation of the Merger.

         7.5 Effectiveness of the Form S-4. The Form S-4 shall have been declared effective by the SEC under the Securities Act. No stop order suspending the effectiveness of the Form S-4 shall have been issued by the SEC and no proceedings for that purpose shall have been initiated or threatened by the SEC.

                                  ARTICLE VIII

                           TERMINATION AND ABANDONMENT

         8.1 Termination by CTIG or Celltech. This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval by the stockholders of CTIG and/or Celltech:

                  (a) by mutual consent of the Boards of Directors of CTIG and Celltech;

                  (b) by either CTIG or Celltech if, without a material breach of this Agreement by such terminating party, the Merger shall not have been consummated on or before June 30, 2000, which date may be extended by mutual written consent of CTIG and Celltech; or

                  (c) by either CTIG or Celltech, if any court of competent jurisdiction in the United States or other Governmental Entity shall have issued an order (other than a temporary restraining order) , decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the Merger, and such order, decree, ruling or other action shall have become final and nonappealable; provided that the party seeking to terminate this Agreement shall have used all commercially reasonable efforts to remove or lift such order, decree or ruling; or

                  (d) if a Special Meeting is required by applicable law, by either CTIG if the approval of CTIG's stockholders required for the consummation shall not have been obtained.

         8.2 Termination by CTIG. This Agreement may be terminated and the transactions contemplated hereby abandoned by action of the Board of Directors of CTIG, at any time prior to the Effective Time, before or after the approval by the stockholders of CTIG, if (a) Celltech or Principal Stockholder shall have failed to comply in any material respect with any of their respective covenants or agreements contained in this Agreement to be complied with or performed by Celltech or Principal Stockholder at or prior to such date of termination or (b) there exists a material breach or breaches of any representation or warranty of Celltech or a Celltech Stockholder contained in this Agreement such that the closing condition set forth in Section 6.1 would not be satisfied as of the Closing Date, or (c) if Celltech fails to deliver the Financial Statements as required by Section 2.5(b).

         8.3 Termination by Celltech. This Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Effective Time, before or after the approval by the stockholders of Celltech, by action of the Board of the Directors of Celltech, if (a) CTIG or Merger Sub shall have failed to comply in any material respect with any of their respective covenants or agreements contained in this Agreement to be complied with or performed by CTIG or Merger Sub at or prior to such date of termination, or (b) there exists a material breach or breaches of any representation or warranty of CTIG or Merger Sub contained in this Agreement such that the closing condition set forth in Section 7.1 would not be satisfied as of the Closing Date.

         8.4 Procedure for Termination. In the event of termination of this Agreement and abandonment of the transactions contemplated hereby by CTIG or Celltech pursuant to this Article VIII, written notice thereof shall forthwith be given to the other.

         8.5 Effect of Termination and Abandonment. In the event of termination of this Agreement and abandonment of the transactions contemplated hereby pursuant to this Article VIII, no party (or any of its respective directors or officers) shall have any liability or further obligation to any other party to this Agreement; provided that nothing herein shall relieve any party from liability for any breach of its representations, warrants, covenants and agreements under this Agreement.

                                   ARTICLE IX

                    INDEMNIFICATION BY PRINCIPAL STOCKHOLDER

         9.1 Indemnification. Subject to the terms and conditions of this
Article IX, Principal Stockholder does hereby indemnify, defend and hold harmless CTIG and Merger Sub (each an "Indemnified Party") for a period of one year after the Effective Time, from and against all losses, claims, damages, liabilities and expenses, including interest, penalties and reasonable attorney's fees and expenses (collectively "Damages"), resulting or arising, directly or indirectly, from (a) a material breach of any representation, warranty or agreement of Celltech or Principal Stockholder contained in or made part of this Agreement or any document executed in connection herewith, (b) any material error contained in any statement, report, certificate or other document or instrument delivered to CTIG or Merger Sub pursuant to this Agreement or contained in any Schedule, (c) any claim, debt, liability or obligation of Celltech or Principal Stockholder to any party, incurred prior to the Effective Time or arising from any matter or thing occurring prior to the Effective Time, including but not limited to claims made by current or former stockholders of Celltech and claims made by Governmental Entities for Taxes, except for (i) liabilities expressly disclosed in this Agreement, the Celltech Disclosure Schedules or the Celltech Financial Statements, and (ii) liabilities incurred between the date of this Agreement and the Effective Time, the incurrence of which is not in violation of the provisions of this Agreement, and (d) the cause of action filed by the Minority Stockholders styled Frank S. Scarpa, Valerie S. Hart and Richard J. Donnelly, Plaintiffs v. David A. Warren and Celltech Information Systems, Inc., Defendants in the Delaware Chancery Court, New Castle Delaware, C.A. No. 17704 NC, including, without limitation, the settlement thereof.
                                      H-38

         9.2 Conditions of Indemnification. The obligations and liabilities of Principal Stockholder to indemnify the Indemnified Parties under Section 9.1 shall be subject to the following terms and conditions:

                  (a) An Indemnified Party shall give Principal Stockholder prompt notice of any claim for Damages. Failure to provide, or a delay in providing, the foregoing notice shall not relieve Principal Stockholder of his obligations under this Article IX unless, and only to the extent that, his rights to defend a third party claim are materially prejudiced thereby. In the event the claim is the result of an action or threatened action by a third party, Principal Stockholder shall have the right to undertake the defense thereof by representatives chosen by it. If Principal Stockholder, within a reasonable time after notice of any such claim by a third party, fails to defend an Indemnified Party against which such claim has been asserted, such Indemnified Party shall upon further notice to Principal Stockholder have the right to undertake the defense, compromise or settlement of such claim on behalf of and for the account and risk of Principal Stockholder, subject to the right of the Principal Stockholder to assume the defense of such claim at any time prior to settlement, compromise or final determination thereof.

                  (b) Principal Stockholder still have the right to contest a claim for Damages by providing written notice to the Indemnified Party that is making the claim within 10 days after receiving notice of the claim. All such contests shall be resolved by final and binding arbitration before a panel of three arbitrators in Wilmington, DE in accordance with the Commercial Arbitration Rules of the American Arbitration Association.

         9.3      Remedies.

                  (a) No shares of Principal Stockholder's Escrowed Stock then in escrow shall be released pursuant to Section 1.17 after a claim for Damages has been made, until all such claims have been resolved.

                  (b) Any Damages due an Indemnified Party shall first be paid by reducing the number of shares of Principal Stockholder's Escrowed Stock that would otherwise have been issued to Principal Stockholder by an amount equal in value to such Damages. The number of shares by which such distribution shall be reduced, shall be valued at the Average Market Price per Share of the Class A Common Stock on the date notice of the claim for Damages was provided to Principal Stockholder.

                  (c) In the event that the amount of Damages exceeds the value of Principal Stockholder's Escrowed Stock then in escrow that would otherwise have been issued to Principal Stockholder, then within 30 days after the final determination of such number of shares Principal Stockholder shall pay the balance due (the "Cash Indemnity Payment") by certified or bank check or by wire transfer. Notwithstanding the foregoing, the parties agree that the Cash Indemnity Payment shall not exceed $500,000 except to the extent such excess is caused by a claim by a Minority Stockholder or former stockholders, if any, or pursuant to Section 9.1(d) but in all cases the total amount of Principal Stockholder's liability pursuant to this Article IX shall not exceed the value of the Merger Consideration otherwise to be received by him.

                                    ARTICLE X

                                   DEFINITIONS

         10.1 Terms Defined in the Agreement. The following capitalized terms used herein shall have the meanings ascribed in the indicated sections.

         Accounts Receivable                                           2.23
         Acquisition Transaction                                       4.2
         America One                                                   1.17
         America One Revenue                                           1.17
         Average Market Price Per Share                                1.7
         Balance Sheet                                                 2.5
         Balance Sheet Date                                            2.5
         Business Day                                                  1.3
         CTIG                                                          Preamble
         CTIG Dissenting Shares                                        1.16
         Cash Indemnity Payment                                        9.3
         Celltech                                                      Preamble
         Celltech Common Stock                                         Recitals
         Celltech Disclosure Schedules                                 2.2
         Celltech Stockholders                                         Preamble
         Celltech Common Stock                                         1.7
         Centillion Merger                                             6.7
         Certificate of Merger                                         1.2
         Certificates                                                  1.9
         Class A Common Stock                                          1.7
         Closing                                                       1.3
         Closing Date                                                  1.3
         Closing Stock                                                 1.7
         Code                                                          2.14
         Constituent Corporations                                      Preamble
         Contracts                                                     2.17
         DGCL                                                          1.1
         Damages                                                       9.1
         Effective Time                                                1.2
         Employee Plans                                                2.15
         Environmental Law                                             2.12
         ERISA                                                         2.15
         Escrow Quarter                                                1.17
         Escrow Year                                                   1.17

         Escrowed Stock                                                1.7
         Exchange Act                                                  1.18
         Exchange Agent                                                1.9
         Financial Statements                                          2.5
         Form S-4                                                      4.5
         GAAP                                                          2.5
         Governmental Entity                                           1.13
         Hazardous Substance                                           2.12
         Indemnified Party                                             9.1
         Intellectual Property Rights                                  2.13
         Material Adverse Effect                                       2.1
         Merger                                                        Recitals
         Merger Cash                                                   1.7
         Merger Stock                                                  1.7
         Merger Consideration                                          1.7
         Merger Sub                                                    Preamble
         Minority Stockholders                                         Preamble
         PASCO                                                         2.11
         Person                                                        1.13
         Principal Stockholder                                         Preamble
         Prospectus                                                    4.5
         Proxy Statement                                               1.18
         SEC                                                           1.18
         SEC Reports                                                   3.6
         Securities Act                                                3.6
         Special Meeting                                               1.18
         Surviving Corporation                                         1.1
         Target Revenue                                                1.17
         Tax                                                           2.14
         Tax Returns                                                   2.14

                                   ARTICLE XI

                                  MISCELLANEOUS

         11.1 Amendment and Modification. Subject to applicable law, this Agreement may be amended, modified or supplemented only by written agreement of the parties at any time prior to the Effective Time with respect to any of the terms contained herein; provided, however, that, after this Agreement is adopted by the Celltech Stockholders, no such amendment or modification shall reduce the amount or change the form of the Merger Consideration or in any way adversely affect the rights of the Celltech Stockholders without their further approval.

         11.2 Waiver of Compliance; Consents. Any failure of CTIG and Merger Sub or Celltech to comply with any obligation, covenant, agreement or condition herein may be waived only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this Section 11.2.

         11.3 Survivability; Investigations. The respective representations and warranties of the parties contained in this Agreement or in any certificates or other documents delivered prior to or at the Closing (a) shall not be deemed waived or otherwise affected by any investigation made by any party hereto and
(b) subject to the time limitation on Principal Stockholder's indemnity set forth in Section 9.1 shall not survive beyond the Effective Time except for the representations, warranties and agreements set forth in Articles II, IIA and III, which shall survive the Effective Time for a period of three years, and Sections 1.6, 1.9, 1.10, 1.11, 1.12, 1.13, 1.14, 1.17, 4.7, 4.8 and 4.9 and
Articles IX and XI, which shall survive the Effective Time and a termination of this Agreement. This Section 11.3 shall have no effect upon any other obligation of any of the parties hereto, whether to be performed before or after the Closing Date.

         11.4 Reasonable Efforts. Subject to the terms and conditions herein provided, and applicable law, the parties each agree to use all commercially reasonable best efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper and advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement.

         11.5 Notices. All notices and other communications hereunder shall be in writing and shall be delivered personally, by next-day courier or mailed by registered or certified mail (return receipt requested) , first class postage prepaid, or telecopied with confirmation of receipt, to the Parties at the addresses specified below (or at such other address for a party as shall be specified by like notice; provided that notices of a change of address shall be effective only upon receipt thereof). Any such notice shall be effective upon receipt, if personally delivered or telecopied, one day after delivery to a courier for next-day delivery, or three days after mailing, if deposited in the U.S. mail, first class postage prepaid.

                    (a)  if to Company, to

                                 Celltech Information Systems, Inc.
                                 152 Cloverly Road
                                 Grosse Pointe Farms, MI
                                 Telecopy:  (313) 886-2466
                                 Attention:  David A. Warren, President
                         with a copy to:

                                 Fouts & Moore, L.L.P
                                 1300 Post Oak Boulevard
                                 20th Floor
                                 Houston, TX 77056-8000
                                 Telecopy:  (713) 986-7299
                                 Attention:   Robbie Morris, Esquire

                    (b)  if to CTIG or Merger Sub, to

                                 CTI Group (Holdings) Inc.
                                 2550 Eisenhower Avenue
                                 Norristown, PA 19403
                                 Telecopy: (610) 666-7707
                                 Attention:  Anthony Johns

                         with a copy to:

                                 Klehr, Harrison, Harvey, Branzburg & Ellers LLP 260 S. Broad Street
                                 Philadelphia, PA 19102
                                 Telecopy:  (215) 568-6603
                                 Attention:  Donald M. Millinger, Esquire

                    (c)  if to Principal Stockholder:

                                 David A. Warren
                                 152 Cloverly Road
                                 Grosse Pointe Farms, MI 48236
                                 Telecopy:  (313) 886-2466

                         with a copy to:

                                 Fouts & Moore, L.L.P
                                 1300 Post Oak Boulevard
                                 20th Floor
                                 Houston, TX 77056-8000
                                 Telecopy:  (713) 986-7299
                                 Attention:   Robbie Morris, Esquire

                    (d)  if to a Minority Stockholder:

                                 Frank Scarpa
                                 c/o Daller Greenberg & Dietrich
                                 Valley Green Corporate Center
                                 7111 Valley Green Road
                                 Fort Washington, PA 19034
                                 Telecopy:  (215) 836-2845
                                 Attention: Edward A. Greenberg, Esquire

                                 Valerie Hart
                                 c/o Daller Greenberg & Dietrich
                                 Valley Green Corporate Center
                                 7111 Valley Green Road
                                 Fort Washington, PA 19034
                                 Telecopy: (215) 836-2845
                                 Attention: Edward A. Greenberg, Esquire


                                 Richard Donnelly
                                 c/o Daller Greenberg & Dietrich
                                 Valley Green Corporate Center
                                 7111 Valley Green Road
                                 Fort Washington, PA 19034
                                 Telecopy:  (215) 836-2845
                                 Attention: Edward A. Greenberg, Esquire

                         with a copy to:

                                 Daller Greenberg & Dietrich
                                 Valley Green Corporate Center
                                 7111 Valley Green Road
                                 Fort Washington, PA 19034
                                 Telecopy:  (215) 836-2845
                                 Attention: Edward A. Greenberg, Esquire

         11.6 Successor and Assigns. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. However neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties without the prior written consent of the other parties, nor is this Agreement intended to confer any rights or remedies hereunder upon any other Person.

         11.7 Governing Law. This Agreement shall be governed by the laws of the State of Delaware as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies, notwithstanding any conflict of laws, doctrines of such state or any other jurisdiction, and without the aid of any cannon, custom or rule of law requiring construction against the draftsman.

         11.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall become effective when each party has received counterparts signed by all of the other parties.

         11.9 Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect against a party, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. Such invalidity, illegality or unenforceability shall only apply as to such party in the specific jurisdiction where such judgment shall be made.

         11.10 Interpretation. The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement.

         11.11 Entire Agreement. This Agreement, including the schedules and exhibits hereto and the documents and instruments referred to herein and therein, embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements and the understandings between the parties with respect to such subject matter. There are no representations, promises, warranties, covenants, or undertakings, other than those expressly set forth or referred to herein and therein.

         11.12 Jurisdiction. Each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any federal court located in the State of Delaware or any Delaware state court in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than a federal or state court sitting in the State of Delaware.

         11.13 WAIVER OF JURY TRIAL. EACH OF CTIG, MERGER SUB, CELLTECH AND THE CELLTECH STOCKHOLDERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

         11.14 Class A Common Stock. Celltech and the Celltech Stockholders acknowledge that (a) as of the date hereof, CTIG has a single class of Common Stock, and (b) the Class A Common Stock to be issued to them will be created by a redesignation of such Common Stock as Class A Common Stock pursuant to amendments to CTIG's Certificate of Incorporation which will be effected in connection with the Centillion Merger.

         IN WITNESS WHEREOF, CTIG, MERGER SUB and CELLTECH have caused this Agreement to be signed by their respective duly authorized officers, and the CELLTECH STOCKHOLDERS have signed this Agreement, as of the date first above written.

                                        CTI GROUP (HOLDINGS) INC.


                                        By: /s/ A.P. Johns
                                            ------------------------------------
                                            Name: A.P. Johns
                                            Title: Chairman & CEO


                                        CTI BILLING SOLUTIONS INC.


                                        By: /s/ A.P. Johns
                                            ------------------------------------
                                            Name: A.P. Johns
                                            Title: President


                                        CELLTECH INFORMATION SYSTEMS, INC.


                                        By: /s/ David A. Warren
                                            ------------------------------------
                                            David A. Warren
                                            President

/s/ David A. Warren
---------------------------------------------------------
David A. Warren
Number of Shares of Celltech Common Stock Owned: 2000

/s/ Frank S. Scarpa
---------------------------------------------------------
Frank S. Scarpa
Number of Shares of Celltech Common Stock Owned: 117.647

/s/ Valerie S. Hart
---------------------------------------------------------
Valerie S. Hart
Number of Shares of Celltech Common Stock Owned: 117.647

/s/ Richard J. Donnelly
---------------------------------------------------------
Richard J. Donnelly
Number of Shares of Celltech Common Stock Owned: 117.647

                                   EXHIBIT "A"

                        DAVID WARREN EMPLOYMENT AGREEMENT

                              Intentionally Omitted

                    AMENDMENT TO AGREEMENT AND PLAN OF MERGER

         THIS AMENDMENT TO AGREEMENT AND PLAN OF MERGER, dated as of October 26, 2000, is by and among CTI GROUP (HOLDINGS) INC., a Delaware corporation ("CTIG"), CTI BILLING SOLUTIONS INC., a Delaware corporation ("Merger Sub"), CELLTECH INFORMATION SYSTEMS, INC., a Delaware corporation ("Celltech"), DAVID
A. WARREN, an individual ("Principal Stockholder"), FRANK S. SCARPA ("Scarpa"), VALERIE S. HART ("Hart") and RICHARD J. DONNELLY ("Donnelly", and together with Scarpa and Hart, the "Minority Stockholders"). Celltech and Merger Sub are sometimes collectively referred to as the "Constituent Corporations." Principal Stockholder and the Minority Stockholders are sometimes collectively referred to as the "Celltech Stockholders".

                                   BACKGROUND
                                   ----------

         The parties to this Amendment are parties to an Agreement and Plan of Merger, dated as of April 5, 2000, pursuant to which Celltech will merger with and into Merger Sub, a wholly- owned subsidiary of CTIG (the "Merger Agreement").

         The parties have mutually agreed to amend the Merger Agreement, as set forth in this Amendment.

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants, representations, warranties and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Amendment. Section 1.17(b) is hereby deleted in its entirety and replaced as follows:

         (b) All releases of Escrowed Stock from escrow to Celltech Stockholders shall be made in the same proportions to Celltech Stockholders as the Closing Stock was distributed. No fractional shares or scrip representing shares of the Escrowed Stock shall be issued pursuant to this Section 1.17.

2.            Miscellaneous

         (a) Governing Law. This Agreement shall be governed by the laws of the State of Delaware as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies, notwithstanding any conflict of laws doctrines of such state or any other jurisdiction, and without the aid of any cannon, custom or rule of law requiring construction against the draftsman.

         (b) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall become effective when each party has received counterparts signed by all of the other parties.

         (c) Interpretation. The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement.

         (d) Entire Agreement. All of the terms, conditions and provisions of the Merger Agreement remain in full force and effect without change as of the date of this Amendment, except as expressly modified and amended by this Amendment. This Amendment embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no representations, promises, warranties, covenants, or undertakings, other than those expressly set forth or referred to herein.

         IN WITNESS WHEREOF, CTIG, MERGER SUB and CELLTECH have caused this Agreement to be signed by their respective duly authorized officers, and the CELLTECH STOCKHOLDERS have signed this Agreement, as of the date first above written.

                                      CTI GROUP (HOLDINGS) INC.


                                      By: /s/ A.P. Johns
                                          --------------------------------------
                                          Name: A.P. Johns
                                          Title: Chairman & CEO


                                      CTI BILLING SOLUTIONS INC.


                                      By: /s/ A.P. Johns
                                          --------------------------------------
                                          Name: A.P. Johns
                                          Title: President

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]




                                      CELLTECH INFORMATION SYSTEMS, INC.


                                      By: /s/ David A. Warren
                                          --------------------------------------
                                          David A. Warren
                                          President

                                      /s/ David A. Warren
                                      ------------------------------------------
                                      David A. Warren


                                      /s/ Frank S. Scarpa
                                      ------------------------------------------
                                      Frank S. Scarpa


                                      /s/ Valerie S. Hart
                                      ------------------------------------------
                                      Valerie S. Hart


                                      /s/ Richard J. Donnelly
                                      ------------------------------------------
                                      Richard J. Donnelly

                                                                         ANNEX I
                            COMMUNICATIONS GROUP INC.
                     STOCK OPTION AND RESTRICTED STOCK PLAN


         The purpose of the Stock Option and Restricted Stock Plan (the "Plan") of Communications Group Inc. (the "Company") is to promote the interests of the Company by providing incentives to (i) designated officers and other employees of the Company or a Subsidiary Corporation (as defined herein), (ii) members of the Company's Board of Directors (the "Board") and (iii) independent contractors and consultants (who may be individuals or entities) who perform services for the Company to enable the Company to attract and retain them and to encourage them to acquire a proprietary interest, or to increase their proprietary interest, in the Company. The Company believes that the Plan will cause participants to contribute materially to the growth of the Company, thereby benefitting the Company's shareholders. For purposes of the Plan, the terms "Parent Corporation" and "Subsidiary Corporation" shall have the meanings set forth in subsections (e) and (f) of Section 424 of the Internal Revenue Code of 1986, as amended (the "Code").

         1. Administration

         a. Except with respect to a Director's Grant (as hereinafter defined) granted pursuant to Section 2(b) hereof, the Plan shall be administered and interpreted by a committee of the Board (the "Committee") consisting of not less than two persons, all of whom shall be "outside directors" within the meaning of
Section 162(m) of the Code and each of whom shall be a "disinterested person" as defined under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. With respect to Eligible Participants (as hereinafter defined), the Committee shall have the sole authority to determine (i) who is eligible to receive Grants (as defined in Section 2 below) under the Plan, (ii) the type, size and terms of each Grant under the Plan (subject to Section 4 below), (iii) the time when each Grant will be made and the duration of any exercise or restriction period; (iv) any restrictions on resale applicable to the shares to be issued or transferred pursuant to the Grant; and (v) any other matters arising under the Plan. The Committee may, if it so desires, base any of the foregoing determinations upon the recommendations of management of the Company. The Committee shall have full power and authority to administer and interpret the Plan with respect to Eligible Participants and to adopt or amend such rules, regulations, agreements and instruments as it may deem appropriate for the proper administration of the Plan. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all Eligible Participants having any interests in the Plan or in any Grants under the Plan. No person acting under this subsection shall be held liable for any action or determination made in good faith with respect to the Plan or any Grant under the Plan.

         i. Each member of the Committee shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by him or her, or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan, unless arising out of such member's own fraud or bad faith, to the extent permitted by applicable law. Such indemnification shall be in addition to any rights of indemnification the members may have as directors or otherwise under the Articles of Incorporation or By-Laws of the Company, any agreement of shareholders or disinterested directors or otherwise.

         2. Grants

         a. Grants to Eligible Participants. With respect to Eligible Participants, Incentives under the Plan shall consist of Incentive Stock Options (as defined in Section 5(b) below), Nonqualified Stock Options (as defined in
Section 5(b) below) and Restricted Stock Grants (as defined in Section 6 below), (hereinafter sometimes collectively referred to as "Grants"). All Grants, except with respect to Director's Grants (as hereinafter defined) as specifically provided in Section 2(b) hereof, shall be subject to the terms and conditions set forth herein and to such other terms and conditions of any nature as long as they are not inconsistent with the Plan as the Committee deems appropriate and specifies in writing to the participant (the "Grant Letter"). The Committee shall approve the form and provisions of each Grant Letter. Grants under any section of the Plan need not be uniform as among the participants receiving the same type of Grant, and Grants under two or more sections of the Plan may be combined in one Grant Letter.

         b. Director's Grants. A member of the Board of the Company who is not an employee of the Company or a Subsidiary Corporation and who serves as a member of the Committee (a "Committee Member") shall be entitled to receive a Director's Grant in accordance with this Section 2(b).

                  i. Committee Members shall receive a Nonqualified Stock Option to purchase Thirty Thousand (30,000) shares of Common Stock (as hereinafter defined) of the Company at an exercise price equal to the higher of the fair market value (as defined herein) or the book value of a share of Common Stock on the date of grant, subject to adjustment as provided in Section 3(b) of this Plan, at the commencement of and in consideration for their service to the Company as a director (a "Director's Grant"). One-half of such Director's Grant shall vest on the first anniversary of the date of grant and one-quarter shall vest on each of the second and third anniversaries of the date of grant, provided such Committee Member is then serving as a director (the "Initial Vesting Period"). If a Committee Member is not serving as a director on the first, second or third anniversary of the date of such grant, then any such Director's Grant shall terminate as to all shares covered by the Director's Grant which have not vested. Director's Grants shall be exercisable for a period of ten years from the date of grant.

                  ii. Upon the expiration of the Initial Vesting Period, and at the commencement of each succeeding three year period, Committee Members shall be eligible to receive an additional Director's Grant, which grants shall vest in accordance with the schedule set forth in
         Section 2(b)(i) hereof.

                  iii. Upon the occurrence of (a) a Change In Control (as defined in Section 7 hereof or (b) a sale or exchange of assets of the Company or (c) dissolution, liquidation, merger or consolidation of the Company (in which the Company is not the surviving corporation), all restrictions imposed under any Director's Grant shall immediately lapse.

                  iv. Each Committee Member who receives a Director's Grant pursuant to this Section 2(b) shall receive a written agreement setting forth the terms and conditions of such grant including, but not limited to, the restrictions set forth in this Section 2(b) (the "Director's Grant Letter").

                  v. Except as otherwise provided in this Section 2(b), Director Grants shall be subject to the provisions of this Plan applicable to Non-Qualified Stock Options granted to other persons.

                  vi. Notwithstanding any other provision of the Plan, this
         Section 2(b) may not be amended more than once every six months, except for amendments necessary to conform the plan to changes in the provisions of the Code or the Employee
         Retirement Income Security Act of 1974 ("ERISA"), or the rules promulgated thereunder.

                  vii. The provisions of this Section 2(b) are intended to operate automatically and not require administration. To the extent that any administrative determinations may be required, such determination shall be made by a member or members of the Board of Directors who is/are not eligible to be granted Options under this
         Section 2(b), but in no event shall such determinations affect the eligibility of Committee Members, the timing of the grants or the number of shares of Common Stock subject to Restricted Stock Grants hereunder.

         3. Shares Subject to the Plan

         a. The aggregate number of shares of the Common Stock, par value $.01 ("Common Stock"), of the Company that may be issued or transferred under the Plan is 600,000, subject to adjustment pursuant to Section 3(b) below. Such shares may be authorized but unissued shares or reacquired shares. If and to the extent that options granted under the Plan terminate, expire or are canceled without having been exercised (including shares cancelled as part of an exchange of Grants), or if any shares of restricted stock are forfeited, the shares subject to such Grant or of such restricted stock shall again be available for subsequent Grants under the Plan.

         b. If any change is made to the Common Stock (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, or exchange of shares or any other change in capital structure made without receipt of consideration), then unless such event or change results in the termination of all outstanding Grants and Director's Grants under the Plan, the Committee shall preserve the value of the outstanding Grants and Director's Grants by adjusting the maximum number and class of shares issuable under the Plan to reflect the effect of such event or change in the Company's capital structure, and by making appropriate adjustments to the number and class of shares, the exercise price of each outstanding option and otherwise, except that any fractional shares resulting from such adjustments shall be eliminated by rounding any portion of a share equal to .500 or greater up, and any portion of a share equal to less than .500 down, in each case to the nearest whole number.

         4. Eligibility for Participation

         Committee Members, Officers and other employees of the Company or a Subsidiary Corporation and independent contractors and consultants who perform services for the Company (hereinafter referred to individually as an "Eligible Participant" and collectively as "Eligible Participants") shall be eligible to participate in the Plan. Only Eligible Participants who are officers or other employees of the Company or a Subsidiary Corporation shall be eligible to receive Incentive Stock Options. All Eligible Participants shall be eligible to receive Nonqualified Stock Options and Restricted Stock Grants. The Committee shall select from among the Eligible Participants those who will receive Grants (such Eligible Participants and Committee Members who receive Director's Grants pursuant to Section 2(b) hereof are hereinafter sometimes collectively referred to as the "Grantees") and, except in the case of a Director's Grant made pursuant to Section 2(b) hereof, the Committee shall determine the number of shares of Common Stock subject to each Grant; provided, however, that the maximum number of shares of Common Stock which may be subject to Grants awarded to any Grantee shall not exceed 600,000. The Committee may, if it so desires, base any such selections or determinations upon the recommendations of management of the Company. Nothing contained in the Plan shall be construed to limit in any manner whatsoever the right of the Company to grant rights or options to acquire Common Stock or awards of Common Stock otherwise than pursuant to the Plan.

         5. Stock Options to Eligible Participants

         a. Number of Shares. The Committee, in its sole discretion, shall determine the number of shares of Common Stock that will be subject to each option.

         b. Type of Option and Option Price.

                  (1) The Committee may grant options qualifying as incentive stock options within the meaning of Section 422 of the Code ("Incentive Stock Options") and other stock options ("Nonqualified Stock Options"), in accordance with the terms and conditions set forth herein, or may grant any combination of Incentive Stock Options and Nonqualified Stock Options (hereinafter referred to collectively as "Stock Options"). The option price per share of an Incentive Stock Option shall be the higher of the Fair Market Value or the book value of a share of Common Stock on the date: of grant. If the Grantee of an Incentive Stock Option owns Common Stock (as determined under section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent Corporation or Subsidiary Corporation, the option price per share in the case of an Incentive Stock Option shall not be less than 110% of the fair market value of a share of Common Stock on the date of grant and such option by its terms is not exercisable after the expiration of five (5) years from the date of grant.

                  (2) For all valuation purposes under the Plan, the fair market value of a share of Common Stock shall be determined in accordance with the following provisions:

                           (a) If the Common Stock is not at the time listed or
                  admitted to trading on any stock exchange but is traded in the over-the-counter market (but not on the Nasdaq National Market segment of The Nasdaq Stock Market), the fair market value shall be the mean between the last reported bid and asked prices of one share of Common Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its Nasdaq system or any successor system. If there are no reported bid and asked prices on the date in question, then the mean between the last reported bid and asked prices on the next preceding date for which such quotations exist shall be determinative of fair market value. If the Common Stock is traded over-the-counter on the Nasdaq National Market segment of The Nasdaq Stock Market, the fair market value shall be the closing selling price of one share of Common Stock on the date in question as such price is reported by the National Association of Securities Dealers, Inc. through such system or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the next preceding date for which such quotation exists shall be determinative of fair market value.

                           (b) If the Common Stock is at the time listed or
                  admitted to trading on any stock exchange, then the fair market value shall be the closing selling price of one share of Common Stock on the date in question on the stock exchange determined by the Committee to be the primary market for the Common Stock, as such prices are officially quoted on such exchange. If there is no reported closing selling price of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the next preceding date for which such quotation exists.

                           (c) If the Common Stock is at the time neither listed
                  nor admitted to trading on any stock exchange nor traded in the over-the-counter market (or, the Committee determines that the value as determined pursuant to Section 5(b)(2)(A) or (B) above does not reflect fair market value), then the Committee shall determine fair market value after taking into account such factors as it deems appropriate.

         c. Exercise Period. The Committee shall determine the option exercise period of each Stock Option. The exercise period shall not exceed ten years from the date of grant. Notwithstanding any determinations by the Committee regarding the exercise period of any Stock Option, all outstanding Stock Options shall be immediately exercisable upon a Change of Control of the Company (as defined in Section 7 below).

         d. Vesting of Options and Restrictions on Shares. The vesting period for Stock Options shall commence on the date of grant and shall end on the date or dates, determined by the Committee, that shall be specified in the Grant Letter. The Committee may impose upon the shares of Common Stock issuable upon the exercise of a Stock Option such restrictions as it deems appropriate and specifies in the Grant Letter. During any period in which such restrictions apply a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of Common Stock issued upon exercise of such stock options except to a successor Grantee pursuant to Section 7 hereof and the Committee, in such circumstances as it deems equitable, may determine that all such restrictions shall lapse. Notwithstanding any other provision of the Plan, all outstanding Stock Options shall become immediately exercisable upon a Change of Control of the Company (as, defined in Section 7 below).

         e. Manner of Exercise. A Grantee may exercise a Stock Option by delivering a duly completed notice of exercise to the Committee, together with payment of the option price. Such notice may include instructions authorizing the Company to deliver the certificates representing the shares of Common Stock issuable upon the exercise of such Stock Option to any designated registered broker or dealer ("Designated Broker"). Such instructions shall designate the account into which the shares are to be deposited. The Grantee may tender such notice of exercise, which has been properly executed by the Grantee, and the aforementioned delivery instructions to any Designated Broker.

         f. Termination of Employment, Disability or Death.

                  (1) If a Grantee who is an employee ceases to be an employee (in the case of an Incentive Stock Option) or ceases to be an Eligible Participant (in the case of a Nonqualified Stock Option) for any reason (other than, in the case of an individual, the death of such individual) any Stock Option which is otherwise exercisable by the Grantee shall terminate unless exercised within three months after the date on which the Grantee ceases to be an employee or an Eligible Participant, as the case may be (or in the case of Non-Qualified Stock Options within such other period of time, which may be longer or shorter than three months, as may be specified in the Grant Letter), but in any event no later than the date of expiration of the option exercise period, except that in the case of an individual Grantee who is disabled within the meaning of Section 22(e)(3) of the Code, such period shall be one year rather than three months (or in the case of Non-Qualified Stock Options within such other period of time, which may be longer or shorter than three months, as may be specified in the Grant Letter).

                  (2) In the event of the death of an individual Grantee while he or she is an Eligible Participant or within not more than three months after the date on which the Grantee ceases to be an Eligible Participant (or within such other period of time, which may be longer or shorter than three months, as may be specified in the Grant Letter), any Stock Option which was otherwise exercisable by the Grantee at the date of death may be exercised by the Grantee's personal representative at any time prior to the expiration of one year from the date of death, but in any event no later than the date of expiration of the option exercise period.

         g. Satisfaction of Option Price. The Grantee shall pay the option price in full at the time of exercise in cash, or, with the consent of the Committee in its sole discretion, by delivering shares of Common Stock already owned by the Grantee and having a fair market value on the date of exercise equal to the option price or a combination of cash and shares of Common Stock. The Grantee shall also pay the amount of withholding tax due, if any, at the time of exercise. Shares of Common Stock shall not be issued or transferred upon any purported exercise of a Stock Option until the option price and the withholding obligation are fully paid.

         h. Limits on Incentive Stock Options. Each Option Grant of an Incentive Stock Option shall provide that:

                  (1) the Stock Option is not transferable by the Grantee, except, in the case of an individual Grantee, by will or the laws of descent and distribution;

                  (2) the Stock Option is exercisable only by the Grantee, except as otherwise provided herein or in the Grant Letter in the event of the death of an individual Grantee;

                  (3) the aggregate fair market value of the Common Stock determined as of the date of the Grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year under the Plan and under any other stock option plan of the Company shall not exceed $100,000; and

                  (4) unless the Grantee could otherwise transfer Common Stock issued pursuant to the Stock Option without incurring liability under
         Section 16(b) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), at least six months must elapse from the date of acquisition of the Stock Option until the date of disposition of the Common Stock issued upon exercise thereof.

         6. Restricted Stock Grants

         The Committee may issue shares of Common Stock to an Eligible Participant pursuant to an incentive or long range compensation plan, program or contract approved by the Committee (a "Restricted Stock Grant"). The following provisions are applicable to Restricted Stock Grants:

         a. General Requirements. Shares of Common Stock issued pursuant to Restricted Stock Grants will be issued in consideration for cash or services rendered having a value, as determined by the Board, at least equal to the par value thereof. All conditions and restrictions imposed under each Restricted Stock Grant, and the period of years during which the Restricted Stock Grant will remain subject to such restrictions, shall be set forth in the Grant Letter and designated therein as the "Restriction Period." All restrictions imposed under any Restricted Stock Grant shall lapse on such date or dates as the Committee may approve until the restrictions have lapsed as to 100% of the shares, except that upon a Change of Control of the Company, all restrictions on the transfer of the shares which have not been forfeited prior to such date shall lapse. In addition, the Committee, in circumstances that it deems equitable, may determine as to any or all Restricted Stock Grants, that all the restrictions shall lapse, notwithstanding any Restriction Period.

         b. Number of Shares. The Committee, in its sole discretion, shall determine the number of shares of Common Stock that will be granted in each Restricted Stock Grant.

         c. Requirement of Relationship with Company. If the Grantee's relationship with the Company (as an employee, independent contractor or consultant, as the case may be) terminates during the period designated in the Grant Letter as the Restriction Period, the Restricted Stock Grant shall terminate as to all shares covered by the Grant as to which restrictions on transfer have not lapsed, and such shares shall be immediately returned to the Company. The Committee may, in its sole discretion, provide for complete or partial exceptions to the provisions of this Section 6(c).

         d. Restrictions on Transfer and Legend on Stock Certificate. During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of Common Stock to which such Restriction Period applies except to a Successor Grantee pursuant to Section 7 below. Each certificate representing a share of Common Stock issued or transferred under a Restricted Stock Grant shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the stock certificate or certificates representing any such shares as to which all restrictions have lapsed.

7. Transferability of Options and Grants

         Only a Grantee or Committee Member (or, in the case of an individual Grantee and a Committee Member, his or her authorized legal representative on behalf of Grantee or Committee Member) may exercise rights under a Grant or a Director's Grant. No individual Grantee or Committee Member may transfer those rights except by will or by the laws of descent and distribution or, in the case of a Grant other than an Incentive Stock Option and to the extent permitted under Rule 16b-3 of the Exchange Act and by the Committee in its sole discretion, (a) pursuant to a qualified domestic relations order as defined under the Code or Title I of ERISA or the rules thereunder and (b) to a trust for the benefit of a member of the Grantee's immediate family. Upon the death of an individual Grantee or Committee Member, the personal representative or other person entitled to succeed to the rights of the Grantee or Committee Member ("Successor Grantee") may exercise such rights. A Successor Grantee shall furnish proof satisfactory to the Company of such person's right to receive the Grant or the Director's Grant under the Grantee's will or under the applicable laws of descent and distribution.

8. Change of Control of the Company

         As used herein, a "Change of Control" shall be deemed to have occurred when (a) any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner", directly or indirectly, of securities of the Company representing thirty (30%) percent or more of the combined voting power of the Company's then outstanding securities or (b) the Company becomes a subsidiary of another corporation or is merged or consolidated into another corporation or if substantially all of its assets shall have been sold to an unaffiliated party or parties unless thereafter (1) directors of the Company immediately prior thereto continue to constitute at least fifty (50%) percent of the directors of the surviving entity or purchaser or (2) the Company's securities continue to represent, or are converted into securities which represent, more than seventy (70%) percent of the combined voting power of the surviving entity or purchaser, or (c) fifty (50%) percent or more of the Board is comprised of persons who were not nominated by the Board for election as directors, or (d) the Board adopts a plan of complete liquidation of the Company.

9. Certain Corporate Changes


         a. Sale or Exchange of Assets, Dissolution or Liquidation or Merger or Consolidation Where the Company Does Not Survive. If all or substantially all of the assets of the Company are to be sold or exchanged, the Company is to be dissolved or liquidated, or the Company is a party to a merger or consolidation with another corporation in which the Company will not be the surviving corporation, then, at least ten days prior to the effective date of such event, the Company shall give each Grantee with any outstanding Grants (including Director's Grants) written notice of such event. Each such Grantee shall thereupon have the right to exercise in full any installments of such Grants (including Director's Grants) not previously exercised (whether or not the right to exercise such installments has accrued pursuant to such Grants (including Director's Grants), within ten days after such written notice is sent by the Company. Any installments of such Grants (including Director's Grants) not so exercised shall thereafter lapse and be of no further force or effect.

         b. Merger or Consolidation Where the Company Survives. If the Company is a party to a merger or consolidation in which the Company will be the surviving corporation, then the Committee may, in its sole discretion, elect to give each Grantee with any outstanding Grants (including Director's Grants) written notice of such event. If such notice is given, each such Grantee shall thereupon have the right to exercise in full any installments of such Grants (including Director's Grants) not previously exercised (whether or not the right to exercise such installments has accrued pursuant to such Grants (including Director's Grants), within ten days after such written notice is sent by the Company. Any installments of such Grants (including Director's Grants) not so exercised shall thereafter lapse and be of no further force or effect.

10. Shareholder Approval

         This Plan is subject to and no Options shall be exercisable hereunder until after approval by holders of a majority of the shares of the stock of the Company present or represented by a proxy in a separate vote at a duly held meeting of the shareholders of the Company within twelve months after the date of the adoption of the Plan by the Board. If the Plan is not so approved by shareholders, the Plan and all Stock Options and Restricted Stock Grants, including Director's Grants, hereunder shall terminate and be of no force or effect.

11. Amendment and Termination of the Plan

         a. Amendment. Subject to the provisions of Section 2(b)(ii) hereof, the Board may amend or terminate the Plan at any time; provided that the approval of the shareholders of the Company shall be required in respect of any amendment that (A) materially increases the benefits accruing to Eligible Participants under the Plan, (B) increases the aggregate number of shares of Common Stock that may be issued or transferred under the Plan (other than by operation of Section 3(b) above), (C) materially modifies the requirements as to eligibility for participation in the Plan; or (D) modifies the provisions for determining the fair market value of a share of Common Stock.

         b. Termination of Plan. The Plan shall terminate on January 11, 2005 (as set forth in Section 19 below) unless earlier terminated by the Board or unless extended by the Board with the approval of the shareholders.

         c. Termination and Amendment of Outstanding Grants. A termination or amendment of the Plan that occurs after a Grant (including Director's Grant) is made shall not result in the termination or amendment of such Grant (including Director's Grant) unless the Grantee or the Committee Member, as the case may be, consents or unless the Committee acts under Section 17(b) below. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 17(b) below or may be amended by agreement of the Company and the Grantee which is consistent with the Plan.

         d. Employees in Foreign Countries. The Board shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of benefits from Grants made to participants employed in such countries and to meet the objectives of the Plan.

12. Rights of Eligible Participants

         Nothing in the Plan shall entitle any Eligible Participant or other person to any claim or right to any Grant under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Eligible Participant, Committee Member or Grantee any rights to be retained by the Company in any capacity, whether as an employee, member of the Board, independent contractor, consultant or otherwise.

13.  Withholding of Taxes

         The Company shall have the right to require a Grantee or Committee Member to pay to the Company the amount of any taxes which the Company is required to withhold in respect of an Option Grant or Restricted Stock Grant or to take whatever action it deems necessary to protect the interests of the Company in respect of such tax liabilities, including, without limitation, withholding a portion of the shares of Common Stock otherwise deliverable pursuant to the Plan. The Company's obligation to issue or transfer shares of Common Stock upon the exercise of a Stock Option or the acceptance of a Restricted Stock Grant shall be conditioned upon the Grantee's or Committee Member's compliance with the requirements of this section to the satisfaction of the Committee.

14. Agreements With Grantees and Committee Members

         Each Option Grant made under the Plan shall be evidenced by a Grant Letter containing such terms and conditions as the Committee shall approve. Each Restricted Stock Grant shall be evidenced by a Grant Letter containing the restrictions imposed upon such grant, including but not limited to, restrictions imposed by federal and state securities laws.

15. Requirements for Issuance of Shares

         No Common Stock shall be issued or transferred under the Plan unless and until all applicable legal requirements have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Stock Option or Restricted Stock Grant on the Grantee's undertaking in writing to comply with such restrictions on any subsequent disposition of the shares of Common Stock issued or transferred thereunder as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions.

16. Headings

         The section headings of the Plan are for reference only. In the event of a conflict between a section heading and the content of a section of the Plan, the content of the section shall control.

17. Effective Date of the Plan

         The Plan shall be effective as of January 11, 1995, subject to the approval of the Company's shareholders within 12 months after such effective date.
                                       I-9

18.  Miscellaneous

         a. Substitute Grants. The Committee may make a Grant to an employee, or an independent contractor or consultant of another corporation, if such person shall become an Eligible Participant by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or a Subsidiary Corporation and such other corporation. Any such Grant shall be made in substitution for a stock option or restricted stock grant granted by the other corporation ("Substituted Stock Incentives"), but the terms and conditions of the substitute Grant may vary from the terms and conditions required by the Plan and from those of the Substituted Stock Incentives. The Committee shall prescribe the provisions of the substitute Grants.

         b. Compliance with Law. The Plan, the exercise of Grants and the obligations of the Company to issue or transfer shares of Common Stock under Grants shall be subject to all applicable laws and required approvals by any governmental or regulatory agencies. The Committee (or in the case of Director's Grants, the Board of Directors) may revoke any Grant if it is contrary to law or modify any Grant to bring it into compliance with any valid and mandatory government regulations. The Committee may also adopt rules regarding the withholding of taxes on payments to Grantees. The Committee may, in its sole discretion, agree to limit its authority under this section.

         c. Ownership of Stock. A Grantee or Successor Grantee shall have no rights as a shareholder with respect to any shares of Common Stock covered by a Grant or Director's Grant until the shares are issued or transferred to the Grantee or Successor Grantee on the stock transfer records of the Company.

                                                                         ANNEX J

                              AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT


         THIS AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT made this 26th day of October, 2000 (the "Agreement"), is among CTI DATA SOLUTIONS, INC., a corporation formed and existing under the laws of Delaware, with its principal place of business at 2550 Eisenhower Avenue, Norristown, Pennsylvania 19403 ("Data") and CTI DATA SOLUTIONS, LTD., a corporation formed under the laws of the State of Delaware, with its Principal place of business at Nordic House, 120 High Street, Purley, Surrey CR8 2AD, United Kingdom ("Data UK") and CTI GROUP (HOLDINGS) INC., a corporation formed and existing under the laws of the State of Delaware, with its principal place of business at 2550 Eisenhower Avenue, Norristown, PA 19403 ("Group" and together with Data and Data UK hereinafter collectively referred to as, the "Borrowers"), and CENTILLION DATA SYSTEMS, INC. (hereinafter referred to as, the "Lender"), a corporation formed and existing under the laws of the State of Indiana, with its principal place of business at 333 North Alabama Street, Suite 240, Indianapolis, Indiana 46204 ("Lender's Address") the address at which information concerning Lender's security interests hereunder may be obtained.

         Lender hereby agrees to lend Borrowers the principal sum of Five Hundred Fifty Thousand Dollars ($550,000) (the "Loan"), the proceeds of which shall be used for working capital and for general operating purposes. Each Borrower hereby agrees to repay the proceeds of the Loan in accordance with the terms of that certain Amended and Restated Promissory Note (the "Note") by and among Borrowers and Lender dated the date hereof.

         As security for the repayment of the Liabilities (as defined below), each Borrower hereby grants to Lender a first prior perfected security interest in and to all accounts (except for Data UK, which is granting to Lender a second lien on accounts subordinate only to the first priority security interest granted to National Westminster Bank (the "National Westminster Lien"))(as defined in Article 9 of the Uniform Commercial Code), whether now existing or hereafter arising in the future, including without limitation, all accounts receivable of each Borrower created by or arising from the sale of goods or the performing of services made under such Borrower's corporate name or any of such Borrower's trade names (collectively, the "Collateral").

         As used in this agreement, "Liability or Liabilities" means all present and future obligations of the Borrowers to Lender, whether direct or indirect, joint or several, otherwise secured or unsecured under the Loan and Note.

         Each Borrower represents that its chief executive office, the Collateral, and its books and records relating to the Collateral, are located at the address set out in the first paragraph of this agreement.

         The Borrowers covenants and agrees that Borrowers, or any of them, as the case may be, will promptly notify Lender in writing of any changes in the above location or locations. The Borrowers further represent that they do not operate nor issue invoices under any trade name or other name.

         The Borrowers covenants and agrees that they will promptly notify Lender in writing if in the future any of them operate under any other trade name.

         Each Borrower represents and warrants that, except as specifically set forth in Schedule A: (a) it is the sole owner of the Collateral, free from any lien, security interest, charge or encumbrance other than the National Westminster Lien; (b) it has not purchased any of the Collateral in a bulk transfer; (c) it has the right to grant the security interest created by this agreement; (d) no financing statements, or other instrument of similar effect, covering all or any part of the Collateral is on file in any recording office other than that in favor of Lender; (e) such Borrower is and will continue to be eligible to do business and is otherwise in good standing in all jurisdictions where it owns property or transacts business; (f) such Borrower is and will continue to be in material compliance with all applicable laws, statutes, rules and regulations, including without limitation, those concerning the environment, employee pension and benefit plans and the payment of taxes, assessments and other governmental charges; (g) it is not a party to any contracts to supply items to the United States of America or any of its departments, agencies, subdivisions or instrumentalities and (h) all statements, representations and warranties made in this agreement or any other document delivered by such Borrower to Lender are true, correct, complete and not misleading in all material respects.

         Each Borrower covenants and agrees that: (a) it will defend the Collateral against the claims and demands of all persons; (b) it will not sell, lease, encumber, remove, conceal, grant or permit any further security interest in the Collateral, nor part with possession of any thereof, nor permit the same to be used for hire, nor in violation of any law or ordinance; (c) it will pay all taxes levied on the Collateral (unless contested in good faith), and will make due and timely payment or deposit of all federal, state and local taxes, assessments or contributions required by law and will execute and deliver to Lender, on demand, appropriate certificates attesting to such payment or deposit; (d) Lender is authorized, at Borrowers' expense, to conduct searches and execute and file such financing statements and other instruments or documents as may be necessary to perfect and protect Lender's security interest, including without limitation, any documents necessary to perfect a subordinated security interest in England against the Collateral of Data UK equivalent to a security interest under Article 9 of the Uniform Commercial Code; (e) it will join with Lender in doing whatever may be necessary under applicable law to perfect Lender's security interest; and (f) it will immediately notify Lender, in writing, of (1) the discovery, discharge or release of any hazardous substance for which the Borrower is in any way responsible under the Spill Compensation and Control Act or any similar federal or state statute, (2) the existence of any event or condition which presents a risk of incurring a material liability under ERISA (Public Law 93-406, as amended), (3) any change of name by which such Borrower is registered, known by or conducting business under, and (4) the occurrence or existence of any event, condition or fact which may materially affect the financial condition of such Borrower.

         The failure to make any payment due under the Note within thirty (30) days of its due date or a breach of any of the representations, warranties or covenants made herein or in the Note shall constitute an event of default.

         Upon the occurrence of any event of default, Lender will provide Borrower notice by certified mail, return receipt requested, to the address above and Borrower shall have Ten (10) days from receipt thereof to cure such default. In the event Borrower fails to cure such default, all Liabilities of Borrowers shall immediately be due and payable and Lender may: (a) proceed, with or without judicial process, to take possession of all or any part of the Collateral; (b) assign, transfer and deliver at any time any portion of the Collateral, including without limitation, by sale of the Collateral in such manner, at such price and on such terms as Lender may deem best; (c) upon proper notice, elect to retain the Collateral in satisfaction of all Liabilities; (d) add to the Liabilities reasonable attorney's fees directly related to the documentation and administration of this Loan Security Agreement and underlying Note; and (e) pursue any remedy available to it by law or equity, including without limitation, all rights and remedies granted to a secured party under the Uniform Commercial Code, or under any other agreement between Borrowers and Lender. Each Borrower agrees that upon receipt of notice from Lender demanding possession of the Collateral, such Borrower will do everything necessary to assemble the Collateral and make it available to Lender at the place designated by Lender. Each Borrower waives any and all rights it may have to notice or a hearing (by court proceedings or otherwise) to determine Lender's right to obtain possession of the Collateral. Any sale of the Collateral may be public or private and at such price or prices as Lender may deem best. To the extent permitted by law, each Borrower waives any right to notice of any sale or other disposition of the Collateral. Each Borrower's rights under all licenses and franchise agreements shall inure to Lender's benefit. Each Borrower agrees that a reasonable means of disposition of Accounts shall be for Lender to hold and liquidate any and all Accounts. In the event of a sale or other disposition of the Collateral, the Lender shall apply all proceeds first to all costs and expenses of disposition, including reasonable attorney's fees, and then to the Liabilities. Any required notification of a sale or other disposition of the Collateral or of any action by Lender will be sufficient and reasonable if given personally or mailed not less than five (5) days prior to the day on which the action is to be taken.

         Borrowers acknowledge and confirm that as of October 26, 2000, they are indebted to Lender, without defense, set-off or counter-claim under the Loan and Security Agreement and Promissory Note each dated September 13, 2000 (the "Existing Loan Documents") in the principal amount of Two Hundred and Fifty Thousand Dollars ($250,000) ("Existing Indebtedness"). This Agreement amends and restates the agreements or documents heretofore securing the Existing Indebtedness. The Existing Indebtedness shall be deemed to constitute a loan hereunder and Borrowers shall be jointly and severally, absolutely and unconditionally liable for the repayment of such loan in accordance with the terms hereof. The execution and delivery of this Agreement, however, does not evidence or represent a refinancing, repayment, accord and/or satisfaction or novation of the Existing Indebtedness. All liens and security interests previously granted for the benefit of Lender, pursuant to the Existing Loan Documents are acknowledged and reconfirmed and remain in full force and effect and are not intended to be released, replaced or impaired.

         Lender shall not be deemed to waive, by any act, delay, omissions or otherwise, any of its rights or remedies hereunder unless such waiver is in writing and signed by Lender and then only to the extent specifically set forth therein. A waiver in one event shall not be continuing or a bar to or waiver of such right or remedy on a subsequent event. Any waiver by Lender of any provision of this agreement shall not discharge any Obligor. Any rights and remedies provided for in this agreement may be exercised singly or concurrently.

         Each Borrower waives presentment for payment, demand, notice of nonpayment, notice of protest, and protest of all commercial paper at any time held by Lender on which such Borrower is in any way liable. Each Borrower consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by Lender with respect to the payment or other provisions of any such commercial paper, and to the release of any Collateral, with or without substitution, and to the release of any party against which such Borrower has a right of recourse. Each Borrower agrees (a) that a breach of any covenants contained in this agreement will cause irreparable injury to Lender, (b) that Lender has no adequate remedy at law, and (c) that every covenant shall be specifically enforceable.

         Each Borrower acknowledges that this is a continuing security agreement which shall remain effective until all obligations under the Loan and Note are paid in full. Lender shall execute any reasonable documents requested by Borrower to evidence the termination of this Agreement upon such payment in full.

         This agreement shall be governed, construed and interpreted in accordance with the laws of Pennsylvania without giving effect to principles of conflicts of laws. The exclusive forum for any legal proceeding arising out of or related to this agreement shall be the Courts of the Commonwealth of Pennsylvania or the United States District Court, Eastern District of Pennsylvania. The Borrowers and Lender each hereby irrevocably consent to the jurisdiction of said courts and waive any right to a jury trial on any issue on which the Borrowers and Lender are in an adverse position. In the event any provision of this agreement shall be held invalid or unenforceable, such holding shall not invalidate or render unenforceable any other provision. This agreement, including its covenants and warranties, shall be binding upon and inure to the benefit of the Borrowers and Lender and their respective successors and assigns; it shall be in addition to, and not in substitution of, any evidence of liability or any other agreement between the Borrowers and Lender, all of which shall be construed as one instrument.

                                        CTI GROUP (HOLDINGS) INC.


                                        By: /s/ Anthony P. Johns
                                           -------------------------------------
                                           Anthony P. Johns

                                        Title: Chairman & CEO
                                              ----------------------------------


                                        CTI DATA SOLUTIONS, INC.


                                        By: /s/ Anthony P. Johns
                                           -------------------------------------
                                           Anthony P. Johns

                                        Title: President
                                              ----------------------------------


                                        CTI DATA SOLUTIONS, LTD.


                                        By: /s/ Anthony P. Johns
                                           -------------------------------------
                                           Anthony P. Johns

                                        Title: President
                                               ---------------------------------



                                        CENTILLION DATA SYSTEMS, INC.

                                        By: /s/ John M. Cauffman
                                           -------------------------------------
                                           John M. Cauffman, President

                                                                         ANNEX K

                              AMENDED AND RESTATED
                                 PROMISSORY NOTE


$550,000                                                 Dated: October 26, 2000


         FOR VALUE RECEIVED and intending to be legally bound hereby, CTI GROUP (HOLDINGS) INC., a Delaware corporation ("Group"), CTI DATA SOLUTIONS, LTD., a Delaware corporation ("Data UK") and CTI DATA SOLUTIONS, INC., a Delaware corporation ("Data", and together with Group and Data UK collectively referred to as, the "Maker"), hereby, jointly and severally, promises to pay to the order of CENTILLION DATA SYSTEMS, INC. (the "Payee") the maximum Principal Sum of Five Hundred Fifty Thousand Dollars ($550,000), together with interest and reasonable attorneys' fees thereon on the unpaid portion at the Rate.

         Principal and Interest and reasonable attorneys' fees shall be paid upon the earlier to occur of the following:

         1. Upon demand at the closing of the merger between Maker and Payee (the "Closing") pursuant to that certain Agreement and Plan of Merger executed by and between Maker and Payee (the "Merger Agreement") dated February 3, 2000; or

         2. September 12, 2001 (the "Maturity Date").

         In the event that this Note is paid contemporaneously with or as a result of the Closing as provided for above, this Note shall be marked discharged and satisfied and the outstanding principal and accrued interest due hereunder shall be applied towards the requirement that Centillion have $8,000,000 in cash less all expenditures made by Centillion relating to the development of Billing Software on its books at the time of the Closing as provided for in Sections 6.2(d)(ii) and 6.2(d)(iv)(x) of the Merger Agreement.

         All sums realized by the Maker on account of this Note, from whatever source received, shall be applied first to any reasonable and substantiated fees, costs and expenses (including reasonable attorney's fees) incurred by the Maker directly related to the documentation and administration of this Note, second to accrued and unpaid interest, and then to principal.

         As security for this Note, each Maker hereby grants, conveys, and assigns to the Payee a security interest in and to all accounts (as defined in Article 9 of the Uniform Commercial Code), whether now existing or hereafter arising in the future, including without limitation all accounts receivable of such Maker created by or arising from the sale of goods or the performing of services made under such Makers's corporate name or any of such Maker's trade names (collectively, the "Collateral").

         The nonpayment when due of any amount payable under this Note within thirty (30) days after the date due or the material breach of any representations, warranties or covenants contained herein or in the Amended and Restated Loan and Security Agreement by and among Maker and Payee (the "Loan Agreement") dated the date hereof shall be an "Event of Default".

         Upon the Event of Default or in the event this Note remains unpaid after the Maturity Date, Payee shall, in addition to those rights granted under the Loan Agreement, have the right to sell all or part of the Collateral in any commercially reasonable manner to satisfy the balance due under this Note. Such rights with respect to the Collateral shall be Payee's exclusive remedy. Payee shall not have the right to collect any balance due under this Note from any assets of Maker not included as part of the Collateral.

         The Rate shall mean Ten percent (10%) per annum.

         Maker shall have the privilege, without premium or penalty, of prepaying this Note, at any time, in whole or in part, provided that each prepayment shall be accompanied by accrued interest on the amount prepaid.

         Upon an Event of Default, Maker will provide Payee notice by certified mail return receipt requested to the below address and Maker shall have Ten (10) days from the receipt thereof to cure any such default. In the event Maker fails to cure said default, this Note shall, at Payee's option, become immediately due and payable in full without further notice to or demand on Maker of any kind and without presentment, demand or protest, notice of dishonor and notice of protest, all of which are hereby waived.

         In the event that the Maker engages an attorney to represent it in connection with (a) any Event of Default, (b) any potential and/or actual bankruptcy or other insolvency proceedings commenced by or against the Maker and/or (c) any actual litigation arising out of or related to any of the foregoing, or any of the Obligations, then the Maker shall be liable to and shall reimburse the Maker on demand for all reasonable attorneys' fees, costs and expenses incurred by the Maker in connection with any of the foregoing. The Maker shall also be liable and shall also reimburse the Maker on demand for all other reasonable, substantiated costs and expenses (including reasonable attorney's fees) incurred by the Maker in connection with the enforcement of the Obligations.

         No extension of time for payment granted by the Maker of all or any part of the amount owing on this Note at any time shall affect the liability of the Maker hereunder.

         Acceptance by the Maker of any payment after any Event of Default shall not operate to extend the time of payment of any amount then remaining unpaid and shall not constitute a waiver of any future installments, such Event of Default or any other rights of the Maker under this Note. No delay by the Maker in exercising any power or right shall operate as a waiver of any power or right held by the Maker. The Maker hereby waives presentment for payment, demand, protest, or notice of protest. No single or partial exercise of any power or right shall preclude other or future exercise of the power or right, or the exercise of any other power or right. The waiver of any default or grounds for acceleration by the Maker shall not operate as a waiver of any subsequent default, or grounds for acceleration of any power or right that the Maker may have under the terms of this Note.

         No waiver or modification of the terms of this Note shall be valid unless in writing, signed by the Maker and the Maker, and appended hereto.

         This Note amends and restates, but does not extinguish the indebtedness evidenced by that certain Promissory Note given by Data to Payee dated September 13, 2000 in the original amount of Two Hundred Fifty Thousand Dollars ($250,000), as same may have been amended, supplemented or replaced from time to time. Upon receipt of an executed copy of this Note, Payee shall mark the aforementioned note canceled and return it to Maker.

        This Note and all questions relating to its validity, interpretation, performance, remediation and enforcement (including, without limitation, provisions concerning limitations of actions) shall be governed by and construed in accordance with the domestic laws of the Commonwealth of Pennsylvania, notwithstanding any choice-of-laws doctrines of such jurisdiction or any other jurisdiction which ordinarily would cause the substantive law of another jurisdiction to apply, without the aid of any canon, custom or rule of law requiring construction against the draftsman.

         If any provision of this Note or the application thereof is held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall not be affected thereby, and each provision of this Note shall be valid and enforceable to the fullest extent permitted by law.

         Waiver of Jury Trial. EACH MAKER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF , UNDER, OR IN CONNECTION WITH THIS NOTE OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE MAKER. EACH MAKER HEREBY WAIVES THE RIGHT TO INTERPOSE ANY COUNTERCLAIM OR OFFSET OF ANY NATURE OR DESCRIPTION IN ANY LITIGATION RELATING TO THE PURCHASE DOCUMENTS OR THIS NOTE OR ANY LIABILITY THEREUNDER OR HEREUNDER, OR ENFORCEMENT OF REMEDIES THEREUNDER OR HEREUNDER.

         IN WITNESS WHEREOF, each Maker has caused this instrument to be executed on its behalf by its duly authorized officer, on the date first set forth above.


                                        CTI GROUP (HOLDINGS) INC.


                                        By: /s/ Anthony P. Johns
                                           -------------------------------------
                                           Anthony P. Johns

                                        Title: Chairman & CEO
                                              ----------------------------------



                                        CTI DATA SOLUTIONS, INC.


                                        By: /s/ Anthony P. Johns
                                           -------------------------------------
                                           Anthony P. Johns

                                        Title: President
                                              ----------------------------------




                                        CTI DATA SOLUTIONS, LTD.


                                        By: /s/ Anthony P. Johns
                                           -------------------------------------
                                           Anthony P. Johns

                                        Title: President
                                              ----------------------------------

                            CTI Group (Holdings) Inc.

                                      PROXY

              Solicited on Behalf of the Board of Directors for the
                  Special Meeting of Stockholders to be held on
                   February 12, 2001, 10:00 a.m., local time.


         The undersigned hereby appoints Mary Ann Davis and Bonnie Yost, and each of them, with full power of substitution, proxies to represent the undersigned at the special meeting of stockholders of CTI Group (Holdings) Inc.("CTIG") to be held on February 12, 2001, at the offices of Klehr, Harrison, Harvey, Branzburg & Ellers LLP, 260 S. Broad Street, Philadelphia, PA 19102, at 10:00 a.m., local time, and at any adjournments or postponements thereof and thereat to vote all of the shares of stock which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, as follows. The Board of Directors recommends that you vote FOR the following proposals:

         1. To approve and adopt a Merger Agreement by and between CTIG and Centillion Data Systems, Inc.

            |_|    FOR                |_|    AGAINST         |_|    ABSTAIN

         2. To approve and adopt a Merger Agreement whereby Celltech Information Systems, Inc. will be merged with, and into CTI Billing Solutions Inc., a wholly-owned subsidiary of CTIG.

            |_|    FOR                |_|    AGAINST         |_|    ABSTAIN

         3. To approve and adopt amendments to CTIG's Certificate of Incorporation to redesignate its current common stock as either Class A Common Stock or Class B Common Stock and restructure and designate CTIG's post-merger Board of Directors.

            |_|    FOR                |_|    AGAINST         |_|    ABSTAIN

         4. To approve and adopt an amendment to the CTIG Stock Option and Restricted Stock Plan to enable CTIG to authorize additional options.

            |_|    FOR                |_|    AGAINST         |_|    ABSTAIN

         5. In their discretion to act upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting.

The Board of Directors of CTI Group (Holdings) Inc. recommends a vote for the approval of each proposal.

         The proxy holders will vote the shares represented by this proxy in the manner indicated on the reverse side hereof. Unless a contrary direction is indicated, the proxy holders will vote FOR approval of each of the stated proposals and at the discretion of the proxy holders as to any other matter related to the proposals that may properly come before the special meeting.



                                                  ------------------------------
                                                            Signature

                                                  ------------------------------
                                                            Signature

                                                  Dated                   , 2001
                                                  In case of joint owners, each
                                                  joint owner must sign, if
                                                  signing for a corporation or
                                                  partnership or as agent,
                                                  attorney or fiduciary,
                                                  indicate the capacity in
                                                  which you are signing.

             PLEASE MARK, DATE, AND SIGN YOUR NAME AS IT APPEARS ON
                 THIS CARD AND RETURN IN THE ENCLOSED ENVELOPE.